As filed with the Securities and Exchange Commission on August ________, 2000

                           Registration No. 333-29289

                                File No. 811-8255

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM N-1A

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REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         |__|
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      Pre-Effective Amendment No. ______                        |__|
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      Post-Effective Amendment No.    12                        | X|
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                                     and/or

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REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 |__|
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      Amendment No.    14                                       | X|
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                        (Check appropriate box or boxes)


                              THE WORLD FUNDS, INC.
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               (Exact Name of Registrant as Specified in Charter)

             1500 Forest Avenue, Suite 223, Richmond, Virginia 23229
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               (Address of Principal Executive Offices)(Zip Code)

                                 (800)-527-9525
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               Registrant's Telephone Number, Including Area Code

                           Steven M. Felsenstein, Esq.
                                Greenberg Traurig
                            2050 One Commerce Square
                             Philadelphia, PA 19103
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                     (Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: Upon effectiveness of this Post-Effective Amendment. It is proposed that this filing will become effective (check appropriate box)
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      |   | immediately upon filing pursuant to paragraph (b)
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      |   | on (date) pursuant to paragraph (b)
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      | X | 60 days after filing pursuant to paragraph (a)(I)
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      |   | on (date) pursuant to paragraph (a)(I)
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      |   | 75 days after filing pursuant to paragraph (a)(2)
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      |  | on (date) pursuant to paragraph (a)(2) of Rule 485.
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If appropriate, check the following box:

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      |__| This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered Common Stock of the Global e Fund series par value $.01 per share.

                                TABLE OF CONTENTS

      This Filing of a post-effective amendment to the Registrant's registration statement on Form N-1A consists of the following:

      1.   Part A Prospectus of the Global e Fund series of the Registrant.

      2. Part B Statement of Additional Information of the Global e Fund series of the Registrant.

      3.    Part C

                             THE WORLD FUNDS, INC.
               1500 Forest Avenue, Suite 223, Richmond, Va. 23229
               804-285-8211 * 800-527-9500 * 804-285-8251 (fax)

VIA EDGAR

August ______, 2000

Filing Desk

U.S. Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20049

      RE:  The World Funds, Inc.
           File Numbers 333-29289 and 811-8255
           Post Effective Amendment to Registration Statement

Dear Ladies and Gentlemen:

      Transmitted herewith for electronic filing with the U.S. Securities and Exchange Commission (the "Commission") on behalf of The World Funds, Inc. (the "Registrant"), pursuant to Rule 485(a) (2) under the Securities Act of 1933, as amended (the "1933 Act"), is Post-Effective Amendment No. 12 under the 1933 Act and Amendment No. 14 under the Investment Company Act of 1940, as amended (the "1940 Act"), referred to herein as the "485(a)(2) Amendment" to the registration statement of the Registrant.

      The 485(a)(2) Amendment contains a Prospectus and Statement of Additional Information ("SAI") adding a new class of shares for the Global e Fund to be added to the Registrant's Registration Statement. The Post-Effective Amendment will become effective pursuant to paragraph (a)(2) sixty days after it is filed.

This Post-Effective Amendment does not amend the existing prospectuses and statements of additional information of other series of the Registrant, and is not an "amendment relating to the same prospectus" under paragraph (d)(3) of Rule 485. ?????????????????????

Please contact Steven M. Felsenstein, Esquire at 215-988-7837, should you have any questions or comments concerning this filing.

Sincerely,



/s/ John Pasco, III
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John Pasco, III
Chairman

cc:  Carolyn Gilheany, Esq.
     Steven M. Felsenstein, Esq.

THE WORLD FUNDS, INC.

Global e Fund

PROSPECTUS

Prospectus Dated ______________________


This Prospectus describes the Global e Fund (the "Fund"), a series of The World Funds, Inc. (the Company"). A series fund offers you a choice of investments, with each series having its own investment objective and a separate portfolio. The Fund seeks capital appreciation by investing in a non-diversified portfolio of equity securities. The Fund offers two classes of shares: Class A Shares with a front-end sales charge and Class B Shares subject to a contingent deferred sales charge. As with all mutual funds, the U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or completeness of this Prospectus. It is a criminal offense to suggest otherwise.

RISK RETURN SUMMARY

Investment Objective:   Capital appreciation

Principal Investment
Strategies:             The Fund will seek to achieve its investment objective
                        by investing in a non-diversified portfolio consisting primarily of equity securities, securities convertible into common stock and warrants of companies principally engaged in Internet and Internet-related businesses.

                        A company is considered principally engaged in Internet or Internet-related business if it is engaged in the research, design, development, manufacturing or engaged to a significant extent in the business of distributing products, processes or services for use with the Internet or Internet-related businesses.

                        Under normal market conditions, the Fund will invest at least 65% of its assets in securities of companies located outside of the United States (the U.S.) principally engaged in Internet and Internet-related businesses. The Fund intends to invest its assets in many countries and normally will have business activities of not less than three (3) different countries represented in its portfolio. The Fund may also invest in securities of companies in emerging and developing markets.

                        The Fund will not be limited to investing in securities of companies of any size, securities of any particular market, or to hold particular securities for a stated time period. The Fund may invest in companies with small market capitalization or companies that have relatively small revenues, limited product lines, and a small share of the market for their products or services (collectively, "small companies").

Principal  Risks:       The principal risk of investing in the Fund is that the
                        value of its investments are subject to market, economic and business risk that may cause the Net Asset
                        Value ("NAV") to fluctuate over time. Therefore, the value of your investment in the Fund could decline.
                        There is no assurance that the investment adviser will achieve the Fund's objective of capital appreciation.

                        The Fund operates as a non-diversified fund. As such the Fund may invest a larger portion of its assets in fewer securities. This may cause the market action of the Fund's larger portfolio positions to have a greater impact on the Fund's NAV, which could result in increased volatility.

                        The value of the Fund's shares is susceptible to factors affecting the Internet such as heightened regulatory oversight and possible changes in government policies which may have a material effect on the products and services of this sector. Securities of companies in this sector tend to be more volatile than securities of companies in other sectors. Competitive pressures and changing demand may have a significant effect on the financial condition of Internet companies. These companies spend heavily on research and development and are especially sensitive to the risk of product obsolescence. The occurrence of any of these factors, individually or collectively, may adversely affect the value of the Fund's shares and could result in the loss of your investment.

                        Investments in foreign countries may involve financial, economic or political risks that are not ordinarily associated with U.S. securities. Hence, the Fund's
                        NAV may be affected by changes in exchange rates between foreign currencies and the U.S. dollar, different regulatory standards, less liquidity and increased volatility, taxes and adverse social or political
                        developments.   Foreign companies  are not  generally
                        subject to the same accounting, auditing and financial reporting standards as are domestic companies. Therefore, there may be less information available about a foreign company than there is about a domestic company. In addition, as investments may be made utilizing foreign currencies, there is the risk of currency devaluation that may effect this investment.

                        In addition to the typical risks that are associated with investing in foreign countries, companies in developing countries generally do not have lengthy operating histories. Consequently, these markets may be subject to more substantial volatility and price fluctuation than securities traded in more developed markets.

                        Because exchange rates for currencies fluctuate daily, prices of the foreign securities in which the fund invests are more volatile than prices of securities traded exclusively in the U.S.

                        Because the small companies in which the Fund may invest may have unproven track records, a limited product or services base and limited access to capital, they may be more likely to fail than larger companies.

                        An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency.

Investor Profile:       You may want to invest in the Fund if you are seeking
                        capital appreciation and are willing to accept share prices that may fluctuate, sometimes significantly, over the short-term. The Fund may be particularly suitable for you if you wish to take advantage of opportunities in the securities markets located outside of the U.S. You should not invest in the Fund if you are not willing to accept the risks associated with investing in foreign countries. The Fund will not be appropriate if you are seeking current income or are seeking safety of principal.

Performance
Information:            Because the Fund is new, it does not have historical
                        performance data and is not presenting historical information at this time.

FEES AND EXPENSES

The following table describes the fees and expenses that you may pay directly or indirectly in connection with an investment in the Fund. The annual operating expenses, which cover the costs of investment management, administration, accounting and shareholder communications, are shown as an annual percentage of the Fund's average daily net assets.

Shareholder Transaction Fees (fees paid directly from your investment)

                                              Class A Shares     Class B Shares
                                              --------------     --------------

Maximum Sales Charge (Load)(1)                   5.50%              None
Maximum Deferred Sales Charge (Load)             None(2)            5.00%(3)

Maximum Sales Charge (Load)
 Imposed on Reinvested
 Dividends and Distributions                     None               None
Redemption Fees (4)                              None               None
Exchange Fees (5)                                None               None

Estimated Annual Operating Expenses(expenses that are deducted from Fund assets)

                                              Class A Shares     Class B Shares
                                              --------------     --------------

Advisory Fee                                     1.25%              1.25%
Distribution (12b-1) Fees(6)                     0.50%              1.00%
Other Expenses                                   1.74%              1.74%
                                                 -----              -----
Total Annual Fund Operating Expenses (7)         3.49%              3.99%

1) As a percentage of offering price. Reduced rates apply to purchases over $25,000, and the sales charge is waived for certain classes of investors. See "Buying Fund Shares-Public Offering Price" and "Buying Fund Shares-Rights of Accumulation."

2) If you are in a category of investors who may purchase shares without a sales charge, you will be subject to a 1% contingent deferred sales charge if you redeem your shares within 1 year of purchase.

3) A 5% deferred sales charge as a percentage of the original purchase price will apply to any redemption made within the first year. During the second year, redeemed shares will incur a 4% sales charge. During years three and four you will pay 3%, during year five 2%, and during year six 1%. The contingent deferred sales charge is eliminated after the sixth year. Class B Shares automatically convert to Class A Shares eight years after the calendar month end in which the Class B Shares were purchased.

4) A shareholder electing to redeem shares by telephone request may be charged $10 for each such redemption request.

5)   A shareholder may be charged a $10 fee for each telephone exchange.

6) The Company has approved a Plan of Distribution pursuant to Rule 12b-1 of the Investment Company Act of 1940, as amended, (the "1940 Act") providing for the payment of distribution fees to the distributors for the Fund ("12b-1 Plan"). Class A Shares pay a maximum distribution fee of 0.50% of average daily net assets, and Class B Shares pay a maximum distribution fee of 1.00% of average daily net assets. See "Rule 12b-1 Fees." The higher 12b-1 fees borne by Class B Shares may cause long-term investors to pay more than the economic equivalent of the maximum front end sales charge permitted by the National Association of Securities Dealers (the "NASD").

7) In the interest of limiting expenses of the Fund, Global Assets Advisors, Inc. (the "Adviser") has entered into a contractual expense limitation agreement with the Company. Pursuant to the agreement, the Adviser has agreed to waive or limit its fees and to assume other expenses for the first three years following commencement of operations so that the ratio of total annual operating expenses of the Fund are limited to 3.49% for Class A Shares and 3.99% for Class B Shares.

The purpose of these tables is to assist investors in understanding the various costs and expenses that they will bear directly or indirectly.

EXAMPLE:

The following expense example shows the expenses that you could pay over time. It will help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund and then redeem all of your shares at the end of the periods indicated. The example assumes that you earn a 5% annual return, with no change in Fund expense levels. Because actual return and expenses will be different, the example is for comparison only.

Based on these assumptions, your costs would be:

                                                1 Year                 3 Years
                                                ------                 -------
Total Expenses - Class A Shares (1)             $882                   $1,562
Total Expenses - Class B Shares (2)             $901                   $1,515

(1) With respect to Class A Shares, the above examples assume payment of the maximum initial sales charge of 5.50% at the time of purchase. The sales charge varies depending upon the amount of Fund shares that an investor purchases. Accordingly, your actual expenses may vary.

(2) With respect to Class B Shares, the above examples assume payment of the deferred sales charge applicable at the time of redemption.

Costs are an important consideration in choosing a mutual fund. Shareholders indirectly pay the costs of operating a fund, plus any transaction costs associated with buying and selling the securities a fund holds. These costs will reduce a portion of the gross income or capital appreciation a fund achieves. Even small differences in these expenses can, over time, have a significant effect on a fund's performance.

OBJECTIVES AND  STRATEGIES

The Fund's investment objective is to achieve capital appreciation. The Fund seeks to achieve its objective by investing in common stocks and securities that are convertible into common stocks and warrants. Under normal circumstances, the Fund will invest at least 65% of its total assets in securities of companies which are principally engaged in Internet and Internet-related businesses which are: located outside of the U.S.; have a majority of their operations outside the U.S.; or have securities primarily traded on a foreign exchange. The Fund intends to invest its assets in many countries and normally will have business activities of not less than three (3) different countries represented in its portfolio. The securities the Fund purchases may not always be purchased on the principal market. For example, American Depositary Receipts ("ADRs") may be purchased if trading conditions and liquidity make them more attractive than the underlying security. The Fund may select its investments from companies which are listed on a securities exchange or from companies whose securities have an established over-the-counter market, and may make limited investments in "thinly traded" securities.

The Internet is an emerging global communication, information and distribution system. The Adviser believes that the Internet offers favorable investment opportunities because of its ever growing popularity among business and personal users alike. Consequently, there are opportunities for continued growth in demand for components, products, media, services, and systems to assist, facilitate, enhance, store, process, record, reproduce, retrieve and distribute information, products and services for use by businesses, institutions and consumers. However, older technologies such as telephone, broadcast and cable have entered the Internet world with a strong presence and may also be represented when the Adviser believes that these companies may successfully integrate existing technology with new technologies. Products and services identified for investment include, but are not limited to, servers, routers, search engines, portals, bridge and switches, network applications, software, cable, satellite, fiber, modems, carriers, firewall and security, e-mail, electronic commerce, video and publishing.

The Internet has exhibited and continues to demonstrate rapid growth, both through increasing demand for existing products and services and the broadening of the Internet market. This provides a favorable environment for investment in small to medium capitalized companies. However, the Fund's investment policy is not limited to any minimum capitalization requirement and the Fund may hold securities without regard to the capitalization of the issuer. The Adviser's overall stock selection for the Fund is not based on the capitalization or size of the company but rather on an assessment of the company's fundamental prospects.

Using a combination of top-down/bottom-up investment approach, the Adviser analyzes foreign countries in relation to the U.S. to determine their level of Internet "Evolution" . When selecting investments for the Fund, the Adviser will seek to identify Internet companies that it believes are likely to benefit from new or innovative products, services or processes that can enhance the companies' prospects for future earnings growth. Some of these companies may not have an established history of revenue or earnings at the time of purchase and any dividend income is likely to be incidental.

The Fund may invest indirectly in securities through sponsored and unsponsored American Depositary Receipts ("ADRs")(, Global Depositary Receipts ("GDRs"),
European Depositary Receipts ("EDRs") and other types of Depositary Receipts (collectively "Depositary Receipts"), to the extent such Depositary Receipts become available. ADRs are Depositary Receipts typically issued by a U.S. bank or trust company evidencing ownership of underlying foreign securities. GDRs, EDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they also may be issued by U.S. banks or trust companies, evidencing ownership of underlying securities issued by either a foreign or a U.S. corporation. Depositary Receipts may not necessarily be denominated in the same currency of the underlying securities into which hey may be converted. For purposes of the Fund's investment policies, investments in Depositary Receipts will be deemed to be investments in the underlying securities.

The Fund may invest in companies with small market capitalization (i.e., less than $250 million) or companies that have relatively small revenues, limited product lines, and a small share of the market for their products or services (collectively, "small companies"). Small companies are also characterized by the following: (1) they may lack depth of management; (2) they may be unable to internally generate funds necessary for growth or potential development or to generate such funds through external financing on favorable terms; and (3) they may be developing or marketing new products or services for which markets are not yet established and may never become established.

The Fund may invest in securities involving special circumstances, such as initial public offerings, companies with new management or management reliant on one or a few key people, special products and techniques, limited or cyclical product lines, markets or resources or unusual developments, such as mergers, liquidations, bankruptcies or leveraged buyouts.

In addition to common stocks and securities that are convertible into common stocks, the Fund may invest in shares of closed-end investment companies which invest in securities that are consistent with the Fund's objectives and strategies. By investing in other investment companies, the Fund indirectly pays a portion of the expenses and brokerage costs of these companies as well as its own expenses. Also, federal and state securities laws impose limits on such investments, which may affect the ability of the Fund to purchase or sell these shares.

Other Investments. In addition to the investment strategies described above, the Fund may engage in other strategies such as derivatives. Investments in derivatives, such as options, can significantly increase a fund's exposure to market risk or credit risk of the counterparty, as well as improper valuation and imperfect correlation.

RISKS

Stock Market Risk.

The Fund is subject to stock market risk. Stock market risk is the possibility that stock prices overall will decline over short or long periods. Because stock prices tend to fluctuate, the value of your investment in the Fund may increase or decrease. The Fund's investment success depends on the skill of the Adviser in evaluating, selecting and monitoring the portfolio assets. If the Adviser's conclusions about growth rates or securities values are incorrect, the Fund may not perform as anticipated.

Non-diversification; Industry concentration.

The Fund is non-diversified under the 1940 Act. Under the 1940 Act, the Fund may invest its assets in the securities of a smaller number of investors. In addition, the Fund may invest more than 25% of its assets in what may be considered a single industry sector or several closely related industries.
Accordingly, the Fund may be more susceptible to the effects of adverse economic, political or regulatory developments affecting a single issuer or industry sector than funds that diversify to a greater extent.

Sector Risk.

Internet and Internet-related companies are particularly vulnerable to rapidly changing technology and relatively high risks of obsolescence caused by progressive scientific and technological advances. The economic prospects of Internet and Internet-related companies can dramatically fluctuate due to the competitive environment in which these companies operate. Therefore, the Fund may experience greater volatility than funds whose portfolio are not subject to these types of risks.

Foreign Investing.

The Fund's investments in foreign securities may involve risks that are not ordinarily associated with U.S. securities. Foreign companies are not generally subject to the same accounting, auditing and financial reporting standards as are domestic companies. Therefore, there may be less information available about a foreign company than there is about a domestic company. Certain countries do not honor legal rights enjoyed in the U.S. In addition, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments, which could affect U.S. investments in those countries. Investments in foreign companies often are made in the foreign currencies, subjecting the investor to the risk of currency devaluation or exchange rate risk. In addition, many foreign securities markets have substantially less trading volume than the U.S. markets, and securities of some foreign issuers are less liquid and more volatile than securities of domestic issuers. These factors make foreign investment more expensive for U.S. investors. Mutual funds offer an efficient way for individuals to invest abroad, but the overall expense ratios of mutual funds that invest in foreign markets are usually higher than those of mutual funds that invest only in U.S. securities.

Emerging and Developing MarketsA Fund's investments in emerging and developing countries involve those same risks that are associated with foreign investing in general (see above). In addition to those risks, companies in such countries generally do not have lengthy operating histories. Consequently, these markets may be subject to more substantial volatility and price fluctuations than securities that are traded on more developed markets.

Depositary Receipts.

In addition to the risk of foreign investments applicable to the underlying securities, unsponsored Depositary Receipts may also be subject to the risks that the foreign issuer may not be obligated to cooperate with the U.S. bank, may not provide additional financial and other information to the bank or the investor, or that such information in the U.S. market may not be current. Please refer to the Statement of Additional Information (the "SAI") for more information on Depositary Receipts.

Small Companies.

Historically, stocks of small companies have been more volatile than stocks of larger companies and are, therefore, more speculative than investments in larger companies. Among the reasons for the greater price volatility are the following:
(1) the less certain growth prospects of smaller companies; (2) the lower degree of liquidity in the markets for such stocks; and (3) the greater sensitivity of small companies to changing economic conditions. Besides exhibiting greater volatility, small company stocks may, to a degree, fluctuate independently of larger company stocks. Small company stocks may decline in price as large company stocks rise, or rise in price as large company stocks decline. Due to these and other factors, small companies may suffer significant losses, as well as realize substantial growth. Thus, securities of small companies present greater risks than securities of larger, more established companies. You should therefore expect that the value of Fund shares to be more volatile than the shares of mutual fund investing primarily in larger company stocks.

Investments in small or unseasoned companies or companies with special circumstances often involve much greater risk than are inherent in other types of investments, because securities of such companies may be more likely to experience unexpected fluctuations in prices.

European Currency.

Several European countries are participating in the European Economic and Monetary Union, which established a common European currency for participating countries. This currency is commonly known as the "Euro". Each participating country has pegged its existing currency with the Euro as of January 1, 1999 and many transactions in these countries are valued and conducted in the Euro. The majority of stock transactions in the major markets now are made in Euros. Additional European countries may elect to participate in the common currency in the future. The conversion presents unique uncertainties, including, among others: (1) whether the payment and operational systems of banks and other financial institutions will function properly; (2) how certain outstanding financial contracts that refer to existing currencies rather than the Euro will be treated legally; (3) how exchange rates for existing currencies and the Euro will be established; and (4) how suitable clearing and settlement payment systems for the Euro will be managed. The Fund invests in securities of countries that have converted to the Euro or will convert in the future and could be adversely affected if these uncertainties cause adverse effects on these securities. To date the conversion of the Euro has had negligible impact on the operations and investment returns of U.S. investment companies.

Portfolio Turnover.

Although the Fund does not generally intend to invest for the purpose of seeking short-term profits, the Fund's investments may be changed when circumstances warrant, without regard to the length of time a particular security has been held. It is expected that the Fund will have an annual portfolio turnover rate that will generally not exceed 100%. A 100% turnover rate would occur if all the Fund's portfolio investments were sold and either repurchased or replaced within a year. A high turnover rate (100% or more) results in correspondingly greater brokerage commissions and other transactional expenses which are borne by the Fund. High portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to shareholders, will be taxable as ordinary income.

Temporary Defensive Positions.

When the Adviser believes that investments should be deployed in a temporary defensive posture because of economic or market conditions, the Fund may invest up to 100% of its assets in U.S. Government securities (such as bills, notes, or bonds of the U.S. Government and its agencies) or other forms of indebtedness such as bonds, certificates of deposits or repurchase agreements (for the risks involved in repurchase agreements see the SAI). For temporary defensive purposes, the Fund may hold cash or debt obligations denominated in U.S. dollars or foreign currencies. These debt obligations include U.S. and foreign government securities and investment grade corporate debt securities, or bank deposits of major international institutions. When a Fund is in a temporary defensive position, it is not pursuing its stated investment policies. The Adviser decides when it is appropriate to be in a defensive position. It is impossible to predict for how long such defensive strategies will be utilized.

MANAGEMENT ORGANIZATION AND CAPITAL STRUCTURE

The Company.

The World Funds, Inc. (the "Company") was organized under the laws of the State of Maryland in May, 1997. The Company is an open-end management investment company registered under the Investment Company Act of 1940, as amended, (the "1940 Act") and is commonly known as a "mutual fund". The Company has retained an adviser to manage all aspects of the investments of the Fund.

Investment  Adviser.

Global Assets Advisors, Inc. (the "Adviser") manages the investment of the assets of the Fund pursuant to the Investment Advisory Agreement (the "Advisory Agreement"). The address of the Adviser is 250 Park Avenue South, Suite 200, Winter Park, Florida 32789. Although the Adviser has not previously served as the investment adviser for an open-end investment company, it has served as the adviser to The Global Internet Trust, a unit investment trust registered under the Investment Company Act of 1940 that is invested in a portfolio of global internet securities.

Mr. Michael M. Ward is the Portfolio Manager of the Fund since it's inception on May 1, 2000. Mr. Ward, a Chartered Financial Analyst (CFA), has been Vice President and Director of Equity Research at International Assets Advisory Corporation ("IAAC") since 1997. IAAC originated and maintains the "NETDEX", an index of international internet companies. As a portfolio manager of the Adviser, Mr. Ward manages and/or oversees more than $50 million in global investments for a wide variety of clients. Prior to joining IAAC, he was a Financial Analyst at Grande Journeys and a consultant with Winter Park Capital Assets. Mr. Mido Shammaa and Mr. Stefan Spath are Assistant Portfolio Managers of the Fund since its inception. Mr. Shammaa, regional strategist for Asia and Internet analyst, joined IAAC in 1998. He specializes in the equity analysis of both developed and emerging markets securities in Southeast Asia and the Pacific Rim. Prior to joining IAAC, Mr. Shammaa worked in the Risk Management division of Banco Popular. At Banco Popular, Mr. Shammaa helped develop financial products and quantitative risk management tools. Mr. Spath joined IAAC in 1997 and specializes in international securities analysis, global macroeconomics and geo-political risk. Prior to his work at IAAC, Mr. Spath was an investment analyst with RMC Group plc, a British conglomerate. Mr. Spath was responsible for all capital budgeting and investment analysis for international projects.

Under the Advisory Agreement, the Adviser provides the Fund with investment management services, subject to the supervision of the Board of Directors, and with office space, and pays the ordinary and necessary office and clerical expenses relating to investment research, statistical analysis, supervision of the Fund's portfolio and certain other costs. The Adviser also bears the cost of fees, salaries and other remuneration of The World Funds' directors, officers or employees who are officers, directors, or employees of the Adviser. The Fund is responsible for all other costs and expenses, such as, but not limited to, brokerage fees and commissions in connection with the purchase and sale of securities, legal, auditing, bookkeeping and record keeping services, custodian and transfer agency fees and fees and other costs of registration of the Fund's shares for sale under various state and federal securities laws.

Under the Advisory Agreement, the monthly compensation paid to the Adviser is accrued daily at an annual rate of 1.25% on the first $500 million of average net assets; 1.00% on average net assets in excess of $500 million and not more than $1 billion; and 0.75% on average net assets over 1 billion of the Fund's average daily net assets. These fees are higher than those charged by most other investment companies, but are comparable to investment companies with investment objectives and policies similar to the Fund's investment objectives and policies.

In the  interest of  limiting  the  expense  ratio of the Fund,  the Adviser has entered into an expense limitation agreement with the Company. Pursuant to the agreement, the Adviser has agreed to waive or limit its fees and to assume other expenses so that the ratio of total annual operating expenses for the Fund is limited to 3.49% for Class A Shares and 3.99% for Class B Shares. The limit does not apply to interest, taxes, brokerage commissions, other expenditures capitalized in accordance with generally accepted accounting principles or other extraordinary expenses not incurred in the ordinary course of business.

The Adviser will be entitled to reimbursement of fees waived or remitted by the Adviser to the Fund. The total amount of reimbursement recoverable by the Adviser (the "Reimbursement Amount") is the sum of all fees previously waived or remitted by the Adviser to the Fund during any of the previous five (5) years, less any reimbursement previously paid by the Fund to the Adviser with respect to any waivers, reductions, and payments made with respect to the Fund. The Reimbursement Amount may not include any additional charges or fees, such as interest accruable on the Reimbursement Amount. Such reimbursement will be authorized by the Board of Directors.

SHAREHOLDER INFORMATION

The Fund's share price, called its NAV per share, is determined as of the close of trading on the New York Stock Exchange ("NYSE") (currently 4:00 p.m. Eastern
Time) on each business day ("Valuation Time") that the NYSE is open. As of the date of this prospectus, the Fund is informed that the NYSE observes the following holidays: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. NAV per share is computed by adding the total value of the Fund's investments and other assets, subtracting any liabilities and then dividing by the total number of shares outstanding.

Shares are bought at the public offering price per share next determined after a request has been received in proper form. Shares are sold or exchanged at the NAV per share next determined after a request has been received in proper form. Any request received in proper form before the Valuation Time, will be processed the same business day. Any request received in proper form after the Valuation Time, will be processed the next business day.

The Fund's securities are valued at current market prices. Investments in securities traded on the national securities exchanges or included in the NASDAQ National Market System are valued at the last reported sale price. Other securities traded in the over-the-counter market and listed securities for which no sales are reported on a date are valued at the last reported bid price. Short-term debt securities (less than 60 days to maturity) are valued at their fair market value using amortized cost. Other assets for which market prices are not readily available are valued at their fair value as determined in good faith under procedures set by the Board of Directors. Depositary Receipts will be valued at the closing price of the instrument last determined prior to the Valuation Time unless the Company is aware of a material change in value. Securities for which such a value cannot be readily determined on any day will be valued at the closing price of the underlying security adjusted for the exchange rate. The value of a foreign security is determined as of the close of trading on the foreign exchange on which it is traded or as of the scheduled close of trading on the NYSE, whichever is earlier. Portfolio securities that are listed on foreign exchanges may experience a change in value on days when shareholders will not be able to purchase or redeem shares of the Fund. Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the scheduled close of the NYSE. The value of these securities used in computing the NAV is determined as of such times.

PURCHASING SHARES

Share Class Alternatives. The Fund offers investors two different classes of shares. The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and may have different share prices. When you buy shares be sure to specify the class of shares in which you choose to invest. If you do not select a class, your money will be invested in Class A Shares. Because each share class has a different combination of sales charges, expenses and other features, you should consult your financial adviser to determine which class best meets your financial objectives. Additional details about each of the share class alternatives may be found below under "Distribution Arrangements."

                                       Class A Shares          Class B Shares

Max. initial  sales charge.                5.50%                   None
                                        (Subject to
                                        reductions
                                        beginning with
                                        investments
                                        of $25,000)

See  "Distribution Arrangements"
for a schedule itemizing reduced
sales charges.

Contingent                                 None                 Year 1    5%
deferred sales                          (Except for 1%          Year 2    4%
charge ("CDSC")                          on redemptions         Year 3    3%
imposed when                             with 1 year)           Year 4    3%
shares are                                                      Year 5    2%
redeemed                                                        Year 6    1%
(percentage based                                               Year 7    None
on purchase                                                     Year 8    None
price).  Years
are based on a
twelve-month
period.

See below for
information regarding
applicable waivers of
the CDSC.

Rule 12b-1 fees.                           0.50%                   1.00%

See "DistributionArrangements"
for important
information about
Rule 12b-1 fees.

Conversion
to  Class A Shares                         N/A                 Automatically
                                                               after about 8
                                                               years, at which
                                                               time applicable
                                                               Rule 12b-1 fees
                                                               are reduced.

Appropriate for:                    All investors,            Investors who
                                    particularly              plan to hold
                                    those who intend          their shares at
                                    to hold their             least 6 years.
                                    shares for a long
                                    period of time
                                    and/or invest a
                                    substantial
                                    amount in the
                                    Fund.

Share Transactions.

You may purchase and redeem Fund shares, or exchange shares of the Fund for those of another, by contacting any broker authorized by the distributors to sell shares of the Fund or by contacting Fund Services, Inc., the Company's transfer and dividend disbursing agent (the "Transfer Agent"), at 1500 Forest Avenue, Suite 111, Richmond, Virginia 23229 or by telephoning (800) 628-4077. A sales charge may apply to your purchase. Brokers may charge transaction fees for the purchase or sale of Fund shares, depending on your arrangement with the broker.

Minimum  Investments.

The following table provides you with information on the various investment minimums, sales charges and expenses that apply to each class. Under certain circumstances the Fund may waive the minimum initial investment for purchases by officers, directors, employees or agents of the Company, and its affiliated entities and for certain related advisory accounts, retirement accounts, custodial accounts for minors and automatic investment accounts as detailed on page ___ under "Waiver of Sales Charges."

                                         Class A Shares        Class B Shares

Minimum Initial Investment                  $1,000                $1,000
Minimum Subsequent Investment               $   50*               $   50*

* For automatic investments made at least quarterly, the minimum subsequent investment is $100.

By Mail.

You may buy shares of the Fund by sending a completed application along with a check drawn on a U.S. bank in U.S. funds, to Global e Fund, c/o Fund Services, Inc., 1500 Forest Avenue, Suite 111, Richmond, Virginia 23229. See "Proper Form." Third party checks are not accepted for the purchase of Fund shares.

Investing by Wire.

You may purchase shares by requesting your bank to transmit by wire directly to the Transfer Agent. To invest by wire, please call the Fund at (800) 527-9525 or the Transfer Agent at (800) 628-4077 to advise the Fund of your investment and to receive further instructions. Your bank may charge you a small fee for this service. Once you have arranged to purchase shares by wire, please complete and mail the account application form promptly to the Transfer Agent. This application is required to complete the Fund's records. You will not have access to your shares until the Fund's records are complete. Once your account is opened, you may make additional investments using the wire procedure described above. Be sure to include your name and account number in the wire instructions you provide your bank.

Public  Offering  Price.

When you buy shares of the Fund, you will receive the public offering price per share as determined after your order is received in proper form, as defined on page ___ under the section entitled "Proper Form." The public offering price of Class A Shares is equal to the Fund's net asset value plus the initial sales charge. The public offering price of Class B Shares is equal to the Fund's net asset value. The Fund reserves the right to refuse to accept an order in certain circumstances, such as, but not limited to, orders from short-term investors such as market timers, or orders without proper documentation.

Net Asset  Value.

The Fund's share price is equal to the NAV per share of the Fund. The Fund calculates its NAV per share by valuing and totaling its assets, subtracting any liabilities, and dividing the remainder, called net assets, by the number of Fund shares outstanding. The value of the Fund's portfolio securities is generally based on market quotes if they are readily available. If they are not readily available, the Adviser will determine their market value in accordance with procedures adopted by the Board of Directors. For information on how the Fund values its assets, see "Valuation of Fund Shares" in the SAI.

DISTRIBUTION ARRANGEMENTS

Shares of the Fund may be purchased directly from the distributors or through brokers or dealers which have a sales agreement with the distributors and who are members of the NASD. When an investor acquires shares of the Fund from a securities broker-dealer, the investor may be charged a transaction fee by that broker-dealer. The minimum initial investment in the Fund is $1,000 and additional investments must be $50 or more.

The Fund is offered through financial supermarkets, investment advisers and consultants, financial planners, brokers, dealers and other investment professionals, and directly through the distributors. Investment professionals who offer shares may require payments of fees from their individual clients. If you invest through a third party, the policies and fees may be different than those described in this Prospectus. For example, third parties may charge transaction fees or set different minimum investment amounts.

If you purchase your shares through a broker-dealer, the broker-dealer firm is entitled to receive a percentage of the sales charge you pay in order to purchase Fund shares. The following schedule governs the percentage to be received by the selling broker-dealer firm.

              Class A Sales Charge and Broker-Dealer Commission  and Service Fee

                            Sales Charge as a Percentage of
                            --------------------------------    Dealer  Discount
Amount of Purchase at           Offering      Net Amount        as Percentage of
the Public Offering Price       Price         Invested          Offering Price
-------------------------       -----         --------          --------------

$1,000 but under $25,000        5.50%         5.82%             5.00%
$25,000 but under $50,000       5.25%         5.54%             4.75%
$50,000 but under $100,000      4.50%         4.71%             4.00%
$100,000 but under $250,000     3.50%         3.63%             3.25%
$250,000 but under $500,000     2.50%         2.56%             2.25%
$500,000 but under $1 million   1.50%         1.52%             1.25%
$1 Million or more              0.00%         0.00%             0.00%

After a one-year holding period, broker-dealers will be entitled to receive an ongoing service fee at an annual rate of 0.25%, payable quarterly.

                Class B Broker-Dealer Commission and Service Fee

                                          Broker-Dealer Percentage

Up to $__________________                          4.00%

After a one-year holding period, broker-dealers will be entitled to receive an ongoing service fee at an annual rate of 0.25%, payable quarterly.

Rule 12b-1  Fees.

The Board of Directors has adopted a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act ("Rule 12b-1 Plan") for each class of shares. Pursuant to the Rule 12b-1 Plans, the Fund may finance certain activities or expenses that are intended primarily to result in the sale of its shares. The Fund finances these distribution activities through payments made to the distributors. The fee ("Rule 12b-1 fee") paid to the distributors by each class is computed on an annualized basis reflecting the average daily net assets of a class, up to a maximum of 1% for Class B Shares, payable to First Dominion Capital Corp.; and 0.50% for Class A Share expenses, payable to International Assets Advisory Corp. (each a "Distributor"; collectively, the "Distributors"). Up to 0.25% of the total Rule 12b-1 fee may be used to pay for certain shareholder services provided by institutions that have agreements with a distributor of shares to provide those services. The Company may pay Rule 12b-1 fees for activities and expenses borne in the past in connection with the distribution of its shares as to which no Rule 12b-1 fee was paid because of the maximum limitation. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost more than paying other types of sales charges.

Right Of  Accumulation.

After making an initial purchase in the Fund, you may reduce the sales charge applied to any subsequent purchases. Your shares in a Fund previously purchased will be taken into account on a combined basis at the current net asset value per share of a Fund in order to establish the aggregate investment amount to be used in determining the applicable sales charge. Only previous purchases of Fund shares that are still held in the Fund and that were sold subject to the sales charge will be included in the calculation. To take advantage of this privilege, you must give notice at the time you place your initial order and subsequent orders that you wish to combine purchases. When you send your payment and request to combine purchases, please specify your account number.

Statement  of  Intention.

A reduced sales charge as set forth above applies immediately to all purchases where the investor has executed a Statement of Intention calling for the purchase within a 13-month period of an amount qualifying for the reduced sales charge. The investor must actually purchase the amount stated in such statement to avoid later paying the full sales charge on shares that are purchased. For a description of the Statement of Intention, see the SAI.

Waiver of Front-End Sales Charges.  No sales charge shall apply to:

(1)  reinvestment of income dividends and capital gain distributions;

(2)  exchanges of one Fund's shares for those of another Fund;

(3) purchases of Fund shares made by current or former directors, officers, or employees, or agents of the Company, the adviser, the distributors and by members of their immediate families, and employees (including immediate family members) of a broker-dealer distributing Fund shares;

(4) purchases of Fund shares by the distributors for their own investment account for investment purposes only;

(5) a "qualified institutional buyer," as that term is defined under Rule 144A of the Securities Act of 1933, including, but not limited to, insurance companies, investment companies registered under the 1940 Act, business development companies registered under the 1940 Act, and small business investment companies;

(6) a charitable organization, as defined in Section 501(c)(3) of the Internal Revenue Code ("Code"), as well as other charitable trusts and endowments, investing $50,000 or more;

(7) a charitable remainder trust, under Section 664 of the Code, or a life income pool, established for the benefit of a charitable organization as defined in Section 501(c)(3) of the Code;

(8) investment advisers or financial planners who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services; and clients of those investment advisers or financial planners who place trades for their own accounts if the accounts are linked to the master account of the investment adviser or financial planner on the books and records of the broker or agent;

(9) institutional retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in section 401(a), 403(b) or 457 of the Code and "rabbi trusts"; and

(10) the purchase of Fund shares, if available, through certain third-party fund "supermarkets." Some fund supermarkets may offer Fund shares without a sales charge or with a reduced sales charge. Other fees may be charged by the service-provider sponsoring the fund supermarket, and transaction charges may apply to purchases and sales made through a broker-dealer.

Waiver Of Contingent Deferred Sales Charge.

The contingent deferred sales charge is waived for:

(1) certain post-retirement withdrawals from an IRA or other retirement plan if you are over 70 1/2;

(2) redemptions by certain eligible 401 (a) and 401(k) plans and certain retirement plan rollovers;

(3) withdrawals resulting from shareholder death or disability provided that the redemption is requested within one year of death or disability; and

(4) withdrawals through Systematic Monthly Investment (systematic withdrawal plan).

Additional information regarding the waiver of sales charges may be obtained by calling (800) 432-0000. All account information is subject to acceptance and verification by the Distributors.

General.

The Company reserves the right in its sole discretion to withdraw all or any part of the offering of shares of the Fund when, in the judgment of the Fund's management, such withdrawal is in the best interest of the Fund. An order to purchase shares is not binding on, and may be rejected by, the Fund until it has been confirmed in writing by the Fund and payment has been received.

REDEEMING SHARES

You may redeem your shares at any time and in any amount by mail or telephone. For your protection, the Transfer Agent will not redeem your shares until it has received all the information and documents necessary for your request to be considered in proper order (see "Signature Guarantees"). You will be notified promptly by the Transfer Agent if your redemption request is not in proper order.

The Company's procedure is to redeem shares at the NAV determined after the Transfer Agent receives the redemption request in proper order. Payment will be made promptly, but no later than the seventh day following the receipt of the request in proper order. The Company may suspend the right to redeem shares for any period during which the NYSE is closed or the U.S. Securities and Exchange Commission (the "SEC") determines that there is an emergency. In such circumstances you may withdraw your redemption request or permit your request to be held for processing after the suspension is terminated.

If you sell shares through a securities dealer or investment professional, it is such person's responsibility to transmit the order to the Fund in a timely fashion. Any loss to you resulting from failure to do so must be settled between you and such person.

Delivery of the proceeds of a redemption of shares purchased and paid for by check shortly before the receipt of the request may be delayed until the Fund determines that the Transfer Agent has completed collection of the purchase check which may take up to 14 days. Also, payment of the proceeds of a redemption request for an account for which purchases were made by wire may be delayed until the Fund receives a completed application for the account to permit the Fund to verify the identity of the person redeeming the shares, and to eliminate the need for backup withholding.

Redemption  by Mail.

To redeem shares by mail, send a written request for redemption, signed by the registered owner(s) exactly as the account is registered. Certain written requests to redeem shares may require signature guarantees. For example, signature guarantees may be required if you sell a large number of shares, if your address of record on the account application has been changed within the last 30 days, or if you ask that the proceeds to be sent to a different person or address. Signature guarantees are used to help protect you and the Fund. You can obtain a signature guarantee from most banks or securities dealers, but not from a Notary Public. Please call the Transfer Agent at (800) 628-4077 to learn if a signature guarantee is needed or to make sure that it is completed appropriately in order to avoid any processing delays.

Redemption by Telephone.

You may redeem your shares by telephone provided that you request this service on your initial Account Application. If you request this service at a later date, you must send a written request along with a signature guarantee to the Transfer Agent. Once your telephone authorization is in effect, you may redeem shares by calling the Transfer Agent at (800) 628-4077. There is no charge for establishing this service, but the Transfer Agent will charge your account a $10 service fee for each telephone redemption. The Transfer Agent may change the amount of this service at any time without prior notice.

Redemption  by Wire.

If you request that your redemption proceeds be wired to you, please call your bank for instructions prior to writing or calling the Transfer Agent. Be sure to include your name, Fund account number, your account number at your bank and wire information from your bank in your request to redeem by wire.

Signature  Guarantees.

To help protect you and the Fund from fraud, signature guarantees are required for: (1) all redemptions ordered by mail if you require that the check be payable to another person or that the check be mailed to an address other than the one indicated on the account registration; (2) all requests to transfer the registration of shares to another owner; and, (3) all authorizations to establish or change telephone redemption service, other than through your initial Account Application.

In the case of redemption by mail,  signature  guarantees must appear on either:
(a) the written request for redemption; or, (b) a separate instrument of assignment (usually referred to as a "stock power") specifying the total number of shares being redeemed. The Company may waive these requirements in certain instances.

The following institutions are acceptable signature guarantors: (a) participants in good standing of the Securities Transfer Agents Medallion Program ("STAMP");
(b) commercial banks which are members of the Federal Deposit Insurance Corporation ("FDIC"); (c) trust companies; (d) firms which are members of a domestic stock exchange; (e) eligible guarantor institutions qualifying under Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended, that are authorized by charter to provide signature guarantees (e.g., credit unions, securities dealers and brokers, clearing agencies and national securities exchanges); and, (f) foreign branches of any of the above. In addition, the Company will guarantee your signature if you personally visit its offices at 1500 Forest Avenue, Suite 223, Richmond, Virginia 23229. The Transfer Agent cannot honor guarantees from notaries public, savings and loan associations, or savings banks.

Proper Form.

Your order to buy shares is in proper form when your completed and signed Account Application and check or wire payment is received. Your written request to sell or exchange shares is in proper form when written instructions signed by all registered owners, with a signature guarantee if necessary, is received.

Small  Accounts.

Due to the relatively higher cost of maintaining small accounts, the Fund may deduct $50 per year from your account or may redeem the shares in your account, if it has a value of less than $1,000. The Fund will advise you in writing thirty (30) days prior to deducting the annual fee or closing your account, during which time you may purchase additional shares in any amount necessary to bring the account back to $1,000. The Fund will not close your account if it falls below $1,000 solely because of a market decline. The Adviser and Distributor reserve the right to waive this fee for their clients.

Automatic  Investment  Plan.

Existing shareholders, who wish to make regular monthly investments in amounts of $100 or more, may do so through the Automatic Investment Plan. Under the Plan, your designated bank or other financial institution debits a pre-authorized amount from your account on or about the 15th day of each month and applies the amount to the purchase of shares. To use this service, you must authorize the transfer of funds by completing the Plan Section of the Account Application and sending a blank voided check.

Exchange  Privileges.

You may exchange all or a portion of your shares for the shares of certain other funds having different investment objectives, provided the shares of the fund you are exchanging into are registered for sale in your state of residence. Your account may be charged $10 for a telephone exchange fee. An exchange is treated as a redemption and a purchase and may result in realization of a gain or loss on the transaction.

Modification  or  Termination.

Excessive trading can adversely impact Fund performance and shareholders. Therefore, the Company reserves the right to temporarily or permanently modify or terminate the Exchange Privilege. The Company also reserves the right to refuse exchange requests by any person or group if, in the Company's judgment, a Fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. The Company further reserves the right to restrict or refuse an exchange request if the Company has received or anticipates simultaneous orders affecting significant portions of a Fund's assets or detects a pattern of exchange requests that coincides with a "market timing" strategy. Although the Company will attempt to give you prior notice when reasonable to do so, the Company may modify or terminate the Exchange Privilege at any time.

Dividends and Capital Gain Distributions.

Dividends from net investment income, if any, are declared annually. The Fund intends to distribute annually any net capital gains.

Distributions will automatically be reinvested in additional shares, unless you elect to have the distributions paid to you in cash. There are no sales charges or transaction fees for reinvested dividends and all shares will be purchased at NAV. If the investment in shares is made within an IRA, all dividends and capital gain distributions must be reinvested.

Unless you are investing through a tax deferred retirement account, such as an IRA, it is not to your advantage to buy shares of a fund shortly before the next distribution, because doing so can cost you money in taxes. This is known as "buying a dividend". To avoid buying a dividend, check the Fund's distribution schedule before you invest.

DISTRIBUTIONS AND TAXES

In general, Fund distributions are taxable to you as either ordinary income or capital gains. This is true whether you reinvest your distributions in additional shares of a Fund or receive them in cash. Any capital gains a fund distributes are taxable to you as long-term capital gains no matter how long you have owned your shares. Every January, you will receive a statement that shows the tax status of distributions you received for the previous year. Distributions declared in December but paid in January are taxable as if they were paid in December.

When you sell shares of a fund, you may have a capital gain or loss. For tax purposes, an exchange of your shares of a fund for shares of a different fund of the Company is the same as a sale. The individual tax rate on any gain from the sale or exchange of your shares depends on how long you have held your shares.

Fund distributions and gains from the sale or exchange of your shares will generally be subject to state and local income tax. Non-U.S. investors may be subject to U.S. withholding and estate tax. You should consult with your tax adviser about the federal, state, local or foreign tax consequences of your investment in a fund.

By law, the Fund must withhold 31% of your taxable distribution and proceeds if you do not provide your correct taxpayer identification number (TIN) or certify that your TIN is correct, or if the Internal Revenue Service (the "IRS") has notified you that you are subject to backup withholding and instructs the Fund to do so.

Information about the Company, including the SAI, can be reviewed and copied at the SEC's Public Reference Room, 450 Fifth Street NW, Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. Reports and other information regarding the Fund are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address:
publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington D.C. 20549-0102.

For more information about the Fund, you may wish to refer to the Company's SAI dated _______, 2000 which is on file with the SEC and incorporated by reference into this Prospectus. You can obtain a free copy of the SAI by writing to The World Funds, Inc. , 1500 Forest Avenue, Suite 223, Richmond, Virginia 23229, by calling toll free (800) 527-9525 or by e-mail at: mail@shareholderservices.com. General inquiries regarding the Fund may also be directed to the above address or telephone number.

(Investment Company Act File No. 811-8255)

                             THE WORLD FUNDS, INC.
                                 (THE "COMPANY")
                1500 FOREST AVENUE, SUITE 223, RICHMOND, VA 23229
                                 (800) 527-9525

                       STATEMENT OF ADDITIONAL INFORMATION

                                  Global e Fund

This Statement of Additional Information ("SAI") is not a Prospectus. It should be read in conjunction with the current Prospectus of the Global e Fund, dated ________________. You may obtain the Prospectus of the Fund, free of charge, by writing to World Funds, Inc. at 1500 Forest Avenue, Suite 223, Richmond, VA 23229 or by calling (800) 527-9525.

The date of this SAI is ___________________.

TABLE OF CONTENTS                                             PAGE

General Information

Additional Information About The Fund's Investments
Investment Objectives
Strategies and Risks
Investment Programs
   Warrants
   Illiquid Securities
   Depositary Receipts
   Temporary Defensive Positions
   U.S. Government Securities
   Repurchase Agreements
   Restricted Securities
   Options
   Other Investments
Investment Restrictions
Management of the Company
Principal Securities Holders
Policies Concerning Personal Investment Activities
Investment Adviser and Advisory  Agreement
Management-Related  Services
Portfolio Transactions
Portfolio Turnover
Capital Stock and Dividends
Dividends  and  Distributions
Additional Information  about  Purchases  and  Sales
Eligible  Benefit  Plans
Tax  Status
Investment Performance
Financial Information

GENERAL INFORMATION

The World Funds, Inc. (the "Company") was organized under the laws of the State of Maryland in May, 1997. The Company is an open-end management investment company registered under the Investment Company Act of 1940, as amended, (the "1940 Act") commonly known as a "mutual fund". This SAI relates to Global e Fund (the "Fund"). The Fund is a separate investment portfolio or series of the Company. The Fund is authorized to issue two classes of shares: Class A Shares imposing a front-end sales charge up to a maximum of 5.50%, and a sales charge of 1% if shares are redeemed within the first year after purchase; and Class B Shares charging a maximum back-end sales charge of 5%, if redeemed within six years of purchase, carrying a higher 12b-1 fee then Class A Shares, but converting to Class A Shares in approximately eight years after purchase. See "Capital Stock and Dividends" in this SAI. The Fund is a "non-diversified" series as that term is defined in the 1940 Act.

ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENTS

The following information supplements the discussion of the Fund's investment objectives and policies. The Fund's investment objective and fundamental investment policies may not be changed without approval by vote of a majority of the outstanding voting shares of the Fund. As used in this SAI, "majority of outstanding voting shares" means the lesser of (1) 67% of the voting shares of the Fund represented at a meeting of shareholders at which the holders of 50% or more of the shares of the Fund are represented; or (2) more than 50% of the outstanding voting shares of the Fund. The investment programs, restrictions and the operating policies of the Fund that are not fundamental policies can be changed by the Board of Directors of the Company (the "Directors") without shareholder approval.

INVESTMENT OBJECTIVES

The Fund's investment objective is capital appreciation. All investments entail some market and other risks and there is no assurance that the Fund will achieve its investment objective. You should not rely on an investment in the Fund as a complete investment program.

STRATEGIES AND RISKS

The Fund invests in equity securities and securities convertible into equity securities, such as warrants, convertible bonds, debentures or convertible preferred.

The following discussion of investment techniques and instruments supplements, and should be read in conjunction with, the investment information in the Fund's Prospectus. In seeking to meet its investment objective, the Fund may invest in any type of security whose characteristics are consistent with its investment program described below.

INVESTMENT PROGRAMS

Warrants

The Fund may invest in warrants. Warrants are options to purchase equity securities at a specific price for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Hence, warrants have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. The value of warrants is derived solely from capital appreciation of the underlying equity securities. Warrants differ from call options in that the underlying corporation issues warrants, whereas call options may be written by anyone.

Illiquid  Securities

The Fund may invest up to 15% of its net assets in illiquid securities. For this purpose, the term "illiquid securities" means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Illiquid securities include generally, among other things, certain written over-the-counter options, securities or other liquid assets as cover for such options, repurchase agreements with maturities in excess of seven days, certain loan participation interests and other securities whose disposition is restricted under the federal securities laws.

Depositary Receipts

American Depositary Receipts ("ADRs") are receipts typically issued in the U.S. by a bank or trust company evidencing ownership of an underlying foreign security. The Fund may invest in ADRs which are structured by a U.S. bank without the sponsorship of the underlying foreign issuer. In addition to the risks of foreign investment applicable to the underlying securities, such unsponsored ADRs may also be subject to the risks that the foreign issuer may not be obligated to cooperate with the U.S. bank, may not provide additional financial and other information to the bank or the investor, or that such information in the U.S. market may not be current.

Like ADRs, European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs"), and Registered Depositary Certificates ("RDCs") represent receipts for a foreign security. However, they are issued outside of the U.S. The Fund may invest in ADRs, EDRs, GDRs or RDCs. EDRs, GDRs and RDCs involve risks comparable to ADRs, as well as the fact that they are issued outside of the U.S.

Furthermore, RDCs involve risks associated with securities transactions in Russia.

Temporary Defensive Positions

When the Adviser believes that investments should be deployed in a temporary defensive posture because of economic or market conditions, the Fund may invest up to 100% of its assets in U.S. Government securities (such as bills, notes, or bonds of the U.S. Government and its agencies) or other forms of indebtedness such as bonds, certificates of deposits or repurchase agreements. For temporary defensive purposes, the Fund may hold cash or debt obligations denominated in U.S. dollars or foreign currencies. These debt obligations include U.S. and foreign government securities and investment grade corporate debt securities, or bank deposits of major international institutions. When the Fund is in a temporary defensive position, it is not pursuing its stated investment policies.

The Adviser decides when it is appropriate to be in a defensive position. It is impossible to predict for how long such alternative strategies will be utilized.

U.S. Government Securities

The Fund may invest in U.S. Government Securities. The term "U.S. Government Securities" refers to a variety of securities which are issued or guaranteed by the United States Treasury, by various agencies of the U.S. Government, and by various instrumentalities which have been established or sponsored by the U.S.

Government. U.S. Treasury securities are backed by the full faith and credit of the United States. Securities issued or guaranteed by U.S. Government agencies or U.S. Government sponsored instrumentalities may or may not be backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim directly against the United States in the event the agency or instrumentality does not meet its commitment. An instrumentality of the U.S. Government is a government agency organized under Federal charter with government supervision.

Repurchase Agreements

As a means of earning income for periods as short as overnight, the Fund may enter into repurchase agreements that are collateralized by U.S. Government Securities. The Fund may enter into repurchase commitments for investment purposes for periods of 30 days or more. Such commitments involve investment risks similar to those of the debt securities in which the Fund invests. Under a repurchase agreement, the Fund acquires a security, subject to the seller's agreement to repurchase that security at a specified time and price. A purchase of securities under a repurchase agreement is considered to be a loan by a fund.

The Adviser monitors the value of the collateral to ensure that its value always equals or exceeds the repurchase price and also monitors the financial condition of the seller of the repurchase agreement. If the seller becomes insolvent, a fund's right to dispose of the securities held as collateral may be impaired and the Fund may incur extra costs. Repurchase agreements for periods in excess of seven days may be deemed to be illiquid.

Restricted Securities

The Fund may invest in restricted securities. Generally, "restricted securities" are securities which have legal or contractual restrictions on their resale. In some cases, these legal or contractual restrictions may impair the liquidity of a restricted security; in others, the legal or contractual restrictions may not have a negative effect on the liquidity of the security. Restricted securities which are deemed by the Investment Adviser to be illiquid will be included in the Fund's policy which limits investments in illiquid securities.

Options

The Fund may purchase put and call options and engage in the writing of covered call options and put options on securities that meet the Fund's investment criteria, and may employ a variety of other investment techniques,such as options on futures. The Fund will engage in options transactions only to hedge existing positions, and not for purposes of speculation or leverage. As described below, the Fund may write "covered options" on securities in standard contracts traded on national exchanges, or in individually-negotiated contracted traded over-the-counter for the purpose of receiving the premiums from options that expire and to seek net gains from closing purchase transactions with respect to such options.

Buying Call and Put Options. The Fund may purchase call options. Such transactions may be entered into in order to limit the risk of a substantial increase in the market price of the security that the Fund intends to purchase.

Prior to its expiration, a call option may be sold in a closing sale transaction. Any profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the call option plus the related transaction costs.

The Fund may purchase Put Options. By buying a put, the Fund has the right to sell the security at the exercise price, thus limiting its risk of loss through a decline in the market value of the security until the put expires. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and any profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs.

Writing (Selling) Call and Put Options. The Fund may write covered options on equity and debt securities and indices. This means that, in the case of call options, so long as the Fund is obligated as the writer of a call option, it will own the underlying security subject to the option and, in the case of put options, it will, through its custodian, deposit and maintain either cash or securities with a market value equal to or greater than the exercise price of the option.

Covered call options written by a Fund give the holder the right to buy the underlying securities from the Fund at a stated exercise price. A call option written by a Fund is "covered" if the Fund owns the underlying security that is subject to the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian bank) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if a Fund holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held
(a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash and high grade debt securities in a segregated account with its custodian bank. The Fund may purchase securities which may be covered with call options solely on the basis of considerations consistent with the investment objectives and policies of the Fund. The Fund's turnover may increase through the exercise of a call option; this will generally occur if the market value of a "covered" security increases and the Fund has not entered in to a closing purchase transaction.

As a writer of an option, the Fund receives a premium less a commission, and in exchange foregoes the opportunity to profit from any increase in the market value of the security exceeding the call option price. The premium serves to mitigate the effect of any depreciation in the market value of the security. The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price, the volatility of the underlying security, the remaining term of the option, the existing supply and demand, and the interest rates.

The writer of a call option may have no control over when the underlying securities must be sold because the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Exercise of a call option by the purchaser will cause the Fund to forego future appreciation of the securities covered by the option. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security.

Thus, during the option period, the writer of a call option gives up the opportunity for appreciation in the market value of the underlying security or currency above the exercise price. It retains the risk of loss should the price of the underlying security or foreign currency decline. Writing call options also involves risks relating to a Fund's ability to close out options it has written.

The Fund may write exchange-traded call options on its securities. Call options may be written on portfolio securities, securities indices, or foreign currencies. With respect to securities and foreign currencies, the Fund may write call and put options on an exchange or over-the-counter. Call options on portfolio securities will be covered since the Fund will own the underlying securities. Call options on securities indices will be written only to hedge in an economically appropriate way portfolio securities that are not otherwise hedged with options or financial futures contracts and will be "covered" by identifying the specific portfolio securities being hedged. Options on foreign currencies will be covered by securities denominated in that currency. Options on securities indices will be covered by securities that substantially replicate the movement of the index.

A put option on a security, security index, or foreign currency gives the purchaser of the option, in return for the premium paid to the writer (seller), the right to sell the underlying security, index, or foreign currency at the exercise price at any time during the option period. When the Fund writes a secured put option, it will gain a profit in the amount of the premium, less a commission, so long as the price of the underlying security remains above the exercise price. However, the Fund remains obligated to purchase the underlying security from the buyer of the put option (usually in the event the price of the security falls below the exercise price) at any time during the option period.

If the price of the underlying security falls below the exercise price, the Fund may realize a loss in the amount of the difference between the exercise price and the sale price of the security, less the premium received. Upon exercise by the purchaser, the writer of a put option has the obligation to purchase the underlying security or foreign currency at the exercise price. A put option on a securities index is similar to a put option on an individual security, except that the value of the option depends on the weighted value of the group of securities comprising the index and all settlements are made in cash.

During the option period, the writer of a put option has assumed the risk that the price of the underlying security or foreign currency will decline below the exercise price. However, the writer of the put option has retained the opportunity for an appreciation above the exercise price should the market price of the underlying security or foreign currency increase. Writing put options also involves risks relating to a Fund's ability to close out options it has written.

The writer of an option who wishes to terminate his or her obligation may effect a "closing purchase transaction" by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be cancelled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. There is also no guarantee that a Fund will be able to effect a closing purchase transaction for the options it has written.

Effecting a closing purchase transaction in the case of a written call option will permit a Fund to write another call option on the underlying security with either a different exercise price, expiration date, or both. Effecting a closing purchase transaction will also permit the Fund to use cash or proceeds from the concurrent sale of any securities subject to the option to make other investments. If a Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing purchase transaction before or at the same time as the sale of the security.

A Fund will realize a profit from a closing purchase transaction if the price of the transaction is less than the premium received from writing the option.  A
Fund will realize a loss from a closing purchase transaction if the price of the transaction is more than the premium received from writing the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by a Fund.

Writing Over-the-Counter ("OTC") Options. A Fund may engage in options transactions that trade on the OTC market to the same extent that it intends to engage in exchange traded options. Just as with exchange traded options, OTC options give the holder the right to buy an underlying security from, or sell an underlying security to, an option writer at a stated exercise price.

However,
OTC options differ from exchange traded options in certain material respects.

OTC options are arranged directly with dealers and not, as is the case with exchange traded options, through a clearing corporation. Thus, there is a risk of non-performance by the dealer. Because there is no exchange, pricing is typically done by reference to information from market makers. Since OTC options are available for a greater variety of securities and in a wider range of expiration dates and exercise prices, the writer of an OTC option is paid the premium in advance by the dealer.

A writer or purchaser of a put or call option can terminate it voluntarily only by entering into a closing transaction. There can be no assurance that a continuously liquid secondary market will exist for any particular option at any specific time. Consequently, a Fund may be able to realize the value of an OTC option it has purchased only by exercising it or entering into a closing sale transaction with the dealer that issued it. Similarly, when a Fund writes an OTC option, it generally can close out that option prior to its expiration only by entering into a closing purchase transaction with the dealer to which it originally wrote the option. If a covered call option writer cannot effect a closing transaction, it cannot sell the underlying security or foreign currency until the option expires or the option is exercised. Therefore, the writer of a covered OTC call option may not be able to sell an underlying security even though it might otherwise be advantageous to do so. Likewise, the writer of a secured OTC put option may be unable to sell the securities pledged to secure the put for other investment purposes while it is obligated as a put writer.

Similarly, a purchaser of an OTC put or call option might also find it difficult to terminate its position on a timely basis in the absence of a secondary market.

The staff of the U. S. Securities and Exchange Commission (the "SEC") has been deemed to have taken the position that purchased OTC options and the assets used to "cover" written OTC options are illiquid securities. The Fund will adopt procedures for engaging in OTC options transactions for the purpose of reducing any potential adverse effect of such transactions on the liquidity of the Fund.

Futures Contracts. Even though the Fund has no current intention to invest in Futures Contracts, the Fund may buy and sell stock index futures contracts traded on domestic stock exchanges to hedge the value of its portfolio against changes in market conditions. The Fund will amend its Prospectus before engaging in such transactions.

A stock index futures contract is an agreement between two parties to take or make delivery of an amount of cash equal to a specified dollar amount, times the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. A stock index futures contract does not involve the physical delivery of the underlying stocks in the index. Although stock index futures contracts call for the actual taking or delivery of cash, in most cases the Fund expects to liquidate its stock index futures positions through offsetting transactions, which may result in a gain or a loss, before cash settlement is required.

A Fund will incur brokerage fees when it purchases and sells stock index futures contracts, and at the time a Fund purchases or sells a stock index futures contract, it must make a good faith deposit known as the "initial margin".

Thereafter, a Fund may need to make subsequent deposits, known as "variation margin," to reflect changes in the level of the stock index. A Fund may buy or sell a stock index futures contract so long as the sum of the amount of margin deposits on open positions with respect to all stock index futures contracts does not exceed 5% of the Fund's net assets.

To the extent a Fund enters into a stock index futures contract, it will maintain with its custodian bank (to the extent required by the rules of the SEC) assets in a segregated account to cover its obligations. Such assets may consist of cash, cash equivalents, or high quality debt securities from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contract and the aggregate value of the initial and variation margin payments.

Risks Associated With Options and Futures. Although the Fund may write covered call options and purchase and sell stock index futures contracts to hedge against declines in market value of its portfolio securities, the use of these instruments involves certain risks. As the writer of covered call options, a Fund receives a premium but loses any opportunity to profit from an increase in the market price of the underlying securities above the exercise price during the option period. A Fund also retains the risk of loss if the price of the security declines, though the premium received may partially offset such loss.

Although stock index futures contracts may be useful in hedging against adverse changes in the value of a Fund's portfolio securities, they are derivative instruments that are subject to a number of risks. During certain market conditions, purchases and sales of stock index futures contracts may not completely offset a decline or rise in the value of a Fund's Portfolio. In the futures markets, it may not always be possible to execute a buy or sell order at the desired price, or to close out an open position due to market conditions, limits on open positions and/or daily price fluctuations. Changes in the market value of a Fund's portfolio may differ substantially from the changes anticipated by the Fund when it established its hedged positions, and unanticipated price movements in a futures contract may result in a loss substantially greater than a Fund's initial investment in such a contract.

Successful use of futures contracts depends upon Manager's ability to correctly predict movements in the securities markets generally or of a particular segment of a securities market. No assurance can be given that Manager's judgment in this respect will be correct.

The CFTC and the various exchanges have established limits referred to as "speculative position limits" on the maximum net long or net short position that any person may hold or control in a particular futures contract. Trading limits are imposed on the number of contracts that any person may trade on a particular trading day. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose sanctions or restrictions. These trading and positions limits will not have an adverse impact on a Fund's strategies for hedging its securities.

OTHER INVESTMENTS

The Directors may, in the future, authorize the Fund to invest in securities other than those listed in this SAI and in the Prospectus, provided such investments would be consistent with Fund's investment objective and that such investment would not violate the Fund's fundamental investment policies or restrictions.

INVESTMENT RESTRICTIONS

Fundamental Investment Policies and Restrictions: The Funds have adopted the following fundamental investment restrictions which cannot be changed without approval by vote of a "majority of the outstanding voting securities" of each Fund. As a matter of fundamental policy, each Fund may not:

1)   Invest in companies for the purpose of exercising management or control;

2) Invest in securities of other investment companies except by purchase in the open market involving only customary broker's commissions, or as part of a merger, consolidation, or acquisition of assets;

3)   Purchase or sell commodities or commodity contracts;

4)   Invest  in  interests  in  oil,  gas,  or  other  mineral   exploration  or
     development programs;

5) Purchase securities on margin, except for use of short-term credits as necessary for the clearance of purchase of portfolio securities;

6) Issue senior securities, (except the Funds may engage in transactions such as those permitted by the SEC release IC-10666);

7) Act as an underwriter of securities of other issuers, except that each Fund may invest up to 10% of the value of its total assets (at the time of investment) in portfolio securities which the Fund might not be free to sell to the public without registration of such securities under the Securities Act of 1933, as amended (the "1933 Act"), or any foreign law restricting distribution of securities in a country of a foreign issuer;

8) Participate on a joint or a joint and several basis in any securities trading account;

9)   Engage in short sales;

10) Purchase or sell real estate, provided that liquid securities of companies which deal in real estate or interests therein would not be deemed to be an investment in real estate;

11) Purchase any security if, as a result of such purchase less than 50% of the assets of the Fund would consist of cash and cash items, U.S. Government securities, securities of other investment companies, and securities of issuers in which the Fund has not invested more than 5% of its assets;

12) Purchase the securities of any issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result, more than 10% of the outstanding voting securities of any issuer would be held by the Fund; and

13) Make loans, except that the Fund may lend securities, and enter into repurchase agreements secured by U.S. Government Securities.

14) Except as specified below, the Fund may only borrow money for temporary or emergency purposes and then only in an amount not in excess of 5% of the lower of value or cost of its total assets, in which case the Fund may pledge, mortgage or hypothecate any of its assets as security for such borrowing but not to an extent greater than 5% of its total assets. A Fund may borrow money to avoid the untimely disposition of assets to meet redemptions, in an amount up to 33 1/3% of the value of its assets, provided that the Fund maintains asset coverage of 300% in connection with borrowings, and the Fund does not make other investments while such borrowings are outstanding.

Non-Fundamental Policies and Restrictions: In addition to the fundamental policies and investment restrictions described above, and the various general investment policies described in the Prospectus and elsewhere in the SAI, the Funds will be subject to the following investment restrictions, which are considered non-fundamental and may be changed by the Directors without shareholder approval. As a matter of non-fundamental policy, the Fund may not:

1)   Invest more than 15% of its net assets in illiquid securities; or

2)   Engage in arbitrage transactions.

In applying the fundamental and policy concerning concentration:

The percentage restriction on investment or utilization of assets is adhered to at the time an investment is made. A later change in percentage resulting from changes in the value or the total cost of a Fund's assets will not be considered a violation of the restriction; and

Investments in certain categories of companies will not be considered to be investments in a particular industry. Examples of these categories include:

(i) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry;

(ii) technology companies will be divided according to their products and services, for example, hardware, software, information services and outsourcing, or telecommunications will each be a separate industry; and

(iii)utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry.

MANAGEMENT OF THE COMPANY

Directors and Officers:

The Company is governed by a Board of Directors, which is responsible for protecting the interest of shareholders. The Directors are experienced business persons who meet throughout the year to oversee the Company's activities, review contractual arrangements with companies that provide services to the Fund, and review performance. The names and addresses of the Directors and officers of the Company, together with information as to their principal occupations during the past five years, are listed below. The Directors who are considered "interested persons" as defined in Section 2(a)(19) of the 1940 Act, as well as those persons affiliated with the investment adviser and principal underwriter, and officers of the Company, are noted with an asterisk (*).

Name, Address               Position(s) Held       Principal Occupation(s)
and Age                     With Registrant        During the Past 5 Years
--------------------------------------------------------------------------------

*John Pasco, III            Chairman, Director  Mr. Pasco is Treasurer and
1500 Forest Avenue          and Treasurer       Director of Commonwealth
Richmond, VA 23229                              Shareholder Services, Inc., the
(55)                                            Company's Administrator, since
                                                1985; President and Director
                                                of First Dominion Capital Corp.,
                                                the Company's Principal
                                                Underwriter.  Director and
                                                shareholder of Fund Services
                                                Inc., the Company's Transfer and
                                                Disbursing Agent, since 1987;
                                                shareholder of Commonwealth
                                                Fund Accounting, Inc. which
                                                provides bookkeeping services;
                                                and Chairman, Director and
                                                Treasurer of Vontobel Funds,
                                                Inc., a registered investment
                                                company since March, 1997.
                                                Mr. Pasco is also a
                                                certified public accountant.

Samuel Boyd, Jr.            Director            Mr. Boyd is Manager of the
10808 Hob Nail Court                            Customer Services Operations
Potomac, MD 20854                               and Accounting Division
(59)                                            of the Potomac Electric Power
                                                Company since August, 1978;
                                                and Director of Vontobel Funds,
                                                Inc., a registered investment
                                                company since March, 1997.  Mr.
                                                Boyd is also a certified public
                                                accountant.

William E. Poist            Director            Mr. Poist is a financial and tax
5272 River Road                                 consultant through his firm,
Bethesda, MD 20816                              Management Consulting for
(60)                                            Professionals since 1968;
                                                Director of Vontobel Funds, Inc.
                                                a registered investment
                                                company since March, 1997.
                                                Mr. Poist is also a certified
                                                public accountant.

Paul M. Dickinson           Director            Mr. Dickinson is President of
8704 Berwickshire Drive                         Alfred J. Dickinson, Inc.
Richmond, VA 23229                              Realtors since April, 1971; and
(52)                                            Director of Vontobel Funds,
                                                Inc., a registered investment
                                                company since March, 1997.

*F. Byron Parker, Jr.       Secretary           Mr. Parker is Secretary of
810 Lindsay Court                               Commonwealth Shareholder
Richmond, VA 23229                              Services, Inc., and First
(57)                                            Dominion Capital Corp.
                                                since 1986; Secretary of
                                                Vontobel Funds, Inc., a
                                                registered investment company
                                                since March,  1997;  and
                                                Partner  in the law firm
                                                Mustian & Parker.

*Jane H. Williams           Vice President of   Ms. Williams is the Executive
3000 Sand Hill Road         the Company         Vice President of Sand Hill
Suite 150                   and President       Advisors, Inc. since 1982.
Menlo Park, CA 94025        of the Sand Hill
(51)                        Portfolio Manager
                            Fund series

*Leland H. Faust            President of the    Mr. Faust is President of
One Montgomery St.          CSI Equity Fund     CSI Capital Management, Inc.
Suite 2525                  and the CSI Fixed   since 1978.  Mr. Faust is also
San Francisco, CA 94104     Income Fund         a Partner in the law firm
(53)                                            Taylor & Faust since December,
                                                1975.

*Franklin A. Trice, III     Vice President of   Mr. Trice is President
P.O. Box 8535               the Company and     of Virginia Management
Richmond, VA 23226-0535     President of the    Investment Corp. since May,
(36)                        New Market Fund     1998; and a registered
                            series              representative of First
                                                Dominion Capital Corp., the
                                                Company's underwriter since
                                                September, 1998.  Mr. Trice was
                                                a broker with Scott and
                                                Stringfellow from March, 1996 to
                                                May, 1998 and with Craigie, Inc.
                                                from  March,  1992  to  January,
                                                1996.

*John T. Connor, Jr.        Vice President of   Mr. Connor is President of Third
515 Madison Ave.,           the Company and     Millennium Investment Advisors,
24th Floor                  President of the    LLC since April, 1998; and
New York, NY 10022          Third Millennium    Chairman of ROSGAL,
(58)                        Russia Fund series  a Russian  financial  company
                                                and of its affiliated
                                                ROSGAL Insurance since 1993.

*Steven T. Newby            Vice President of   Mr. Newby is President of Newby
555 Quince Orchard Rd.      the Company and     & Co., a NASD broker/dealer
Suite 606                   President of        since July, 1990; and
Gaithersburg, MD 20878      GenomicsFund.com    President of xGENx, LLC
(53)                        series              since November, 1999.

*Todd A. Boren              President of the    Mr. Boren joined
250 Park Avenue, So.        Global e Fund       International Assets Advisory in
Suite 200                   series              May of 1994.  In his six years
Winter Park, FL 32789                           with IAAC he has served as a
(40)                                            Financial Adviser, VP of Sales,
                                                Branch Manager,Training Manager,
                                                and currently as Senior Vice
                                                President and Managing Director
                                                Private Client Operations
                                                for both International Assets
                                                Advisory and Global Assets
                                                Advisors.  He is responsible for
                                                overseeing its International
                                                Headquarters in Winter Park,
                                                Florida as well as its New York
                                                operation and joint venture.

Compensation of Directors: The Company does not compensate the Directors who are officers or employees of the Investment Adviser. The "independent" Directors receive an annual retainer of $1,000 and a fee of $200 for each meeting of the Directors which they attend in person or by telephone. Directors are reimbursed for travel and other out-of-pocket expenses. The Company does not offer any retirement benefits for Directors.

For the fiscal period ended August 31, 1999, the Directors received the following compensation from the Company:

                        Aggregate
                        Compensation
                        From the Fund                             Total
Name and                Fiscal Year       Pension or Retirement   Compensation
Position                Ended August      Benefits Accrued as     from the
Held                    31, 1999          Part of Fund Expenses   Company(1)
----                    ------------      ---------------------   ----------

John Pasco, III,            0               N/A                       0
Director

Samuel Boyd, Jr.,           0               N/A                   $9,000
Director

William E. Poist,           0               N/A                   $9,000
Director

Paul M. Dickinson,          0               N/A                   $9,000
Director


(1) This amount represents the aggregate amount of compensation paid to the Directors for service on the Directors for the Fund's fiscal year ended August 31, 1999.

CONTROL PERSONS - PRINCIPAL HOLDERS OF SECURITIES

The Directors and officers of the Company, as a group, do not own 1% or more of the Fund.

POLICIES CONCERNING PERSONAL INVESTMENT  ACTIVITIES

The Fund, investment adviser and principal underwriters have each adopted a Codes of Ethics, as required by federal securities laws. Under the Fund's Code of Ethics, persons who are designated as access persons may engage in personal securities transactions, including transactions involving securities that are being considered for the Fund or that are currently held by the Fund, subject to general restrictions and procedures. The personal securities transactions of access persons of the Fund, its investment adviser and principal underwriters will be governed by the Fund's Code of Ethics.

The Code of Ethics is on file with,  and can be reviewed and copied at the U.
S. Securities and Exchange Commission's (the "SEC") Public Reference Room in Washington, D.C. In addition, the Code of Ethics are also available on the EDGAR Database on the SEC's Internet website at http://www.sec.gov.

INVESTMENT ADVISER AND ADVISORY AGREEMENT

Global Assets Advisors, Inc. (the "Investment Adviser" or "Adviser"), located at 250 Park Avenue South, Suite 200, Winter Park, Florida 32789, manages the investments of the Fund pursuant to an Investment Advisory Agreement (the "Advisory Agreement" ), dated May 1, 2000. After the initial term of two years, the Advisory Agreement may be renewed annually provided such renewal is approved annually by: 1) the Company's Directors; or 2) by a majority vote of the outstanding voting securities of the Company and, in either case, by a majority of the Directors who are not "interested persons" of the Company. The Advisory Agreements will automatically terminate in the event of their "assignment," as that term is defined in the 1940 Act, and may be terminated without penalty at any time upon 60 days' written notice to the other party by: (i) the majority vote of all the Directors or by vote of a majority of the outstanding voting securities of the Fund; or (ii) the Adviser. The Investment Adviser is registered as an investment adviser under the Investment Advisers Act of 1940 as amended, the "Advisers Act". The Investment Adviser is a wholly owned subsidiary of International Assets Holding Corporation and is a related corporation of International Assets Advisory Corporation ("IAAC").

International Assets Holding Corporation is an independent financial-services firm dedicated to the concept of global diversification and the long-term value of global investing. Founded in 1987 and publicly traded since in 1994, the Company's business is conducted through two principal operating subsidiaries:

International Assets Advisory Corporation (IAAC) and Global Assets Advisors Inc.(GAA). IAAC is a dealer of global securities offering institutions and retail investors access to financial markets around the world. GAA is a registered investment adviser specializing in professional global money management for high net worth individuals and institutions. In addition, the Company recently formed a third subsidiary, INTLTRADER.COM, to execute its previously announced strategy to provide investors with 24-hour online trading of foreign and domestic securities using the Internet.

The Adviser has not previously served as the investment adviser to an open-end investment company, but has served as the adviser to The Global Internet Trust, a unit investment trust registered under the 1940 Act. IAAC created the NETDEX Index in March 1999 to track the performance of a basket of publicly traded international companies which are internet related, the first U.S. index established for that purpose.

Under the Advisory Agreement, the Investment Adviser, subject to the supervision of the Directors, provides a continuous investment program for the Fund, including investment research and management with respect to securities, investments and cash equivalents, in accordance with the Fund's investment objective, policies, and restrictions as set forth in the Prospectus and this SAI. The Investment Adviser is responsible for effecting all security transactions on behalf of the Fund, including the allocation of principal business and portfolio brokerage and the negotiation of commissions. The Investment Adviser also maintains books and records with respect to the securities transactions of the Fund and furnishes to the Directors such periodic or other reports as the Directors may request.

Under the Advisory Agreement, the monthly compensation paid to the Adviser is accrued daily at an annual rate of 1.25% on the first $500 million of average daily net assets of the Fund; 1.00% on average daily net assets of the Fund in excess of $500 million and not more than $1 billion; and , 0.75% on average daily net assets of the Fund over $1 billion.

In the interest of limiting expenses of the Fund, the Adviser has entered into a contractual expense limitation agreement with the Company. Pursuant to the agreement, the Adviser has agreed to waive or limit its fees and to assume other expenses, for the first three years following commencement of operations, so that the ratio of total annual operating expenses of the Fund are limited to 3.49% for Class A Shares and 3.99% for Class B Shares. The limit does not apply to interest, taxes, brokerage commissions, other expenditures capitalized in accordance with generally accepted accounting principles or other extraordinary expenses not incurred in the ordinary course of business. The Adviser will be entitled to reimbursement of fees waived or remitted by the Adviser to the Fund. The total amount of reimbursement recoverable by the Adviser (the "Reimbursement Amount") is the sum of all fees previously waived or remitted by the Adviser to the Fund during any of the previous five (5) years, less any reimbursement previously paid by the Fund to the Adviser with respect to any waivers, reductions, and payments made with respect to the Fund. The Reimbursement Amount may not include any additional charges or fees, such as interest accruable on the Reimbursement Amount. Such reimbursement will be authorized by the Directors.

Pursuant to the terms of the Advisory Agreement, the Investment Adviser pays all expenses incurred by it in connection with its activities thereunder, except the cost of securities (including brokerage commissions, if any) purchased for the Fund. The services furnished by the Investment Adviser under the Advisory
Agreement are not exclusive, and the Investment Adviser is free to perform similar services for others.

MANAGEMENT-RELATED SERVICES

ADMINISTRATION

Pursuant to an Administrative Services Agreement with the Company dated May 1, 2000 (the "Administrative Agreement"), Commonwealth Shareholder Services, Inc. ("CSS"), 1500 Forest Avenue, Suite 223, Richmond, Virginia 23229, serves as administrator of the Fund and supervises all aspects of the operation of the Fund except those performed by the Investment Adviser. John Pasco, III, Chairman of the Board of the Company, is the sole owner of CSS. CSS provides certain administrative services and facilities for the Fund, including preparing and maintaining certain books, records, and monitoring compliance with state and federal regulatory requirements.

As administrator, CSS receives an asset-based administrative fee, computed daily and paid monthly, at the annual rate of 0.20% on the first $500 million of average daily net assets of the Fund; 0.175% on average daily net assets of the Fund in excess of $500 million and not more than $1 billion; and 0.15% on average daily net assets of the Fund in excess of $1 billion, subject to a minimum amount of $15,000 per year for a period of two years from the date of the Administrative Agreement. Thereafter, the minimum administrative fee is $30,000 per year. CSS receives an hourly rate, plus certain out-of-pocket expenses, for shareholder servicing and state securities law matters.

CUSTODIAN AND ACCOUNTING SERVICES

Pursuant to the Custodian Agreement and Accounting Agency Agreement with the Company dated April 12, 2000, Brown Brothers Harriman & Co. ("BBH"), 40 Water Street, Boston Massachusetts, 02109, acts as the custodian of the Fund's securities and cash and as the Fund's accounting services agent. With the consent of the Company, BBH has designated The Depository Trust Company of New York, as its agent to secure a portion of the assets of the Fund. BBH is authorized to appoint other entities to act as sub-custodians to provide for the custody of foreign securities acquired and held by the Fund outside the U.S.

Such appointments are subject to appropriate review by the Company's Directors. As the accounting services agent of the Fund, BBH maintains and keeps current the books, accounts, records, journals or other records of original entry relating to the Fund's business.

TRANSFER AGENT

Pursuant to a Transfer Agent Agreement with the Company dated August 19, 1997, Fund Services, Inc. ("FSI") acts as the Company's transfer and disbursing agent. FSI is located at 1500 Forest Avenue, Suite 111, Richmond, VA 23229. John Pasco, III, Chairman of the Board of the Company and an officer and shareholder of CSS (the Administrator of the Funds), owns one-third of the stock of FSI; therefore, FSI may be deemed to be an affiliate of the Company and CSS.

FSI provides certain shareholder and other services to the Company, including furnishing account and transaction information and maintaining shareholder account records. FSI is responsible for processing orders and payments for share purchases. FSI mails proxy materials (and receives and tabulates proxies), shareholder reports, confirmation forms for purchases and redemptions and prospectuses to shareholders. FSI disburses income dividends and capital distributions and prepares and files appropriate tax-related information concerning dividends and distributions to shareholders.

DISTRIBUTOR

International Assets Advisory Corporation ("IAAC"), located at 250 Park Avenue South, Suite 200, Winter Park, Florida 32789, serves as the principal underwriter of the Fund's Class A Shares pursuant to a Distribution Agreement dated ___________, 2000. First Dominion Capital Corp. ("FDCC"), located at 1500 Forest Avenue, Suite 223, Richmond, Virginia 23229, serves as the principal underwriter of the Fund's Class B Shares pursuant to a Distribution Agreement dated ____________,2000. (Each a "Distributor"; collectively the "Distributors"). IAAC was formed as a Florida corporation in 1981 and registered as a broker/dealer in 1982. The firm has focused on the sale of global debt and equity securities to its clients and has developed an experienced team specializing in the selection, research, trading, currency exchange and execution of individual equity and fixed-income products. Members of IAAC's team are also affiliated with the Investment Adviser and have many years of experience in the global marketplace. John Pasco, III, Chairman of the Board of the Company, owns 100% of FDCC, and is it President, Treasurer and a Director. IAAC and FDCC are registered as a broker-dealer and are members of the National Association of Securities Dealers, Inc. (the NASD").

INDEPENDENT ACCOUNTANTS

The Company's independent accountants, Tait, Weller & Baker, audit the Company's annual financial statements, assists in the preparation of certain reports to the SEC, and prepares the Company's tax returns. Tait, Weller & Baker is located at 8 Penn Center Plaza, Suite 800, Philadelphia, PA 19103.

PORTFOLIO TRANSACTIONS

It is the policy of the Adviser, in placing orders for the purchase and sale of the Fund's securities, to seek to obtain the best price and execution for securities transactions, taking into account such factors as price, commission, where applicable, (which is negotiable in the case of U.S. national securities exchange transactions but which is generally fixed in the case of foreign exchange transactions), size of order, difficulty of execution and the skill required of the executing broker/dealer. After a purchase or sale decision is made by the Adviser, the Adviser arranges for execution of the transaction in a manner deemed to provide the best price and execution for the Fund.

Exchange-listed securities are generally traded on their principal exchange, unless another market offers a better result. Securities traded only in the over-the-counter market may be executed on a principal basis with primary market makers in such securities, except for fixed price offerings and except where the Fund may obtain better prices or executions on a commission basis or by dealing with other than a primary market maker.

The Adviser, when placing transactions, may allocate a portion of a fund's brokerage to persons or firms providing the Adviser with investment recommendations, statistical, research or similar services useful to the Adviser's investment decision-making process. The term "investment recommendations or statistical, research or similar services" means (1) advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, and portfolio strategy.

Such services are one of the many ways the Adviser can keep abreast of the information generally circulated among institutional investors by broker-dealers. While this information is useful in varying degrees, its value is indeterminable. Such services received on the basis of transactions for a fund may be used by the Adviser for the benefit of other clients, and the Fund may benefit from such transactions effected for the benefit of other clients.

While there is no formula, agreement or undertaking to do so, and when it can be done consistent with the policy of obtaining best price and execution, the Fund may consider sales of its shares as a factor in the selection of brokers to execute portfolio transactions. The Adviser may be authorized, when placing portfolio transactions for the Fund, to pay a brokerage commission in excess of that which another broker might have charged for executing the same transaction solely on account of the receipt of research, market or statistical information.

Except for implementing the policy stated above, there is no intention to place portfolio transactions with particular brokers or dealers or groups thereof.

The Board of Directors of the Company has adopted policies and procedures governing the allocation of brokerage to affiliated brokers. The Adviser has been instructed not to place transactions with an affiliated broker-dealer, unless that broker-dealer can demonstrate to the Company that the Fund will receive (1) a price and execution no less favorable than that available from unaffiliated persons, and (2) a price and execution equivalent to that which that broker-dealer would offer to unaffiliated persons in a similar transaction.

The Board reviews all transactions which have been placed pursuant to those policies and procedures at its Board meetings.

PORTFOLIO TURNOVER

Average annual portfolio turnover rate is the ratio of the lesser of sales or purchases to the monthly average value of the portfolio securities owned during the year, excluding from both the numerator and the denominator all securities with maturities at the time of acquisition of one year or less. A higher portfolio turnover rate involves greater transaction expenses to a fund and may result in the realization of net capital gains, which would be taxable to shareholders when distributed. The Adviser makes purchases and sales for the Fund's portfolio whenever necessary, in the Adviser's opinion, to meet the Fund's objective. The Adviser anticipates that the average annual portfolio turnover rate of the Fund will be less than 100%.

CAPITAL STOCK AND DIVIDENDS

The Company is authorized to issue 750,000,000 shares of common stock, with a par value of $0.01 per share. The Company has presently allocated 50,000,000 shares to the Fund, and has further reclassified those shares as follows:
Twenty-five Million (25,000,000) shares for Class A Shares of the series, which includes those shares issued and outstanding prior to commencing the offering of other classes of shares; and Twenty-five Million (25,000,000) shares for Class B Shares of the series. Each share has equal dividend, voting, liquidation and redemption rights and there are no conversion or preemptive rights. Shares of the Funds do not have cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect all of the directors if they choose to do so. In such event, the holders of the remaining shares will not be able to elect any person to the Board of Directors. Shares will be maintained in open accounts on the books of FSI.

If they deem it advisable and in the best interests of shareholders, the Directors may create additional series of shares, each of which represents interests in a separate portfolio of investments and is subject to separate liabilities, and may create multiple classes of shares of such series, which may differ from each other as to expenses and dividends. If the Directors create additional series or classes of shares, shares of each series or class are entitled to vote as a series or class only to the extent required by the 1940 Act or as permitted by the Directors. Upon the Company's liquidation, all shareholders of a series would share pro-rata in the net assets of such series available for distribution to shareholders of the series, but, as shareholders of such series, would not be entitled to share in the distribution of assets belonging to any other series.

A shareholder will automatically receive all income dividends and capital gain distributions in additional full and fractional shares of the applicable Fund at its net asset value as of the date of payment unless the shareholder elects to receive such dividends or distributions in cash. The reinvestment date normally precedes the payment date by about seven days although the exact timing is subject to change. Shareholders will receive a confirmation of each new transaction in their account. The Company will confirm all account activity, transactions made as a result of the Automatic Investment Plan described below.

Shareholders may rely on these statements in lieu of stock certificates.

DISTRIBUTION

The Distributors may from time to time offer incentive compensation to dealers (which sell shares of the Fund subject to sales charges) allowing such dealers to retain an additional portion of the sales load. A dealer who receives all of the sales load may be considered an underwriter of the Fund's shares.

In connection with promotion of the sales of the Fund, the Distributors may, from time to time, offer (to all broker dealers who have a sales agreement with the Distributors) the opportunity to participate in sales incentive programs
(which may include non-cash concessions). These non-cash concessions are in addition to the sales load described in the Prospectus. The Distributors may also, from time to time, pay expenses and fees required in order to participate in dealer sponsored seminars and conferences, reimburse dealers for expenses incurred in connection with pre-approved seminars, conferences and advertising, and may, from time to time, pay or allow additional promotional incentives to dealers as part of pre-approved sales contests.

Statement of Intention.

The reduced sales charges and public offering price set forth above and in the Prospectus apply to purchases of $25,000 or more made within a 13-month period pursuant to the terms of a written Statement of Intention in the form provided by the Distributor and signed by the purchaser.

The Statement of Intention is not a binding obligation to purchase the indicated amount. Shares equal to 5.50% (declining to 0% after an aggregate of $1,000,000 has been purchased under the Statement) of the dollar amount specified in the Statement will be held in escrow and capital gain distributions on these escrowed shares will be credited to the shareholder's account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified 13-month period, the purchaser will remit to the Distributor the difference between the sales charge actually paid and the sales charge which would have been paid if the total purchases had been made at a single time. If the difference is not paid within 20 days after written request by the Distributor or the securities dealer, the appropriate number of escrowed shares will be redeemed to pay such difference.

In the case of purchase orders by the trustees of certain employee plans by payroll deduction, the sales charge for the investments made during the 13-month period will be based on the following: total investments made the first month of the 13-month period times 13; as the period progresses the sales charge will be based (1) on the actual investment made previously during the 13-month period, plus (2) the current month's investments times the number of months remaining in the 13-month period. There will be no retroactive adjustments in sales charge on investments previously made during the 13-month period.

PLAN OF DISTRIBUTION

The Fund has a Plan of Distribution or "12b-1 Plan" under which it may finance certain activities primarily intended to sell shares, provided the categories of expenses are approved in advance by the Board of Directors of the Company and the expenses paid under the Plan were incurred within the preceding 12 months and accrued while the Plan is in effect.

The Plan provides that the Fund will pay a fee to IAAC at an annual rate of 0.50% for Class A Shares and will pay a fee to FDCC at an annual rate of 1.00% for Class B Shares of the Fund's average daily net assets. The fee is paid to the respective Distributor as reimbursement for expenses incurred for distribution-related activity.

RULE 18f-3 PLAN

At a meeting held on April 14, 2000, the Board adopted a Rule 18f-3 Multiple Class Plan on behalf of the Fund for the benefit of each of its series. The key features of the Rule 18f-3 Plan are as follows: (i) shares of each class of the Fund represent an equal pro rata interest in the Fund and generally have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations qualifications, terms and conditions, except that each class bears certain specific expenses and has separate voting rights on certain matters that relate solely to that class or in which the interests of shareholders of one class differ from the interests of shareholders of another class; (ii) subject to certain limitations described in the Prospectus, shares of a particular class of the Fund may be exchanged for shares of the same class of another Fund; and (iii) the Fund's Class B Shares will convert automatically into Class A Shares of the Fund after a period of eight years, based on the relative net asset value of such shares at the time of conversion. At present, the Fund offers Class A Shares charging a front-end sales charge and Class B Shares imposing a back-end sales charge upon the sale of shares within six years of purchase.

ADDITIONAL INFORMATION ABOUT PURCHASES AND SALES

Redemptions In Kind.

The Company, on behalf of the Fund, will pay in cash (by check) all requests for redemption by any shareholder of record of the Fund. The amount is limited, however, during any 90-day period, to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of the 90-day period. This commitment is irrevocable without the prior permission of the SEC. If redemption requests exceed these amounts, the Board of Directors reserves the right to make payments in whole or in part using securities or other assets of a Fund (if there is an emergency, or if a cash payment would be detrimental to the existing shareholders of the Fund). In these circumstances, the securities distributed would be valued at the price used to compute the Fund's net asset and you may incur brokerage fees as a result of converting the securities to cash. The Company does not intend to redeem illiquid securities in kind. If this happens, however, you may not be able to recover your investment in a timely manner.

Exchanging Shares.

If you request the exchange of the total value of your account from one Fund to another, we will reinvest any declared by unpaid income dividends and capital gain distributions in the new Fund at its net asset value. Backup withholding and information reporting may apply. Information regarding the possible tax consequences of an exchange appears in the tax section in this SAI.

If a substantial number of shareholders sell their shares of a Fund under the exchange privilege, within a short period, the Fund may have to sell portfolio securities that it would otherwise have held, thus incurring additional transactional costs. Increased use of the exchange privilege may also result in periodic large inflows of money. If this occurs, it is the fund's general policy to initially invest in short-term, interest-bearing money market instruments.

However, if the Manager believes that attractive investment opportunities (consistent with the Fund's investment objective and policies) exist immediately, then it will invest such money in portfolio securities in an orderly a manner as is possible.

The proceeds from the sale of shares of the Fund may not be available until the third business day following the sale. The Fund you are seeking to exchange into may also delay issuing shares until that third business day. The sale of Fund shares to complete an exchange will be effected at net asset value of the Fund next computed after your request for exchange is received in proper form. See Buying, Redeeming, and Exchanging shares in the Prospectus.

Conversion of Class B Shares to Class A Shares.

Class B Shares of the Fund will automatically convert to Class A Shares of the Fund, based on the relative net asset value per share of the aforementioned classes, eight years after the end of the calendar month in which your Class B share order was accepted. For the purpose of calculating the holding period required for conversion of Class B Shares, order acceptance shall mean: (1) the date on which such Class B Shares were issued, or (2) for Class B Shares obtained through an exchange, or a series of exchanges, (subject to the exchange privileges for Class B Shares) the date on which the original Class B Shares were issued. For purposes of conversion of Class B Shares, Class B Shares purchased through the reinvestment of dividends and capital gain distribution paid in respect of Class B Shares, Class B Shares will be held in a separate sub-account. Each time any Class B Shares in the shareholder's regular account (other than those shares in the sub-account) convert to Class A shares, a pro rata portion of the Class B Shares in the sub-account will also convert to Class A Shares. The portion will be determined by the ratio that the shareholder's Class B Shares converting to Class A Shares bears to the shareholder's total Class B Shares not acquired through the reinvestment of dividends and capital gain distributions. The conversion of Class B to Class A is not a taxable event for federal income tax purposes.

Whether a Contingent Deferred Sales Charge Applies.

In determining whether a Contingent Deferred Sales Charge ("CDSC") is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing (1) shares acquired by reinvestment of dividends and capital gains distributions, (2) shares held for over six years, and (3) shares held the longest during the six-year period.

Eligible Benefit Plans

An eligible benefit plan is an arrangement available to the (1) employees of an employer (or two or more affiliated employers) having not less than ten employees at the plan's inception (2) or such an employer on behalf of employees of a trust or plan for such employees, their spouses and their children under the age of 21 or a trust or plan for such employees, which provides for purchases through periodic payroll deductions or otherwise. There must be at least five initial participants with accounts investing or invested in shares of one or more of the Fund and/or certain other funds.

The initial purchase by the eligible benefit plan along with prior purchases by or for the benefit of the initial participants of the plan must aggregate not less than $500. Subsequent purchases must be at least $50 per account and must aggregate at least $250. The eligible benefit plan must make purchases using a single order and a single check or federal funds wire. The eligible benefit plan may not make purchases more often than monthly. The Company will establish a separate account for each employee, spouse or child for which purchases are made. The Company may modify the requirements for initiating or continuing purchases or stop offering shares to such a plan at any time without prior notice.

Selling Shares

You may redeem shares of the Fund at any time and in any amount by mail or telephone. The Fund will use reasonable procedures to confirm that instructions communicated by telephone are genuine and, if the procedures are followed, will not be liable for any losses due to unauthorized or fraudulent telephone transactions.

The Company's procedure is to redeem shares at the Net Asset Value (the "NAV") determined after the Transfer Agent receives the redemption request in proper order. Payment will be made promptly, but no later than the seventh day following the receipt of the request in proper order. The Company may suspend the right to redeem shares for any period during which the New York Stock Exchange (the "NYSE") is closed or the SEC determines that there is an emergency. In such circumstances you may withdraw your redemption request or permit your request to be held for processing after the suspension is terminated.

Small Accounts

Due to the relatively higher cost of maintaining small accounts, the Company may deduct $50 per year from your account or may redeem the shares in your account, if it has a value of less than $1,000. The Company will advise you in writing thirty (30) days prior to deducting the annual fee or closing your account, during which time you may purchase additional shares in any amount necessary to bring the account back to $1,000. The Company will not close your account if it falls below $1,000 solely because of a market decline. The Adviser and Distributor reserve the right to waive this fee for their clients.

Special  Shareholder  Services

As  described  briefly  in  the  Prospectus,   the  Fund  offers  the  following
shareholder services:

Regular  Account

A regular account allows a shareholder to make voluntary investments and/or withdrawals at any time. Regular accounts are available to individuals, custodians, corporations, trusts, estates, corporate retirement plans and others. You may use the Account Application provided with the Prospectus to open a regular account.

Telephone  Transactions

You may redeem shares or transfer into another fund if you request this service on your initial Account Application. If you do not elect this service at that time, you may do so at a later date by sending a written request and signature guarantee to FSI.

The Fund employs reasonable procedures designed to confirm the authenticity of your telephone instructions and, if it does not, it may be liable for any losses caused by unauthorized or fraudulent transactions. As a result of this policy, a shareholder that authorizes telephone redemption bears the risk of losses, which may result from unauthorized or fraudulent transactions which the Fund believes to be genuine. When you request a telephone redemption or transfer, you will be asked to respond to certain questions. The Company has designed these questions to confirm your identity as a shareholder of record. Your cooperation with these procedures will protect your account and the Fund from unauthorized transactions.

Invest-A-Matic  Account

Invest-A-Matic Accounts allow shareholders to make automatic monthly investments into their account. Upon request, FSI will withdraw a fixed amount each month from a shareholder's checking account and apply that amount to additional shares. This feature does not require you to make a commitment for a fixed period of time. You may change the monthly investment, skip a month or discontinue your Invest-A-Matic Plan as desired by notifying FSI. To receive more information, please call the offices of the Company at 1-800-527-9525. Any shareholder may utilize this feature.

Individual Retirement Account ("IRA")

All wage earners under 70-1/2, even those who participate in a company sponsored or government retirement plan, may establish their own IRA. You can contribute 100% of your earnings up to $2,000 (or $2,250 with a spouse who is not a wage earner, for years prior to 1997). A spouse who does not earn compensation can contribute up to $2,000 per year to his or her own IRA. The deductibility of such contributions will be determined under the same rules that govern contributions made by individuals with earned income. A special IRA program is available for corporate employers under which the employers may establish IRA accounts for their employees in lieu of establishing corporate retirement plans.

Known as SEP-IRA's  (Simplified Employee  Pension-IRA),  they free the corporate
employer  of  many  of  the  recordkeeping   requirements  of  establishing  and
maintaining a corporate retirement plan trust.

If you have received a lump sum distribution from another qualified retirement plan, you may rollover all or part of that distribution into your Fund IRA. A rollover contribution is not subject to the limits on annual IRA contributions.

By acting within applicable time limits of the distribution you can continue to defer Federal Income Taxes on your rollover contribution and on any income that is earned on that contribution.

Roth  IRA

A Roth IRA permits certain taxpayers to make a non-deductible investment of up to $2,000 per year. Provided an investor does not withdraw money from his or her Roth IRA for a 5 year period, beginning with the first tax year for which contribution was made, deductions from the investor's Roth IRA would be tax free after the investor reaches the age of 59-1/2. Tax free withdrawals may also be made before reaching the age of 59-1/2 under certain circumstances. Please consult your financial and/or tax professional as to your eligibility to invest in a Roth IRA. An investor may not make a contribution to both a Roth IRA and a regular IRA in any given year. An annual limit of $2,000 applies to contributions to regular and Roth IRAs. For example, if a taxpayer contributes $2,000 to a regular IRA for a year, he or she may not make any contribution to a Roth IRA for that year.

How to  Establish  Retirement  Accounts

Please call the Company to obtain information regarding the establishment of individual retirement plan accounts. Each plan's custodian charges nominal fees in connection with plan establishment and maintenance. These fees are detailed in the plan documents. You may wish to consult with your attorney or other tax adviser for specific advice concerning your tax status and plans.

Exchange  Privilege

Shareholders may exchange their shares for shares of any other series of the Company, provided the shares of the fund the shareholder is exchanging into are registered for sale in the shareholder's state of residence. Each account must meet the minimum investment requirements (currently $25,000 for the Sand Hill Portfolio Manager Fund; $1,000 for the CSI Equity Fund, the CSI Fixed Income Fund, the New Market Fund, the Third Millennium Russia Fund and the Monument EuroNet Fund; and, $5,000 for GenomicsFund.com). Also, to make an exchange, an exchange order must comply with the requirements for a redemption or repurchase order and must specify the value or the number of shares to be exchanged. Your exchange will take effect as of the next determination of the Fund's NAV per share (usually at the close of business on the same day). FSI will charge your account a $10 service fee each time you make such an exchange. The Company reserves the right to limit the number of exchanges or to otherwise prohibit or restrict shareholders from making exchanges at any time, without notice, should the Company determine that it would be in the best interest of its shareholders to do so. For tax purposes, an exchange constitutes the sale of the shares of the Fund from which you are exchanging and the purchase of shares of the Fund into which you are exchanging. Consequently, the sale may involve either a capital gain or loss to the shareholder for federal income tax purposes. The exchange privilege is available only in states where it is legally permissible to do so.

TAX STATUS

DISTRIBUTIONS AND TAXES

Distributions of net investment income

The Fund receive income generally in the form of dividends and interest on their investments. This income, less expenses incurred in the operation of a fund, constitutes a fund's net investment income from which dividends may be paid to you. Any distributions by a fund from such income will be taxable to you as ordinary income, whether you take them in cash or in additional shares.

Distributions  of capital gains

The Fund may derive capital gains and losses in connection with sales or other dispositions of their portfolio securities. Distributions from net short-term capital gains will be taxable to you as ordinary income. Distributions from net long-term capital gains will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the Fund. Any net capital gains realized by the Fund generally will be distributed once each year, and may be distributed more frequently, if necessary, in order to reduce or eliminate excise or income taxes on the Fund.

Effect of foreign  investments  on  distributions

Most foreign exchange gains realized on the sale of securities are treated as ordinary income by a fund. Similarly, foreign exchange losses realized by a fund on the sale of securities are generally treated as ordinary losses by the Fund.

These gains when distributed will be taxable to you as ordinary dividends, and any losses will reduce a fund's ordinary income otherwise available for distribution to you. This treatment could increase or reduce a fund's ordinary income distributions to you, and may cause some or all of a fund's previously distributed income to be classified as a return of capital.

A fund may be subject to foreign withholding taxes on income from certain of its foreign securities. If more than 50% of a fund's total assets at the end of the fiscal year are invested in securities of foreign corporations, a fund may elect to pass-through to you your pro rata share of foreign taxes paid by the Fund. If this election is made, the year-end statement you receive from a fund will show more taxable income than was actually distributed to you. However, you will be entitled to either deduct your share of such taxes in computing your taxable income or (subject to limitations) claim a foreign tax credit for such taxes against your U.S. federal income tax. A fund will provide you with the information necessary to complete your individual income tax return if it makes this election.

Information on the tax character of  distributions

The Fund will inform you of the amount of your ordinary income dividends and capital gains distributions at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held Fund shares for a full year, a fund may designate and distribute to you, as ordinary income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Fund.

Election to be taxed as a regulated  investment company

The Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code, has qualified as such for its most recent fiscal year, and intends to so qualify during the current fiscal year. As a regulated investment company, the Fund generally does not pay federal income tax on the income and gains they distribute to you. The board reserves the right not to maintain the qualification of a fund as a regulated investment company if it determines such course of action to be beneficial to shareholders. In such case, a fund will be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you will be taxed as ordinary dividend income to the extent of such Fund's earnings and profits.

Excise  tax  distribution  requirements

To avoid federal excise taxes, the Internal Revenue Code requires a fund to distribute to you by December 31 of each year, at a minimum, the following amounts: 98% of its taxable ordinary income earned during the calendar year; 98% of its capital gain net income earned during the twelve month period ending October 31; and 100% of any undistributed amounts from the prior year. The Fund intends to declare and pay these amounts in December (or in January that are treated by you as received in December) to avoid these excise taxes, but can give no assurances that its distributions will be sufficient to eliminate all taxes.

Redemption of Fund shares

Redemptions and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. If you redeem your Fund shares, or exchange your Fund shares for shares of a different series of the Company, the IRS will require that you report a gain or loss on your redemption or exchange. If you hold your shares as a capital asset, the gain or loss that you realize will be capital gain or loss and will be long-term or short-term, generally depending on how long you hold your shares. Any loss incurred on the redemption or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the Fund on those shares.

All or a portion of any loss that you realize upon the redemption of your Fund shares will be disallowed to the extent that you buy other shares in such Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares you purchase.

U.S. Government Obligations

Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by the Fund. Investments in Government National Mortgage Association or Federal National Mortgage Association securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities do not generally qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

INVESTMENT PERFORMANCE

For purposes of quoting and comparing the performance of the Fund to that of other mutual funds and to relevant indices in advertisements or in reports to shareholders, performance will be stated in terms of total return or yield. Both "total return" and "yield" figures are based on the historical performance of a fund, show the performance of a hypothetical investment and are not intended to indicate future performance.

Yield Information

From time to time, the Fund may advertise a yield figure. A portfolio's yield is a way of showing the rate of income the portfolio earns on its investments as a percentage of the portfolio's share price. Under the rules of the SEC, yield must be calculated according to the following formula:

                       6
      Yield = 2[(a-b +1)-1]
                ----
                 cd
where:

a     =    dividends and interest earned during the period.
b     =    expenses accrued for the period (net of reimbursements).
c     =    the average daily number of shares  outstanding during the period that were entitled to receive dividends.
d     =    the maximum offering price per share on the last day of the period.

A Fund's yield, as used in advertising, is computed by dividing the Fund's interest and dividend income for a given 30-day period, net of expenses, by the average number of shares entitled to receive distributions during the period dividing this figure by a fund's NAV at the end of the period and annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate. Income is calculated for purposes of yield quotations in accordance with standardized methods applicable to all stock and bond mutual funds. Dividends from equity investments are treated as if they were accrued on a daily basis solely for the purposes of yield calculations. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income. Capital gains and losses generally are excluded from the calculation. Income calculated for the purpose of calculating a fund's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding assumed in yield calculations, the yield quoted for a fund may differ from the rate of distributions the fund paid over the same period or the rate of income reported in the Fund's financial statements.

Total  Return  Performance

Under the rules of the SEC, fund advertising performance must include total return quotes, "T" below, calculated according to the following formula:

                   n
              P(1+T) = ERV

where:

P     =    a hypothetical initial payment of $1,000

T     =    average annual total return

n     =    number of years (1,5 or 10)

ERV   =    ending  redeemable  value of a hypothetical  $1,000 payment made at the beginning of the 1, 5 or 10 year periods (or fractional portion thereof).

The average annual total return will be calculated under the foregoing formula and the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover prescribed periods. When the period since inception is less than one year, the total return quoted will be the aggregate return for the period. In calculating the ending redeemable value, all dividends and distributions by a fund are assumed to have been reinvested at NAV as described in the Prospectus on the reinvestment dates during the period.

Total return, or "T" in the formula above, is computed by finding the average annual compounded rates of return over the prescribed periods (or fractional portions thereof) that would equate the initial amount invested to the ending redeemable value.

The Fund may also from time to time include in such advertising an aggregate total return figure or an average annual total return figure that is not calculated according to the formula set forth above in order to compare more accurately the Fund's performance with other measures of investment return. The Fund may quote an aggregate total return figure in comparing the Fund's total return with data published by Lipper Analytical Services, Inc. or with the performance of various indices including, but not limited to, the Dow Jones Industrial Average, the Standard & Poor's 500 Stock Index, Russell Indices, the Value Line Composite Index, the Lehman Brothers Bond, Government Corporate, Corporate and Aggregate Indices, Merrill Lynch Government & Agency Index, Merrill Lynch Intermediate Agency Index, Morgan Stanley Capital International Europe, Australia, Far East Index or the Morgan Stanley Capital International World Index. For such purposes, the Fund calculates its aggregate total return for the specific periods of time by assuming the investment of $10,000 in shares of the Fund and assuming the reinvestment of each dividend or other distribution at NAV on the reinvestment date. Percentage increases are determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the beginning value. To calculate its average annual total return, the aggregate return is then annualized according to the SEC's formula for total return quotes outlined above.

The Fund may also advertise the performance rankings assigned by the various publications and statistical services, including but not limited to, SEI, Lipper Mutual Performance Analysis, Intersec Research Survey of non-U.S. Equity Fund Returns, Frank Russell International Universe, and any other data which may be reported from time to time by Dow Jones & Company, Morningstar, Inc., Chase Investment Performance, Wilson Associates, Stanger, CDA Investment Technologies, Inc., the Consumer Price Index ("CPI"), The Bank Rate Monitor National Index, or IBC/Donaghue's Average U.S. Government and Agency, or as appears in various publications, including but not limited to, The Wall Street Journal, Forbes, Barron's, Fortune, Money Magazine, The New York Times, Financial World, Financial Services Week, USA Today and other national or regional publications.

FINANCIAL INFORMATION

You can receive free copies of reports, request other information and discuss your questions about the Fund by contacting the Fund directly at:

                THE WORLD FUNDS, INC.
                1500 Forest Avenue, Suite 223
                Richmond, Virginia  23229
                TELEPHONE: (800) 527-9525

                E-MAIL:  mail@shareholderservices.com

The books of the Fund will be audited at least once each year by Tait, Weller and Baker, of Philadelphia, PA, independent public accountants.

PART C - OTHER INFORMATION

ITEM 23.  EXHIBITS

(a)   ARTICLES OF INCORPORATION.

(1) Articles of Incorporation of the Registrant are herein incorporated by reference to the Registrant's Initial Registration Statement on Form N-1A(File Nos. 333-29289 and 811-8255), as filed with the Securities and Exchange Commission (the "SEC") on June 16, 1997.

(2)   Articles Supplementary.
      a. Re: the creation of the CSI Equity Fund and CSI Fixed Income Fund dated July 29, 1997 are herein incorporated by reference to Post-Effective Amendment Nos. 1/1 to the Registrant's Initial Registration Statement on Form N-1A (File Nos. 333-29289 and 811-8255), as filed with the SEC on August 1, 1997.

      b. Re: the creation of the Third Millennium Russia Fund and New Market Fund dated June 19, 1998 are herein incorporated by reference to Post-Effective Amendment Nos. 4/4 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289 and 811-8255), as filed with the SEC on July 8, 1998.

      c. Re: increasing the amount of authorized shares are herein incorporated by reference to Post-Effective Amendment Nos. 4/4 to the Registrant's Registration Statement on Form N-1A(File Nos. 333-29289 and 811-8255), as filed with the SEC on July 8, 1998.

     d. Re: The creation of the GenomicsFund.com dated December 9, 1999 are herein incorporated by reference to Post-Effective Amendment Nos. 9/11 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289 and 811-8255), as filed with the SEC on January 7, 2000.

     e. Re: The creation of the Global e Fund dated April 14, 2000 are herein incorporated by reference to Post-Effective Amendment Nos. 10/12 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289 and 811-8255), as filed with the SEC on February 24, 2000

     f. Re: The creation of the Monument EuroNet Fund dated April 14, 2000 are herein incorporated by reference to Post-Effective Amendment Nos. 11/13 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289 and 811-8255), as filed with the SEC on May 12, 2000.

     g. Re: Increasing the amount of authorized shares of the Registrant and reallocating such shares among these series dated May 24, 2000 is filed herewith as EX-99.a(1)

     h. RE FORM OF: Articles reclassifying the existing shares of the Global e Fund dated ___________, 2000 is filed herewith as EX-99.a(2).



(b)   BY-LAWS.

By-Laws  of  the  Registrant  are  herein   incorporated  by  reference  to  the
Registrant's Initial Registration Statement on Form N-1A (File Nos. 333-29289 and 811-8255), as filed with the SEC on June 16, 1997.

(c)   INSTRUMENTS DEFINING RIGHTS OF SECURITY HOLDERS.

      Specimen Share Certificate

      a.   1/   Re: Sand Hill Portfolio Manager Fund is herein
                incorporated by reference to the Registrant's Initial
                Registration Statement on Form N-1A (File Nos. 333-29289 and
                811-8255) as filed with the SEC on June 16, 1997.

           2/ Re: CSI Equity Fund and CSI Fixed Income Fund is herein incorporated by reference to Post-Effective Amendment Nos. 1/1 to the Registrant's Initial Registration Statement on Form N-1A (File Nos. 333-29289 and 811-8255), as filed with the SEC on August 1, 1997.

           3/ Re: Third Millennium Russia Fund and New Market Fund. Is herein incorporated by reference to Post-Effective Amendment Nos. 4/4 of the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289 and 811-8255) as filed with the SEC on July 8, 1998.

           4/ Re: GenomicsFund.com is herein incorporated by reference to Post-Effective Amendment Nos. 9/11 of the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289 and 811-8255) as filed with the SEC on January 7, 2000.

           5/ Re: Global e-Fund is herein incorporated by reference to Post-Effective Amendment Nos. 10/12 of the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289 and 811-8255) as filed with the SEC on February 24, 2000.

           6/ Re: Monument EuroNet Fund is herein incorporated by reference to Post-Effective Amendment Nos. 11/13 of the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289 and 811-8255), as filed with the SEC on May 12, 2000.

      b. Applicable sections of Articles and By-Laws to be referenced in future Post-Effective Amendment.

(d)   INVESTMENT ADVISORY CONTRACTS.

      (1)  Re: Sand Hill Portfolio Manager Fund.
           Agreement dated August 19, 1997 between Sand Hill Advisors, Inc. and the Registrant is herein incorporated by reference to Post-Effective Amendment Nos. 2/2 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289 and 811-8255), as filed with the SEC on December 1, 1997.

      (2)  Re: CSI Equity Fund.
           Agreement dated October 14, 1997 between CSI Capital Management, Inc. and the Registrant is herein incorporated by reference to Post-Effective Amendment Nos. 2/2 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289 and 811-8255), as filed with the SEC on December 1, 1997.

      (3)  Re: CSI Fixed Income Fund.
           Agreement dated October 14, 1997 between CSI Capital Management Inc. and the Registrant is herein incorporated by reference to Post-Effective Amendment Nos. 2/2 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289 and 811-8255), as filed with the SEC on December 1, 1997.

      (4)  Re: Third Millennium Russia Fund.
           Agreement   dated   September  21,  1998  between  Third Millennium
           Investment Advisors LLC and the Registrant is herein incorporated by reference to Post-Effective Amendment No.5 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289 and 811-8255), as filed with the SEC on December 30, 1998.

      (5)  Re: New Market Fund.
           a. Agreement dated September 21, 1998 between Virginia Management Investment Corporation and the Registrant is herein incorporated by reference to Post-Effective Amendment No. 5 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289 and 811-8255), as filed with the SEC on December 30, 1998.

           b. Agreement dated September 21, 1998 between Virginia Management Investment Corporation and the London Company of Virginia is herein incorporated by reference to Post-Effective Amendment No. 5 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289 and 811-8255), as filed with the SEC on December 30, 1998.

      (6)  Re:  GenomicsFund.com.
                Agreement dated March 1, 2000 between xGENx, LLC and the Registrant is herein incorporated by reference to Post-Effective Amendment Nos. 11/13 to the Registrant's Registration Statement on Form N-1A (File Nos.333-29289 and 811-8255), as filed with the SEC on May 12, 2000.

      (7)  Re:  Global e-Fund.
                Agreement dated May 1, 2000 between Global Assets Advisors and the Registrant is herein incorporated by reference to Post-Effective Amendment Nos. 11/13 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289 and 811-8255), as filed with the SEC on May 12, 2000.

      (8)  Re:  Monument EuroNet Fund.
                a. Agreement dated June 19,2000 between Vernes Asset Management, LLC and the Registrant is herein incorporated by reference to Post-Effective Amendment Nos. 11/13 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289 and 811-8255), as filed with the SEC on May 12, 2000.

                b. Agreement dated June 19, 2000 between Vernes Asset Management, LLC and Financiere Rembrandt is herein incorporated by reference to Post-Effective Amendment Nos. 11/13 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289 and 811-8255), as filed with the SEC on May 12, 2000.

                c. Agreement dated June 19,2000 between Vernes Asset Management, LLC and Monument Advisors, Ltd. is herein incorporated by reference to Post-Effective Amendment Nos. 11/13 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289 and 811-8255), as filed with the SEC on May 12, 2000.

(e)   UNDERWRITING CONTRACTS.

      (1)  Distribution Agreements.
           Distribution Agreement dated September 21, 1998 between First Dominion Capital Corp. and the Registrant is herein incorporated by reference to Post-Effective Amendment No.5 to the Registrant's Registration Statement on Form N-1A (File No.811-8255), as filed with the SEC on December 30, 1998.

      (2) Distribution Agreement dated May 1, 2000 between International Assets Advisory Corporation and the Registrant is herein incorporated by reference to Post-Effective Amendment No.10/12 to the Registrant's Registration Statement on Form N-1A (File No.811-8255), as filed with the SEC on February 24, 2000.

      (3)  Not Applicable

      (4)  Not Applicable

      (5) Joint Distribution Agreement on behalf of the Monument EuroNet Fund series of the Registrant, dated June 19, 2000 between the Registrant, First Dominion Capital Corp. and Monument Distributors, Inc. is filed herewith as EX-99.e(1).

      (6) FORM OF: Joint Distribution Agreement on behalf of the Global e Fund series of the Registrant, dated ____________, 2000 between the Registrant, First Dominion Capital Corp. and International Assets Advisors Corp. is filed herewith as EX-99.e(2).

(f)   BONUS OR PROFIT SHARING CONTRACTS.

      Not Applicable.

(g)   CUSTODIAN AGREEMENTS.

      (1) Custodian Agreement dated August 19, 1997 between Star Bank, N.A. and the Sand Hill Portfolio Manager Fund series of the Registrant is deleted and is no longer filed.

      (2) Custodian Agreement dated October 14, 1997 between Star Bank, N.A. and the CSI Equity Fund series and the CSI Fixed Income Fund series of the Registrant is deleted and is no longer filed.

      (3)  Re: Third Millennium Russia Fund.
           Agreement dated October 28, 1998 between Brown Brothers Harriman & Co. and the Registrant is herein incorporated by reference to Post-Effective Amendment No. 5 to the Registrant's Registration Statement on Form N-1A (File No. 811-8255), as filed with the SEC on December 30, 1998.

      (4) Custodian Agreement dated August 21, 1998 between Star Bank, N.A. and The New Market Fund series of the Registrant is deleted and is no longer filed.

      (5) Re: CSI Equity Fund, CSI Fixed Income Fund, GenomicsFund.com, Global e Fund, Monument EuroNet Fund, Sand Hill Portfolio Manager Fund and The New Market Fund.

           a. Appendix dated June 1, 2000 to Agreement dated October 28, 1998 between Brown Brothers Harriman & Co and the Registrant is filed herewith as EX-99.g(1).

      (6)  FOREIGN CUSTODY ARRANGEMENTS.
           a.   Re:  Third Millennium Russia Fund.
                Foreign Custody Manager Delegation Agreement dated October 28, 1998 between Brown Brothers Harriman & Co. and the Registrant is herein incorporated by reference to Post-Effective Amendment No. 5 to the Registrant's Registration Statement on Form N-1A (File No. 811-8255), as filed with the SEC on December 30, 1998.

          b. Re: CSI Equity fund, CSI Fixed Income Fund, GenomicsFund.com, Global e Fund, Monument EuroNet Fund, Sand Hill Portfolio Manager Fund and The New Market Fund.

                1. Appendix dated June 1, 2000 to Foreign Custody Manager Delegation Agreement dated October 28, 1998 between Brown Brothers Harriman & Co and the Registrant is filed herewith as EX-99.g(2).

(h)   OTHER MATERIAL CONTRACTS.

     (1)  Transfer Agency.

           a. Agreement dated August 19, 1997 between Fund Services, Inc. and the Registrant is herein incorporated by reference to Post-Effective Amendment Nos. 2/2 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289 and 811-8255), as filed with the SEC on December 1, 1997.

           b. Agreement between PFPC, Inc. and the Registrant on behalf of the Monument EuroNet Fund series is filed herewith as EX-99.h(1).

     (2)  Administrative Services.

           a.   Re: Sand Hill Portfolio Manager Fund.
                Agreement dated August 19, 1997 between Commonwealth Shareholder Services, Inc. and the Registrant is herein incorporated by reference to Post-Effective Amendment No. 2/2 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289 and 811-8255), as filed with the SEC on December 1, 1997.

           b.   Re: CSI Equity Fund.
                Agreement dated October 14, 1997 between Commonwealth Shareholder Services, Inc. and the Registrant is herein incorporated by reference to Post-Effective Amendment Nos. 2/2 to the Registrant's Registration Statement on Form N-1A(File Nos. 333-29289 and 811-8255), as filed with the SEC on December 1, 1997.

           c.   Re: CSI Fixed Income Fund.
                Agreement dated October 14, 1997 between Commonwealth Shareholder Services, Inc. and the Registrant is herein incorporated by reference to Post-Effective Amendment Nos. 2/2 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289 and 811-8255), as filed with the SEC on December 1, 1997.

           d.   Re: Third Millennium Russia Fund.
                Agreement dated September 21, 1998 between Commonwealth Shareholder Services, Inc. and the Registrant is herein incorporated by reference to Post-Effective Amendment No. 5 to the Registrant's Registration Statement on Form N-1A (File No. 811-8255), as filed with the SEC on December 30, 1998.

           e.   Re: New Market Fund.
                Agreement dated September 21, 1998 between Commonwealth Shareholder Services, Inc. and the Registrant is herein incorporated by reference to Post Effective Amendment No. 5 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289 and 811-8255), as filed with the SEC on December 29, 1998.

           f.   Re:  GenomicsFund.com.
                Agreement dated March 1, 2000 between Commonwealth Shareholder Services, Inc. and the Registrant is herein incorporated by reference to Post-Effective Amendment Nos. 11/13 to the Registrant's Registration Statement on Form N-1A (File Nos.333-29289 and 811-8255), as filed with the SEC on May 12, 2000.

          g.   Re:  Global  e-Fund.   Agreement  dated  May  1,  2000, between
               Commonwealth Shareholder Services, Inc. and the Registrant is herein incorporated by reference to Post-Effective Amendment Nos. 11/13 to the Registrant's Registration Statement on Form N-1A (File Nos.333-29289 and 811-8255), as filed with the SEC on May 12, 2000.

           h.   Re:  Monument EuroNet Fund.
                Agreement dated June 19, 2000 between Commonwealth Shareholder Services, Inc. and the Registrant is herein incorporated by reference to Post-Effective Amendment Nos. 11/13 to the
                Registrant's   Registration   Statement   on  Form  N-1A (File
                Nos.333-29289 and 811-8255), as filed with the SEC on May 12, 2000.

     (3)  Fund Accounting  Service.
          a. Fund Accounting Services Agreement dated August 18, 1997 between Star Bank, N.A. and the Sand Hill Portfolio Manager Fund series of the Registrant is deleted and is no longer filed.

          b. Fund Accounting Services Agreement dated October 14, 1997 between Star Bank, N.A. and the CSI Equity Fund series and the CSI Fixed Income Fund series of the Registrant is deleted and is no longer filed.

          c. Fund Accounting Services Agreement dated August 21, 1998 between Star Bank, N.A. and The New Market Fund series of the Registrant is deleted and is no longer filed.

          d. Re: CSI Equity Fund, CSI Fixed Income Fund, GenomicsFund.com, Monument EuroNet Fund, Sand Hill Portfolio Manager Fund and The New Market Fund.

                i. Agreement dated July 1, 2000 between CFA and the Registrant is filed herewith as EX-99.h(3).

     (4)  Accounting Agency.

           a.   Re:  Third Millennium Russia Fund.
                Agreement dated October 28, 1998 between Brown Brothers Harriman & Co. and the Registrant is herein incorporated by reference to Post-Effective Amendment Nos. 5/6 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289 and 811-8255), as filed with the SEC on January 29, 1999.

           b.   Re:  Global e Fund.
                Addendum to Agreement dated October 28, 1998 between Brown Brothers Harriman & Co. and the Registrant is filed herewith as EX-99.h(4).

      (5)  Retirement Plans.

           a. IRA Service Agreement between Brown Brothers Harriman & Co. and the Registrant is herein incorporated by reference to Post-Effective Amendment Nos. 4/4 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289 and 811-8255), as filed with the SEC on July 8, 1998.

      (6)  Expense Limitations Agreements.

           a. Agreement dated October 1, 1998 between the New Market Fund series of the Registrant and Virginia Management Investment Corporation is herein incorporated by reference to Post-Effective Amendment Nos. 11/13 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289 and 811-8255), as filed with the SEC on May 12, 2000.

           b. Agreement dated October 1, 1998 between the Third Millennium Russia Fund series of the Registrant and Third Millennium Investment Advisors LLC is herein incorporated by reference to Post-Effective Amendment Nos. 11/13 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289 and 811-8255), as filed with the SEC on May 12, 2000.

           c. Agreement dated March 1, 2000 between the GenomicsFund.com Fund series of the Registrant and xGENx, LLC is herein incorporated by reference to Post-Effective Amendment Nos. 11/13 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289 and 811-8255), as filed with the SEC on May 12, 2000.

           d. Agreement dated May 1, 2000 between the Global e Fund series of the Registrant and Global Assets Advisors is herein incorporated by reference to Post-Effective Amendment Nos. 11/13 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289 and 811-8255), as filed with the SEC on May 12, 2000.

          e. Agreement dated June 19, 2000 between the Monument EuroNet Fund series of the Registrant and Vernes Asset Management, LLC is herein incorporated by reference to Post-Effective Amendment Nos. 11/13 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289 and 811-8255), as filed with the SEC on May 12, 2000.

           f. FORM OF: Agreement dated _________, 2000 between the Global e Fund series of the Registrant and Global Assets Advisors is filed herewith as EX-99.h(6).

(i)   LEGAL OPINION.

      (1)  Deleted
      (2)  Deleted
      (3)  Deleted

      (4) Opinion of Counsel dated May 12, 2000 is herein incorporated by reference to Post-Effective Amendment Nos. 11/13 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289 and 811-8255), as filed with the SEC on May 12, 2000.

           a. Consent of Counsel dated August 18, 2000 is filed herewith as EX-23.

(k)   OMITTED FINANCIAL STATEMENTS.

      Not Applicable.

(l)   INITIAL CAPITAL AGREEMENTS.

      Not Applicable.

(m)   RULE 12B-1 PLAN.

      (1)  Re: Third Millennium Russia Fund.
           Plan of Distribution dated September 21, 1998 is herein incorporated by reference to Post-Effective Amendment No. 5 to the Registrant's Registration Statement on Form N-1A (File No. 811-8255), as filed with the SEC on December 30, 1998.

      (2)  Re: New Market Fund.
           Plan of Distribution dated September 21, 1998 is herein incorporated by reference to Post Effective Amendment No. 5 to the Registrant's Registration Statement on Form N-1A (File No.811-8255), as filed with the SEC on December 30, 1998.

      (3)  Re:  GenomicsFund.com

           Plan of Distribution dated March 1, 2000 is herein incorporated by reference to Post Effective Amendment Nos. 11/13 to the Registrant's Registration Statement on Form N-1A (File No.811-8255), as filed with the SEC on May 12, 2000.

      (4)  Re:  Global e-Fund.
           Plan of Distribution dated May 1, 2000 is herein incorporated by reference to Post Effective Amendment Nos. 11/13 to the Registrant's Registration Statement on Form N-1A (File No.811-8255), as filed with the SEC on May 12, 2000.

      (5)  Re:  Monument EuroNet Fund.
           a. Plan of Distribution for Class A Shares dated June 19, 2000 is herein incorporated by reference to Post Effective Amendment Nos. 11/13 to the Registrant's Registration Statement on Form N-1A (File No.811-8255), as filed with the SEC on May 12, 2000.

           b. Plan of Distribution for Class B Shares dated June 19, 2000 is herein incorporated by reference to Post Effective Amendment Nos 11/13 to the Registrant's Registration Statement on Form N-1A
               (File No.811-8255), as filed with the SEC on May 12, 2000.

           c. Plan of Distribution for Class C Shares dated June 19, 2000 is herein incorporated by reference to Post Effective Amendment Nos 11/13 to the Registrant's Registration Statement on Form N-1A
               (File No.811-8255), as filed with the SEC on May 12, 2000.

      (6)  Re:  Global e Fund.

          a. FORM OF Plan of Distribution for Class A Shares is filed herewith as EX-99.m(1)(a).

          b. FORM OF Plan of Distribution for Class B Shares is filed herewith as EX-99.m(1)(b).

(n)   RULE 18F-3 PLAN

     1. Re: Monument EuroNet Fund. Rule 18f-3 Multiple Class Plan dated June 19,2000 is herein incorporated by reference to Post Effective Amendment Nos. 11/13 to the Registrant's Registration Statement on Form N-1A (File No.811-8255), as filed with the SEC on May 12, 2000.

     2.   Re:  Global e Fund.
               Rule 18f-3 Multiple Class Plan dated ____________is filed herewith as EX-99.n.

(o)   RESERVED.

(p)   CODES OF ETHICS.

      1. The Code of Ethics of the Registrant is herein incorporated by reference to Post-Effective Amendment Nos. 11/13 to the Registrant's Registration Statement on Form N-1A (File No.811-8255), as filed with the SEC on May 12, 2000.

      2. The Code of Ethics of Vernes Asset Management, LLC is herein incorporated by reference to Post-Effective Amendment Nos. 11/13 to
           the   Registrant's   Registration   Statement   on  Form  N-1A (File
           No.811-8255), as filed with the SEC on May 12, 2000.

      3. The Code of Ethics of First Dominion Capital Corp. is herein incorporated by reference to Post-Effective Amendment Nos. 11/13 to the Registrant's Registration Statement on Form N-1A (File No.811-8255), as filed with the SEC on May 12, 2000.

      4. The Code of Ethics of Monument Distributors, Inc. is herein incorporated by reference to Post-Effective Amendment Nos. 11/13 to the Registrant's Registration Statement on Form N-1A (File No.811-8255), as filed with the SEC on May 12, 2000.

      5.   The Code of Ethics of xGENx, LLC is filed herewith as EX-99.p(1).

      6. The Code of Ethics of International Assets Advisory Corp. is filed herewith as EX-99.p(2).

      7. The Code of Ethics of Global Assets Advisory Corp. is filed herewith as EX-99.p(3).

      8. The Code of Ethics of Sand Hill Advisors, Inc. is filed herewith as EX-99.p(4).

q.    POWERS-OF-ATTORNEY.

      1. Re: Samuel Boyd, Jr., William E. Poist and Paul M. Dickinson are herein incorporated by reference to the Registrant's Initial Registration Statement on Form N-1A (File Nos. 333-29289 and 811-8255), as filed with the SEC on June 16, 1997.


ITEM 24.   PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND.

           None

ITEM 25.   INDEMNIFICATION.

The Registrant is incorporated under the General Corporation Law (the "GCL") of the State of Maryland. The Registrant's Articles of Incorporation provide the indemnification of directors, officers and other agents of the corporation to the fullest extent permitted under the GCL. The Articles limit such indemnification so as to comply with the prohibition against indemnifying such persons under Section 17 of the Investment Company Act of 1940, as amended, for certain conduct set forth in that section ("Disabling Conduct"). Contracts between the Registrant and various service providers include provisions for indemnification, but also forbid the Registrant to indemnify affiliates for Disabling Conduct.

ITEM 26.   BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER.

      a.) Sand Hill Advisors, Inc., the investment Adviser to the Sand Hill Portfolio Manager Fund series, provides investment advisory services consisting of portfolio management for a variety of individuals and institutions and as of December 21, 1999, had approximately $500 million in assets under management.

      b.) CSI Capital Management, Inc., ("CSI") the investment Adviser to the CSI Equity Fund series and the CSI Fixed Income Fund series, provides investment advisory services consisting of portfolio management for a variety of individuals and institutions and as of December 21, 1999
           had  approximately  $244  million  in  assets  under management.   A
           principal of CSI acts as trustee supervising an additional $30 million in assets.

      c.) Third Millennium Investment Advisors, LLC, the investment adviser to the Third Millennium Russia Fund, is a newly formed adviser formed for the purpose of advising Registered Investment Companies and as of December 21, 1999, had approximately $1 million in assets under management.

      d.) Virginia Management Investment Corporation, the investment manager to the New Market Fund is a newly formed Adviser formed for the purpose of advising Registered Investment Companies. The London Company of Virginia (The London Company") is the investment Adviser to the New Market Fund pursuant to an Investment Advisory Agreement between Virginia Management Investment Corporation and The London Company and currently has $3.7 million in assets under management.

      e.)  xGENx,  LLC, the investment  adviser to the  GenomicsFund.com,  is
           a newly formed adviser for  the  purpose  of  advising   Registered
           Investment Companies.

      f.) Global Assets Advisors, Inc., the investment adviser to the Global e Fund series, provides investment advisory services consisting of portfolio management for a variety of individuals and institutions and currently has approximately $50 million in assets under management.

      g.) Vernes Asset Management, LLC, the investment manager to the Monument EuroNet Fund series, is a newly formed manager for the purpose of advising Registered Investment Companies.

For information as to any other business, profession, vocation or employment of a substantial nature in which each of the foregoing investment Advisers, and each director, officer or partner of such investment Advisers, is or has been engaged within the last two fiscal years for his or her own account or in the capacity of director, officer, employee, partner or trustee, reference is made to the investment Adviser's Form ADV listed opposite the investment Adviser's name below, which is currently on file with the SEC as required by the Investment Advisors Act of 1940, as amended.

       Name of Investment Adviser                  Form ADV File Number

       Sand Hill Advisors, Inc.                               801-17601
       CSI Capital Management, Inc.                           801-14549
       Third Millennium Investment Advisors, LLC              801-55720
       Virginia Management Investment Corporation             801-55697
       The London Company of Virginia                         801-46604
       xGENx, LLC                                             801-57224
       Global Assets Advisors, Inc.                           801-46753
       Vernes Asset Management, LLC                           801-57651

ITEM 27.   PRINCIPAL UNDERWRITERS.
(a)   (1)  First Dominion Capital Corp., also acts as underwriter to Vontobel Funds, Inc.
      (2)  International Assets Advisory Corp.
      (3) Monument Distributors, Inc. also acts as underwriter to Monument Series Fund, Inc.

(b)   (1) First Dominion Capital Corp.

                                                               Position and
                Name and Principal      Position and Offices   Offices with
                Business Address        with Underwriter       Fund

                John Pasco, III          President, Chief      Chairman,
                1500 Forest Avenue       Financial Officer     President
                Suite 223                and Treasurer         and Director
                Richmond VA 23229

                Mary T. Pasco            Director              Assistant
                1500 Forest Avenue                             Secretary
                Suite 223
                Richmond, VA 23229

                Darryl S. Peay           Vice President       Assistant
                1500 Forest Avenue       Assistant Compliance Secretary
                Suite 223                Officer
                Richmond, VA 23229

                Lori J. Martin           Vice President and    None
                1500 Forest Avenue       Assistant Secretary
                Suite 223
                Richmond, VA 23229

                F. Byron Parker, Jr.     Secretary            Secretary
                Mustian & Parker
                8002 Discovery Drive
                Suite 101
                Richmond, VA 23229

      (b)  (2)  International Assets Advisory Corporation

                Name and                  Positions and       Positions and
                Principal Business        Offices with        Offices with
                Address                   Underwriter         Fund

                Diego J. Veitia           Director, Chairman  None
                250 Park Ave., So.        Of the Board,
                Suite 200                 President and Chief
                Winter Park, FL 32789     Executive Officer

                Stephen A. Saker          Director and Exec.  None
                250 Park Ave., So.        Vice President
                Suite 200
                Winter Park, FL 32789

                Jerome F. Misceli         Director            None
                250 Park Ave., So.
                Suite 200
                Winter Park, FL 32789

                Jeffrey L. Rush, MD       Director            None
                250 Park Ave., So.
                Suite 200
                Winter Park, FL 32789

                Robert A. Miller          Director            None
                250 Park Ave., So.
                Suite 200
                Winter Park, FL 32789

                Jonathan C. Hinz          Chief Financial     None
                250 Park Ave., So.        Officer and Treasurer
                Suite 200
                Winter Park, FL 32789

                Todd A. Boren             Sr. Vice President  None
                250 Park Ave., So.        & Managing Director
                Suite 200                 of Private Client
                Winter Park, FL 32789     Operations

                Gerard A. Mastrianni      Sr. Vice President  None
                250 Park Ave., So.
                Suite 200
                Winter Park, FL 32789

                Sheri Ann Cuff            Vice President-     None
                250 Park Ave., So.        Operations
                Suite 200
                Winter Park, FL 32789

                Nancy M. McMurtry         Vice President-     None
                250 Park Ave., So.        Compliance
                Suite 200
                Winter Park, FL 32789

      (b)  (3)  Monument Distributors, Inc.

                Name and                  Positions and       Positions and
                Principal Business        Offices with        Offices with
                Address                   Underwriter         Fund

                David A. Kugler          President, Treasurer None
                7920 Norfolk Avenue      and Director

                Suite 500
                Bethesda, Maryland 20814

      (c)  Not Applicable.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS.

The accounts, books or other documents of the Registrant required to be maintained by Section 31 (a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder are kept in several locations:

(a)     Investment records, including research information, records relating to
        the  placement  of  brokerage   transactions,   memorandums regarding
        investment   recommendations  for  supporting  and/or  authorizing the
        purchase or sale of assets, information relating to the placement of securities transactions, and certain records concerning investment recommendations of the Fund are maintained at each Fund's investment adviser, as follows:

          Fund:        Sand Hill Portfolio Manager Fund
          Adviser:     Sand Hill Advisors, Inc., located at:
          Location:    3000 Sand Hill Road
                       Building 3, Suite 150
                       Menlo Park, CA  94025

          Fund:        CSI Equity Fund and CSI Fixed Income Fund
          Adviser:     CSI Capital Management
          Location:    445 Bush Street, 5th Floor
                       San Francisco, CA 94108

          Fund:        Third Millennium Russia Fund
          Adviser:     Third Millennium Investment Advisors, LLC:
          Location:    515 Madison Avenue, 24th Floor
                       New York, NY  10022

          Fund:        New Market Fund
          Adviser:     The London Company
          Location:    Riverfront Plaza, West Tower
                       901 E. Byrd Street, Suite 350A
                       Richmond, VA  23219

          Fund:        GenomicsFund.com
          Adviser:     xGENx, LLC
          Location:    555 Quince Orchard Road, Suite 606
                       Gaithersburg, MD  20878

          Fund:        Global e-Fund
          Adviser:     Global Assets Advisors, Inc.
          Location:    250 Park Avenue South, Suite 200
                       Winter Park, FL 32789

          Fund:        Monument EuroNet Fund
          Adviser:     Vernes Asset Management, LLC
          Location:    993 Farmington Avenue, Suite 205
                       Hartford, CT 06107(b)

(b) Accounts and records for portfolio securities and other investment assets, including cash of each of the Funds, as well as applicable accounting records, general ledgers, supporting ledgers, pricing computations, etc. are maintained in the custody of each Fund's custodian bank and accounting services agent, as follows:

           Custodian Bank/Accounting

                Services Agent:         Brown Brothers Harriman & Co.
                Location:               40 Water Street
                                        Boston, MA  02109

(c)      (1)   Shareholder   Account  Records   (including  share  ledgers,
               duplicate confirmations, duplicate account statements and applications forms) pertaining to The CSI Equity Fund, CSI Fixed
               Income Fund, GenomicsFund.com, Global e Fund, Sand Hill Portfolio
               Manager  Fund,  The New Market Fund and Third  Millennium Russia
               Fund are maintained by their transfer agent, Fund Services, Inc.:

                               1500 Forest Avenue, Suite 111
                               Richmond, Virginia 23229

          (2) Shareholder Account Records (including share ledgers, duplicate confirmations, duplicate account statements and application forms) pertaining to the Monument EuroNet Fund are maintained by its transfer agent, PFPC, Inc.:

                               400 Bellevue Parkway
                               Wilmington, Delaware 19809

(d) Administrative records, including copies of the charter, by-laws, minute books, agreements, compliance records and reports, certain shareholder communications, etc. pertaining to each of the Funds are kept at their administrator, Commonwealth
      Shareholder Services, Inc., located at:

                               1500 Forest Avenue, Suite 223
                               Richmond, VA 23229

(e) Records relating to distribution of shares of Sand Hill Portfolio Manager Fund, CSI Equity Fund, CSI Fixed Income Fund, New Market Fund, Third Millennium Russia Fund, GenomicsFund.com, Monument EuroNet Fund and Global e Fund B shares are kept at their distributor, First Dominion Capital Corp., located at:

                               1500 Forest Avenue, Suite 223
                               Richmond, VA 23229.

(f) Records relating to distribution of shares of Global e-Fund are kept at their distributor, International Assets Advisory Corporation, located at:

                             250 Park Avenue, South
                             Suite 200
                             Winter Park, Florida 32789

(g)   Records relating to distribution of shares of Monument EuroNet
      Fund are kept at their distributor, Monument Distributors, Inc., located at:

                             7920 Norfolk Avenue, Suite 500
                             Bethesda, Maryland 20814

ITEM 29.   MANAGEMENT SERVICES.

There are no management-related service contracts not discussed in Parts A or B of this Form.

ITEM 30.  UNDERTAKINGS.

The Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Fund has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Richmond, and Commonwealth of Virginia on the 18th day of August, 2000.

                             THE WORLD FUNDS, INC.


                             By /s/ John Pasco, III
                             ------------------------
                              (Signature and Title)
                                John Pasco, III,
                                Chairman and Chief Executive Officer

Pursuant to the requirements of the Securities Act, this registration statement has been signed below by the following persons in the capacities and on the date(s) indicated.

(Signature)               (Title)                               (Date)

/s/ John Pasco, III       Director, Chairman          August 18, 2000
John Pasco, III           Chief Executive
                          Officer and Chief
                          Financial Officer

/s/ SAMUEL BOYD, JR.*     Director                    August 18, 2000
Samuel Boyd, Jr.

/s/ PAUL M. DICKENSON*    Director                    August 18, 2000
Paul M. Dickinson

/s/ WILLIAM E. POIST*     Director                    August 18, 2000
William E. Poist

/s/ John Pasco, III
------------------------
John Pasco, III

* By John Pasco, III, Attorney-in-Fact Pursuant to Powers-of-Attorney.

EXHIBIT INDEX                                       EDGAR EXHIBIT #
--------------------                                ---------------
Articles Supplementary                              EX-99.a(1)
Articles Supplementary                              EX-99.a(2)
Distribution Agreement                              EX-99.e(1)
Form Of: Distribution Agreement                     EX-99.e(2)
Custody Agreement Appendix                          EX-99.g(1)
Foreign Custody Agreement Appendix                  EX-99.g(2)
PFPC Transfer Agent Agreement                       EX-99.h(1)
Fund Accounting Services Agreement                  EX-99.h(3)
Accounting Agency Agreement Appendix                EX-99.h(4)
Form Of:  Expense Limitation Agreement              EX-99.h(6)
Consent of Counsel                                  EX-23
Form Of:  Plan of Distribution - Class A Shares     EX-99.m(1)(a)
Form Of:  Plan of Distribution - Class B Shares     EX-99.m(1)(b)
Rule 18f-3 Multiple Class Plan                      EX-99.n
Code of Ethics xGENx, LLC                           EX-99.p(1)
Code of Ethics International Assets Advisory Corp.  EX-99.p(2)
Code of Ethics Global Assets Advisory Corp.         EX-99.p(3)
Code of Ethics Sand Hill Advisors                   EX-99.p(4)

EX-99.a(1)





                        THE WORLD FUNDS, INC.


                       Articles Supplementary

      The World Funds, Inc., a Maryland corporation having an office in Baltimore, Maryland (the "Corporation") and an open-end investment company registered under the Investment Company Act of 1940, as amended, hereby certifies, in accordance with Section 2-208 of the Maryland General Corporation Law, to the State Department of Assessments and Taxation of Maryland that:

      FIRST: The Board of Directors of the Corporation, at a meeting held on May 24, 2000, adopted resolutions classifying the total number of shares of Common Stock of the Corporation to be Seven Hundred Fifty Million (750,000,000) shares of Common Stock with a par value of One Cent ($.01) per share; and

      SECOND: (a) The total number of shares of stock which the Corporation was authorized to issue prior to the aforesaid action was Five Hundred Million (500,000,000) shares of Common Stock, with a par value of One Cent ($.01) per share, having an aggregate value of Five Million Dollars ($5,000,000):

      One series of shares was designated as the Sand Hill Portfolio Manager Fund series and Fifty Million (50,000,000) shares of Common Stock (par value $.01 per share) were classified and allocated to such series, with an aggregate par value of Five Hundred Thousand Dollars ($500,000); and

      One series of shares was designated as the CSI Equity Fund series and Fifty Million (50,000,000) shares of Common Stock (par value $.01 per share) were classified and allocated to such series, with an aggregate par value of Five Hundred Thousand Dollars ($500,000); and

      One series of shares was designated as the CSI Fixed Income Fund series and Fifty Million (50,000,000) shares of Common Stock (par value $.01 per share) were classified and allocated to such series, with an aggregate par value of Five Hundred Thousand Dollars ($500,000); and

      One series of shares was designated as the Third Millennium Russia Fund series and Fifty Million (50,000,000) shares of Common Stock (par value $.01 per share) were classified and allocated to such series, with an aggregate par value of Five Hundred Thousand Dollars ($500,000); and

      One series of shares was designated as The New Market Fund series and Fifty Million (50,000,000) shares of Common Stock (par value $.01 per share) were classified and allocated to such series, with an aggregate par value of Five Hundred Thousand Dollars ($500,000); and

      One series of shares was designated as the GenomicsFund.com series and Fifty Million (50,000,000) shares of Common Stock (par value $.01 per share) were classified and allocated to such series, with an aggregate par value of Five Hundred Thousand Dollars ($500,000); and

      One series of shares was designated as the Global e-Fund series and Fifty Million (50,000,000) shares of Common Stock (par value $.01 per share) were classified and allocated to such series, with an aggregate par value of Five Hundred Thousand Dollars ($500,000); and

      (b) The total number of shares of stock which the Corporation is authorized to issue, following the aforesaid actions, is Seven Hundred Fifty Million (750,000,000) shares of Common Stock, with a par value of One Cent ($.01) per share, having an aggregate par value of Seven Million Five Hundred Thousand Dollars ($7,500,000):

      One series of shares is designated as the Sand Hill Portfolio Management Fund series and Fifty Million (50,000,000) shares of Common Stock (par value $.01 per share) are classified and allocated to such series, with an aggregate par value of Five Hundred Thousand Dollars ($500,000).

      One series of shares is designated as the CSI Equity Fund series and Fifty Million (50,000,000) shares of Common Stock (par value $.01 per share) are classified and allocated to such series, with an aggregate par value of Five Hundred Thousand Dollars ($500,000);

      One series of shares is designated as the CSI Fixed Income Fund series and Fifty Million (50,000,000) shares of Common Stock (par value $.01 per share) are classified and allocated to such series, with an aggregate par value of Five Hundred Thousand Dollars ($500,000);

      One series of shares is designated as the Third Millennium Russia Fund series and Fifty Million (50,000,000) shares of Common Stock (par value $.01 per share) are classified and allocated to such series, with an aggregate par value of Five Hundred Thousand Dollars ($500,000);

      One series of shares is designated as the New Market Fund series and Fifty Million (50,000,000) shares of Common Stock (par value $.01 per share) are classified and allocated to such series, with an aggregate par value of Five Hundred Thousand Dollars ($500,000);

      One series of shares is designated as the GenomicsFund.com series and Fifty Million (50,000,000) shares of Common Stock (par value $.01 per share) are classified and allocated to such series, with an aggregate par value of Five Hundred Thousand Dollars ($500,000).

      One series of shares is designated as the Global e-Fund series and Fifty Million (50,000,000) shares of Common Stock (par value $.01 per share) are classified and allocated to such series, with an aggregate par value of Five Hundred Thousand Dollars ($500,000);

      One series of shares is designated as the Monument EuroNet Fund series and Fifty Million (50,000,000) shares of Common Stock (par value $.01 per share) are classified and allocated to such series, and further reclassified those shares as follows: Twenty Million (20,000,000) shares for Class A shares of the series; Fifteen Million (15,000,000) shares for Class B shares of the series; and Fifteen Million (15,000,000) shares for Class C shares of the series, with an aggregate par value of Five Hundred Thousand Dollars ($500,000);

THIRD, The shares of the Monument EuroNet Fund series shall have such preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, terms and conditions of redemption and other characteristics as are stated in Article FIFTH of the Articles of Incorporation of the Corporation.

FOURTH: With respect to the Monument EuroNet Fund series, at such times as may be determined by the Board of Directors (or with the authorization of the Board of Directors, the officers and the Corporation) in accordance with the Investment Company Act of 1940, as amended, all other applicable rules and regulations, and as reflected in the registration statement of the Monument EuroNet Fund, current as of the time such shares are issued, shares of Class B and Class Y, to the extent applicable, may be automatically converted into shares of another class of capital stock of the Monument EuroNet Fund based on the relative net asset values of such classes at the time of conversion, subject, however, to any conditions of conversion that may be imposed by the Board of Directors (or with the authorization of the Board of Directors, the officers and the Corporation) and reflected in such current registration statement relating to the Monument EuroNet Fund.

FIFTH: The aforesaid shares of the Monument EuroNet Fund series have been duly classified and allocated by the Board of Directors pursuant to the authority and power contained in the charter of the Corporation.

      IN WITNESS  WHEREOF,  The World Funds,  Inc.,  has caused these
Articles
Supplementary to be signed in its name and on its behalf this 24 day of May,
2000.

                              The World Funds, Inc.

                             By /s/ John Pasco, III

                            ------------------------
                                 John Pasco, III

                             Chairman and Chief Executive Officer

WITNESS:

/s/Darryl S. Peay

---------------------
Name:  Darryl S. Peay
Title: Assistant Secretary

      THE UNDERSIGNED, Chairman and Chief Executive Officer of The World Funds, Inc., who executed on behalf of said Corporation the foregoing Articles Supplementary of which this certificate is made a part, hereby acknowledges, in the name and on behalf of said Corporation, the foregoing Articles to be the corporate act of said Corporation and further certifies, that, to the best of his knowledge, information and belief, the matters and facts set forth herein with respect to the approval thereof are true in all material respects, under the penalties of perjury.

                               /s/ John Pasco, III

                          --------------------
                          John Pasco, III

                          Chairman and Chief Executive Officer

Attest:



/s/ Darryl S. Peay

--------------------
Darryl S. Peay
Assistant Secretary

EX-99.a(2)


                             THE WORLD FUNDS, INC.

                             Articles Supplementary

     The World Funds, Inc., a Maryland corporation having an office in Baltimore, Maryland (the "Corporation") and an open-end investment company registered under the Investment Company Act of 1940, as amended, hereby certifies, in accordance with Section 2-208 of the Maryland General Corporation Law, to the State Department of Assessments and Taxation of Maryland that:

FIRST: The Board of Directors of the Corporation, at a meeting held on__________,2000, adopted resolutions to reclassify Common Stock of the Global e Fund series of the Corporation as follows: (i) Fifty Million (50,000,000) shares of Common Stock with a par value of One Cent ($.01) per share which has been previously allocated to the Global e Fund series of the Corporation, further reclassifies those shares as follows: Twenty-five Million (25,000,000) shares for Class A shares of the series; and Twenty-five Million (25,000,000) shares for Class B shares of the series.

SECOND: (a) The total number of shares of stock which the Corporation was authorized to issue prior to the aforesaid action was Seven Hundred Fifty Million (750,000,000) shares of Common Stock, with a par value of One Cent ($.01) per share, having an aggregate value of Seven Million Five Hundred Thousand Dollars ($7,500,000):

One series of shares was designated as the Sand Hill Portfolio Manager Fund series and Fifty Million (50,000,000) shares of Common Stock (par value $.01 per share) were classified and allocated to such series, with an aggregate par value of Five Hundred Thousand Dollars ($500,000); and

One series of shares was designated as the CSI Equity Fund series and Fifty Million (50,000,000) shares of Common Stock (par value $.01 per share) were classified and allocated to such series, with an aggregate par value of Five Hundred Thousand Dollars ($500,000); and

One series of shares was designated as the CSI Fixed Income Fund series and Fifty Million (50,000,000) shares of Common Stock (par value $.01 per share) were classified and allocated to such series, with an aggregate par value of Five Hundred Thousand Dollars ($500,000); and

One series of shares was designated as the Third Millennium Russia Fund series and Fifty Million (50,000,000) shares of Common Stock (par value $.01 per share) were classified and allocated to such series, with an aggregate par value of Five Hundred Thousand Dollars ($500,000); and

One series of shares was designated as the New Market Fund series and Fifty Million (50,000,000) shares of Common Stock (par value $.01 per share)were classified and allocated to such series, with an aggregate par value of Five Hundred Thousand Dollars ($500,000); and

One series of shares was designated as the GenomicsFund.com series and Fifty Million (50,000,000) shares of Common Stock (par value $.01 per share) were classified and allocated to such series, with an aggregate par value of Five Hundred Thousand Dollars ($500,000); and

One series of shares was designated as the Global e Fund series and Fifty Million (50,000,000) shares of Common Stock (par value $.01 per share) were classified and allocated to such series, with an aggregate par value of Five Hundred Thousand Dollars ($500,000); and

(b) The total number of shares of stock which the Corporation is authorized to issue, following the aforesaid actions, is Seven Hundred Fifty Million (750,000,000) shares of Common Stock, with a par value of One Cent ($.01) per share, having an aggregate par value of Seven Million Five Hundred Thousand Dollars ($7,500,000):

One series of shares is designated as the Sand Hill Portfolio Management Fund series and Fifty Million (50,000,000) shares of Common Stock (par value $.01 per share) are classified and allocated to such series, with an aggregate par value of Five Hundred Thousand Dollars ($500,000).

One series of shares is designated as the CSI Equity Fund series and Fifty Million (50,000,000) shares of Common Stock (par value $.01 per share) are classified and allocated to such series, with an aggregate par value of Five Hundred Thousand Dollars ($500,000);

One series of shares is designated as the CSI Fixed Income Fund series and Fifty Million (50,000,000) shares of Common Stock (par value $.01 per share) are classified and allocated to such series, with an aggregate par value of Five Hundred Thousand Dollars ($500,000);

One series of shares is designated as the Third Millennium Russia Fund series and Fifty Million (50,000,000) shares of Common Stock (par value $.01 per share) are classified and allocated to such series, with an aggregate par value of Five Hundred Thousand Dollars ($500,000);

One series of shares is designated as the New Market Fund series and Fifty Million (50,000,000) shares of Common Stock (par value $.01 per share) are classified and allocated to such series, with an aggregate par value of Five Hundred Thousand Dollars ($500,000);

One series of shares is designated as the GenomicsFund.com series and Fifty Million (50,000,000) shares of Common Stock (par value $.01 per share) were classified and allocated to such series, with an aggregate par value of Five Hundred Thousand Dollars ($500,000); and

One series of shares is designated as the Global e Fund series and Fifty Million (50,000,000) shares of Common Stock (par value $.01 per share) were classified and allocated to such series, and further reclassified those shares as follows:

Twenty-five Million (25,000,000) shares for Class A shares of the series; and Twenty-five Million (25,000,000) shares for Class B shares of the series, with an aggregate par value of Five Hundred Thousand Dollars ($500,000); and One series of shares is designated as the Monument EuroNet Fund series and Fifty Million (50,000,000) shares of Common Stock (par value $.01 per share) were classified and allocated to such series, and further reclassified those shares as follows: Twenty Million (20,000,000) shares for Class A shares of the series; Fifteen Million (15,000,000) shares for Class B shares of the series; and Fifteen Million (15,000,000) shares for Class C shares of the series, with an aggregate par value of Five Hundred Thousand Dollars ($500,000); and

THIRD: The shares of the Global e Fund series shall have such preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, terms and conditions of redemption and other characteristics as are stated in Article FIFTH of the Articles of Incorporation of the Corporation.

FOURTH: With respect to the Global e Fund series, at such times as may be determined by the Board of Directors (or with the authorization of the Board of Directors, the officers of the Corporation) in accordance with the Investment Company Act of 1940, as amended, all other applicable rules and regulations, and as reflected in the registration statement of the Global e Fund, current as of the time such shares are issued, shares of Class B to the extent applicable, may be automatically converted into shares of Class A of capital stock of the Global e Fund based on the relative net asset values of such classes at the time of conversion, subject, however, to any conditions of conversion that may be imposed by the Board of Directors (or with the authorization of the Board of Directors, the officers and the Corporation) and reflected in such current registration statement relating to the Global e Fund.

FIFTH: The aforesaid shares of the Global e Fund series have been duly classified and allocated by the Board of Directors pursuant to the authority and power contained in the charter of the Corporation.

IN WITNESS WHEREOF, The World Funds, Inc., has caused these Articles Supplementary to be signed in its name and on its behalf this ____ day of _________________, 2000.


                              The World Funds, Inc.

                             By:
                                -------------------
                                 John Pasco, III
                                 Chairman and Chief Executive Officer

WITNESS:


-------------------------------
Name:  Darryl S. Peay
Title: Assistant Secretary

THE UNDERSIGNED, Chairman and Chief Executive Officer of The World Funds, Inc., who executed on behalf of said Corporation the foregoing Articles Supplementary of which this certificate is made a part, hereby acknowledges, in the name and on behalf of said Corporation, the foregoing Articles to be the corporate act of said Corporation and further certifies, that, to the best of his knowledge, information and belief, the matters and facts set forth herein with respect to the approval thereof are true in all material respects, under the penalties of perjury.


                        --------------------
                        John Pasco, III
                        Chairman and Chief Executive Officer

Attest:



---------------------
Darryl S. Peay
Assistant Secretary

EX-99.e(1)



                              The World Funds, Inc.

                             DISTRIBUTION AGREEMENT

     DISTRIBUTION AGREEMENT, effective as of June 19, 2000, by and between The World Funds, Inc., a Maryland corporation (the "Fund") for the benefit of its Monument EuroNet Fund series, and First Dominion Capital Corp. a Virginia corporation ("FDCC") and Monument Distributors, Inc. ("MDI"), a Maryland corporation. FDCC and MDI are referred to herein collectively as the "Distributors."

                                   WITNESSETH:

1.   DISTRIBUTION SERVICES

     The Fund hereby engages the Distributors to assist the Fund in the sale and distribution to investors of shares of common stock of the Fund (the "Shares"). In connection therewith, the Distributors shall promote the sale of Shares, act as underwriters of Shares of the Fund, and otherwise assist the Fund in the distribution of Shares directly to investors through dealers or otherwise. For this purpose the Fund agrees to offer shares for sale at all times when, and in such places as, such shares are to be made available for sale and may lawfully be offered for sale and sold. As and when necessary in connection therewith the Distributors may act as principal or agent for the sale of such shares.

2.   SALE OF FUND SHARES

           Such shares are to be sold only on the following terms:

     (a) All subscriptions, offers, or sales shall be subject to acceptance or rejection by the Fund. Any offer or sale shall be conclusively presumed to have been accepted by the Fund if the Fund shall fail to notify the responsible Distributor of the rejection of such offer or sale prior to the computation of the net asset value of the Fund's shares next following receipt by the Fund of notice of such offer or sale.

     (b) No share of the Fund shall be sold for any consideration other than cash or, except in instances otherwise provided for by the Fund's currently effective Prospectus, for any amount less than the public offering price per share, which shall be determined in accordance with the Fund's currently effective Prospectus. No shares may be sold for less than the net asset value thereof.

3.  REGISTRATION  OF SHARES; REGISTRATION OF DISTRIBUTORS

     (a) The Fund agrees to make prompt and reasonable efforts to effect and to keep in effect the registration or qualification of its shares for sale in such jurisdictions as the Fund may designate. The Distributors may serve as dealer of record to assist the Fund in connection with any such registration or qualification.

     (b) Each Distributor represents that it is registered as a broker-dealer under all applicable Federal and State securities laws, and each further represents that it is a member in good standing of the National Association of Securities Dealers (the "NASD"). Each dealer acknowledges that its registration is required for the performance of the duties required hereunder, and that the absence of such registration shall be grounds for the immediate termination of this Agreement, provided, that termination of this Agreement shall not relieve a party of its obligation to pay all amounts properly payable by that party through the time of such termination.

4.  INFORMATION TO BE FURNISHED TO THE DISTRIBUTORS

     The Fund agrees that it will furnish to the Distributors such information with respect to the affairs and accounts of the Fund as the Distributors may from time to time reasonably require, and further agrees that the Distributors, at all reasonable times, shall be permitted to inspect books and records of the Fund relating to the issuance and distribution of Shares, and to verify information contained in the current registration statement of the Fund with respect thereto.

5.   INFORMATION TO BE FURNISHED TO THE FUND

     (a) Each Distributor acknowledges that the Fund has adopted a Plan of Distribution (the "Plan of Distribution") pursuant Rule 12b-1 ("Rule 12b-1") adopted under Investment Company Act of 1940, as amended. Each Distributor agrees to abide by the terms of such Plan of Distribution in marketing and distributing the Shares of the Fund, and to comply with any budget or supervisory procedures required under such Plan.

     (b) Each Distributor agrees that it will provide to the Fund reasonably detailed information concerning the use made of all funds paid to that Distributor by the Fund pursuant to the Fund's Plan of Distribution. MDI agrees to furnish such information to FDCC, and FDCC agrees to assemble such information from MDI both separately and together with comparable information from its own records, and to promptly transmit the same to the Fund. When a Distributor applies Rule 12b-1 payments for payment to an unaffiliated person, it acknowledges its duty under that rule to identify the use made of such funds. When a Distributor applies such funds to make a payment to an affiliated person, it agrees to further identify both the use and further recipient of such funds. Each Distributor hereby acknowledges that it is familiar with the requirements of Rule 12b-1, and will abide by the reporting requirements of that rule. Each Distributor hereby authorizes the Fund to inspect books and records of the Distributor relating to the issuance and distribution of Shares of the Fund and the expenses of promoting and distributing the Shares of the Fund, to verify that the 12b-1 payments of the Fund have been applied in accordance with the Fund's Plan of Distribution and requirements contained in the current registration statement of the Fund with respect thereto.

6. ALLOCATION OF EXPENSES

     During the period of this contract, the Fund shall pay or cause to be paid all expenses, costs, and fees incurred by the Fund which are not assumed by the Distributors or any investment manager, investment advisor, or other service provider to the Fund. Each Distributor shall pay Fund authorized advertising and promotional expenses incurred by that Distributor at its discretion in connection with the distribution of the Fund's shares that are sold subject to the imposition of a sales or other distribution charge, including paying for prospectuses for delivery to prospective shareholders, subject to reimbursement from 12 b-1 plan for authorized expenditures.

7.   COMPENSATION TO THE DISTRIBUTORS

     It is understood and agreed by the parties hereto that each Distributor will receive compensation for the services it performs hereunder in accordance with Schedule A hereto.

8.   LIMITATION OF EACH DISTRIBUTOR'S AUTHORITY

     Each Distributor shall be deemed to be an independent contractor and, except as specifically provided or authorized herein, shall have no authority to act for or represent the Fund. In the performance of its duties hereunder, each Distributor may solicit and enter into selling dealer agreements with other broker-dealers in a form approved by the Fund. Such selling dealer agreements shall provide for the sale of shares of the Fund (or any series of the Fund) on terms consistent with the registration statement of the Fund as then if effect. Unless otherwise provided in a selling dealer agreement, any selling dealer agreement of a Distributor in effect as of the date of this agreement, when approved as to form by the Fund, shall be deemed to continue hereunder upon delivery to the selling dealer of any amendment required to set forth the terms of the offering of the affected Fund shares.

9. SUBSCRIPTION FOR SHARES - REFUND FOR CANCELLED ORDERS

     If a Distributor elects to act as a principal, and not as agent, for a sale of Fund shares, that Distributor agrees that it will subscribe for Shares of the Fund only for the purpose of fulfilling purchase orders already received by it or for the purpose of investment for its own account. Whether acting as principal or agent, in the event that an order for the purchase of shares of the Fund is placed with a Distributor by a customer or dealer and subsequently cancelled, the Distributor shall forthwith cancel the subscription for such shares entered on the books of the Fund, and, if the Distributor has paid the Fund for such shares, shall be entitled to receive from the Fund in refund of such payments the lesser of:

      (a)  the consideration received by the Fund for said shares; or

      (b) the net asset value of such shares at the time of cancellation by the Distributor.

10.  INDEMNIFICATION OF THE FUND

     Each Distributor agrees to indemnify the Fund against any and all litigation and other legal proceedings of any kind or nature and against any liability, judgment, cost, or penalty imposed as a result of such litigation or proceedings in any way arising out of or in connection with the sale or distribution of the shares of the Fund by the Distributor. In the event of the threat or institution of any such litigation or legal proceedings against the Fund, the Distributors shall defend such action on behalf of the Fund at their own expense, and shall pay any such liability, judgment, cost, or penalty resulting therefrom, whether imposed by legal authority on agreed upon by way of compromise and settlement; provided, however, the Distributors shall not be required to pay or reimburse the Fund for any liability, judgment, cost, or penalty incurred as a result of information supplied by, or as the result of the omission to supply information by, the Fund or any director, officer, or employee of the Fund who is not an interested person of the Distributors, unless the information so supplied or omitted was available to the Distributors or the Fund's investment adviser without recourse to the Fund or any such person referred to above.

11.  FREEDOM TO DEAL WITH THIRD PARTIES
     Each Distributor shall be free to render to others services of a nature either similar to or different from those rendered under this contract, except such as may impair its performance of the services and duties to be rendered by it hereunder.

12.  EFFECTIVE DATE, DURATION AND TERMINATION OF AGREEMENT

     The effective date of this Agreement shall be the date first set forth above. Wherever referred to in this Agreement, the vote or approval of the holders of a majority of the outstanding voting securities of the Fund (or of any series of the Fund) shall mean the vote of 67% or more of the securities of the Fund (or of any affected series of the Fund) if the holders of more than 50% of such securities are present in person or by proxy or the vote of more than 50% of the securities of the Fund (or an affected series of the Fund) whichever is the lesser, or as required by applicable law. Unless sooner terminated as hereinafter provided, this Agreement shall continue in effect from year to year but only so long as such continuance is specifically approved at least annually by the Board of Directors of the Fund, including the specific approval of a majority of the directors who are not interested person of the Distributors as defined by the Investment Company Act of 1940, as amended, cast in person at a meeting called for the purpose of voting on such approval, or by the vote of the holders of a majority of the outstanding voting securities of the Fund or an affected series of the Fund. This Agreement may be terminated at any time without the payment of any penalty by the vote of the Board of Directors of the Fund or by the vote of the holders of a majority of the outstanding voting securities of the Fund, or by the Distributors, upon 60 days' written notice to the other party. This Agreement shall automatically terminate in the event of its assignment (as defined by the provisions of the Investment Company Act of 1940, as amended).


13.  AMENDMENTS TO AGREEMENT

     No material amendment to this Agreement shall be effective until approved by the Distributors and by the affirmative vote of a majority of the Board of Directors of the Fund (including a majorityof the directors who are not interested persons of the Distributors or any affiliate of the Distributors).

14.  NOTICES

     Any notice under this Agreement shall be in writing, addressed, delivered, or mailed, postage prepaid, to the other party at such address as such other party may designate in writing for receipt of such notice.

      IN WITNESS WHEREOF, the Fund and the Distributors have caused this Agreement to be executed by their duly authorized officers affixed hereto all as of the day and year first above written.

                        THE WORLD FUNDS, INC.


                         By:___________________________
                                John Pasco, III
                                Chairman

Attested by:    _______________________________


                        FIRST DOMINION CAPITAL CORP.


                         By:___________________________

                                 Darryl Peay
                                 Vice President

Attested by:    _______________________________

                        MONUMENT DISTRIBUTORS, INC.


                         By:___________________________
                                 David A. Kugler
                                 President

Attested by:    _______________________________

                                   SCHEDULE A

      The Fund shall direct its Administrator to pay to the Distributors amounts authorized to be expended for the promotion and distribution of the Shares of the Fund. Such amounts include both compensation for services pursuant to this Distribution Agreement, reimbursement of expenses authorized under this Agreement and the Fund's Plan of Distribution. Such compensation and reimbursement shall be computed separately as to each Distributor. Such compensation or reimbursement shall be paid as and when approved by the Fund.

Each Distributor acknowledges that it has agreed to furnish to the Fund such information as may be required under Rule 12b-1 to support the payment of amounts derived under the Fund's Plan of Distribution, and the Fund is not required to approve any payment that is not supported by records complying with Rule 12b-1.

      With respect to transmission of funds from the sale of Shares by the Distributor the following shall apply:

     (a) With respect to any shares of the Fund sold subject to a sales charge, a Distributor shall be entitled to retain the underwriter's portion of the sales charge for the investment in the Fund's shares, computed as a percentage of the offering price determined in accordance with the Fund's currently effective Prospectus and as otherwise provided in the Fund's registration statement.

     (b) With respect to sales of shares of the Fund sold subject to a sales charge for which the Distributors is the selling dealer, the Distributors shall retain the dealer's sales charge for each investment in the Fund's shares, computed as a percentage of the offering price determined in accordance with the Fund's currently effective Prospectus and as otherwise provided in the Fund's registration statement.

      Subject to the repayment to FDCC of advances for Fund launch expenses, compensation to the Distributors payable from asset-based sales charges shall be paid through the Administrator to each Distributor as collected from the Fund for that purpose in proportion to the respective sales made through the Distributors. With respect to any amounts withheld from the proceeds of a redemption, such as a contingent deferred sales charge, the Fund agrees that it will also cause the payment to the appropriate Distributor of such amounts.

      With respect to amounts to be paid to a Distributor by the Fund, the Fund agrees to accept and honor any instruction that it may receive with respect to the assignment of any payments called for hereunder as security for any loan or advance obtained by the instructing Distributor.

                                                                      EX-99.e(2)



                              The World Funds, Inc.

                             DISTRIBUTION AGREEMENT

     DISTRIBUTION AGREEMENT, effective as of _______, 2000, by and between The World Funds, Inc., a Maryland corporation (the "Fund") for the benefit of its Global e Fund series, and First Dominion Capital Corp. a Virginia corporation ("FDCC") and International Assets Advisory Corp. a Florida corporation ("IAAC"). FDCC and IAAC are referred to herein individually as a "Distributor"; collectively, as the "Distributors."

                                   WITNESSETH:

      1.   DISTRIBUTION SERVICES

                The Fund hereby engages the Distributors to assist the Fund in the sale and distribution to investors of shares of common stock of the Fund (the "Shares"). In connection therewith, IAAC shall promote the sale of Class A Shares, act as underwriter of Class A Shares of the Fund, and otherwise assist the Fund in the distribution of Class A Shares directly to investors through dealers or otherwise. FDCC shall promote the sale of Class B Shares, act as underwriter of Class B Shares of the Fund, and otherwise assist the Fund in the distribution of Class B Shares directly to investors through dealers or otherwise. For this purpose the Fund agrees to offer shares for sale at all times when, and in such places as, such shares are to be made available for sale and may lawfully be offered for sale and sold. As and when necessary in connection therewith the Distributors may act as principal or agent for the sale of such shares.

2.   SALE OF FUND SHARES

     Such shares are to be sold only on the following terms:

     (a) All subscriptions, offers, or sales shall be subject to acceptance or rejection by the Fund. Any offer or sale shall be conclusively presumed to have been accepted by the Fund if the Fund shall fail to notify the responsible Distributor of the rejection of such offer or sale prior to the computation of the net asset value of the Fund's shares next following receipt by the Fund of notice of such offer or sale.

     (b) No share of the Fund shall be sold for any consideration other than cash or, except in instances otherwise provided for by the Fund's currently effective Prospectus, for any amount less than the public offering price per share, which shall be determined in accordance with the Fund's currently effective Prospectus. No shares may be sold for less than the net asset value thereof.

3.   REGISTRATION OF SHARES; REGISTRATION OF DISTRIBUTORS

     (a) The Fund agrees to make prompt and reasonable efforts to effect and to keep in effect the registration or qualification of its shares for sale in such jurisdictions as the Fund may designate. The Distributors may serve as dealer of record to assist the Fund in connection with any such registration or qualification.

     (b) Each Distributor represents that it is registered as a broker-dealer under all applicable Federal and State securities laws, and each further represents that it is a member in good standing of the National Association of Securities Dealers (the "NASD"). Each dealer acknowledges that its registration is required for the performance of the duties required hereunder, and that the absence of such registration shall be grounds for the immediate termination of this Agreement, provided, that termination of this Agreement shall not relieve a party of its obligation to pay all amounts properly payable by that party through the time of such termination.

4.   INFORMATION TO BE FURNISHED TO THE DISTRIBUTORS

     The Fund agrees that it will furnish to the Distributors such information with respect to the affairs and accounts of the Fund as the Distributors may from time to time reasonably require, and further agrees that the Distributors, at all reasonable times, shall be permitted to inspect books and records of the Fund relating to the issuance and distribution of Shares, and to verify information contained in the current registration statement of the Fund with respect thereto.

5.   INFORMATION TO BE FURNISHED TO THE FUND

     (a) Each Distributor acknowledges that the Fund has adopted a Plan of Distribution (the "Plan of Distribution") pursuant Rule 12b-1 ("Rule 12b-1") adopted under Investment Company Act of 1940, as amended. Each Distributor agrees to abide by the terms of such Plan of Distribution in marketing and distributing the Shares of the Fund, and to comply with any budget or supervisory procedures required under such Plan.

     (b) Each Distributor agrees that it will provide to the Fund reasonably detailed information concerning the use made of all funds paid to that Distributor by the Fund pursuant to the Fund's Plan of Distribution. IAAC agrees to furnish such information to FDCC, and FDCC agrees to assemble such information from IAAC both separately and together with comparable information from its own records, and to promptly transmit the same to the Fund. When a Distributor applies Rule 12b-1 payments for payment to an unaffiliated person, it acknowledges its duty under that rule to identify the use made of such funds. When a Distributor applies such funds to make a payment to an affiliated person, it agrees to further identify both the use and further recipient of such funds. Each Distributor hereby acknowledges that it is familiar with the requirements of Rule 12b-1, and will abide by the reporting requirements of that rule. Each Distributor hereby authorizes the Fund to inspect books and records of the Distributor relating to the issuance and distribution of Shares of the Fund and the expenses of promoting and distributing the Shares of the Fund, to verify that the 12b-1 payments of the Fund have been applied in accordance with the Fund's Plan of Distribution and requirements contained in the current registration statement of the Fund with respect thereto.

6. ALLOCATION OF EXPENSES

     During the period of this contract, the Fund shall pay or cause to be paid all expenses, costs, and fees incurred by the Fund which are not assumed by the Distributors or any investment manager, investment adviser, or other service provider to the Fund. Each Distributor shall pay Fund authorized advertising and promotional expenses incurred by that Distributor at its discretion in connection with the distribution of the Fund's shares that are sold subject to the imposition of a sales or other distribution charge, including paying for prospectuses for delivery to prospective shareholders, subject to reimbursement from 12 b-1 plan for authorized expenditures.

7.   COMPENSATION TO THE DISTRIBUTORS
     It is understood and agreed by the parties hereto that each Distributor will receive compensation for the services it performs hereunder in accordance with Schedule A hereto.

8.   LIMITATION OF EACH DISTRIBUTOR'S AUTHORITY

     Each Distributor shall be deemed to be an independent contractor and, except as specifically provided or authorized herein, shall have no authority to act for or represent the Fund. In the performance of its duties hereunder, each Distributor may solicit and enter into selling dealer agreements with other broker-dealers in a form approved by the Fund. Such selling dealer agreements shall provide for the sale of shares of the Fund (or any series of the Fund) on terms consistent with the registration statement of the Fund as then if effect. Unless otherwise provided in a selling dealer agreement, any selling dealer agreement of a Distributor in effect as of the date of this agreement, when approved as to form by the Fund, shall be deemed to continue hereunder upon delivery to the selling dealer of any amendment required to set forth the terms of the offering of the affected Fund shares.

9.   SUBSCRIPTION FOR SHARES - REFUND FOR CANCELLED ORDERS

     If a Distributor elects to act as a principal, and not as agent, for a sale of Fund shares, that Distributor agrees that it will subscribe for Shares of the Fund only for the purpose of fulfilling purchase orders already received by it or for the purpose of investment for its own account. Whether acting as principal or agent, in the event that an order for the purchase of shares of the Fund is placed with a Distributor by a customer or dealer and subsequently cancelled, the Distributor shall forthwith cancel the subscription for such shares entered on the books of the Fund, and, if the Distributor has paid the Fund for such shares, shall be entitled to receive from the Fund in refund of such payments the lesser of: (a) the consideration received by the Fund for said shares; or (b) the net asset value of such shares at the time of cancellation by the Distributor.

10. INDEMNIFICATION OF THE FUND

     Each Distributor agrees to indemnify the Fund against any and all litigation and other legal proceedings of any kind or nature and against any liability, judgment, cost, or penalty imposed as a result of such litigation or proceedings in any way arising out of or in connection with the sale or distribution of the shares of the Fund by the Distributor. In the event of the threat or institution of any such litigation or legal proceedings against the Fund, the Distributors shall defend such action on behalf of the Fund at their own expense, and shall pay any such liability, judgment, cost, or penalty resulting therefrom, whether imposed by legal authority on agreed upon by way of compromise and settlement; provided, however, the Distributors shall not be required to pay or reimburse the Fund for any liability, judgment, cost, or penalty incurred as a result of information supplied by, or as the result of the omission to supply information by, the Fund or any director, officer, or employee of the Fund who is not an interested person of the Distributors, unless the information so supplied or omitted was available to the Distributors or the Fund's investment adviser without recourse to the Fund or any such person referred to above.

11. FREEDOM TO DEAL WITH THIRD PARTIES

     Each Distributor shall be free to render to others services of a nature either similar to or different from those rendered under this contract, except such as may impair its performance of the services and duties to be rendered by it hereunder.

12.  EFFECTIVE DATE, DURATION AND TERMINATION OF AGREEMENT
     The effective date of this Agreement shall be the date first set forth above. Wherever referred to in this Agreement, the vote or approval of the holders of a majority of the outstanding voting securities of the Fund (or of any series of the Fund) shall mean the vote of 67% or more of the securities of the Fund (or of any affected series of the Fund) if the holders of more than 50% of such securities are present in person or by proxy or the vote of more than 50% of the securities of the Fund (or an affected series of the Fund) whichever is the lesser, or as required by applicable law. Unless sooner terminated as hereinafter provided, this Agreement shall continue in effect from year to year but only so long as such continuance is specifically approved at least annually by the Board of Directors of the Fund, including the specific approval of a majority of the directors who are not interested person of the Distributors as defined by the Investment Company Act of 1940, as amended, cast in person at a meeting called for the purpose of voting on such approval, or by the vote of the holders of a majority of the outstanding voting securities of the Fund or an affected series of the Fund. This Agreement may be terminated at any time without the payment of any penalty by the vote of the Board of Directors of the Fund or by the vote of the holders of a majority of the outstanding voting securities of the Fund, or by the Distributors, upon 60 days' written notice to the other party. This Agreement shall automatically terminate in the event of its assignment (as defined by the provisions of the Investment Company Act of 1940, as amended).

13.  AMENDMENTS TO AGREEMENT

     No material amendment to this Agreement shall be effective until approved by the Distributors and by the affirmative vote of a majority of the Board of Directors of the Fund (including a majority of the directors who are not interested persons of the Distributors or any affiliate of the Distributors).

14. NOTICES

     Any notice under this Agreement shall be in writing, addressed, delivered, or mailed, postage prepaid, to the other party at such address as such other party may designate in writing for receipt of such notice.

      IN WITNESS WHEREOF, the Fund and the Distributors have caused this Agreement to be executed by their duly authorized officers affixed hereto all as of the day and year first above written.

                        THE WORLD FUNDS, INC.


                         By:___________________________
                                John Pasco, III
                                Chairman

Attested by:    _______________________________


                        FIRST DOMINION CAPITAL CORP.


                         By:___________________________
                                 Darryl Peay
                                 Vice President

Attested by:    _______________________________

                        INTERNATIONAL ASSETS ADVISORS CORP.


                         By:___________________________
                                 Todd A. Boren
                                 Vice President

Attested by:    _______________________________

                                   SCHEDULE A

      The Fund shall direct its Administrator to pay to the Distributors amounts authorized to be expended for the promotion and distribution of the Shares of the Fund. Such amounts include both compensation for services pursuant to this Distribution Agreement, reimbursement of expenses authorized under this Agreement and the Fund's Plan of Distribution. Such compensation and reimbursement shall be computed separately as to each Distributor. Such compensation or reimbursement shall be paid as and when approved by the Fund.

     Each Distributor acknowledges that it has agreed to furnish to the Fund such information as may be required under Rule 12b-1 to support the payment of amounts derived under the Fund's Plan of Distribution, and the Fund is not required to approve any payment that is not supported by records complying with Rule 12b-1.

      With respect to transmission of funds from the sale of Shares by the Distributor the following shall apply:

          (a) With respect to any shares of the Fund sold subject to a sales charge, the Distributor of such shares shall be entitled to retain the underwriter's portion of the sales charge on each investment in Fund's shares, computed as a percentage of the offering price determined in accordance with the Fund's currently effective Prospectus and as otherwise provided in the Fund's registration statement.

          (b) With respect to sales of shares of the Fund sold subject to a sales charge for which the Distributor is the selling dealer, the Distributor shall be entitled to retain both the underwriter's portion of the sales charge and the dealer's sales charge for each investment in the Fund's shares, computed as a percentage of the offering price determined in accordance with the Fund's currently effective Prospectus and as otherwise provided in the Fund's registration statement. With respect to any amounts withheld from the proceeds of a redemption, such as a contingent deferred sales charge, the Fund agrees that it will also cause the payment to the appropriate Distributor of such amounts.

          (c) With respect to any sales of shares of the Fund sold pursuant to arrangements authorizing the selling dealer to withhold any amounts from the proceeds of a sale, the underwriter of such shares shall cause to be paid to the fund the full amount of the purchase price of such shares, and shall then be entitled to receive from the Fund any asset-based sales charge or contingent deferred sales charge assessable on such shares, which amount the fund agrees that it will cause to be paid to the appropriate Distributor of such shares any amouns withheld from the proceeds of a redemption, such as a contingent deferred sales charge, the Fund agrees that it will also cause the payment to the appropriate Distributor of such amounts.



      With respect to amounts to be paid to a Distributor by the Fund, the Fund agrees to accept and honor any instruction that it may receive with respect to the assignment of any payments called for hereunder as security for any loan or advance obtained by the instructing Distributor.

                                                                      EX-99.g(1)

                                 APPENDIX "C"
                                       TO

                               CUSTODIAN AGREEMENT

                                     BETWEEN

            THE WORLD FUNDS, INC and BROWN BROTHERS HARRIMAN & CO.
                            Dated as of June 1, 2000

The following is a list of Funds for which the Custodian shall serve under a Custodian Agreement dated as of October 28, 1998 (the "Agreement"):

                                 CSI EQUITY FUND

                              CSI FIXED INCOME FUND

                                GENOMICSFUND.COM

                                  GLOBAL E-FUND

                              MONUMENT EURONET FUND

                        SAND HILL PORTFOLIO MANAGER FUND

                               THE NEW MARKET FUND

                           THIRD MILLENIUM RUSSIA FUND

IN WITNESS WHEREOF, each of the parties hereto has caused this Appendix to be executed in its name and on the behalf of each such Fund.

THE WORLD FUNDS, INC                BROWN BROTEHRS HARRIMAN &CO.


/s/Darryl S. Peay                         /s/ W. Casey Gildea
-----------------                         -------------------
Name:  Darryl S. Peay                     Name:  W. Casey Gildea
Title:  Assistant Secretary               Title:  Senior Vice President

     IN THE FOLLOWING COUNTRIES THE LIABILITY OF THE CUSTODIAN UNDER THE ATTACHED CUSTODIAN AGREEMENT SHALL BE SUBJECT TO THE ADDITIONAL CONDITION THAT THE CUSTODIAN ACTUALLY RECOVERS FROM THE SUBCUSTODIAN IN THE RELEVANT MARKET. 1

                                   COSTA RICA

                                     CYPRUS

                                     ESTONIA

                                      GHANA

                                     JAMAICA

                                     LATVIA

                                    LITHUANIA

                                TRINIDAD & TOBAGO

                                                                      EX-99.g(2)
                                    ADDENDUM

                                       TO

                 FOREIGN CUSTODY MANAGER DELEGATION AGREEMENT
                                     BETWEEN

            THE WORLS FUNDS, INC and BROWN BROTHERS HARRIMAN & CO.
                            Dated as of June 1, 2000

The following is a list of Funds for which the Custodian shall serve as Delegate under a Delegation Agreement dated as of June 26, 1998 (the "Agreement"):

                                 CSI EQUITY FUND

                              CSI FIXED INCOME FUND

                                GENOMICSFUND.COM

                                  GLOBAL E-FUND

                              MONUMENT EURONET FUND

                        SAND HILL PORTFOLIO MANAGER FUND

                               THE NEW MARKET FUND

                           THIRD MILLENIUM RUSSIA FUND

IN WITNESS WHEREOF, each of the parties hereto has caused this Appendix to be executed in its name and on the behalf of each such Fund.

THE WORLD FUNDS, INC                BROWN BROTEHRS HARRIMAN &CO.


/s/ Darryl S. Peay                             /s/ W. Casey Gildea
------------------                             -------------------
Name: Darryl S. Peay                           Name:  W. Casey Gildea
Title:     Assistant Secretary                 Title:  Senior Vice President

                                   SCHEDULE 1

                           TO THE WORLD FUNDS, INC.
                              DELEGATION AGREEMENT

                               AS OF June 26, 1998

                                    ARGENTINA

                                    AUSTRALIA

                                     AUSTRIA

                                     BELGIUM

                                     BRAZIL

                                     CANADA

                                      CHILE

                                      CHINA

                                 CZECH REPUBLIC

                                     DENMARK

                                      EGYPT

                                     FINLAND

                                     FRANCE

                                     GERMANY

                                     GREECE

                                    HONG KONG

                                     HUNGARY

                                      INDIA

                                    INDONESIA

                                     IRELAND

                                      ITALY

                                      JAPAN

                                      KOREA

                                   LUXEMBOURG

                                     MEXICO

                                   NETHERLANDS

                                   NEW ZEALAND

                                     NORWAY

                                   PHILIPPINES

                                     POLAND

                                    PORTUGAL

                                     RUSSIA

                                    SINGAPORE

                                      SPAIN

                                     SWEDEN

                                   SWITZERLAND

                                     TAIWAN

                                    THAILAND

                                     TURKEY

                                 UNITED KINGDOM

                                                                      EX-99.h(1)


                       TRANSFER AGENCY SERVICES AGREEMENT

     THIS AGREEMENT is made as of June 20, 2000 by and between PFPC INC., a Massachusetts corporation ("PFPC") and THE WORLD FUNDS, INC., a Maryland corporation (the "Fund").

                              W I T N E S S E T H:

     WHEREAS, the Fund is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"); and

      WHEREAS, the Fund wishes to retain PFPC to serve as transfer agent, registrar, dividend disbursing agent and shareholder servicing agent with respect to the Fund's investment portfolios listed on Exhibit A attached hereto and made a part hereof, as such Exhibit A may be amended from time to time (each a "Portfolio"), and PFPC wishes to furnish such services.

      NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

1.         Definitions.  As Used in this Agreement:
           ---------------------------------------
      (a)  "1933 Act" means the Securities Act of 1933, as amended.

      (b)  "1934 Act" means the Securities Exchange Act of 1934, as amended.

      (c)  "Authorized  Person" means any person authorized by the Fund to give

           Oral Instructions and Written Instructions  hereunder.  An Authorized

           Person's  scope of  authority  may be limited  by setting  forth such limitation in a written document signed by the parties hereto.

      (d)  "CEA" means the Commodities Exchange Act, as amended.

      (e)  "Change of  Control"  means a change in  ownership  or  control  (not

           including   transactions  between  wholly-owned  direct  or  indirect

           subsidiaries  of a common  parent)  of 25% or more of the  beneficial ownership  of the  shares  of common  stock or  shares of  beneficial interest of an entity or its parents(s),  or as otherwise  defined in the 1940 Act.

      (f)  "Oral  Instructions" mean oral instructions  received by PFPC from an

           Authorized Person or from a person reasonably  believed by PFPC to be an Authorized  Person.  Instructions  received by PFPC via electronic mail will be considered Oral Instructions.

      (g)  "SEC"  means the Securities and Exchange Commission.

      (h)  "Securities  Laws"  mean the 1933 Act,  the 1934 Act,  the 1940 Act,

           the CEA and all regulations under those laws.

      (i)  "Shares"  mean the shares of  beneficial  interest  of any series or class of the Fund.

      (j)  "Written  Instructions"  mean (i) written  instructions  signed by an

           Authorized  Person and  received  by PFPC or (ii) trade instructions transmitted  (and  received  by  PFPC)  by  means  of  an electronic transaction reporting system access to which requires use of a password or other  authorized  identifier.  The  instructions  may be delivered by hand, mail, tested telegram,  cable,  telex or facsimile sending device.

2. Appointment. The Fund hereby appoints PFPC to serve as transfer agent, registrar, dividend disbursing agent and shareholder servicing agent for the Portfolio in accordance with the terms set forth in this Agreement. PFPC accepts such appointment and agrees to furnish such services.

3. Delivery of Documents. The Fund has provided or, where applicable, will provide PFPC with the following:

      (a)  A copy of the Fund's most recent effective registration statement;

      (b)  A copy of the advisory  agreement  with  respect to each investment

           Portfolio of the Fund;

      (c)  A copy of the  distribution/underwriting  agreement  with respect to each class of Shares of the Fund;

      (d)  A copy of each Portfolio's  administration agreements if PFPC is not providing the Portfolio with such services;

      (e)  Copies of any distribution  and/or  shareholder  servicing plans and agreements made in respect of the Fund or a Portfolio;

      (f)  A copy of the Fund's  organizational  documents as they relate to the

           Portfolio,  as filed  with the state in which the Fund is organized;

           and

      (g)  Copies (certified or authenticated  where applicable) of any and all amendments or supplements to the foregoing.

4.    Compliance with Rules and Regulations.  PFPC undertakes to comply with all applicable  requirements  of the Securities  Laws and any laws,  rules and regulations of governmental  authorities having  jurisdiction with respect to the duties to be performed by PFPC  hereunder.  Except as specifically set forth herein,  PFPC assumes no  responsibility  for such compliance by the Fund or any other entity.

5.    Instructions.

      (a)  Unless otherwise provided in this Agreement, PFPC shall act only upon

           Oral Instructions or Written Instructions.

      (b)  PFPC shall be entitled to rely upon any Oral  Instruction  or Written

           Instruction  it receives from an Authorized  Person (or from a person reasonably  believed by PFPC to be an Authorized  Person) pursuant to this Agreement.  PFPC may assume that any Oral Instruction or Written

           Instruction  received  hereunder is not in any way inconsistent with the  provisions of  organizational  documents or this Agreement or of any vote,  resolution  or proceeding of the Fund's Board of Directors or of the Fund's shareholders, unless and until PFPC receives Written

           Instructions to the contrary.

      (c)  The Fund agrees to forward to PFPC  Written  Instructions confirming

           Oral  Instructions so that PFPC receives the Written  Instructions by the close of business on the same day that such Oral Instructions are received.  The fact that such confirming Written Instructions are not received by PFPC or differ from the Oral Instructions shall in no way invalidate the  transactions or  enforceability  of the transactions authorized by the Oral  Instructions  or PFPC's  ability to rely upon

           such  Oral   Instructions.   Where  Oral   Instructions   or Written
           Instructions   reasonably  appear  to  have  been  received  from an

           Authorized Person, PFPC shall incur no liability for acting upon such

           Oral  Instructions  or  Written  Instructions  provided  that PFPC's actions comply with the other provisions of this Agreement.

6.    Right to Receive Advice.

      (a)  Advice of the Fund. If PFPC is in doubt as to any action it should or should not take,  PFPC may request  directions  or advice, including

           Oral Instructions or Written Instructions, from the Fund.

      (b)  Advice of  Counsel.  If PFPC shall be in doubt as to any  question of law  pertaining to any action it should or should not take,  PFPC may request that the Fund seek guidance from its counsel. Alternatively,

           PFPC at its own expense,  may request  advice from counsel of its own choosing  (who may be counsel for the Fund or PFPC,  at the option of

           PFPC).

      (c)  Conflicting  Advice. In the event of a conflict between directions or advice or Oral  Instructions  or Written  Instructions  PFPC receives from the Fund,  and the advice it receives from its own counsel, the parties will address the issue together and agree on the appropriate course of action  with the  assistance  of counsel  and/or the Fund's independent public accountants; provided, that if the parties are not able to agree on a course of  action,  PFPC may  inform  the Fund and rely upon and follow the advice of its own counsel.

      (d)  Protection of PFPC. PFPC shall be protected in any action it takes or does  not  take  in  reliance  upon  directions  or  advice  or Oral

           Instructions  or Written  Instructions  it receives  from the Fund or from  counsel  and  which  PFPC  believes,  in good  faith  based on standards  considered  reasonable in the  industry,  to be consistent with  those  directions  or advice or Oral  Instructions  or Written

           Instructions.  Nothing in this  section  shall be  construed so as to impose an obligation  upon PFPC (i) to seek such directions or advice or  Oral  Instructions  or  Written  Instructions,  or (ii) to act in

           accordance  with such  directions or advice or Oral  Instructions or

           Written  Instructions  unless, under the terms of other provisions of this Agreement,  the same is a condition of PFPC's properly taking or not taking such action.

7.    Records;  Visits.  The books and records  pertaining  to the Fund, which are in the  possession  or  under  the  control  of  PFPC,  shall  be the property  of the Fund.  Such  books and  records  shall be  prepared and maintained  as required by the 1940 Act and other  applicable securities laws, rules and regulations.  The Fund and Authorized  Persons shall have access  to such  books and  records  at all times  during  PFPC's normal business  hours.  Upon the  request of the Fund,  such books and records shall  be  provided  by PFPC  to the  Fund  or to an  Authorized Person,

      provided that the Fund shall pay the  reasonable  costs to make copies of such books and records.

8.    Confidentiality.  Each party  shall  keep  confidential  any information relating  to the other  party's  business  ("Confidential Information").

      Confidential  Information  shall include (a) any data or information that is  competitively  sensitive  material,  and not  generally  known to the public,  including,  but not limited to, information about product plans,

      marketing  strategies,   finances,  operations,  customer relationships,

      customer profiles,  customer lists, sales estimates,  business plans, and internal  performance  results  relating  to the past,  present or future business  activities of the Fund or PFPC, their  respective subsidiaries and affiliated companies and the customers,  clients and suppliers of any of them; (b) any scientific or technical  information,  design, process,

      procedure,  formula,  or improvement  that is  commercially  valuable and secret in the sense that its  confidentiality  affords the Fund or PFPC a competitive  advantage  over its  competitors;  (c) all  confidential or

      proprietary  concepts,  documentation,   reports,  data, specifications,

      computer  software,  source code,  object code,  flow charts databases,

      inventions,  know-how,  and trade  secrets,  whether or not patentable or

      copyrightable;    and   (d)   anything    designated   as confidential.

      Notwithstanding  the foregoing,  information shall not be subject to  such confidentiality  obligations if it: (a) is already known to the receiving party at the time it is  obtained;  (b) is or becomes  publicly  known or available  through  no  wrongful  act  of  the  receiving  party;  (c) is rightfully  received from a third party who, to the best of the receiving party's  knowledge,  is not  under  a  duty  of  confidentiality;  (d) is released by the  protected  party to a third party  without restriction;

      (e) is required to be  disclosed  by the  receiving  party  pursuant to a requirement  of a  court  order,  subpoena,  governmental  or regulatory agency or law provided the  receiving  party will provide the party whose information is being  disclosed  written notice of such  requirement,  to the extent such notice is  permitted);  (f) is relevant to the defense of any claim or cause of action  asserted  against the receiving  party; or

      (g) has been or is  independently  developed or obtained by the receiving party.

9.    Cooperation  with  Accountants.  PFPC  shall  cooperate  with  the Fund's independent  public  accountants and shall take all reasonable  actions in the performance of its obligations under this Agreement to ensure that the necessary  information  is  made  available  to such  accountants  for the expression of their  opinion,  as required by the Fund or (upon request by the Fund) the Securities Laws.

10.   PFPC System.  To the extent PFPC had a prior legal right to such property,

      PFPC  shall  retain  title to and  ownership  of any and all  data bases,

      computer  programs,  screen formats,  report formats,  interactive design techniques,  derivative  works,  inventions,  discoveries,  patentable or copyrightable matters, concepts,  expertise,  patents,  copyrights, trade secrets,  and other  related  legal rights  utilized by PFPC in connection with the services provided by PFPC hereunder.

11.   Disaster  Recovery.  PFPC shall  enter into and shall  maintain in effect with  appropriate  parties  one  or  more  agreements  making reasonable provisions for emergency use of electronic data  processing  equipment to

      the  extent  appropriate   equipment  is  available.   In  the  event of

      equipment  failures,  PFPC shall,  at no additional  expense to the Fund,

      take  reasonable  steps to  minimize  service  interruptions.  PFPC shall

      have  no  liability   with  respect  to  the  loss  of  data  or service

      interruptions  caused  by  equipment  failure,   provided  such  loss or

      interruption is not caused by PFPC's own willful misfeasance,  bad faith,

      negligence or reckless  disregard of its duties or obligations under this

      Agreement.

12.   Compensation.  As  compensation  for services  rendered by PFPC during the term of this Agreement,  the Fund will pay to PFPC a fee or fees as may be agreed to from  time to time in  writing  by the Fund and  PFPC.  The Fund acknowledges  that  PFPC may  receive  float  benefits  and/or investment earnings in  connection  with  maintaining  certain  accounts  required to provide services under this Agreement.

13.   Indemnification.  The Fund agrees to  indemnify  and hold  harmless PFPC and its  affiliates  from  all  taxes,  charges,  expenses, assessments,

      claims and liabilities  (including,  without limitation,  attorneys' fees and disbursements  and liabilities  arising under the Securities Laws and any state and foreign  securities and blue sky laws) arising  directly or indirectly  from  any  act  or  omission  to  act  which  PFPC  takes in connection  with the provision of services  hereunder.  Neither PFPC, nor any of its  affiliates,  shall be  indemnified  against any liability (or any  expenses  incident  to  such  liability)  caused  by  PFPC's  or its affiliates' own willful  misfeasance,  bad faith,  negligence or reckless disregard of its duties and obligations  under this  Agreement, provided that in the absence of a finding by a court of competent  jurisdiction to

      the  contrary  the  acceptance,   processing  and/or   negotiation  of a

      fraudulent  payment for the  purchase of Shares  shall be presumed not to

      have  been  the  result  of  PFPC's  or  its   affiliates   own willful

      misfeasance,  bad faith,  negligence or reckless disregard of such duties and obligations.


14.   Responsibility of PFPC.

      (a)  PFPC  shall be under no duty to take any action  hereunder  except as specifically set forth herein or as may be specifically  agreed to by

           PFPC  and the  Fund in a  written  amendment  hereto.  PFPC  shall be obligated to exercise  care and diligence in the  performance  of its duties  hereunder  and to act in good  faith in  performing services provided for under this Agreement.  PFPC shall be liable only for any damages  arising out of PFPC's  failure to perform  its duties under this Agreement to the extent such damages arise out of PFPC's willful misfeasance,  bad faith,  negligence  or reckless  disregard  of such duties.

      (b)  Without  limiting  the  generality  of the  foregoing or of any other provision of this Agreement,  (i) PFPC shall not be liable for losses beyond its control,  including without limitation (subject to Section

           11),  delays  or  errors  or loss  of data  occurring  by  reason of circumstances beyond PFPC's control,  provided that PFPC has acted in accordance  with the standard set forth in Section  14(a) above; and

           (ii) PFPC shall not be under any duty or  obligation  to inquire into and shall not be liable for the validity or  invalidity  or authority or lack  thereof  of any Oral  Instruction  or  Written Instruction,

           notice  or  other   instrument   which  conforms  to  the applicable

           requirements of this Agreement, and which PFPC reasonably believes to be genuine.

          (c)   Notwithstanding anything in this Agreement to the contrary,

          neither PFPC  nor its  affiliates  shall  be  liable  for any consequential, special or indirect losses or damages,  whether or not the likelihood of such losses or damages was known by PFPC or its affiliates.  Notwithstanding anything in this Agreement to the contrary,  PFPC's cumulative liability to the Fund for all losses,

          claims,  suits, controversies,  breaches  or  damages  for any cause whatsoever (including  but not  limited to those  arising  out of or related to this Agreement) and regardless of the form of  action  or legal theory shall not exceed $100,000.

     (d)  No  party  may  assert a cause of  action  against  PFPC or any of its affiliates  that  allegedly  occurred more than 12 months  immediately prior to the filing of the suit (or, if  applicable,  commencement  of mediation sessions or arbitration  proceedings) alleging such cause of action;  except,  however,  that this  proscription will not apply (i)

          unless the Fund had knowledge of all of the relevant circumstances and accordingly  knew or should have known of the  existence  of the claim during  that  time  period;  (ii)  if  PFPC  or any of its  affiliates withheld information from the party asserting the claim that would have been deemed material in the decision to file a claim; (iii) if

          PFPC or any of its affiliates  employed delaying tactics that resulted in the passage of the time period during which a claim would have been filed but for the delaying  tactics;  or (iv) if,  during the 12-month period  following  the  action  giving  rise to the  claim,  the party asserting the claim  notifies PFPC or any of its affiliates in writing of its intent to commence a legal action once  sufficient  information has been collected.

      (e) Each party  shall have a duty to mitigate  damages for which another party may become responsible.

15.   Description of Services.

      (a)  Services Provided on an Ongoing Basis, If Applicable.
           ----------------------------------------------------------------

           (i)  Calculate 12b-1 payments;

           (ii) Maintain shareholder registrations;

           (iii)Review new  applications  and correspond  with  shareholders to complete or correct information;

           (iv) Direct payment processing of checks or wires;

           (v)  Prepare  and  certify  stockholder  lists in  conjunction with proxy solicitations;

           (vi) Countersign share certificates;

           (vii)Prepare and mail to shareholders confirmation of activity;

           (viii) Provide  toll-free  lines for  direct  shareholder  use, plus customer liaison staff for on-line inquiry response;

           (ix) Mail duplicate confirmations to broker-dealers of their clients'

                activity, whether executed through the broker-dealer or directly with PFPC;

           (x)  Provide periodic shareholder lists and statistics to the Fund;

           (xi) Provide detailed data for underwriter/broker confirmations;

           (xii)Prepare   periodic   mailing  of  year-end  tax  and statement

                information;

           (xiii)    Notify  on  a  timely   basis  the   investment adviser,

                accounting agent, and custodian of fund activity; and

           (xiv)Perform other participating  broker-dealer  shareholder services as may be agreed upon from time to time.

      (b) Services Provided by PFPC Under Oral Instructions or Written Instructions.

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           (i)  Accept and post daily Share purchases and redemptions;

           (ii) Accept, post and perform shareholder transfers and exchanges;

           (iii)Pay dividends and other distributions;

           (iv) Solicit and tabulate proxies; and

           (v)  Issue and cancel  certificates  (when  requested  in writing by the shareholder).

      (c)  Purchase  of  Shares.  PFPC  shall  issue and credit an account of an investor,  in the manner described in the Fund's prospectus,  once it receives:

           (i)  A purchase order;

           (ii) Proper information to establish a shareholder  account; and

           (iii)Confirmation  of receipt or crediting of funds for such order to the Fund's custodian.

      (d)  Redemption of Shares.  PFPC shall redeem Shares only if that function is  properly  authorized  by  the  certificate  of  incorporation or resolution of the Fund's Board of Directors. Shares shall be redeemed and  payment  therefor  shall be made in  accordance  with the Fund's prospectus,  when the recordholder  tenders Shares in proper form and directs the method of  redemption.  If Shares are  received in proper form,  Shares shall be redeemed before the funds are provided to PFPC from the Fund's custodian (the "Custodian").  If the recordholder has not directed that  redemption  proceeds be wired,  when the Custodian provides PFPC with funds,  the redemption  check shall be sent to and made  payable  to  the  recordholder,  unless:  (i)  the surrendered certificate is drawn to the order of an assignee or holder and transfer  authorization is signed by the recordholder; or

           (ii) transfer  authorizations  are  signed by the  recordholder when

                Shares are held in book-entry form. When a  broker-dealer

                notifies  PFPC of a  redemption  desired by a customer,  and the

               Custodian  provides  PFPC with funds,  PFPC shall prepare and send the redemption check to the  broker-dealer  and made

                payable to the broker-dealer on behalf of its customer.

     (e) Dividends and Distributions. Upon receipt of a resolution of the Fund's

Board of Directors  authorizing  the  declaration  and payment of dividends  and distributions, PFPC shall issue dividends and distributions declared by the Fund in Shares, or, upon shareholder  election,  pay such dividends and distributions in cash, if provided for in the Fund's prospectus.  Such issuance or payment, as well as  payments  upon  redemption  as  described  above,  shall be made  after deduction  and  payment  of the  required  amount  of  funds to be  withheld  in accordance  with any  applicable tax laws or other laws,  rules or  regulations.

PFPC shall mail to the Fund's shareholders such tax forms and other information,

or permissible  substitute notice,  relating to dividends and distributions paid by the Fund as are required to be filed and mailed by  applicable  law,  rule or regulation.  PFPC  shall  prepare,  maintain  and file  with  the IRS and  other appropriate  taxing  authorities  reports  relating  to all  dividends  above  a stipulated amount paid by the Fund to its shareholders as required by tax or other law, rule or regulation.

      (f)  Shareholder Account Services.
           ----------------------------
           (i) PFPC may arrange, in accordance with the prospectus, for issuance of Shares obtained through:

                -    Any pre-authorized check plan; and
                - Direct purchases through broker wire orders, checks and applications.

           (ii) PFPC may arrange, in accordance with the prospectus, for a shareholder's:

                - Exchange of Shares for shares of another fund with which the Fund has exchange privileges;
                - Automatic redemption from an account where that shareholder participates in a automatic redemption plan; and/or
                - Redemption of Shares from an account with a checkwriting privilege.

      (g)  Communications  to Shareholders.  Upon timely Written Instructions,
           -------------------------------
           PFPC shall mail all communications by the Fund to its shareholders, including:

           (i)  Reports to shareholders;

           (ii) Confirmations of purchases and sales of Fund shares;

           (iii)Monthly or quarterly statements;

           (iv) Dividend and distribution notices;

           (v)  Proxy material; and

           (vi) Tax form information.

           In addition, PFPC will receive and tabulate the proxy cards for the meetings of the Fund's shareholders.

      (h) Records. PFPC shall maintain records of the accounts for each shareholder showing the following information:

           (i) Name, address and United States Tax Identification or Social Security number;

           (ii) Number and class of Shares held and number and class of Shares for which certificates, if any, have been issued, including certificate numbers and denominations;

           (iii)Historical information regarding the account of each shareholder, including dividends and distributions paid and the date and price for all transactions on a shareholder's account;

           (iv) Any stop or restraining order placed against a shareholder's account;

           (v) Any correspondence relating to the current maintenance of a shareholder's account;

           (vi) Information with respect to withholdings; and

           (vii)Any information required in order for PFPC to perform any calculations required by this Agreement.

(i) Lost or Stolen Certificates. PFPC shall place a stop notice against any certificate reported to be lost or stolen and comply with all applicable federal regulatory requirements for reporting such loss or alleged misappropriation. A new certificate shall be registered and issued only upon:

           (i) The shareholder's pledge of a lost instrument bond or such other appropriate indemnity bond issued by a surety company approved by PFPC; and

           (ii) Completion of a release and indemnification agreement signed by the shareholder to protect PFPC and its affiliates.

(j)  Shareholder Inspection of Stock Records. Upon a request from any
Fund shareholder to inspect stock records, PFPC will notify the Fund and the Fund will issue instructions granting or denying each such request. Unless PFPC has acted contrary to the Fund's instructions, the Fund agrees to and does hereby release PFPC from any liability for refusal of permission for a particular shareholder to inspect the Fund's stock records.

(k) Withdrawal of Shares and Cancellation of Certificates. Upon receipt of Written Instructions, PFPC shall cancel outstanding certificates surrendered by the Fund to reduce the total amount of outstanding shares by the number of shares surrendered by the Fund.

(l) Lost Shareholders. PFPC shall perform such services as are required in order to comply with Rules 17a-24 and 17Ad-17 of the 1934 Act (the "Lost Shareholder Rules"), including, but not limited to, those set forth below. PFPC may, in its sole discretion, use the services of a third party to perform some of or all such services.

      (i)  documentation of search policies and procedures;
      (ii) execution of required  searches;
      (iii)tracking results and maintaining data sufficient to comply with the Lost Shareholder Rules; and
      (iv) preparation and submission of data required under the Lost Shareholder Rules.

           Except as set forth above, PFPC shall have no responsibility for any escheatment services.

(m)  Print Mail.    In addition to  performing  the  foregoing services, the
Fund hereby engages PFPC as its print/mail service provider with respect to those items identified in the Fee Letter.

(n)  PFPC will provide to the Fund a monthly  summary of net sales
(i.e., purchases less redemptions) for each class of Shares, broken down by state.

16.   Duration  and   Termination.   This   Agreement   shall   continue
until terminated  by the Fund or by PFPC on ninety  (90)  days'  prior written  notice to the other.  In the event the Fund gives notice of termination, all reasonable expenses associated with movement (or duplication) of records and materials and conversion thereof to a successor transfer agent or other service provider, and all trailing expenses incurred by PFPC, will be borne by the Fund. In the event PFPC gives notice of termination (other than for breach of this Agreement by the Fund, in which case the Fund shall pay such reasonable deconversion costs and charges as PFPC may charge), PFPC will absorb its own internal personnel costs related to the deconversion and the other costs and charges related to the deconversion will be payable by the Fund as agreed in good faith between PFPC and the Fund.

     17. Change of Control. Notwithstanding any other provision of this Agreement, in the event of an agreement to enter into a transaction that would result in a Change of Control of the Fund's asset manager, the Fund's ability to terminate the Agreement pursuant to Section 16 will (1) if such agreement is entered into within two years of the date of this Agreement, be suspended from the time of such agreement until one year after the Change of Control (or until termination of such agreement) and (2) if such agreement is entered into more than two years after the date of this Agreement, be suspended from the time of such agreement until six months after the Change of Control (or until termination of such agreement). This Section 17 will not apply where (1) the Fund's Board of Directors terminates the Agreement due to a breach by PFPC of this Agreement which is not remedied by PFPC within thirty (30) days written notice to PFPC of such breach or (2) the Board of Directors of the Fund declines to approve a new agreement with the asset manager that would be in place following the Change of Control.

     18. Notices. Notices shall be addressed (a) if to PFPC, at 400 Bellevue Parkway, Wilmington, Delaware 19809, Attention: President; (b) if to the Fund, at 1500 Forest Avenue, Suite 223, Richmond, VA 23229; or (c) if to none of the foregoing, at such other address as shall have been given by like notice to the sender of any such notice or other communication by the receiving party. If notice is sent by confirming telegram, cable, telex or facsimile sending device, it shall be deemed to have been given immediately. If notice is sent by first-class mail, it shall be deemed to have been given three days after it has been mailed. If notice is sent by messenger, it shall be deemed to have been given on the day it is delivered.

     19. Amendments. This Agreement, or any term thereof, may be changed or waived only by a written amendment, signed by the party against whom enforcement of such change or waiver is sought.

     20. Delegation; Assignment. PFPC may assign its rights and delegate its duties hereunder to any majority-owned direct or indirect subsidiary of PFPC or of The PNC Financial Services Group, Inc., provided that PFPC gives the Fund 30 days prior written notice of such assignment or delegation.

     21.   Counterparts.   This  Agreement  may  be  executed  in  two  or  more
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     22. Further Actions. Each party agrees to perform such further acts and execute such further documents as are necessary to effectuate the purposes hereof.

23. Miscellaneous.

     (a) Entire Agreement. This Agreement, including all exhibits, attachments and appendices, embodies the entire agreement and understanding among the parties and supersedes all prior agreements and understandings relating to the subject matter hereof, provided that the parties may embody in one or more separate documents their agreement, if any, with respect to delegated duties.

     (b) No Changes that Materially Affect Obligations. Notwithstanding anything in this Agreement to the contrary, the Fund agrees not to make any modifications to its registration statement or adopt any policies which would affect materially the obligations or responsibilities of PFPC hereunder without the prior written approval of PFPC, which approval shall not be unreasonably withheld or delayed.

     (c) Captions. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

     (d) Governing Law. This Agreement shall be deemed to be a contract made in Delaware and governed by Delaware law, without regard to principles of conflicts of law.

     (e) Partial Invalidity. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

     (f) Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

     (g) No Representations or Warranties. Except as expressly provided in this Agreement, PFPC hereby disclaims all representations and warranties, express or implied, made to the Fund or any other person, including, without limitation, any warranties regarding quality, suitability, merchantability, fitness for a particular purpose or otherwise (irrespective of any course of dealing, custom or usage of trade), of any services or any goods provided incidental to services provided under this Agreement. PFPC disclaims any warranty of title or non-infringement except as otherwise set forth in this Agreement.

     (h) Facsimile Signatures. The facsimile signature of any party to this Agreement shall constitute the valid and binding execution hereof by such party.

     24.  Internet  Access  Services.   PFPC  shall  provide  to  the  Fund  the
internetaccess services as set forth on Exhibit B attached hereto and made a part hereof, as such Exhibit B may be amended from time to time.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written.

                               PFPC INC.


By:

Title:

                               THE WORLD FUNDS, INC.


By:

Title:

                              EXHIBIT A

      THIS EXHIBIT A, dated as of June 20, 2000, is Exhibit A to that certain Transfer Agency Services Agreement dated as of June 20, 2000, between PFPC Inc., and The World Funds, Inc.

                             PORTFOLIOS

                      The Monument EuroNet Fund

                                    EXHIBIT B

                  Online Internet Access Services

THIS EXHIBIT B, dated as of June 20, 2000, is Exhibit B to the Transfer Agency Services Agreement dated June 20, 2000 (the "Agreement") between The World Funds, Inc. (the "Fund"), and PFPC Inc. ("PFPC"). This Exhibit B shall supersede all previous forms of Exhibit B to the Agreement as of the date hereof.

1. Definitions. Any term not herein defined shall have the meaning given such
   -----------
term in the Agreement.  The following definitions shall apply to this Exhibit
B:

      (a) "Customer Options" means the series of edits and instructions mutually agreed upon by the Fund and PFPC through which the Fund specifies its instructions for Transactions listed on Attachment 1 attached hereto and made a part hereof, as such Attachment 1 may be amended from time to time.

      (b) "Fund Web Site" means the collection of electronic documents, electronic files and pages residing on any computer system(s) maintained on behalf of the Fund, connected to the Internet and accessible by hypertext links through the World Wide Web to and from PFPC's Web Site.

      (c) "Online Internet Access Services" or "Internet Services" means the services identified in Section 2 and any additional services set forth on the Attachment 2 attached hereto and made a part hereof to be provided by PFPC utilizing the Fund Web Site, the Internet and certain software, equipment and systems provided by PFPC, telecommunications carriers and security providers which have been certified by ICSA or a nationally-recognized audit firm (including but not limited to firewalls and encryption), whereby Transactions may be requested in the Fund by accessing the PFPC Web Site via hypertext link from the Fund Web Site.

      (d) "PFPC Web Site" means the collection of electronic documents, electronic files and pages residing on PFPC's computer system(s) (or those elements of the computer system of one or more Internet Service Providers ("ISPs") retained by PFPC and necessary for PFPC's services hereunder), connected to the Internet and accessible by hypertext link from the Funds Web Site through the World Wide Web, where the Transaction data fields and related screens provided by PFPC may be viewed.

      (e) "Phase I Transactions" means responding to requests through the Online Internet Access Service for (i) Fund net asset values; (ii) most recent Fund dividend information; (iii) shareholder account balance information; and (iv) most recent shareholder account transactions.

      (f) "Phase II Transactions" means Phase I Transactions plus those services and transactions listed on PFPC's schedule of Phase II services, as PFPC shall provide to the Fund from time to time (the "Phase II Schedule").

      (g) "Service Commencement Date" means the first date upon which responses to Phase I Transaction requests are available through PFPC's Online Internet Access Service to Shareholders or to other visitors to the Fund Web Site.

      (h) "Shareholder" means the record owner or authorized agent of the record owner of shares of the Fund.

      (i)  "Transaction" means any Phase I Transaction or Phase II
Transaction.

2. PFPC Responsibilities. Subject to the provisions of this Exhibit B, PFPC shall provide or perform, or shall retain other Persons to provide or perform, the following, at PFPC's expense (unless otherwise provided herein):

      (a) provide all computers, telecommunications equipment, encryption technology and other materials and services reasonably necessary to develop and maintain the PFPC Web Site to permit persons to be able to view information about the Fund and to permit Shareholders with appropriate identification and access codes (if required by the Phase II Schedule) to initiate Transactions;

      (b) address and mail, at the Fund's expense, notification and promotional mailings and other communications provided by the Fund to Shareholders regarding the availability of Online Internet Access Services;

      (c) provide e-mail services using at least 40-bit encryption between Shareholders and PFPC's shareholder services representatives for communications only (not to engage in Transactions) with risk disclosure in a form approved by the Fund;

      (d) prepare and process applications for Internet Services from Shareholders determined by the Fund to be eligible for such services and issue logon ID, PIN numbers and welcome letters to such Shareholders according to the policies of the Fund;

      (e) establish (and, as applicable, cooperate with the Fund to implement and maintain) a hypertext link between the PFPC Web Site and the Fund Web Site;

      (f) establish systems to guide, assist and permit Shareholders who access the PFPC Web Site from the Fund Web Site to electronically create and transmit Transaction requests to PFPC;

      (g) deliver to the Fund three (3) copies of the PFPC Online Internet Access Service User Guide, as well as all updates thereto on a timely basis;

      (h) deliver a monthly billing report to the Fund, which shall include a report of Transactions;

      (i) provide a form of encryption as agreed by PFPC and the Fund from time to time that is generally available to the public in the U.S. for standard Internet browsers and establish, monitor and verify firewalls and other security features (commercially reasonable for this type of information and data) and exercise commercially reasonable efforts to attempt to maintain the security and integrity of the PFPC Web Site;

      (k) exercise reasonable efforts to maintain all on-screen disclaimers and copyright, trademark and service mark notifications, if any, provided by the Fund to PFPC in writing from time to time, and all "point and click" features of the PFPC Web Site relating to Shareholder acknowledgment and acceptance of such disclaimers and notifications;

      (l) provide periodic site visitation (hit reports) and other information regarding Shareholder/visitor activity under this Agreement as agreed by PFPC and the Fund from time to time;

      (m) monitor the telephone lines involved in providing the Internet Services and inform the Fund promptly of any malfunctions or service interruptions;

      (n) PFPC shall periodically scan its Internet interfaces and the PFPC Web Site for viruses and promptly remove any such viruses located thereon; and

3.  Fund Responsibilities. Subject to the provisions of this Exhibit B and
    ---------------------
the Agreement, the Fund shall at its expense (unless otherwise provided herein):

      (a)  provide,   or  retain  other  persons  to  provide,   all  computers,
telecommunications equipment, encryption technology and other materials, services, equipment and software reasonably necessary to develop and maintain the Fund Web Site, including the functionality necessary to maintain the hypertext links to the PFPC Web Site;

      (b) provide the Customer Options list to PFPC, in the format requested by PFPC, for Phase I and Phase II Transactions, as the Fund shall authorize, and promptly provide PFPC written notice of changes in Fund policies or procedures requiring changes in the Customer Options;

      (c)  work  with  PFPC  to  develop   Internet   marketing   materials  for
Shareholders and forward a copy of appropriate marketing materials to PFPC;

      (d) revise and update the applicable prospectus(es) and other pertinent materials, such as User Agreements with Shareholders, to include the appropriate consents, notices and disclosures for Internet Services, including disclaimers and information reasonably requested by PFPC;

      (e) maintain all on-screen disclaimers and copyright, trademark and service mark notifications, if any, provided by PFPC to the Fund in writing from time to time, and all "point and click" features of the Fund Web Site relating to acknowledgment and acceptance of such disclaimers and notifications; and

      (f) design and develop the Fund Web Site functionality necessary to facilitate, implement and maintain the hypertext links to the PFPC Web Site and the various Transaction web pages and otherwise make the Fund Web Site available to Shareholders.

4.    Standards of Care for Internet Services.  Notwithstanding anything to
      ---------------------------------------
the contrary contained in the Agreement or this Exhibit B:

      (a) Each of PFPC and the Fund shall exercise care and diligence, act in good faith and use its best efforts, within reasonable limits and shall be liable for any damages arising out of its failure to perform its duties and obligations described in this Exhibit B to the extent such damages arise out of its willful misfeasance, bad faith, negligence or reckless disregard of such duties and obligations.

      (b) Without limiting the generality of the foregoing or any other provisions of this Exhibit B or the Agreement, neither party shall be liable for
(i) losses beyond its control, provided that such party has acted in accordance with the standard of care set forth above, (ii) subject to Section 9 of this Exhibit, delays or failures to perform any of its obligations hereunder or errors or loss of data occurring by reason of circumstances beyond such party's control, including acts of civil or military authority, national emergencies, labor difficulties, fire, flood, catastrophe, acts of God, insurrections, war, riots or failure of the mails, transportation, communication or power supply, functions or malfunctions of the Internet or telecommunications services, firewalls, encryption systems or security devices caused by any of the above, or laws or regulations imposed after the date of this Exhibit.

      (c) Although PFPC shall comply with the standard of care specified above in providing the Internet Services, PFPC shall not be obligated to ensure or verify the accuracy or actual receipt, or the transmission, of any data or information contained in any transmission via the Internet Services or the consummation of any Transaction request not actually received by PFPC. The Fund shall advise Shareholders to promptly notify the Fund or PFPC of any errors or inaccuracies in Shareholder data or information transmitted via the Internet Services.

5.  Additional Fees for Internet Services.     As consideration for the
    -------------------------------------
performance by PFPC of the Internet Services, the Fund will pay the fees set forth in a separate fee letter as agreed between the parties from time to time.

6. Proprietary Rights.

      (a) Each of the parties acknowledges and agrees that it obtains no rights in or to any of the software, hardware, processes, trade secrets, proprietary information or distribution and communication networks of the other under this Exhibit. Any software, interfaces or other programs a party provides to the other hereunder shall be used by such receiving party only during the term of the Agreement and only in accordance with the provisions of this Exhibit B and the Agreement. Any interfaces, other software or other programs developed by one party shall not be used directly or indirectly by or for the other party or any of its affiliates to connect such receiving party or any affiliate to any other person, without the first party's prior written approval, which it may give or withhold in its sole discretion. Except in the normal course of business and in conformity with Federal copyright law or with the other party's consent, neither party nor any of its affiliates shall disclose, use, copy, decompile or reverse engineer any software or other programs provided to such party by the other in connection herewith.

      (b) The Fund Web Site and the PFPC Web Site may contain certain intellectual property, including, but not limited to, rights in copyrighted works, trademarks and trade dress that is the property of the other party. Each party retains all rights in such intellectual property that may reside on the other party's web site, not including any intellectual property provided by or otherwise obtained from such other party. To the extent the intellectual property of one party is cached to expedite communication, such party grants to the other a limited, non-exclusive, non-transferable license to such intellectual property for a period of time no longer than that reasonably necessary for the communication. To the extent that the intellectual property of one party is duplicated within the other party's web site to replicate the "look and feel," trade dress or other aspect of the appearance or functionality of the first site, that party grants to the other a limited, non-exclusive, non-transferable license to such intellectual property for the duration of the Agreement. This license is limited to the intellectual property needed to replicate the appearance of the first site and does not extend to any other intellectual property owned by the owner of the first site. Each party warrants that it has sufficient right, title and interest in and to its web site and its intellectual property to enter into these obligations, and that to its knowledge, the license hereby granted to the other party does not and will not infringe on any U.S. patent, U.S. copyright or other U.S. proprietary right of a third party.

7. Term and Termination.
   --------------------

(a) Upon a party's (the "Breaching Party") breach of any term of this Exhibit the other party (the "Non-Breaching Party") shall provide to the breaching party written notice detailing such breach and shall provide such Breaching Party a period of thirty (30) days from the date of receipt of such notice to remedy or cure such breach.

      (b) In the event of a termination of the Agreement, the parties will have no continuing obligations to one another for Internet Services, except for the payment of fees for services rendered through the date of termination and the obligations and agreements contained in Sections 4 through 9 hereof, which shall survive termination of the Agreement.

8. Representation and Warranty. Neither party shall knowingly insert into any interface, other software, or other program provided by such party to the other hereunder, or accessible on the PFPC Web Site or Fund Web Site, as the case may be, any "back door," "time bomb," "Trojan Horse," "worm," "drop dead device," "virus" or other computer software code or routines or hardware components designed to disable, damage or impair the operation of any system, program or operation hereunder. For failure to comply with this warranty, the non-complying party shall immediately replace all copies of the affected work product, system or software. All costs incurred with replacement including, but not limited to cost of media, shipping, deliveries and installation shall be borne by such party.

9.    Liability Limitations; Indemnification.
--------------------------------------------
     (a) The Internet. Each party acknowledges that the Internet is an unsecured, unstable, unregulated, unorganized and unreliable network, and that the ability of the other party to provide or perform services or duties hereunder is dependent upon the Internet and equipment, software, systems, data and services provided by various telecommunications carriers, equipment manufacturers, firewall providers, encryption system developers and other vendors and third parties. Each party agrees that the other shall not be liable in any respect for the functions or malfunctions of the Internet. Each party agrees the other shall not be liable in any respect for the actions or omissions of any third party wrongdoers (i.e., hackers not employed by such party or its affiliates) or of any third parties involved in the Internet Services and shall not be liable in any respect for the selection of any such third party, unless such party breached the standard of care specified herein with respect to that selection.

     (b) PFPC's Explicit Disclaimer of Certain Warranties. EXCEPT AS PROVIDED IN SECTIONS 2 AND 4, ALL SOFTWARE AND SYSTEMS DESCRIBED IN THIS AGREEMENT ARE PROVIDED "AS-IS" ON AN "AS-AVAILABLE" BASIS, AND PFPC HEREBY SPECIFICALLY DISCLAIMS ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE AND IMPLIED WARRANTIES ARISING FROM COURSE OF DEALING OR COURSE OF PERFORMANCE.

     (c) Cross-Indemnity. Each party hereby indemnifies and agrees to hold the other party, its affiliates, successors, legal representatives and assigns, and its officers, directors, agents, employees and Shareholders harmless from and shall defend them against any and all claims, actions, charges, demands, liabilities, damages, costs or expenses, including but not limited to reasonable attorney's fees and disbursements ("Liabilities") arising in connection with any claims that any Internet Service or work product infringes any proprietary or other rights or any infringement claim against any of such persons based on a party's intellectual property licensed to the other party hereunder (provided the other party has used such intellectual property in conformity herewith), except to the extent such Liabilities result directly from the negligence or knowing or willful misconduct of the other party or its related indemnified parties under this subsection 9(c).

10.  Confidentiality.

     (a) Each of the parties hereby acknowledges that in the course of performing its obligations hereunder, the other may disclose to it certain information and know-how of a technical, financial,
          operational   or  other  sort,   that  is  nonpublic   and   otherwise
          confidential or proprietary to the disclosing party. Confidential information shall include, without limitation, all technology, know-how, processes, software, databases, trade secrets, contracts, proprietary information, all historical and projected financial information, business strategies, operating data and organizational and cost structures, product descriptions, pricing information, received in connection with this Agreement, as well as compilations of Fund data or Shareholder data ("Confidential Information"). Confidential Information shall include such information of any affiliate of PFPC or the Fund. Each party acknowledges that any such proprietary or confidential information disclosed to it is of considerable commercial value and that the disclosing party would likely be economically or otherwise disadvantaged or harmed by the direct or indirect use or further disclosure thereof, except as specifically authorized by the disclosing party. Each party therefore agrees to keep in strict confidence all such information (whether oral, written, via computer disk or electronic media or otherwise) that may from time to time be disclosed to or accessed by it, and agrees not to use such information except as expressly permitted hereby or to disclose such information to any third party (other than directors, officers, employees, affiliates, agents or representatives of either party to the Agreement who have a need to know such information) for any purpose without the prior written consent of the other.

     (b) The following shall not constitute Confidential Information: information (i) independently developed by the receiving party as evidenced by documentation in such party's possession; (ii) lawfully received by the receiving party free of restrictions, from another source having the right to furnish the same; (iii) generally known or available to the public without breach of this Agreement by the receiving party; or (iv) known to the receiving party free of restriction at the time of such disclosure.

     (c) Either party to this Agreement may disclose Confidential Information pursuant to the requirement or request of a governmental agency or pursuant to a court or administrative subpoena, order or other such legal process or requirement of law, or in defense of any claims or causes of action asserted against it; provided, however, that it shall
          (i) first notify the other of such request or requirement, or use in defense, unless such notice is prohibited by statute, rule or court order, (ii) attempt to obtain the other's consent to such disclosure, and (iii) in the event consent is not given, agree to permit a motion to quash, or other similar procedural step, to frustrate the production or publication of information. Nothing herein shall require either party to fail to honor a legal requirement, subpoena, court or administrative order, other legal process or request of a governmental agency on a timely basis. Each of the parties shall cooperate with the other in an effort to limit the nature and scope of any required disclosure of Confidential Information.

     (d) The parties agree that immediately upon termination of this Agreement, without regard to the reason for such termination, the parties shall forthwith return to one another all written materials and computer software which are the property of the other party. The provisions in this Section shall survive termination of this Agreement.

     (e) Each of the parties agrees that the nonbreaching party would not have an adequate remedy at law in the event of the other party's breach or threatened breach of its obligations under Sections 6 or 10 and that the nonbreaching party would suffer irreparable injury and damage as a result of any such breach.

Accordingly, in the event either party breaches or threatens to breach the obligations set forth in Sections 6 or 10, either party may seek a grant of equitable relief against the other party, including the issuance of a temporary restraining order, preliminary injunction or permanent injunction. Each party hereby consents to the granting of equitable relief against it, prohibiting any such breach or threatened breach, by a court of competent jurisdiction, pursuant to a legal finding that such relief is necessary and appropriate under the circumstances. Such relief may be granted without the necessity of proving actual damages or posting any bond or other security therefor. Relief may be granted in addition to any legal or other remedies such party may pursue hereunder or under applicable law. In any proceeding upon a motion for such equitable relief, a party's ability to answer in damages shall not be interposed as a defense to the granting of such equitable relief.

11.  Miscellaneous.

      (a) Independent Contractor. The parties to this Agreement are and shall remain independent contractors, and nothing herein shall be construed to create a partnership or joint venture between them and none of them shall have the power or authority to bind or obligate the other in any manner not expressly set forth herein. Any contributions to the PFPC Web Site by the Fund and any contributions to the Fund Web Site by PFPC shall be works for hire pursuant to
Section 101 of the Copyright Act.

      (b) Conflict with Agreement. In the event of a conflict between specific terms of this Exhibit B and the Agreement, this Exhibit B shall control as to the Internet Services.

THE WORLD FUNDS, INC.

By:_______________________________
Name:
Title:

PFPC INC.

By:_______________________________
Name:
Title:

                           ATTACHMENT 1

Additional Online Internet Access Services/Descriptions/Specifications

THIS ATTACHMENT 1, dated as of June 20, 2000, is Attachment 1 to Exhibit B to a Transfer Agency Services Agreement dated as of June 20, 2000 between the undersigned. This Attachment 1 shall supersede all previous forms of Attachment 1 as of the date hereof.

[List, if any]





THE WORLD FUNDS, INC.


By:_______________________________
Name:
Title:


PFPC INC.



By:_______________________________
Name:
Title:

                                  ATTACHMENT 2

                              Customer Options List

THIS ATTACHMENT 2, dated as of June 20, 2000 is Attachment 2 to Exhibit B to the Transfer Agency Services Agreement dated as of June 20, 2000 between the undersigned. This Attachment 2 shall supersede all previous forms of Attachment 2 as of the date hereof.

      1. A logon I.D. and PIN are required to access PFPC's Online Internet Access Services.

      2. Shareholder's Web Browser and ISP must support Secure Sockets Layer (SSL) encryption technology.

      3.   In  order  to  use   PFPC's   Online   Internet   Access
Services,  Shareholders will need the following:

           a. An Internet service provider (which can be a national provider such as America Online, CompuServe, Prodigy; or local service provider).

           b. At a minimum, an Intel 486 class machine with 16 MB RAM, VGA monitor, and 14.4kbps modem running MS Windows 3.1 3.11,
Windows 95 or Windows NT.

           c. Web Browser software supporting Secure Sockets Layer (Netscape 3.0 and MS Internet Explorer 3.0 provide such support). For best results, a Web Browser capable of supporting Java Script
(such   as  Netscape  Navigator  version  4.0 and higher or MS
Internet  Explorer version 4.0 and higher) is recommended.

     4. In order to use PFPC's Online Internet Access Services, Shareholders will be required to complete a PFPC Online Application, which can be completed over the phone or via U.S. mail.

     5. PFPC will not provide any software for access to the Internet; software must be acquired from a third-party vendor.

     6. Items such as Shareholder name, address, tax identification numbers and bank account numbers will not be displayed by PFPC on the PFPC Web Site

     7. The following type of authentication will be required for Internet Transaction access:

           a. For Fund prices (NAV information) and distribution information no security processing will be required; and

           b. For account balances and account history information - a valid Logon I.D. and PIN are required.



THE WORLD FUNDS, INC.



By:_______________________________
Name:
Title:



PFPC INC.



By:_______________________________
Name:
Title:

                                                                      EX-99.h(3)

         ACCOUNTING SERVICES AGREEMENT

      AGREEMENT dated July 1, 2000 (the "Agreement") between the World Funds, Inc. (the "Fund") a corporation operating as an open-end management investment company, duly organized and existing under the laws of the State of Maryland, and Commonwealth Fund Accounting, Inc. (the "Company") a corporation duly organized and existing under the laws of the State of Virginia.

                          WITNESSETH THAT:


      WHEREAS, the Fund desires to appoint the Company as its Accounting Services Agent to maintain and keep current the books, accounts, records, journals or other records of original entry relating to the business of the Fund as set forth in Section 2 of this Agreement (the "Accounts and Records") and to perform certain other functions in connection with such Accounts and Records; and

      WHEREAS, the Company is willing to perform such functions upon the terms and conditions set forth below; and

      WHEREAS,   the  Fund  will   cause  to  be   provided   certain
      information to the Company as set forth below;

      NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the parties hereto, intending to be legally bound, do hereby agree as follows:

Section 1.  Scope of the Engagement.
            ------------------------

(a) The Fund shall promptly turn over to the Company:

      (i) originals or copies of any Accounts and Records previously maintained by or for it or,

      (ii) if such records have not been previously created or maintained, any data required to establish and bring current such Accounts and Records.

(b) Thereafter, the Fund shall promptly transmit to the Company, and instruct any other agents for the Fund to promptly transmit to the Company, all information required for the maintenance of correct and accurate Accounts and Records for the Fund.

(c) The Fund acknowledges that such Accounts and Records, and information related thereto, are necessary for the Company to perform its functions under this Agreement.

(d) The Fund authorizes the Company to rely on Accounts and Records turned over to it, and information provided to it, by the Fund or its agents. The Fund hereby indemnifies and holds the Company, its successors and assigns harmless of and from any and all expenses, damages, claims, suits, liabilities, actions, demands and losses whatsoever arising out of or in connection with any error, omission, inaccuracy or other deficiency of such Accounts and Records, or such information, or due to the failure of the Fund to provide any portion of such Accounts and Records, or to provide any additional information needed by the Company to knowledgeably perform its functions, within a reasonable time after requested by the Company.

(e) The Company shall make reasonable efforts to isolate and correct any inaccuracies, omissions, discrepancies, or other deficiencies in the Accounts and Records delivered to the Company, to the extent such matters are disclosed to the Company or are discovered by it and are relevant to its performance of its functions under this Agreement. The Fund shall provide the Company with such assistance as it may reasonably request in connection with its efforts to correct such matters.

(f) The Fund agrees to pay Company on a current and ongoing basis for the Company's reasonable time and costs required for the correction of any errors or omissions in the Accounts and Records delivered, or the information provided, to Company by the Fund. Any such payment shall be in addition to the fees and charges payable to the Company under this Agreement as set forth in Schedule A attached hereto (which provides for services normally contemplated to be rendered under this Agreement), provided that approval of the amount of such payments shall be obtained in advance by the Company from the Fund if and when such additional charges would exceed five percent of the usual charges payable for a period under this Agreement.

Section 2. Identification of Services.
           ---------------------------

(a) Upon receipt of the necessary information from the Fund or its agents by Written or Oral Instructions, the Company shall maintain and keep current the following Accounts and Records relating to the business of the Fund, in such form as may be mutually agreed to between the Fund and the Company, and as may be required by the Investment Company Act of 1940 (the "Act"):

      (1)  Cash Receipts Journal
      (2)  Cash Disbursements Journal
      (3)  Dividends Paid and Payable Schedule

      (4)  Purchase and Sales Journals - Portfolio Securities
      (5)  Subscription and Redemption Journals
      (6)  Security Ledgers - Transaction Report and Tax Lot Report

      (7)  Broker Ledger - Commission Report
      (8)  Daily Expense Accruals
      (9)  Daily Interest Accruals
      (10) Daily Trial Balance

      (11) Portfolio Interest Receivable and Income Journal (12) Listing of Portfolio Holdings showing cost, market value and percentage of portfolio comprised of each security.

(b) Unless necessary information to perform the above functions is furnished by Written or Oral Instructions to the Company to enable the daily calculation of the Fund's net asset value at the time set by the Fund pursuant to Rule 22c-1 under the Act, (presently set at the close of trading on the New York Stock Exchange), as provided below in accordance with the time frame identified in Section 7, the Company shall incur no liability, and the Fund shall indemnify and hold harmless the Company from and against any liability arising from any failure to provide complete information or from any discrepancy between the information received by the Company and used in such calculations and any subsequent information received from the Fund or any of its designated Agents.

(c) The scope and quality of the services to be provided under this Agreement are based upon, and specifically incorporate, the assumptions (the "Basic Assumptions") appended to this Agreement as Schedule B. The Fund agrees that material deviations from the Basic Assumptions will be made only by mutual agreement of the Fund and the Company, and deviations from such Basic Assumptions may affect the ability of the Company to provide the services called for under this Agreement.

Section 3. Pricing.
           --------

(a) The Company shall perform ministerial calculations necessary to calculate the Fund's net asset value daily, in accordance with the Fund's current prospectus and utilizing the information described in this Section.

(b) Portfolio investments for which market quotations are available to the Company by use of an automated financial service (a "Pricing Service") shall be valued based on the closing prices of the portfolio investment reported by such Pricing Service except where the Fund has given or caused to be given specific Written or Oral Instructions to utilize a different value. Notwithstanding any information obtained from a Pricing Service, all portfolio securities shall be given such values as the Fund shall direct by Written or Oral Instructions, including all restricted securities and other securities requiring valuation not readily ascertainable solely by the use of such a Pricing Service.

(c) The Company shall have no responsibility or liability for the accuracy of prices quoted by any recognized Pricing Service used by it pursuant to the preceding paragraph; for the accuracy of the information supplied by the Fund; or for any loss, liability, damage, or cost arising out of any inaccuracy of such data, unless the Company is itself negligent with respect thereto. The Company shall have no responsibility or duty to include information or valuations to be provided by the Fund in any computation unless and until it is timely supplied to the Company in usable form. Unless the necessary information to calculate the net asset value daily is furnished by Written or Oral Instructions from the Fund, the Company shall incur no liability, and the Fund shall indemnify and hold harmless the Company from and against any liability arising from any failure to provide complete information or from any discrepancy between the information received by the Company and used in such calculation and any subsequent information received from the Fund or any of its designated agents, provided the Company notifies the Fund promptly of its need for additional information with which to calculate net asset value.

Section 4. Reliance Upon Instructions.
           ---------------------------

(a) For all purposes under this Agreement, the Company is authorized to act upon receipt of the first of any Written or Oral Instructions it receives from the Fund or authorized agents of the Fund. In cases where the first instruction is an Oral Instruction that is not in the form of a document or written record, a confirmatory Written Instruction or Oral Instruction in the form of a document or written record shall be delivered, and in cases where the Company receives an Instruction, whether Written or Oral, to enter a portfolio transaction on the records, the Fund shall cause the Broker-Dealer to send a written confirmation to the Company.

(b) The Company shall be entitled to rely on the first Instruction received by it, and for any act or omission undertaken in compliance therewith shall be free of liability and fully indemnified and held harmless by the Fund, provided however, that in the event a Written or Oral Instruction received by the Company is countermanded by a timely later Written or Oral Instruction received by the Company prior to acting upon such countermanded Instruction, the Company shall act upon such later Written or Oral Instruction. The sole obligation of the Company with respect to any follow-up or confirmatory Written Instruction, Oral Instruction in documentary or written form, or Broker-Dealer written confirmation shall be to make reasonable efforts to detect any such discrepancy between the original Instruction and such confirmation and to report such discrepancy to the Fund. The Fund shall be responsible, at the Fund's expense, for taking any action, including any reprocessing, necessary to correct any discrepancy or error, and to the extent such action requires the Company to act the Fund shall give the Company to act the Fund shall give the Company specific Written Instruction as to the action required.

Section 5. Reconciliation with Fund's Custodian.
           -------------------------------------

      At the end of each month, the Fund shall cause its Custodian Bank to forward to the Company a monthly statement of cash and portfolio transactions, which will be reconciled with the Company's Accounts and Records maintained for the Fund. The Company will report any discrepancies to the Custodian, and shall report any unreconciled items to the Fund.

Section 6. Reports to Fund.
           ----------------

      The Company shall promptly supply daily and periodic reports to the Fund as requested by the Fund and agreed upon by the Company.

Section 7. Information from Fund.
           ----------------------

(a) The Fund, directly or by instructions to its agents (including without limitations its Transfer Agent and its Custodian), shall provide to the Company as of the close of each Business Day (or on such other schedule as the Fund determines is necessary), confirmed by Written or Oral Instructions delivered to the Company by 10:00 a.m. on the next business day) all data and information necessary for the Company to maintain the Fund's Accounts and Records.

(b) The Company may conclusively assume that information it receives by Written or Oral Instructions pursuant to the preceding paragraph is complete and accurate. It is agreed that the information provided by the Fund or its agents shall include reports of share purchases, redemptions or repurchases, and total shares outstanding at the end of each business day after the determination of the net asset value.

Section 8. Ownership of and Access to Fund Records.
           ----------------------------------------

(a) It is agreed that the Accounts and Records maintained by the Company for the Fund are the property of the Fund, and shall be made available to the Fund promptly upon request and shall be for the periods prescribed in Rule 31(a)-2 under the Act.

(b) The Company shall assist the Fund's independent auditors or, upon lawful demand, any authorized regulatory body, in any authorized inspection or review of the Fund's Accounts and Records.

(c) If the Company receives any request or order of a court or regulatory body of competent jurisdiction, seeking access to the books and records of the Fund in the possession of the Company, the Company shall seek to notify the Fund of such request or order to the extent it may lawfully do so. The Company shall not be required to oppose or defend against any such request or order. In connection with any such request or order the Company may consult with counsel (whether its counsel or counsel for the Fund) regarding same, and shall be reimbursed by the Fund for any costs incurred thereby.

(d) The Company shall be reimbursed for all expenses and employee time required to assist with any review of the Fund's Accounts and Records outside of routine and normal periodic reviews and audits. Upon receipt from the Fund, or its agents, of the necessary information, the Company shall supply data to the Fund's accountants to allow them to complete any necessary tax returns, questionnaires, periodic reports to shareholders and such other reports and information requests as the Fund and the Company shall agree upon from time to time.

Section 9. Procedures and Compliance.
           --------------------------

      The Company and the Fund may from time to time adopt such procedures as they agree upon in writing, and the Company may conclusively assume that any procedure approved or directed by the Fund does not conflict with or violate any requirements of its Prospectus, Articles of Incorporation, By-Laws, or any rule or regulation of any regulatory body or governmental agency. The Fund shall be responsible for notifying the Company of any changes in regulations or rules which might necessitate changes in the Company's procedures, and for working out such changes with the Company.

Section 10. Indemnification.
            ----------------

(a) The Company, its directors, officers, employees, shareholders and agents shall not be liable for any error or judgement or mistake of law or for any loss suffered by the Fund in connection with the performance of this Agreement, except losses resulting from willful malfeasance, bad faith, or gross negligence on the part of the Company, or gross neglect by the Company in the performance of its obligations and duties under this Agreement.

(b) Any person, even though also a director, officer, employee, shareholder or agent of the Company, who may be or become an officer, trustee, employee or agent of the Fund, shall be deemed, when rendering services to the Fund or acting on any business of the Fund (other than services or business in connection with the Company's duties hereunder), to be rendering such services to or acting solely for the Fund and not as a director, officer, employee, shareholder or agent of, or one under the control or direction of the Company even though paid by it.

(c) Notwithstanding any other provision of this Agreement, the Fund shall indemnify and hold harmless the Company, its directors, officers, employees, shareholders and agents from and against any and all claims, demands, expenses and liabilities (whether with or without basis in fact or law) of any and every nature which the Company may sustain or incur, or which may be asserted against the Company by any person by reason of, or as a result of: (i) any action taken or omitted to be taken by the Company in good faith hereunder; (ii) in reliance upon any certificate, instrument, order or stock certificate or other document reasonably believed by it to be genuine and to be signed, countersigned or executed by any duly authorized person, upon the Oral instructions or Written Instructions of an authorized person of the Fund or upon the opinion of legal counsel for the Fund or its own counsel; or
      (iii) any action taken or omitted to be taken by the Company in connection with its appointment in good faith in reliance upon any law, fact, regulation or interpretation of the same even though the same may thereafter have been altered, changed, amended or repealed. However, indemnification under this subparagraph shall not apply to actions or omissions of the Company or its directors, officers, employees, shareholders or agents in cases of its or their own negligence, willful misconduct, bad faith, or reckless disregard of its or their own duties hereunder.

(d)   The Company  shall give  written  notice to the Fund within ten
      (10) business days of receipt by the Company of a written assertion or claim of any threatened or pending legal proceeding which may be subject to this indemnification.
      However, the failure to notify the Fund of such written assertion or claim shall not operate in any manner whatsoever to relieve the Fund of any liability arising from this Section or otherwise.

(e) In connection with any legal proceeding giving rise to a request for indemnification by the Company pursuant to this provision, the Fund shall be entitled to defend or prosecute any claim in the name of the Company at its own expense and through counsel of its own choosing if it gives written notice to the Company within ten (10) business days of receiving notice of such claim. Notwithstanding the foregoing, the Company may participate in the litigation at its own expense through counsel of its choosing. If the Fund does choose to defend or prosecute such claim, then the parties shall cooperate in the defense or prosecution thereof and shall furnish such records and other information as are reasonably necessary for such purpose.

(f) The Fund shall not settle any claim without the Company's express written consent, which consent shall not be unreasonably withheld. The Company shall not settle any claim without the Fund's express written consent, which consent shall not be unreasonably withheld.

Section 11. Foreign currencies.
            -------------------

      All financial data provided to, processed by, and reported by the Company under this Agreement shall be stated in United States dollars or currency. The Company shall have no obligation to convert to, equate, or deal in foreign currencies or values, and expressly assumes no liability for any currency conversion or equation computations relating to the affairs of the Fund.

Section 12. Compensation of the Company.
            ----------------------------

      The Fund agrees to pay the Company compensation for its services and to reimburse it for expenses, as set forth in Schedule A attached hereto, or as shall be set forth in amendments to such Schedule approved by the Fund and Company from time to time. The Fund hereby instructs its Custodian Bank to debit the Fund's custody account for invoices which are rendered by the Company for the services performed for the Accounting agent function and to make payment on such invoices in accordance with normal practices. Invoices for services supplied or costs incurred by the Company will be sent to the Fund on or about the first business day of each month, and payment thereon shall be made within ten (10) days thereafter. The Fund agrees that the compensation payable hereunder is predicated on the Basic Assumptions, and agrees that any incremental work required to be provided by the Company due to deviation from the Basic Assumptions by the Fund or its agents shall be payable to, or on behalf of, the Company by the Fund.

Section 13. Holidays.

      Nothing contained in this Agreement is intended to or shall require the Company, in any capacity hereunder, to perform any functions or duties on any holiday, day of special observance or any other day on which the Custodian or the New York Stock Exchange is closed. Functions or duties normally scheduled to be performed on such days shall be performed, and as of, the next succeeding business day on which both the New York Stock Exchange and the Custodian are open. Not withstanding the foregoing, the Company shall compute the net asset value of the Fund on each day required pursuant to Rule 22c-1 promulgated under the Act.

Section 14. Counterparts.

      This Agreement may be executed in two or more counterparts, each of which, when so executed shall be deemed to be an original, but such counterparts shall together constitute but one and the same instrument.

Section 15.Definitions.

      For purposes of this Agreement, the terms Oral Instructions and Written Instructions shall mean:

(a)   Oral  Instructions:  The term Oral  Instructions  shall mean an
      -------------------
      authorization, instruction, approval, item or set of data, or information of any kind transmitted to the Company in person or by telephone, telegram, telecopy or other mechanical or documentary means lacking an original signature, by a person or persons believed in good faith by the Company to be a person or persons authorized by a resolution of the Board of Directors of the Fund, to give Oral Instructions on behalf of the Fund.

(b)   Written  Instructions:  The term Written Instruction shall mean
      ----------------------
      an authorization, instruction, approval, item or set of data or information of any kind transmitted to the Company bearing an original signature of an authorized person, or a copy of such document transmitted by telecopy including transmission of such a signature believed in good faith by the Company to be the signature of a person authorized by a resolution of the Board of Directors of the Fund to given Written Instructions on behalf of the Fund.

(c) The Fund shall file with the Company a certified copy of each resolution of its Board of Directors authorizing execution of Written Instructions or the transmittal of Oral Instructions as provided above.

Section 16.Termination.

(a)   Either  Party  hereto  may give  written  notice to the other  party  (the
      "Termination Notice") of the termination of this Agreement. Such Termination Notice shall state a date upon which the termination is effective (the "Termination Date"), which shall be not less than sixty
      (60) days after the date of the giving of the notice unless otherwise agreed by the parties hereto in writing.

(b) Prior to the Termination Date, the Company shall provide to the Fund an estimate of any anticipated fees, charges or expenses additional to the normal fees, charges and expenses which would be payable under this Agreement for the period from that time until the Termination Date, and the Company may require a deposit on account of such estimate to be paid by the Fund.

(c) Upon the Termination Date, subject to payment to the Company by the Fund of all amounts due to the Company as of said date, the Company shall make available to the Fund or its designated recordkeeping successor, all of the records of the Fund maintained under this Agreement which are then in the Company's possession.

Section 17.Notice.

      Any notice or other communication required by or permitted to be given in connection with this Agreement shall be in writing, and shall be delivered in person or sent by first class mail, postage prepaid to the respective parties as follows:

If to the Fund:

World Funds, Inc.
1500 Forest Ave, #223
Richmond, VA
Attn: Darryl Peay

If to the Company:

Commonwealth Fund Accounting, Inc.
1500 Forest Avenue, Suite 111
Richmond, Virginia   23229
Attention: W. R. Carmichael, Jr.

Section 18. Amendments to be in Writing.
            ----------------------------

      This Agreement may be amended from time to time by a writing executed by the Fund and the Company. The compensation stated in Schedule A attached hereto may be adjusted from time to time by the execution of a new schedule signed by both of the parties.

Section 19. Controlling law.
            ----------------

      This Agreement shall be governed by the laws of the Commonwealth of Virginia.

Section 20. Entire Agreement.
            -----------------

      This Agreement sets forth the entire understanding of the parties with respect to the provisions contemplated hereby, and supersedes any and all prior agreements, arrangements and understandings relating to such services.

Section 21. Separability of Provisions.
            ---------------------------

      Any provision of this Agreement which may be determined by competent authority to be prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

      IN WITNESS WHEREOF, the parties have caused this Agreement to be signed by their duly authorized officers and their corporate seals hereunto duly affixed and attested, as of the day and year first above written.

The World Funds,Inc.

Attest:

By:/s/ Darryl S. Peay

--------------------------
NAME:      Darryl S. Peay
TITLE:     Vice President

Attest:

COMMONWEALTH FUND ACCOUNTING, INC.


By:/s/ William R. Carmichael

---------------------------
NAME:      William R. Charmichael
TITLE:     President

                                   SCHEDULE A

                 COMMONWEALTH FUND ACCOUNTING, INC.

                            ACCOUNTING SERVICES FEES

      1.   Domestic  and  ADR  Securities   Annual  Basic  Fee  per
           ------------------------------                       ---
portfolio (1/12 payable monthly)

           $9,000 Minimum for the first fiscal year $12,000 Minimum up to $5 Million Average Net Assets $18,000 Minimum up to $10 Million Average Net Assets $24,000 Minimum up to $25 Million Average Net Assets .0002 on Next $75 Million of Average Net Assets

           Should total assets exceed $100 Million/Fund the fee schedule will be renegotiated.

      2. Should the Fund's security trading activity exceed an average of 100 trades per month per portfolio, an additional fee of $2.50 will be charged per trade after each portfolio reaches $25 million.

                                   SCHEDULE B

                    ACCOUNTING SERVICES AGREEMENT
                 COMMONWEALTH FUND ACCOUNTING, INC.

                                BASIC ASSUMPTIONS

1. The Fund will complete all necessary prospectus and compliance reports, as well as monitoring the various limitations and restrictions.

2. Daily Transfer Agent information will be supplied to the Company in the required format, and within the necessary time constraints(i.e., by 11:00 a.m. EST on trade date plus one)

3. The Transfer Agent is responsible for reconciliation of Fund share balances between the Transfer Agent reports and the Accounting share reports.

4. The Company will supply the Transfer Agent with daily NAV's for each portfolio by 6:00 p.m. EST

5. The Fund's security trading activity will remain on average less than 100 trades per month, per portfolio.

6. The Company can, upon request,  supply daily Portfolio  Valuation  Reports to the Fund's investment advisor identifying current security positions, original/amortized cost, security market values and changes in unrealized appreciation and/or depreciation.

      It will be the responsibility of the Fund's investment advisor to review these reports upon receipt and to promptly notify the Company of any possible "problems", incorrect security prices or capital change information that could result in an incorrect Fund NAV.

7. Specific deadlines and complete information will be identified for all security trades in order to minimize any settlement problems or NAV errors.

      Details of non-money market trades will be called or faxed to the Company on trade date plus one, no later than 11:00 a.m. Trade Authorization Forms, with the appropriate officer signature, should be faxed to the Company on all security trades placed by the Fund as soon as available but no later trade date for money market instruments, and trade plus one for non-money market securities.

      There is no assurance that security trades called in after the above stated deadline can be included in that day's work.

8. Should the Fund participate in Security Lending additional fees may apply.

9. Fund management will monitor the expense accrual procedures for accuracy and adequacy based on outstanding liabilities monthly, and promptly communicate to the Company any adjustment needed.

                                                                      EX-99.h(4)

                          Brown Brothers Harriman & Co.

                              The World Funds, Inc.

                                  Globale-Fund

                         Investor Services Fee Schedule

                                   April 2000

I.    CUSTODY ASSET & TRANSACTION BASED CHARGES (continued)

     A derivative transaction charge of $35 will be applied to, but not limited to futures, options, currency hedges and third party foreign exchanges. A charge of $15 will apply for all trades, cancelled, corrected or repaired. A charge of $100 per proxy vote will apply. Annual Custody Minimum: $25,000 $15,000 first six months

II. FUND ACCOUNTING CHARGES

      Annual Fees Payable Monthly on Value of Assets:

                           .0009 on first $50 million

                           .0004 on next $100 million

                         .0003 on all above $150 million

      Annual Fund Accounting Minimum per Account:
                          $45, 000

                            $35, 000 first six months

      Multi Class Accounting:

      $1,500 per month 1st additional class of capital stock

      $750 per month afterwards each additional class of capital stock

                          Brown Brothers Harriman & Co.

                              The World Funds, Inc.

                                  Globale-Fund

                         Investor Services Fee Schedule

                                   April 2000

III.  FUND ACCOUNTING CHARGES

Out of pocket expenses may include, but are not limited to, postage, courier and overnight mail charges, telephone and telecommunication charges including fax charges, duplicating charges including those related to filings with federal and state regulatory authorities and Board meeting materials, forms and supplies including those relating to Board meeting materials, travel and lodging expenses relating to travel to and from Board meetings, customized computer programming requests, charges for Edgarizing documents, pricing service charges, record retention, retrieval and destruction costs, locally mandated charges, subcustodian communications expenses, telex expenses, audit reporting expenses, legal expenses, direct expenses such as stamp duties, foreign investor registration, commissions, dividend and income collection charges, proxy charges, taxes, certificate fees, special handling, transfer, withdrawal, Euroclear deposit and withdrawal charges, holding charges and registration fees, and other expenses as agreed to by the parties from time to time would be additional.

                                                                      EX-99.h(6)



                          EXPENSE LIMITATION AGREEMENT

                             THE WORLD FUNDS, INC.


      This EXPENSE LIMITATIONAGREEMENT, effective as of ___________, 2000 is by and between Global Assets Advisers, Inc. (the "Adviser") and The World Funds, Inc. (the "Fund"), on behalf of The Global e-Fund series of the Fund (the "Portfolio").

      WHEREAS the Fund is a corporation organized under the Maryland General Corporations Law, and is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management company of the series type (the Portfolio being a series of the Fund); and

      WHEREAS the Fund and the Adviser have entered into an Advisory Agreement, as amended ("Advisory Agreement"), pursuant to which the Adviser provides Advisory services to the Portfolio for compensation based on the value of the average daily net assets of the Portfolio; and

      WHEREAS the Fund and the Adviser have determined that it is appropriate and in the best interests of the Portfolio and its shareholders to maintain the expenses of the Portfolio at a level below the level to which the Portfolio might otherwise be subject;

      NOW, THEREFORE, the parties to this Agreement acknowledge and agree to the following:

1.    Expense Limitation

      1.1 Operating Expense Limit. The maximum Operating Expense Limit in any year with respect to Class A shares of the Portfolio is 3.49% and 3.99% for Class B shares of the Portfolio of the average daily net assets of the Portfolio.

      1.2  Applicable Expense Limit.  To the extent that the aggregate expenses incurred by the Portfolio in any fiscal year (referred to as "Portfolio Operating Expenses") exceed the Operating Expense Limit, the excess amount ("Excess Amount") will be the liability of the Adviser. Portfolio Operating Expenses may include, but are not limited to, Advisory fees of the Adviser. Portfolio Operating expenses do not include interest, taxes, brokerage commissions, other expenditures capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Portfolio's business.

      1.3 Method of Computation. To determine the Adviser's liability with respect to the Excess Amount, each month the Portfolio Operating Expenses for the Portfolio will be annualized as of the last day of the month. If the annualized Portfolio Operating expenses of the Portfolio exceed the Operating Expense Limit of the Portfolio for the month, the Adviser will remit to the Portfolio an amount sufficient to reduce the annualized Portfolio Operating Expenses Limit.

      1.4 Year-End Adjustment. If necessary, on or before the last day of the first month of each fiscal year, an annual adjustment payment will be made by the appropriate party in order that the amount of the Advisory fees waived or reduced by the Adviser, as well as other payments remitted by the Adviser to the Portfolio with respect to adjustments made to the Portfolio Operating Expenses for the previous fiscal year, shall equal the Excess Amount for the entire fiscal year.

2.    Reimbursement of Fee Waivers and Expense Reimbursements

     2.1 Reimbursement. If during any quarter in which the Advisory Agreement is still in effect, the estimated aggregate Portfolio Operating Expenses of the Portfolio for the quarter are less than the Operating Expense Limit for that quarter, the Adviser will be entitled to reimbursement of fees waived or remitted by the Adviser to the Portfolio pursuant to Section 1 of this Agreement. The total amount of reimbursement recoverable by the Adviser (the "Reimbursement Amount") is the sum of all fees previously waived or remitted by the Adviser to the Portfolio during any of the previous five (5) years, pursuant to
          Section 1of this Agreement, less any reimbursement previously paid by a Portfolio to the Adviser with respect to any waivers, reductions, and payments made with respect to a Portfolio; provided, that the amount payable to the Adviser pursuant to this

          Section 2.1 is limited to not more than the difference between the Operating Expense Limit for the quarter and the actual Portfolio Operating Expenses for that quarter. The Reimbursement Amount may not include any additional charges or fees, such as interest accruable on the Reimbursement Amount.

     2.2 Board Approval. No Reimbursement Amount will be paid to the Adviser in any fiscal quarter unless the Fund's Board of Directors has determined that a reimbursement is in the best interest of the Portfolio and its shareholders. The Fund's Board of Directors will determine quarterly in advance whether any Reimbursement Amount may be paid to the Adviser during the quarter.

3.    Term and Termination of Agreement.

     This Agreement will continue in effect until ________, ____, and from year to year thereafter provided that each continuance is specifically approved by a majority of the Directors of the Fund who (i) are not "interested persons" of the Fund or any other party to this Agreement, as defined in the 1940 Act, and
(ii) have no direct or  indirect  financial  interest in the  operation  of this
Agreement ("Independent Directors"). Nevertheless, this Agreement may be terminated by either party to the Agreement, without payment of any penalty, upon ninety (90) days prior written notice to the other party at its principal place of business. Action to terminate the Agreement must be authorized by resolution of a majority of the Independent Directors of the Fund or by a vote of a majority of the outstanding voting securities of the Fund.

4.    Miscellaneous.

      4.1 Captions. The captions in this Agreement are included for convenience of reference only and do not define or delineate any of the provisions of the Agreement, or otherwise affect their construction or effect.

      4.2 Interpretation. Nothing in this Agreement requires the Fund or the Portfolio to take any action contrary to the Fund's Articles of Incorporation, Bylaws, or any applicable statutory or regulatory requirement to which the Fund or Portfolio are subject, nor does this Agreement relieve or deprive the Fund's Board of Directors of its responsibility for and control of the conduct of the affairs of the Fund or the Portfolio.

      4.3 Definitions. Any questions of interpretation of any term or provision of this Agreement has the same meaning and is to be resolved by reference to, the 1940 Act and the Advisory Agreement between the parties.

      IN WITNESS WHEREOF, the parties have caused this Agreement to be signed by their respective duly authorized officers, and have caused their respective corporate seals to be affixed to this Agreement as of the day and year first above written.

                     THE WORLD FUNDS, INC.


                        By: _____________________________

                          John Pasco, III
                          Chairman

                     GLOBAL ASSETS ADVISERS, INC.



                        By: ____________________________

                          Todd Boren
                          President

                                                                         EX-23.i

                                G R E E N B E R G

                             A T T O R N E Y S A T L

                                       A W

                                  T R A U R I G

                            2050 One Commerce Square

                        Philadelphia, Pennsylvania 19103

                                 (215) 988-7800

Direct Dial: (215) 988-7837

                                  August 18 , 2000

The World Funds, Inc.
Suite 223
1500 Forest Avenue
Richmond, Virginia  23226

           Re:  Consent to Use of Legal Opinion - Securities Act of 1933
                --------------------------------------------------------

Ladies and Gentlemen:

           I have previously provided to The World Funds, Inc. (the "Fund"), a series corporation organized under Maryland law, an opinion dated May 12, 2000, respecting shares of common stock of the Fund registered under the Securities Act of 1933, as amended (the "Securities Act"). The Fund filed a copy of that opinion with the U.S. Securities and Exchange Commission as an exhibit to a registration statement (the "Registration Statement") under the Securities Act, file number 333-29289, which Registration Statement registered an indefinite number of shares of the Fund pursuant to the provisions of Rule 24f-2 under the Investment Company Act of 1940. We hereby consent to the continued use of that opinion as an exhibit to the current post-effective amendment to the Registration Statement of the Fund, and we further consent to reference in the Registration Statement to the fact that an opinion concerning the legality of the issue has been rendered by us.

                          Very truly yours,

                          GREENBERG TRAURIG



                          By: /s/ Steven M. Felsenstein
                              -------------------------
                              Steven M. Felsenstein

                                                                   EX-99.m(1)(a)
                             THE WORLD FUNDS, INC.

                                Distribution Plan

                                       Of

                                  Global e-Fund

                                 Class A Shares

      This Plan of Distribution (the "Plan") has been adopted pursuant to Rule 12b-1 (the "Rule") under the Investment Company Act of 1940, as amended (the "1940 Act") by The World Funds, Inc. (the "Fund") for the Class A Shares of the Fund's Global e-Fund series (the "Series"). The Plan has been approved by a majority of the Fund's Board of Directors, including a majority of the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plan (the "12b-1 Directors"), by votes cast in person at a meeting called for the purpose of voting on the Plan.1 The Fund contemplates that the Plan shall operate as a compensation Plan.

      The Plan provides that:

      1. Subject to the limits on payments under the Plan set forth herein, or in any annual budget approved by the Fund and the Distributor, the Fund shall pay to the Distributor, or others through the Distributor, the amounts called for under the Plan. Such payments shall be applied by the Distributor for all expenses incurred by such parties in the promotion and distribution of the Series' shares. For this purpose, expenses authorized under the Plan include, but are not limited to, printing of prospectuses and reports used for sales purposes, expenses of preparation of sales literature and related expenses, advertisements, salaries and benefits of employees involved in sales of shares, telephone expenses, meeting and space rental expenses, underwriter's spreads, interest charges on funds used to finance activities under this Plan, and other distribution-related expenses, as well as any service fees paid to securities dealers or others who have executed an agreement with the Fund or its affiliates.

      2. The following agreements are deemed to be "agreements under the Plan" and the form of each such agreement, and any material amendments thereto, shall be approved as required under the Rule:

          a. Any Distribution Agreement between the Fund and its National Distributor, or any other distributor of shares in privity with the Fund.

          b.   The National Distributor's Selling Dealer Agreement.

Purchase orders for goods and services acquired from persons who are not affiliates of the Fund are not deemed to be agreements under this Plan.

      3. The maximum aggregate amount which may be reimbursed by the Fund under this Plan is 0.50% per annum of the average daily net assets of the Series' shares. The amount so paid shall be accrued daily, and payment thereon shall be made monthly by the Fund.

      4. It is anticipated that amounts paid by the Fund under this Plan shall be used to pay service and maintenance fees for shareholder servicing and maintenance of shareholder accounts by other providers.

      5. The Distributor shall collect and disburse payments made under this Plan, and shall furnish to the Board of Directors of the Fund for its review on a quarterly basis, a written report of the monies reimbursed to the Distributor and others under the Plan, and shall furnish the Board of Directors of the Fund with such other information as the Board may reasonably request in connection with the payments made under the Plan in order to enable the Board to make an informed determination of whether the Plan should be continued.

      6. The Plan shall continue in effect for a period of more than one year only so long as such continuance is specifically approved at least annually by the Fund's Board of Directors, including the non-interested Directors, cast in person at a meeting called for the purpose of voting on the Plan.

      7. The Plan, or any agreements entered into pursuant to the Plan, may be terminated at any time, without penalty, by vote of a majority of the outstanding voting securities of the Fund, or by vote of a majority of the non-interested Directors, on not more than sixty (60) days' written notice, and shall terminate automatically in the event of any act that constitutes an assignment of the management agreement between the Fund and the Fund's investment adviser.

      8. The Plan and any agreements entered into pursuant to the Plan may not be amended to increase materially the amount to be spent by the Fund for distribution pursuant to paragraph 3 of this Plan without approval by a majority of the Fund's outstanding voting securities.

      9. All material amendments to the Plan, or any agreements entered into pursuant to the Plan, shall be approved by the Board, including a majority of the 12b-1 Directors, cast in person at a meeting called for the purpose of voting on any such amendment.

      10. So long as the Plan is in effect, the selection and nomination of the Fund's 12b-1 Directors shall be committed to the discretion of such 12b-1 Directors.

      11.  This Plan shall take effect on the ____ day of ______, 2000.



      This Plan and the terms and provisions thereof are hereby accepted and agreed to by the Fund and the Distributor as evidenced by their execution hereof.

                              The World Funds, Inc.

                          By:
                          ---------------------------
                                 John Pasco, III

                                    Chairman

                          International Assets Advisory Corporation

                          By:
                             ----------------------------
                                   Todd Boren

                                 Vice President

     1 In its consideration of the Plan, the Board of Directors considered the proposed schedule and nature of payments under the Plan. The Board of Directors concluded that the proposed reimbursement of the series' principal underwriter, International Assets Advisory Corporation (the "Distributor"), for distribution expenses under the Plan is fair and not excessive. Accordingly, the Board determined that the Plan should provide for such reimbursement and that adoption of the Plan would be prudent and in the best interests of the Fund and the Series' shareholders. Such approval included a determination that in the exercise of their reasonable business judgment and in light of their fiduciary duties, there is a reasonable likelihood that the Plan will benefit the Fund, the Series and the Series' shareholders.

                                                                   EX-99.m(1)(b)

                             THE WORLD FUNDS, INC.

                                Distribution Plan

                                       Of

                                  Global e-Fund

                                 Class B Shares

      This Plan of Distribution (the "Plan") has been adopted pursuant to Rule 12b-1 (the "Rule") under the Investment Company Act of 1940, as amended (the "1940 Act") by The World Funds, Inc. (the "Fund") for the Class B Shares of the Fund's Global e-Fund series (the "Series"). The Plan has been approved by a majority of the Fund's Board of Directors, including a majority of the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plan (the "12b-1 Directors"), by votes cast in person at a meeting called for the purpose of voting on the Plan.1 The Fund contemplates that the Plan shall operate as a compensation Plan.

      The Plan provides that:

      1. Subject to the limits on payments under the Plan set forth herein, or in any annual budget approved by the Fund and the Distributor, the Fund shall pay to the Distributor, or others through the Distributor, the amounts called for under the Plan. Such payments shall be applied by the Distributor for all expenses incurred by such parties in the promotion and distribution of the Series' shares. For this purpose, expenses authorized under the Plan include, but are not limited to, printing of prospectuses and reports used for sales purposes, expenses of preparation of sales literature and related expenses, advertisements, salaries and benefits of employees involved in sales of shares, telephone expenses, meeting and space rental expenses, underwriter's spreads, interest charges on funds used to finance activities under this Plan, and other distribution-related expenses, as well as any service fees paid to securities dealers or others who have executed an agreement with the Fund or its affiliates.

      2. The following agreements are deemed to be "agreements under the Plan" and the form of each such agreement, and any material amendments thereto, shall be approved as required under the Rule:

          a. Any Distribution Agreement between the Fund and its National Distributor, or any other distributor of shares in privity with the Fund.

          b.   The National Distributor's Selling Dealer Agreement.

Purchase orders for goods and services acquired from persons who are not affiliates of the Fund are not deemed to be agreements under this Plan.

     3. The maximum aggregate amount which may be reimbursed by the Fund under this Plan is 1.00% per annum of the average daily net assets of the Portfolio's shares. Of the 1.00%, the Portfolio may pay a fee for distribution of Class B Shares of 0.75%, and a service fee of 0.25%. The amount so paid shall be accrued daily, and payment thereon shall be made monthly by the Fund.

      4. It is anticipated that amounts paid by the Fund under this Plan shall be used to pay service and maintenance fees for shareholder servicing and maintenance of shareholder accounts by other providers.

      5. The Distributor shall collect and disburse payments made under this Plan, and shall furnish to the Board of Directors of the Fund for its review on a quarterly basis, a written report of the monies reimbursed to the Distributor and others under the Plan, and shall furnish the Board of Directors of the Fund with such other information as the Board may reasonably request in connection with the payments made under the Plan in order to enable the Board to make an informed determination of whether the Plan should be continued.

      6. The Plan shall continue in effect for a period of more than one year only so long as such continuance is specifically approved at least annually by the Fund's Board of Directors, including the non-interested Directors, cast in person at a meeting called for the purpose of voting on the Plan.

      7. The Plan, or any agreements entered into pursuant to the Plan, may be terminated at any time, without penalty, by vote of a majority of the outstanding voting securities of the Fund, or by vote of a majority of the non-interested Directors, on not more than sixty (60) days' written notice, and shall terminate automatically in the event of any act that constitutes an assignment of the management agreement between the Fund and the Fund's investment adviser.

      8. The Plan and any agreements entered into pursuant to the Plan may not be amended to increase materially the amount to be spent by the Fund for distribution pursuant to paragraph 3 of this Plan without approval by a majority of the Fund's outstanding voting securities.

      9. All material amendments to the Plan, or any agreements entered into pursuant to the Plan, shall be approved by the Board, including a majority of the 12b-1 Directors, cast in person at a meeting called for the purpose of voting on any such amendment.

     10. So long as the Plan is in effect, the selection and nomination of the Fund's 12b-1 Directors shall be committed to the discretion of such 12b-1 Directors.

      11.  This Plan shall take effect on the ____ day of ______, 2000.



      This Plan and the terms and provisions thereof are hereby accepted and agreed to by the Fund and the Distributor as evidenced by their execution hereof.

                               The World Funds, Inc.

                               By:
                          ---------------------------
                                 John Pasco, III
                                 Chairman

                          First Dominion Capital Corp.

                          By:
                          ----------------------------
                                 John Pasco, III
                                 President

     1 In its consideration of the Plan, the Board of Directors considered the proposed schedule and nature of payments under the Plan. The Board of Directors concluded that the proposed reimbursement of the series' principal underwriter, First Dominion Capital Corp. (the "Distributor"), for distribution expenses under the Plan is fair and not excessive. Accordingly, the Board determined that the Plan should provide for such reimbursement and that adoption of the Plan would be prudent and in the best interests of the Fund and the Series' shareholders. Such approval included a determination that in the exercise of their reasonable business judgment and in light of their fiduciary duties, there is a reasonable likelihood that the Plan will benefit the Fund, the Series and the Series' shareholders.

                                                                         EX-99.n

                                   RULE 18f-3

                               MULTIPLE CLASS PLAN

      WHEREAS, The World Funds, Inc. (the "Company"), a Maryland corporation, engages in business as an open-end management investment company and is registered as such under the Investment Company Act of 1940 (the "1940 Act");

      WHEREAS, the Company is authorized to create separate series, each with its own separate investment portfolio, and the beneficial interest in each such series will be represented by a separate series of shares (each series is hereinafter individually referred to as a "Fund" and collectively, the "Funds");

      WHEREAS, the Company, on behalf of the Funds listed on Schedule A, as such Schedule A may be amended from time to time, desires to adopt a Multiple Class Plan pursuant to Rule 18f-3 under the 1940 Act ("Plan");

      WHEREAS, the Company, on behalf of the Funds, employs  Global Assets
Advisory Corp.   ("the Adviser") as its investment adviser; Commonwealth
Shareholder Services, Inc. ("the Administrator") as its administrator; and Fund Services, Inc. ("the Transfer Agent") as its transfer agent; and International Assets Advisory Corp. (the "Distributor") as the distributor of the securities of the Funds; and

      WHEREAS, the Board of Directors of the Company, including a majority of the Directors of the Board who are not "interested persons", as defined in the 1940 Act, of the Company, the Adviser, or the Distributors have found the Plan, as proposed, to be in the best interests of each class of shares individually, each Fund, and the Company as a whole;

      NOW, THEREFORE, the Company, on behalf of the Funds, hereby adopts the Plan, in accordance with Rule 18f-3 under the 1940 Act on the following terms and conditions:

1. Features of the Classes. The Fund shall offer, at the discretion of the Board and as indicated on Schedule A, up to four classes of shares: " Class A Shares," "Class B Shares," "Class C Shares" and "Class Y Shares." Shares of each class of the Fund shall represent an equal pro rata interest in the Fund and, generally, shall have identical voting, dividend, distribution, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications, and terms and conditions, except that: (a) each class shall have a different designation; (b) each class of shares shall bear any Class Expenses, as defined in Section 3 below; (c) each class shall have exclusive voting rights on any matter submitted to shareholders that relates solely to its distribution arrangements; and (d) each class shall have separate voting rights on any matter submitted to shareholders in which the interests of one class different from the interests of any other class. In addition, Class A, Class B, Class C and Class Y Shares of the Fund shall have the features described in Sections 2, 3, and 4 below.

2.    Distribution Fee Structure.

          (a) Class A Shares. Class A Shares of the Fund shall be offered at their then current net asset value ("NAV") plus an initial sale charge as set forth in the then-current prospectus. Pursuant to Rule 12b-1 under the 1940 Act, on behalf of the Funds, the Company has adopted a distribution plan ("Distribution Plan"), as amended. The Distribution Plan authorizes a Fund to make payments for distribution services at an annual rate of up to .50% of the average daily net assets of a Fund's Class A Shares, which may include a service fee up to 0.25%. Certain Class A Shares are offered without an initial sales charge. If shares are purchased without a sales charge and are redeemed within one year, those shares are subject to a 1% charge upon redemption.

          (b) Class B Shares. Class B Shares of the Fund shall be offered at their then current NAV without the imposition of an initial sales charge but are subject to a contingent deferred sales charge ("CDSC") payable upon certain redemptions as set forth in the Fund's then-current prospectus. Class B Shares may be exchanged for Class B Shares of another Fund of the company. Class B Shares of a Fund will automatically convert to Class A Shares of the Fund on the first business day of the month in which the eighth anniversary of the issuance of the Class B Shares occurs. The conversions will be effected at the relative net assets values per share of the two classes. Class B Shares pay a Rule 12b-1 fee of up to 0.75% (annualized) of the average daily net assets of a Fund's Class B Shares, as described in the Distribution Plan, as amended. Brokers, dealers and other institutions may maintain Class B shareholder accounts and provide personal services to Class B shareholders, and the Funds may pay up to 0.25% as a fee for such services. Services related to the sale of Class B Shares may include, but are not limited to, preparation, printing and distribution of prospectuses, sales literature and advertising materials by the Company's distributor, or, as applicable, brokers, dealers or other institutions; commissions, incentive compensation to, and expenses of, account executives or other employees of the Company's distributor or brokers, dealers and other institutions; overhead and other office expenses of the Company's distributor attributable to distribution or sales support activities; opportunity costs related to the foregoing (which may be calculated as a carrying charge on the Company's distributor unreimbursed expenses) incurred in connection with distribution or sales support activities. The overhead and other office expenses referenced above may include, without limitation,
               (a) the expenses of operating the Company's distributor's offices in connection with the sale of the Class B Shares of the Funds, including lease costs, the salaries and employee benefit costs of administrative, operations and support activities, (b) the costs of client sales seminars and travel related to distribution and sales support activities, and (c) other expenses relating to distribution and sales support activities.

          (c) Class C Shares. Class C Shares of the Fund shall be offered at net asset value ("NAV") plus an initial sale charge as set forth in the then-current prospectus. Pursuant to Rule 12b-1 under the 1940 Act, a Fund may make payments for distribution services at an annual rate of up to 0.75% of the average daily net assets of a Fund's Class C Shares, plus a service fee of up to 0.25%. Shares redeemed within one year of purchase may be subject to a 1% charge upon redemption.

          (d) Class Y Shares. Class Y Shares of the Fund shall be offered at their then-current NAV without the imposition of an initial sales charge, CDSC, asset-based sales or service fee under the Distribution Plan (discussed above). Class Y Shares are only offered to certain investors meeting the minimum investment as described in the then-current prospectus offered to Class Y Share investors.

3.    Allocation of Income and Expenses.

          (a) The net asset value of all outstanding shares representing interests in the Fund shall be computed on the same days and at the same time. For purposes of computing net asset value, the gross investment income of the Fund shall be allocated to each class on the basis of the relative net assets of each class at the beginning of the day adjusted for capital share activity for each class as of the prior day as reported by the Fund's transfer agent. Realized and unrealized gains and losses for each class will be allocated based on relative net assets at the beginning of the day, adjusted for capital share activity for each class of the prior day, as reported by the Fund's transfer agent. To the extent practicable, certain expenses, (other than Class Expenses as defined below, which shall be allocated more specifically), shall be allocated to each class based on the relative net assets of each class at the beginning of the day, adjusted for capital share activity for each class as of the prior day, as reported by the Fund's transfer agent. Allocated expenses to each class shall be subtracted from allocated gross income. These expenses include: (1) Expenses incurred by the Company (for example, fees of Directors, auditors, insurance costs, and legal counsel) that are not attributable to a particular class of shares of the Fund ("Company Level Expenses"); and (2) Expenses incurred by the Fund that are not attributable to any particular class of the Fund's shares (for example, advisory fees, custodial fees, banking charges, organizational costs, federal and Blue Sky registration fees, or other expenses relating to the management of the Fund's assets) ("Fund Expenses").

          (b) Class Expenses. Expenses attributable to a particular class ("Class Expenses") shall be limited to: (i) payments made pursuant to the Distribution Plan; (ii) transfer agent fees attributable to a specific class; (iii) printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses and proxies to current shareholders of a specific class; (iv) the expense of administrative personnel and services to support the shareholders of a specific class, including, but not limited to, fees and expenses under an administrative service agreement; (v) litigation or other legal expenses relating solely to one class; and (vi) Directors' fees incurred as a result of issues relating to one class. Expenses in category (i) above must be allocated to the class for which such expenses are incurred. All other "Class Expenses" listed in categories (ii)-(vi) above may be allocated to a class but only if an officer of the Company has determined, subject to Board approval or ratification, which of such categories of expenses will be treated as Class Expenses consistent with applicable legal principles under the 1940 Act and the Internal Revenue Code of 1986 ("Code").

          (c) Therefore, expenses of the Fund shall be apportioned to each class of shares depending on the nature of the expense item. Company Level Expenses and Fund Expenses shall be allocated among the classes of shares based on their relative net asset values. Approved Class Expenses shall be allocated to the particular class to which they are attributable. In addition, certain expenses may be allocated differently if their method of imposition changes. Thus, if a Class Expense can no longer be attributed  to a  class,  it  shall  be  charged  to the Fund for allocation among the classes, as determined by the Board of Directors. Any additional Class Expenses not specifically identified above that are subsequently identified and determined to be properly allocated to one class of shares shall not be so allocated until approved by the Board of Directors of the Company in light of the requirements of the 1940 Act and the Code.

4. Exchange Privileges. The Class A, Class B, Class C and Class Y Shares of the Fund may be exchanged at their relative NAVs for: (i) Class A, Class B, Class C or Class Y Shares within the same Class of another series of the Company according to the terms and conditions in the then
      current Prospectus and SAI or,   (ii) if the Company does not have
      multiple classes of shares, the existing shares of another series of the Company according to the terms and conditions in the then current Prospectus and SAI. Purchases of Fund shares by exchange are subject to the same minimum investment requirements and other criteria imposed for purchases made in any other manner.

 5. Conversion Features. Class B shares of the Fund will automatically convert to Class A shares of the respective Fund, based on the relative net asset values per share of the two classes, no later than the month following the eighth anniversary of the initial issuance of such Class B shares of the Fund. Class A, Class C and Class Y Shares do not have conversion features.

6. Quarterly and Annual Report. The Directors shall receive quarterly and annual written reports concerning all allocated Class Expenses and expenditures under the Distribution Plan complying with paragraph (b)(3)(ii) of Rule 12b-1. The reports, including the allocations upon which they are based, shall be subject to the review and approval of the Independent Directors in the exercise of their fiduciary duties.

7. Waiver or Reimbursement of Expenses. Expenses may be waived or reimbursed by the Adviser or any other provider of services to the Funds without the prior approval of the Company's Board of Directors.

8. Effectiveness of Plan. The Plan shall not take effect until it has been approved by votes of a majority of both (a) the Directors of the Company and (b) those Directors of the Company who are not "interested persons" of the Company, the Adviser, or the Distributor (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of this Plan, cast in person at a meeting (or meetings) called for the purpose of voting on this Plan.

9. Material Modifications. This Plan may not be amended to materially modify its terms unless such amendment is approved in the manner provided for initial approval in Paragraph 8 hereof.

10. Limitation of Liability. The Directors and the shareholders of the Funds shall not be liable for any obligations of the Funds under this Plan, and any person in asserting any rights or claims under this Plan shall look only to the assets and property of the Funds in settlement of such right or claim and not to such Directors or shareholders.

      IN WITNESS WHEREOF, the Company, on behalf of the Funds, has adopted this Multiple Class Plan effective as of the ___________ day of _________, 2000

The World Funds, Inc.



-----------------------
John Pasco, III
Chairman

                                   SCHEDULE A

      The Funds of the Company currently subject to this Multiple Class Plan are as follows:

                                              Date of Addition
Fund/Class                                    to this Multiple
                                              Class Plan

Global e Fund

      * Class A                                _____________,2000
      * Class B                                _____________,2000
      * Class C                                _____________,2000
      * Class Y                                _____________,2000

                                                                      EX-99.p(1)

                                   xGENx, LLC

                                 CODE OF ETHICS

                                       AND

                          STATEMENT ON INSIDER TRADING
                                      xGenX

CODE OF ETHICS


      Rule 17j-1 under the Investment Company Act of 1940 (the "Act") requires registered investment companies, ("investment companies") and their investment advisors, and principal underwriters to adopt written codes of ethics designed to prevent fraudulent trading by those persons covered under Rule 17j-1. As the investment adviser to the GenomicsFund.com series of The World Funds, Inc., xGENx is subject to this requirement. Rule 17j-1 also makes it unlawful for certain persons, including any officer or director of an investment company, in connection with the purchase or sale by such person of a security held or to be acquired by an investment company to:

          1. employ any device, scheme or artifice to defraud the investment company;

          2. make to the investment company any untrue statement of a material fact or omit to state to the investment company a material fact necessary in order to make the statements made, in light of the circumstances under which they are made, not misleading;

     3. engage in any act, practice or course of business which operates or would operate as a f fraud or deceit upon the investment company; or

     4. engage in any manipulative practice with respect to the investment company.

     Rule 17j-1 also requires that each investment company and its affiliates use reasonable diligence, and institute procedures reasonably necessary, to prevent violations of its code of ethics.

      In addition to Rule 17j-1 of the Act, the Insider Trading and Securities Fraud Enforcement Act of 1988 ("ITSFEA") requires that all investment advisors and broker-dealers establish, maintain, and enforce written policies and procedures designed to detect and prevent the misuse of material non-public information by such investment advisor and/or broker-dealer. Section 204A of the Investment Advisors Act of 1940 (the "Advisors Act") states that an investment advisor must adopt and disseminate written policies with respect to ITSFEA, and an investment advisor must also vigilantly review, update, and enforce them.

Section 204A provides that every person subject to Section 204 of the Advisors Act shall be required to establish procedures to prevent insider trading.

Attached to this Code of Ethics (the "Code"), as Exhibit A, is a Statement on Insider Trading. As an investment advisor to The World Funds, Inc. (the "Fund"), we must adopt a policy and procedures with respect to insider trading which are determined by the Fund's Board of Directors to comply with ITSFEA's requirements. This Code is substantially in accord with that adopted by the Fund, except as modified to reflect specific aspects of the business of this firm.

                         STATEMENT OF GENERAL PRINCIPLES

      This Code is based on the principle that the officers, directors, and employees of Fund's investment advisor owe a fiduciary duty to the shareholders of the Fund and, therefore, our investment personnel must place the Fund shareholders' interests ahead of their own. Our personnel must also avoid any conduct which could create a potential conflict of interest, and must ensure that their personal securities transactions do not in any way interfere with the Fund's portfolio transactions and that they do not take inappropriate advantage of their positions. Ail persons covered by this Code must adhere to these general principles as well as the Code's specific provisions, procedures, and restrictions.

                                     DEFINITIONS

      For purposes of this Code:

      "Access Person" means any director officer, employee, or advisory person of this firm that has an active part in the management, portfolio selection, or underwriting functions of the Fund, or who, in the course of their normal duties, obtain prior information about the Fund's purchases or sales of securities (i.e. traders and analysts).

      "Advisory Person". With respect to this firm, an Advisory Person means any director, officer, general partner, or employee who, in connection with his/her regular functions or duties, makes, participates in, or obtains current information regarding the purchase or sale of a security by the Fund, or whose functions relate to the making of any recommendations with respect to such purchases or sales, including any natural person in a control relationship to the Fund who obtains current information concerning recommendations made with regard to the purchase or sale of a security by the Fund.

      "Investment Personnel" shall mean any securities analyst, portfolio manager, or a member of an investment committee who is directly involved in the decision making process as to whether or not to purchase or sell a portfolio security and those persons who provide information and advice to a Portfolio Manager or who help execute a Portfolio Manager's decisions.

      "Fund Personnel" shall mean an Access Person, Advisory Person, and/or Investment Personnel.

     "Portfolio Manager" shall mean an employee of an Investment Advisor entrusted with the direct responsibility and authority to make investment decisions affecting the Fund.

      "Beneficial Ownership" shall be as defined in Section 16 of the Securities Exchange Act of 1934 and the rules and regulations thereunder, which, generally speaking, encompass those situations where the beneficial owner has the right to enjoy some economic benefits which are substantially equivalent to ownership regardless of who is the registered owner. This would include:

     (i) securities which a person holds for his or her own benefit either in bearer form, registered in his or her own name or otherwise, regardless of whether the securities are owned individually or jointly;

     (ii) securities held in the name of a member of his or her immediate family sharing the same household;

     (iii)securities held by a trustee, executor, administrator, custodian or broker;

     (iv) securities owned by a general partnership of which the person is a member or a limited partnership of which such person is a general partner;

     (v) securities held by a corporation which can be regarded as a personal holding company of a person; and

     (vi) securities recently purchased by a person and awaiting transfer into his or her name.

      "Security" shall have the meaning set forth in Section 2(a)(36) of the Act, except that it shall not include shares of registered open-end investment companies, securities issued by the Government of the United States or by Federal agencies which are direct obligations of the United States, bankers' acceptances, bank certificates of deposits, and commercial paper. A future or an option on a future will be deemed to be a security subject to this Code.

      "Purchase or sale of a security" includes the writing of an option to purchase or sell a security.

      A security is "being considered for purchase or sale" or is "being purchased or sold" when a recommendation to purchase or sell the security has been made by this firm and such determination has been communicated to the Fund, or when an officer, director or employee of such Investment Advisor seriously considers making such a recommendation.

      Solely for purposes of this Code, any agent of the Fund charged with arranging the execution of a transaction shall be subject to the reporting requirements of this Code as to any such security as and from the time the security is identified to such agent as though such agent was an Investment Advisor hereunder.

     NOTE: An officer or employee of this firm whose duties do not include the advisory functions described above, who does not have access to the advisory information contemplated above, and whose assigned place of employment is at a location where no investment advisory services are performed for the Fund, is not an "Advisory Person" or an "Access Person" unless actual advance knowledge of a covered transaction is furnished to such person. PROHIBITED TRANSACTIONS

      Fund Personnel shall not engage in any act, practice or course of conduct which would violate the provisions of Rule 17j-1 set forth above. No Access Person or Advisory Person shall purchase or sell, directly or indirectly any security in which he/she has, or by reason of such transaction acquires, any direct or indirect beneficial ownership and which, to his/her actual knowledge, at the time of such purchase or sale (i) is being considered for purchase or sale by the Fund; or (ii) is being purchased or sold by the Fund; except that the prohibitions of this section shall not apply to:

     (1) purchases or sales affected in any account over which the Access Person or Advisory Person has no direct or indirect influence or control;

     (2) purchases or sales which are non-volitional on the part of either the Access Person, the Advisory Person, or the Fund;

     (3) purchases which are part of an automatic dividend reinvestment or other plan established by Fund Personnel prior to the time the security involved came within the purview of this Code; and

     (4) purchases effected upon the exercise of rights issued by an issuer pro rata to all holders of a class of its Securities, to the extent such rights were acquired from such issuer, and sales of such rights so acquired.

                   PROHIBITED TRANSACTIONS BY INVESTMENT PERSONNEL

No Investment Personnel shall:

(a)   acquire any securities in an initial public offering; or
(b) acquire securities in a private placement without prior written approval of the Fund's compliance officer or other officer designated by the Board of Directors.


      In considering a request to invest in a private placement, the Fund's compliance officer will take into account, among other factors, whether the investment opportunity should be reserved for the Fund, and whether the opportunity is being offered to Investment Personnel by virtue of their/his/her position with the Fund. Should Investment Personnel be authorized to acquire securities through a private placement, they/he/she shall, in addition to reporting the transaction on the quarterly report to the Fund, disclose the interest in that investment to other Investment Personnel participating in that investment decision if and when they/he/she plays a part in the Fund's subsequent consideration of an investment in that issuer. In such a case, the Fund's decision to purchase securities of that issuer will be subject to an independent review by Investment Personnel who have no personal interest in the issuer.

                                BLACKOUT PERIODS

      No Access Person or Advisory Person shall execute a securities transaction on a day during which the Fund has a pending "buy" or "sell" order in that same security until that order is executed or withdrawn. In addition, a Portfolio Manager is expressly prohibited from purchasing or selling a security within seven (7) calendar days before or after the Fund that he/she manages trades in that security without the prior written approval of the a Principal of the firm.

Each such approval shall be reported to and recorded by the Compliance Officer of the firm, and shall be reported to the Board f Directors of the Fund not less than quarterly.

      The foregoing prohibition of personal transactions during the seven day period following the execution of a transaction for the Fund shall not apply with respect to a security when the portfolio manager certifies in writing to the Compliance Officer that the Fund's trading program in that security is complete. Each transaction authorized by the Compliance Officer pursuant to this provision shall be reported to the Board by the Compliance Officer at the Board's next regular meeting.

      Should Fund Personnel trade within the proscribed period without the required approval, such trade should be canceled if possible. If it is not possible to cancel the trade, all profits from the trade must be disgorged and the profits will be paid to a charity selected by the Fund Personnel and approved by the officers of the Fund.

      The prohibitions of this section shall not apply to:

      (1) purchases or sales affected in any account over which the Access Person or Advisory Person has no direct or indirect influence or control if the person making the investment decision with respect to such account has no actual knowledge about the Fund's pending
"buy" or "sell" order;

      (2) purchases or sales which are non-volitional on the part of either the Access Person, the Advisory Person, or the Fund;

      (3) purchases which are part of an automatic dividend reinvestment or other plan established by Fund Personnel prior to the time the security involved came within the purview of this Code; and

      (4) purchases effected upon the exercise of rights issued by an issuer pro rata to all holders of a class of its securities, to the extent such rights were acquired from such issuer, and sales of such rights so acquired.

                               SHORT-TERM TRADING

      No Investment Personnel shall profit from the purchase and sale, or sale and purchase, of the same (or equivalent) securities as those owned by the Fund or which are of a type suitable for purchase by the Fund, within sixty (60) calendar days. Any profits realized on such short-term trades must be disgorged and the profits will be paid to the Fund or to a charity selected by the Investment Personnel and approved by the officers of the Fund. The compliance officer or other officer designated by the Board of Directors may permit in writing exemptions to the prohibition of this section, on a case-by-case basis, when no abuse is involved and the equities of the circumstances support an exemption.

      With respect to the conduct of the regular investment operations of this firm, short-term trades in affected securities must be individually approved in advance by the Compliance Officer. No transaction shall be approved until the Compliance Officer is satisfied that the Fund's investment activity with respect to such security has been completed as of that point in time. The Compliance
Officer shall thereafter report each approved transaction in writing to the Board of Directors of the Fund not less than quarterly. Each report shall identify the transactions covered, the terms of the transactions, and transactions by the Fund in such security. The Compliance Officer shall certify to the Board that he or she has evaluated each transaction so reported, and that each such transaction does not represent an abuse of the Fund or of information concerning the investment program of the Fund.

                                      GIFTS

      No Investment Personnel shall accept a gift or other thing of more than de minimis value ("gift") from any person or entity that does business with or on behalf of the Fund if such gift is in relation to the business of the employer of the recipient of the gift. In addition, any Investment Personnel who receives an unsolicited gift or a gift with an unclear status under this section shall promptly notify the compliance officer and accept the gift only upon written approval of the compliance officer.

                              SERVICE AS A DIRECTOR

      No Investment Personnel shall serve as a director of a publicly traded company absent prior written authorization from the Board of Directors based upon a determination that such board service would not be inconsistent with the interests of the Fund and its shareholders.

                              COMPLIANCE PROCEDURES

          1. All Fund Personnel shall pre-clear their personal securities transactions prior to executing an order. A written request must be submitted to the Fund's compliance officer, and the compliance officer must give his/her written authorization prior to Fund Personnel placing a purchase or sell order with a broker.
Should   the  compliance  officer  deny the  request,  he/she  will give a  reason for the denial.

          Approved request will remain valid for two (2) business days from the date of the approval.2

          2. Fund Personnel shall instruct their broker(s) to supply the compliance officer, on a timely basis, with duplicate copies
of   confirmations of all personal securities  transactions and copies of all periodic statements for all securities accounts.

          3. Fund Personnel, other than directors or officers required to report their securities transactions to a registered
investment advisor   pursuant  to  Rule   204-2(a)(12)  or  (13)  under
the  Investment   Advisors  Act,  shall  submit  reports  showing
all transactions in securities as defined herein in which the person has, or by reason of such transaction acquires, any direct or indirect beneficial ownership.

          4. Each director, who is not an interested person of the Fund as defined in the Act, shall submit reports as required under subparagraph  3 above,  but only for  transactions  in reportable  securities  where at the  time of the  transaction  the
director    knew, or in the ordinary  course of fulfilling  his/her
official duties as a director should have known, that during the seven
(7) day period immediately preceding the date of the transaction by the director, such security was purchased or sold by the Fund or was being considered for purchase or sale by the Fund.

          5. Every report required to be made under subparagraphs 3 and 4 above shall be made not later than ten (10) days after the end of the calendar quarter in which the transaction to which the report relates was effected. The report shall contain the following information concerning any transaction required to be reported therein:

          (a)  the date of the transaction;

          (b)  the title and number of shares;

          (c)  the principal amount involved;

          (d) the nature of the transaction (i.e. purchase, sale, or other type of acquisition or disposition);

          (e)  the price at which the transaction was effected; and

          (f) the name of the broker, dealer or bank with or through whom the transaction was effected.

          6. The compliance officer shall identify all firm Personnel who have a duty to make the reports required hereunder and shall
inform   each such  person of such duty,  and shall  receive  all
reports required hereunder.

          7. The compliance officer shall promptly report to the Fund's Compliance Officer for transmission to the Fund's Board
of  Directors  (a)  any  apparent   violation  of  the
prohibitions contained in this Code, and (b) any reported transactions in a security which was purchased or sold by the Fund within seven
(7)Days before or after the date of the reported transaction.

          8. The Fund's Board of Directors, or a Committee of Directors created by the Board of Directors for that purpose, shall Consider reports made to the Board of Directors hereunder and shall determine whether or not this Code has been violated and What sanctions, if any, should be imposed.

          9. This Code, a list of all persons required to make reports hereunder from time to time, a copy of each report made by
Fund   Personnel,   each  memorandum  made  by  the  compliance
officer hereunder, and a record of any violation hereof and any action taken as a result of such violation, shall be maintained by the Fund as required under Rule 17j-1.

          10. Upon the commencement of employment of a person who would be deemed to fall within the definition of "Fund Personnel", that person must disclose all personal securities holdings to the Compliance officer.

          11. All Fund Personnel must report, on an annual basis, all personal securities holdings.

          12.  At least annually, all Fund Personnel will be required to
certify   that they (a) have read and  understand  the Code;  (b)
recognize  that they are subject to the requirements  outlined therein;
(c) have complied with the requirements of the Code; (d) have disclosed and reported all personal securities transactions required to be disclosed; and (e) have disclosed all personal securities holdings.

          13. The Fund's compliance officer shall prepare an annual report to the Fund's Board of Directors. Such report shall (a)
include a   copy  of the  Fund's  Code;  (b)  summarize  existing
procedures concerning  personal  investing  and any  changes  in the
Code's  policies or  procedures  during the past year;  (c)  identify any  violations of the Code; and (d) identify any recommended changes in existing  restrictions,  policies or procedures based upon
the Fund's   experience   under  the  Code,  any  evolving
industry practices, or developments in applicable laws or regulations.

EXHIBIT A

                          STATEMENT ON INSIDER TRADING

      The Insider Trading and Securities Fraud Enforcement Act of 1988 ("ITSFEA") requires that all investment advisors and broker-dealers establish, maintain, and enforce written policies and procedures designed to detect and prevent the misuse of material non-public information by such investment advisor and/or broker-dealer, or any person associated with the investment advisor and/or broker-dealer.

      Section 204A of the Investment Advisers Act of 1940 (the "Advisers Act") states that an investment advisor must adopt and disseminate written policies with respect to ITSFEA, and an investment advisor must also vigilantly review, update, and enforce them. Section 204A provides that every person subject to
Section 204 of the Advisers Act shall be required to establish procedures to prevent insider trading.

      As an investment advisor for The World Funds, Inc. (the "Fund") the Firm has adopted the following policy, procedures, and supervisory procedures in addition to the Fund's Code of Ethics. Throughout this document the investment advisor(s) and principal underwriter(s) shall collectively be called the "Providers".

                               SECTION I - POLICY

      The purpose of this Section 1 is to familiarize the officers, directors, and employees of the Providers with issues concerning insider trading and to assist them in putting into context the policy and procedures on insider trading.

Policy Statement:

      No person to whom this Statement on Insider Trading applies, including officers, directors, and employees, may trade, either personally or on behalf of others (such as mutual funds and private accounts managed by a Provider) while in possession of material, non-public information; nor may any officer, director, or employee of a Provider communicate material, non-public information to others in violation of the law. This conduct is frequently referred to as "insider trading." This policy applies to every officer, director, and employee of a Provider and extends to activities within and outside their duties as a Provider. It covers not only personal transactions of covered persons, but indirect trading by family, friends and others, or the non-public distribution of inside information from you to others. Every officer, director, and employee must read and retain this policy statement. Any questions regarding the policy and procedures should be referred to the compliance officer.

     The term "insider trading" is not defined in the Federal securities laws, but generally is used to refer to the use of material non-public information to trade in securities (whether or not one is an "insider") or the communications of material nonpublic information to others who may then seek to benefit from such information.

      While the law concerning insider trading is not static, it is generally understood that the law prohibits:

          (a) trading by an insider, while in possession of material non-public information, or

          (b) trading by a non-insider, while in possession of material non-public information, where the information either was disclosed to the non-insider in violation of an insider's duty to keep it confidential or was misappropriated, or

          (c)  communicating material non-public information to others.

      The elements of insider trading and the penalties for such unlawful conduct are discussed below.

1. Who is an Insider? The concept of "insider" is broad. It includes officers, directors, and employees of a company. In addition, a person can be a "temporary insider" if he or she enters into a special confidential relationship in the conduct of a company's affairs and as a result is given access to information solely for the company's purposes. A temporary insider can include, among others, a company's attorneys, accountants, consultants, bank lending officers, and the employees of such organizations. In addition, an investment advisor may become a temporary insider of a company it advises or for which it performs other services. According to the Supreme Court, the company must expect the outsider to keep the disclosed non-public information confidential and the relationship must at least imply such a duty before the outsider will be considered an insider.

2. What is Material Information? Trading on inside information can be the basis for liability when the information is material. In general, information is "material" when there is a substantial likelihood that a reasonable investor would consider it important in making his or her investment decisions, or information that is reasonably certain to have a substantial effect on the price of a company's securities. Information that officers, directors, and employees should consider material includes, but is not limited to: dividend changes, earnings estimates, changes in previously released earnings estimates, significant merger or acquisition proposals or agreements, major litigation, liquidation problems, and extraordinary management developments.

3. What is Non-Public Information? Information is non-public until it has been effectively communicated to the market place. One must be able to point to some fact to show that the information is generally public. For example, information found in a report filed with the SEC, or appearing in Dow Jones, Reuters Economic Services, the Wall Street Journal or other publications of general circulation would be considered public. (Depending on the nature of the information, and the type and timing of the filing or other public release, it may be appropriate to allow for adequate time for the information to be "effectively" disseminated.)

4. Reason for Liability. (a) Fiduciary duty theory - in 1980 the Supreme Court found that there is no general duty to disclose before trading on material non-public information, but that such a duty arises only where there is a direct or indirect fiduciary relationship with the issuer or its agents. That is, there must be a relationship between the parties to the transaction such that one party has a right to expect that the other party will disclose any material non-public information or refrain from trading. (b) Misappropriation theory - another basis for insider trading liability is the ,'misappropriation" theory, where liability is established when trading occurs on material non-public information that was stolen or misappropriated from any other person.

     5. Penalties for Insider Trading. Penalties for trading on or communicating material non-public information are severe, both for individuals and their employers. A person can be subject to some or all of the penalties below even if he or she does not personally benefit from the violation. Penalties include:

o     civil injunctions
o     treble damages
o     disgorgement of profits
o     jail sentences
o fines for the person who committed the violation of up to three times the profit gained or loss avoided, whether or not the person actually benefited, and
o fines for the employer or other controlling person of up to the greater of $1 million or three times the amount of the profit gained or loss avoided.

      In addition, any violation of this policy statement can be expected to result in serious sanctions by a Provider, including dismissal of the persons involved.

                             SECTION II - PROCEDURES

      The following procedures have been established to aid the officers, directors, and employees of a Provider in avoiding insider trading, and to aid in preventing, detecting, and imposing sanctions against insider trading. Every officer, director, and employee of a Provider must follow these procedures or risk serious sanctions, including dismissal, substantial personal liability, and/or criminal penalties. If you have any questions about these procedures you should consult the compliance officer.

     1. Identifying Inside Information. Before trading for yourself or others, including investment companies or private accounts managed by a Provider, in the securities of a company about which you may have potential inside information, ask yourself the following questions:

          i. Is the information material? Is this information that an investor would consider important in making his or her investment decisions? Is this information that would substantially affect the market price of the securities if generally disclosed?

          ii. Is the information non-public? To whom has this information been provided? Has the information been effectively communicated to the marketplace by being published in Reuters, The Wall Street Journal or other publications of general circulation?

     If, after consideration of the above, you believe that the information is material and non-public, or if you have questions as to whether the information is material and non-public, you should take the following steps:

      (a)  Report the matter immediately to the compliance officer.

      (b)  Do not  purchase  or sell the  security  on behalf of yourself or
           others,   including  investment  companies  or  private  accounts
           managed by a Provider.

      (c) Do not communicate the information to anybody, other than to the compliance official.

      (d) After the compliance official has reviewed the issue, you will be instructed to either continue the prohibitions against trading and communication, or you will be allowed to communicate the information and then trade.

2.  Personal  Security  Trading.  Ail  officers,  directors,  and employees of a
Provider (other than officers, directors and employees who are required to report their securities transactions to a registered investment company in accordance with a Code of Ethics) shall submit to the compliance officer, on a quarterly basis, a report of every securities transaction in which they, their families (including the spouse, minor children, and adults living in the same household as the officer, director, or employee), and trusts of which they are trustees or in which they have a beneficial interest have participated, or at such lesser intervals as may be required from time to time. The report shall include the name of the security, date of the transaction, quantity, price, and broker-dealer through which the transaction was effected. Ail officers, directors and employees must also instruct their broker(s) to supply the compliance officer, on a timely basis, with duplicate copies of confirmations of all personal securities transactions and copies of all periodic statements for all securities accounts.

3. Restricting Access to Material Non-public Information. Any information in your possession that you identify as material and non-public may not be communicated other than in the course of performing your duties to anyone, including persons within your company, except as provided in paragraph I above.

In addition, care should be taken so that such information is secure. For example, files containing material non-public information should be sealed; access to computer files containing material non-public information should be restricted.

4. Resolving Issues Concerning Insider Trading. If, after consideration of the items set forth in paragraph 1, doubt remains as to whether information is material or non-public, or if there is any unresolved question as to the applicability or interpretation of the foregoing procedures, or as to the propriety of any action, it must be discussed with the compliance officer before trading or communicating the information to anyone.

                              SECTION III - SUPERVISION

      The role of the compliance officer is critical to the implementation and maintenance of this Statement on Insider Trading. These supervisory procedures can be divided into two classifications, (1) the prevention of insider trading, and (2) the detection of insider trading.

1.    Prevention of Insider Trading:
      ------------------------------

      To prevent insider trading the compliance official should:

      (a) answer promptly any questions regarding the Statement on Insider Trading;
      (b) resolve issues of whether information received by an officer, director, or employee is material and nonpublic;
      (c) review and ensure that officers, directors, and employees review, at least annually, and update as necessary, the Statement on Insider Trading; and

      (d) when it has been determined that an officer, director, or employee has material non-public information,
                (i) implement measures to prevent dissemination of such information, and
               (ii) if necessary, restrict officers, directors, and employees from trading the securities.

2.    Detection of Insider Trading:
      -----------------------------


To detect insider trading, the Compliance Officer should:

      (a) review the trading activity reports filed by each officer, director, and employee, to ensure no trading took place in securities in which the Provider has material non-public information;

      (b) review the trading activity of the mutual funds managed by the investment advisor and the mutual funds which the broker-dealer acts as principal underwriter;

      (c) coordinate, if necessary, the review of such reports with other appropriate officers, directors, or employees of a Provider and The World Funds, Inc.

3.    Special Reports to Management:
      ------------------------------

      Promptly, upon learning of a potential violation of the Statement on Insider Trading, the Compliance Officer must prepare a written report to management of the Provider, and provide a copy of such report to the Board of Directors of The World Funds, Inc., providing full details and recommendations for further action.

4.    Annual Reports:
      ---------------

      On an annual basis, the Compliance Officer of each Provider will prepare a written report to the management of the Provider, and provide a copy of such report to the Board of Directors of The World Funds, Inc., setting forth the following:

      (a) a summary of the existing procedures to detect and prevent insider trading;
      (b)  full  details  of  any  investigation,   either  internal  or  by
a regulatory agency, of any suspected insider trading and the results of such investigation;
      (c) an evaluation of the current procedures and any recommendations for improvement.

EXHIBIT B

                                  XGENX, LLC.

                                 CODE OF ETHICS

                                 INITIAL REPORT

To the Compliance Officer of xGENx, LLC.:

      1. I hereby acknowledged receipt of a copy of the Code of Ethics for xGENx, LLC.

      2. I have read and understand the Code and recognize that I am subject thereto in the capacity of "Fund Personnel."

      3. Except as noted below, I hereby certify that I have no knowledge of the existence of any personal conflict of interest relationship which may involve the Fund, such as any economic relationship between my transactions and securities held or to be acquired by the Fund.

      4. As of the date below I had a direct or indirect beneficial ownership in the following securities:

Name of Security               Number of Shares          Type of Interest
(Direct or Indirect)

Date:______________________________________

Signature:________________________________


-------------------------------------------
Print Name

EXHIBIT C

                                  XGENX, LLC.
                                 CODE OF ETHICS

                                  ANNUAL REPORT

TO the Compliance Officer of xGENx, LLC.:

      1. I have read and understand the Code and recognize that I am subject thereto in the capacity of "Fund Personnel."

      2. I hereby certify that, during the year ended December 31, 19___ , I have complied with the requirements of the Code and I have reported all securities transactions required to be reported pursuant to the Code.

      3. Except as noted below, I hereby certify that I have no knowledge of the existence of any personal conflict of interest relationship which may involve the Fund, such as any economic relationship between my transactions and securities held or to be acquired by the Fund.

      4. As of December 31, 19___ , I had a direct or indirect beneficial ownership in the following securities:

Name of Security               Number of Shares          Type of Interest
(Direct or Indirect)

Date:___________________________________
Signature:___________________________




-----------------------------------------
Print Name

EXHIBIT D

                                              XGENX, LLC.

                                 Securities Transactions Report

For the Calendar Quarter

Ended:___________________________________________________________

To the Compliance officer of xGENx, LLC.:

      During the quarter referred to above, the following transactions were effected in securities of which I had, or by reason of such transaction acquired, direct or indirect beneficial ownership and which are required to be reported pursuant to the Code of Ethics adopted by xGENx, LLC.

SECURITY      DATE OF    NO. OF    DOLLAR    NATURE OF    PRICE
BROKER-DEALER
              TRANS.     SHARES    AMOUNT OF TRANSACTION          OR BANK
TRANS.

                                          (Purchase,              THROUGH
                                           Sale,                  WHOM
                                           Other)                 EFFECTED

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------



      This report (i) excludes transactions with respect to which I had no direct or indirect influence or control, (ii) other transactions not required to be reported, and (iii) is not an admission that I have or had any direct or indirect beneficial ownership in the securities listed above.

      Except as noted on the reverse side of this report, I hereby certify that I have no knowledge of the existence of any personal conflict of interest relationship which may involve the Fund, such as the existence of any economic relationship between my transactions and securities held or to be acquired by the Fund.

Date:________________________________

Signature:_______________________________________


------------------------------------
Print Name

EX-99.p(2)

                       INTERNATIONAL ASSETS ADVISORY CORP.

                                 CODE OF ETHICS

                                       AND

                          STATEMENT ON INSIDER TRADING

CODE OF ETHICS

                       INTERNATIONAL ASSETS ADVISORY CORP.

      Rule 17j-1 under the Investment Company Act of 1940 (the "Act") requires registered investment companies, ("investment companies") and their investment advisors, and principal underwriters to adopt written codes of ethics designed to prevent fraudulent trading by those persons covered under Rule 17j-1. Rule 17j-1 also makes it unlawful for certain persons, including any officer or director of an advisor, in connection with the purchase or sale by such person of a security held or to be acquired by an investment company to:

          1. employ any device, scheme or artifice to defraud the investment company;

          2. make to the investment company any untrue statement of a material fact or omit to state to the investment company a material fact necessary in order to make the statements made, in light of the circumstances under which they are made, not misleading;

          3. engage in any act, practice or course of business which operates or would operate as a fraud or deceit upon the investment company; or

          4.   engage  in  any   manipulative   practice  with  respect  to
the investment company.

      Rule 17j-1 also requires that each investment company and its affiliates use reasonable diligence, and institute procedures reasonably necessary, to prevent violations of its code of ethics.

      In addition to Rule 17j-1 of the Act, the Insider Trading and Securities Fraud Enforcement Act of 1988 ("ITSFEA") requires that all investment advisors and broker-dealers establish, maintain, and enforce written policies and procedures designed to detect and prevent the misuse of material non-public information by such investment advisor and/or broker-dealer. Section 204A of the Investment Advisors Act of 1940 (the "Advisors Act") states that an investment advisor must adopt and disseminate written policies with respect to ITSFEA, and an investment advisor must also vigilantly review, update, and enforce them.

Section 204A provides that every person subject to Section 204 of the Advisors Act shall be required to establish procedures to prevent insider trading.

      Attached to this Code of Ethics (the "Code"), as Exhibit A, is a Statement on Insider Trading from The World Funds, Inc. Any underwriter who acts as such for any series of The World Funds, Inc. (the "Investment Company") must comply with the policy and procedures outlined in the Statement on Insider Trading unless such underwriter has adopted a similar policy and procedures with respect to insider trading which are determined by the Investment Company's Board of Directors to comply with ITSFEA's requirements. International Assets Advisory Corp. (the "Underwriter") believes its Statement on Insider Trading has similar polices and procedures and has submitted such to the Investment Company's Board of Directors. The Underwriter's Statement is attached as Exhibit B.

This Code is being adopted by the Underwriter, (1) for implementation with respect to covered persons of the Underwriter and as they relate to an investment company.

                         STATEMENT OF GENERAL PRINCIPLES

      This Code is based on the principle that the officers, directors, and employees of the Underwriter owe a fiduciary duty to the shareholders of the Investment Company and, therefore, the Underwriter's personnel must place the shareholders' interests ahead of their own. The Underwriter's personnel must also avoid any conduct which could create a potential conflict of interest, and must ensure that their personal securities transactions do not in any way interfere with the Investment Company's portfolio transactions and that they do not take inappropriate advantage of their positions. All persons covered by this Code must adhere to these general principles as well as the Code's specific provisions, procedures, and restrictions.

                                     DEFINITIONS

      For purposes of this Code:

      "Underwriter" means International Assets Advisory Corp.

      "Advisor" means Global Assets Advisors, Inc.

      "Investment Company" means a company registered as such under the Investment Company Act of 1940 and for which the Adviser is the investment advisor.

      "Access  Person" means any director,  officer,  or advisory  person of the
Advisor who, with respect to an investment company, makes any recommendations regarding the purchase of sale of a security by such investment company, participates in the determination of which recommendation shall be made, or whose principal function or duties relate to the determination of which recommendation shall be made to an investment company; or who, in connection with his or her duties, obtains any information concerning securities recommendations being made by the Adviser to an investment company.

      "Advisory Person" means any director, officer, general partner, or employee who, in connection with his/her regular functions or duties, makes, participates in, or obtains current information regarding the purchase or sale of a security by the Investment Company, or whose functions relate to the making of any recommendations with respect to such purchases or sales, including any natural person in a control relationship to the Investment Company who obtains current information concerning recommendations made with regard to the purchase or sale of a security by the Investment Company.

      "Investment Personnel" shall mean any securities analyst, portfolio manager, or a member of an investment committee who is directly involved in the decision making process as to whether or not to purchase or sell a portfolio security and those persons who provide information and advice to an Investment Company Portfolio Manager or who help execute an Investment Company Portfolio Manager's decisions.

      "Portfolio Manager" shall mean an employee of the Advisor entrusted with the direct responsibility and authority to make investment decisions affecting the Investment Company.

      "Beneficial Ownership" shall be as defined in Section 16 of the Securities Exchange Act of 1934 and the rules and regulations thereunder, which, generally speaking, encompass those situations where the beneficial owner has the right to enjoy some economic benefits which are substantially equivalent to ownership regardless of who is the registered owner. This would include:

          (i) securities which a person holds for his or her own benefit either in bearer form, registered in his or her own name or otherwise, regardless of whether the securities are owned individually or jointly;

          (ii) securities held in the name of a member of his or her immediate family sharing the same household;

          (iii)securities held by a trustee, executor, administrator, custodian or broker;

          (iv) securities owned by a general  partnership of which the person
is   a member  or a  limited  partnership  of which  such  person is a  general partner;

          (v) securities held by a corporation which can be regarded as a personal holding company of a person; and

          (vi) securities recently purchased by a person and awaiting transfer into his or her name.

      "Security" shall have the meaning set forth in Section 2(a)(36) of the Act, except that it shall not include shares of registered open-end investment companies, securities issued by the Government of the United States or by Federal agencies which are direct obligations of the United States, bankers' acceptances, bank certificates of deposits, and commercial paper. A future or an option on a future will be deemed to be a security subject to this Code.

      "Purchase or sale of a security" includes the writing of an option to purchase or sell a security.

      A security is "being considered for purchase or sale" or is "being purchased or sold" when a recommendation to purchase or sell the security has been made by an the Advisor and such determination has been communicated to the Investment Company. With respect to the Investment Advisor making the recommendation, a security is being considered for purchase or sale when an officer, director or employee of such Investment Advisor seriously considers making such a recommendation.

                             PROHIBITED TRANSACTIONS

      Underwriter Personnel shall not engage in any act, practice or course of conduct which would violate the provisions of Rule 17j-1 set forth above. No employee of the Underwriter who is also an Access Person or Advisory Person through the Advisor shall purchase or sell, directly or indirectly any security in which he/she has, or by reason of such transaction acquires, any direct or indirect beneficial ownership and which, to his/her actual knowledge, at the time of such purchase or sale (i) is being considered for purchase or sale by the Investment Company; or (ii) is being purchased or sold by the Investment Company; except that the prohibitions of this section shall not apply to:

      (1) purchases or sales affected in any account over which the Access Person or Advisory Person has no direct or indirect influence or control;

      (2) purchases or sales which are non-volitional on the part of either the Access Person, the Advisory Person, or the Investment Company;

      (3) purchases which are part of an automatic dividend reinvestment or other plan established by Advisor Personnel prior to the time the security involved came within the purview of this Code; and

      (4) purchases effected upon the exercise of rights issued by an issuer pro rata to all holders of a class of its Securities, to the extent such rights were acquired from such issuer, and sales of such rights so acquired.

                   PROHIBITED TRANSACTIONS BY INVESTMENT PERSONNEL

      The Underwriter has no employees identified as Investment Personnel other than those previously identified through the Advisor which is an affiliated entity.

                                BLACKOUT PERIODS

      No officer of the Underwriter who is also an officer of and identified as an Advisory Person of the Advisor or officer of the Investment Company or any Access Person of the affiliated Advisor shall execute a securities transaction on a day during which the Advisor has a pending "buy" or "sell" order in that same security until that order is executed or withdrawn. In addition, a Portfolio Manager is expressly prohibited from purchasing or selling a security within seven (7) calendar days before or after the Investment Company that he/she manages trades in that security.

      The foregoing prohibition of personal transactions during the seven day period following the execution of a transaction for the Investment Company shall not apply with respect to a security when the portfolio manager certifies in writing to the Compliance Officer that the Investment Company's trading program in that security is complete. Each transaction authorized by the Compliance Officer pursuant to this provision shall be reported to the Board by the Compliance Officer for review at the Board's next regular meeting.

      Should prohibited Underwriter Personnel trade within the proscribed period, such trade should be canceled if possible. If it is not possible to cancel the trade, all profits from the trade must be disgorged and the profits will be paid to a charity selected by the Underwriter personnel and approved by the officers of the Investment Company.

      The prohibitions of this section shall not apply to:

          (1) purchases or sales affected in any account over which the Underwriter personnel has no direct or indirect influence or control if the person making the investment decision with respect to such account has no actual knowledge about the Investment Company's pending "buy" or "sell" order;

          (2) purchases or sales which are non-volitional on the part of either the Underwriter Person, Access Person, the Advisory Person, or the Investment Company;

          (3) purchases which are part of an automatic dividend reinvestment or other plan established by Underwriter Personnel prior to the time the security involved came within the purview of this Code; and

          (4) purchases effected upon the exercise of rights issued by an issuer pro rata to all holders of a class of its securities, to the extent such rights were acquired from such issuer, and sales of such rights so acquired.

                               SHORT-TERM TRADING

      N/A

                                      GIFTS

      N/A

                              SERVICE AS A DIRECTOR

      N/A

                              COMPLIANCE PROCEDURES

1.    All Underwriter Personnel who are identified as such shall pre-clear their personal securities transactions prior to executing an order. A
                                                                  -
      written request must be submitted to the Underwriter's compliance officer, and the compliance officer must give his/her written authorization prior to Underwriter Personnel placing a purchase or sell order with a broker. Should the compliance officer deny the request, he/she will give a reason for the denial. Approved request will remain valid for two (2) business days from the date of the approval.3

2.    Underwriter  Personnel  shall  instruct  their  broker(s)  to  supply
      the compliance   officer,   on  a  timely  basis,  with  duplicate  copies
      of confirmations of all personal securities transactions and copies of all periodic statements for all securities accounts.

3. Underwriter Personnel, other than Advisor Personnel required to report their securities transactions to a registered investment advisor pursuant to Rule 204-2(a)(12) or(13) under the Investment Advisors Act, shall submit reports showing all transactions in securities as defined hereinin which the person has, or by reason of such transaction acquires, any direct or indirect beneficial ownership.

4.    Every report required to be made under  subparagraph 3 above shall be made not later than ten (10) days after the end of the calendar quarter in which the transaction to which the report relates was effected. The
      report shall  contain  the  following  information   concerning  any
      transaction required to be reported therein:

          (a)  the date of the transaction;

          (b)  the title and number of shares;

          (c)  the principal amount involved;

          (d) the nature of the transaction (i.e. purchase, sale, or other type of acquisition or disposition);

          (e)  the price at which the transaction was effected; and

          (f) the name of the broker, dealer or bank with or through whom the transaction was effected.

5.    The compliance officer shall identify all Underwriter Personnel who
have a   duty to make the reports  required  hereunder  and shall  inform each such  person of such duty, and shall receive all reports required hereunder.

6.    The compliance  officer shall promptly report to the Investment
Company's Board of Directors (a) any apparent violation of the prohibitions contained in this Code, and (b) any reported transactions in a security which was purchased or sold by the Investment Company within seven
(7) days before or after the date of the reported transaction.

7. The Investment Company's Board of Directors, or a Committee of Directors created by the Board of Directors for that purpose, shall consider reports made to the Board of Directors hereunder and shall determine whether or not this Code has been violated and what sanctions, if any, should be imposed.

8. This Code, a list of all persons required to make reports hereunder from time to time, a copy of each report made by Underwriter Personnel, each memorandum made by the compliance officer hereunder, and a record of any violation hereof and any action taken as a result of such violation, shall be maintained by the Underwriter as required under Rule 17j-1.

9. Upon the commencement of employment of a person who would be deemed to fall within the definition of "Underwriter Personnel", that person must disclose all personal securities holdings to the compliance officer.

10. All Underwriter Personnel subject to this Code must report, on an annual basis, all personal securities holdings.

11. At least annually, all Underwriter Personnel subject to this Code will be required to certify that they (a) have read and understand the Code;
(b) recognize that they are subject to the requirements  outlined therein;
(c) have complied with the requirements of the Code; (d) have disclosed and reported all personal securities transactions required to be disclosed; and (e) have disclosed all personal securities holdings.

12. The Underwriter's compliance officer shall prepare an annual report to the Investment Company's Board of Directors. Such report shall (a) include a copy of the Underwriter's Code; (b) summarize existing procedures concerning personal investing and any changes in the Code's policies or procedures during the past year; (c) identify any violations of the Code; and (d) identify any recommended changes in existing restrictions, policies or procedures based upon the Underwriter's experience under the Code, any evolving industry practices, or developments in applicable laws or regulations.

13. Notwithstanding the procedures in this Section, Underwriter Personnel need not make a report where the report would duplicate information recorded pursuant to Rules 204-2(a) (12) pr 204-2 (a) (13) under the
Investment  Advisers Act of 1940.

4 The Board has determined that placement of a limit order constitutes a transaction requiring approval, and the limit order must be placed within two days from the date of approval. Implementation of a limit order in accordance with its approved terms is a ministerial act which occurs in the future by the terms of the limit order, and does not require approval. A change of terms in, or withdrawal of, a standing limit order is an investment decision for which clearance must be obtained.

EXHIBIT A

                          STATEMENT ON INSIDER TRADING

      The Insider Trading and Securities Fraud Enforcement Act of 1988 ("ITSFEA") requires that all investment advisors and broker-dealers establish, maintain, and enforce written policies and procedures designed to detect and prevent the misuse of material non-public information by such investment advisor and/or broker-dealer, or any person associated with the investment advisor and/or broker-dealer.

      Section 204A of the Investment Advisers Act of 1940 (the "Advisers Act") states that an investment advisor must adopt and disseminate written policies with respect to ITSFEA, and an investment advisor must also vigilantly review, update, and enforce them. Section 204A provides that every person subject to
Section 204 of the Advisers Act shall be required to establish procedures to prevent insider trading.

      Each investment advisor who acts as such for any series of The World Funds, Inc. (the "Investment Company") and each broker-dealer which acts as principal underwriter to any series of the Investment Company has adopted the following policy, procedures, and supervisory procedures in addition to the Investment Company's Code of Ethics. Throughout this document the investment advisor(s) and principal underwriter(s) shall collectively be called the "Providers".

                               SECTION I - POLICY

      The purpose of this Section 1 is to familiarize the officers, directors, and employees of the Providers with issues concerning insider trading and to assist them in putting into context the policy and procedures on insider trading.

Policy Statement:

      No person to whom this Statement on Insider Trading applies, including officers, directors, and employees, may trade, either personally or on behalf of others (such as mutual funds and private accounts managed by a Provider) while in possession of material, non-public information; nor may any officer, director, or employee of a Provider communicate material, non-public information to others in violation of the law. This conduct is frequently referred to as "insider trading." This policy applies to every officer, director, and employee of a Provider and extends to activities within and outside their duties as a Provider. It covers not only personal transactions of covered persons, but indirect trading by family, friends and others, or the non-public distribution of inside information from you to others. Every officer, director, and employee must read and retain this policy statement. Any questions regarding the policy and procedures should be referred to the compliance officer.

      The term "insider trading" is not defined in the Federal securities laws, but generally is used to refer to the use of material non-public information to trade in securities (whether or not one is an "insider") or the communications of material nonpublic information to others who may then seek to benefit from such information.

      While the law concerning insider trading is not static, it is generally understood that the law prohibits:

          (a)  trading by an insider, while in possession of material
non-public    information, or

          (b)  trading  by  a  non-insider,  while  in  possession  of
material  non-public   information,   where  the  information   either
was disclosed to the non-insider in violation of an insider's duty to keep it confidential or was misappropriated, or

          (c)  communicating material non-public information to others.

      The elements of insider trading and the penalties for such unlawful conduct are discussed below.

1. Who is an Insider? The concept of "insider" is broad. It includes officers, directors, and employees of a company. In addition, a person can be a "temporary insider" if he or she enters into a special confidential relationship in the conduct of a company's affairs and as a result is given access to information solely for the company's purposes. A temporary insider can include, among others, a company's attorneys, accountants, consultants, bank lending officers, and the employees of such organizations. In addition, an investment advisor may become a temporary insider of a company it advises or for which it performs other services. According to the Supreme Court, the company must expect the outsider to keep the disclosed non-public information confidential and the relationship must at least imply such a duty before the outsider will be considered an insider.

2. What is Material Information? Trading on inside information can be the basis for liability when the information is material. In general, information is "material" when there is a substantial likelihood that a reasonable investor would consider it important in making his or her investment decisions, or information that is reasonably certain to have a substantial effect on the price of a company's securities. Information that officers, directors, and employees should consider material includes, but is not limited to: dividend changes, earnings estimates, changes in previously released earnings estimates, significant merger or acquisition proposals or agreements, major litigation, liquidation problems, and extraordinary management developments.

3. What is Non-Public Information? Information is non-public until it has been effectively communicated to the market place. One must be able to point to some fact to show that the information is generally public. For example, information found in a report filed with the SEC, or appearing in Dow Jones, Reuters Economic Services, the Wall Street Journal or other publications of general circulation would be considered public. (Depending on the nature of the information, and the type and timing of the filing or other public release, it may be appropriate to allow for adequate time for the information to be "effectively" disseminated.)

4. Reason for Liability. (a) Fiduciary duty theory - in 1980 the Supreme Court found that there is no general duty to disclose before trading on material non-public information, but that such a duty arises only where there is a direct or indirect fiduciary relationship with the issuer or its agents. That is, there must be a relationship between the parties to the transaction such that one party has a right to expect that the other party will disclose any material non-public information or refrain from trading. (b) Misappropriation theory - another basis for insider trading liability is the ,'misappropriation" theory, where liability is established when trading occurs on material non-public information that was stolen or misappropriated from any other person.

5. Penalties for Insider Trading. Penalties for trading on or communicating material non-public information are severe, both for individuals and their employers. A person can be subject to some or all of the penalties below even if he or she does not personally benefit from the violation. Penalties include:

o     civil injunctions
o     treble damages
o     disgorgement of profits
o     jail sentences
o fines for the person who committed the violation of up to three times the profit gained or loss avoided, whether or not the person actually benefited, and
o fines for the employer or other controlling person of up to the greater of $1 million or three times the amount of the profit gained or loss avoided.

      In addition, any violation of this policy statement can be expected to result in serious sanctions by a Provider, including dismissal of the persons involved.

                             SECTION II - PROCEDURES

      The following procedures have been established to aid the officers, directors, and employees of a Provider in avoiding insider trading, and to aid in preventing, detecting, and imposing sanctions against insider trading. Every officer, director, and employee of a Provider must follow these procedures or risk serious sanctions, including dismissal, substantial personal liability, and/or criminal penalties. If you have any questions about these procedures you should consult the compliance officer.

     1. Identifying Inside Information. Before trading for yourself or others, including investment companies or private accounts managed by a Provider, in the securities of a company about which you may have potential inside information, ask yourself the following questions:

     i. Is the information material? Is this information that an investor would consider important in making his or her investment decisions? Is this information that would substantially affect the market price of the securities if generally disclosed?

    ii. Is the information non-public? To whom has this information been provided? Has the information been effectively communicated to the marketplace by being published in Reuters, The Wall Street Journal or other publications of general circulation?

      If, after consideration of the above, you believe that the information is material and non-public, or if you have questions as to whether the information is material and non-public, you should take the following steps:

          (a)  Report the matter immediately to the compliance officer.

          (b)  Do not  purchase  or sell the  security  on behalf of yourself
or        others,   including  investment  companies  or  private
accounts  managed by a Provider.

          (c)  Do not communicate the information to anybody,  other than to
the   compliance official.

          (d) After the compliance official has reviewed the issue, you will be instructed to either continue the prohibitions against trading and communication, or you will be allowed to communicate the information and then trade.

2.  Personal  Security  Trading.  Ail  officers,  directors,  and employees of a
Provider (other than officers, directors and employees who are required to report their securities transactions to a registered investment company in accordance with a Code of Ethics) shall submit to the compliance officer, on a quarterly basis, a report of every securities transaction in which they, their families (including the spouse, minor children, and adults living in the same household as the officer, director, or employee), and trusts of which they are trustees or in which they have a beneficial interest have participated, or at such lesser intervals as may be required from time to time. The report shall include the name of the security, date of the transaction, quantity, price, and broker-dealer through which the transaction was effected. Ail officers, directors and employees must also instruct their broker(s) to supply the compliance officer, on a timely basis, with duplicate copies of confirmations of all personal securities transactions and copies of all periodic statements for all securities accounts.

3. Restricting Access to Material Non-public Information. Any information in your possession that you identify as material and non-public may not be communicated other than in the course of performing your duties to anyone, including persons within your company, except as provided in paragraph I above.

In addition, care should be taken so that such information is secure. For example, files containing material non-public information should be sealed; access to computer files containing material non-public information should be restricted.

4. Resolving Issues Concerning Insider Trading. If, after consideration of the items set forth in paragraph 1, doubt remains as to whether information is material or non-public, or if there is any unresolved question as to the applicability or interpretation of the foregoing procedures, or as to the propriety of any action, it must be discussed with the compliance officer before trading or communicating the information to anyone.

                              SECTION III - SUPERVISION

      The role of the compliance officer is critical to the implementation and maintenance of this Statement on Insider Trading. These supervisory procedures can be divided into two classifications, (1) the prevention of insider trading, and (2) the detection of insider trading.

1.    Prevention of Insider Trading:
      ------------------------------

      To prevent insider trading the compliance official should:

          (a) answer promptly any questions regarding the Statement on Insider Trading;

          (b) resolve issues of whether information received by an officer, director, or employee is material and nonpublic;

          (c) review and ensure that officers, directors, and employees review, at least annually, and update as necessary, the Statement on Insider Trading; and

          (d) when it has been determined that an officer, director, or employee has material non-public information, (i) implement measures to prevent dissemination of such information, and
(ii) if necessary, restrict officers, directors, and employees from trading the securities.

2.    Detection of Insider Trading:
      -----------------------------


To detect insider trading, the Compliance Officer should:

      (a) review the trading activity reports filed by each officer, director, and employee, to ensure no trading took place in securities in which the Provider has material non-public information;

      (b) review the trading activity of the mutual funds managed by the investment advisor and the mutual funds which the broker-dealer acts as principal underwriter;

      (c) coordinate, if necessary, the review of such reports with other appropriate officers, directors, or employees of a Provider and The World Funds, Inc.

3.    Special Reports to Management:
      ------------------------------

      Promptly, upon learning of a potential violation of the Statement on Insider Trading, the Compliance Officer must prepare a written report to management of the Provider, and provide a copy of such report to the Board of Directors of The World Funds, Inc., providing full details and recommendations for further action.

4.    Annual Reports:
      ---------------

      On an annual basis, the Compliance Officer of each Provider will prepare a written report to the management of the Provider, and provide a copy of such report to the Board of Directors of The World Funds, Inc., setting forth the following:

          (a) a summary of the existing procedures to detect and prevent insider trading;

          (b) full details of any investigation, either internal or by a regulatory agency, of any suspected insider trading and the results of such investigation;

          (c) an evaluation of the current procedures and any recommendations for improvement.

EXHIBIT B

          POLICY AND PROCEDURES TO DETECT AND PREVENT INSIDER TRADING

                                       for

                   INTERNATIONAL ASSETS HOLDING CORPORATION

                       INTERNATIONAL ASSETS ADVISORY CORP.

                              INTLTRADER.COM, INC.

                          GLOBAL ASSETS ADVISORS, INC.

       REVISED November, 1999

Table of Contents

Table of Contents                                          2

POLICY AND PROCEDURES                                      3

SECTION I   POLICY STATEMENT ON INSIDER TRADING            3

SECTION II  PROCEDURES TO IMPLEMENT INTERNATIONAL ASSETS
POLICY TO PREVENT INSIDER TRADING                          6


SECTION III PROCEDURES REGARDING TRADING SHARES OF
INTERNATIONAL ASSETS HOLDING CORPORATION                   7


SECTION IV  SUPERVISORY PROCEDURES                        10

POLICY AND PROCEDURES OF INTERNATIONAL ASSETS HOLDING CORPORATION AND ITS SUBSIDIARIES DESIGNED TO DETECT AND PREVENT INSIDER TRADING

     Congress passed and the President signed into law the Insider Trading and Securities Fraud Enforcement Act of 1988 that requires every Broker/Dealer and its related companies to institute, maintain and enforce a policy with accompanying procedures to detect and prevent insider trading. International
Assets has addressed this requirement in the three sections that follow. Sections I and II are intended for all employees. Section III is directed to Supervisors who are responsible for maintenance of the policy and procedures.

SECTION I.  POLICY STATEMENT ON INSIDER TRADING
     International Assets Holding Corporation, International Assets Advisory Corp., INTLTRADER.COM, INC. and Global Assets Advisors forbid any officer, director, or employee from trading, either personally or on behalf of others, on material, nonpublic information or communicating material, nonpublic information to others in violation of the law. This conduct is frequently referred to as "insider trading". International Assets' policy applies to every officer, director and employee and extends to activities within and outside their duties at these firms. Every officer, director and employee must read and retain this policy statement. Any questions regarding this policy should be referred to Nancey McMurtry. The term "insider trading" is not defined in the federal securities laws, but generally is used to refer to the use of material, non-public information to trade in securities (whether or not one is an "insider") or to the communication of material, non-public information to others. While the law concerning insider trading is continually changing, it is generally understood that the law prohibits:

       (1) Trading by an insider, while in possession of material, non-public information, or;

       (2) Trading by a non-insider,  while in possession of material
       non-public information,   where  the   information   either  was
       disclosed to the non-insider in violation of an insiders duty to keep it confidential or as misappropriated, or;

       (3) Communicating material, non-public information to others.

       The elements of insider trading and the penalties for such unlawful conduct are discussed below.

       1.  Who is an Insider?

       The concept of insider is broad. It includes officers, directors, and employees of a company. In addition, a person can be a temporary insider if he/she enters into a special confidential relationship in the conduct of a company's affairs and as a result is given access to information solely for the company's purposes. A temporary insider can include a company's attorneys, accountants, consultants, bank lending officers, and the employees of such organizations. According to the Supreme Court, the company must expect the outsider to keep the disclosed non-public information confidential and the relationship must at least imply such a duty before the outsider will be considered an insider.

       2. What is Material Information?

       Trading on inside information is not a basis for liability unless the information is material. "Material information" is generally defined as information for which there is a substantial likelihood that a reasonable investor  would  consider it  important  in making his or her
investment decisions,   or  information  that  is  reasonably   certain  to
have  a substantial  effect on the price of a company's  securities.
Information that  officers,   directors,   and  employees  should  consider
material includes, but is not limited to: dividend changes, earnings estimates, changes in previously released earnings estimates, significant merger or acquisition proposals or agreements, major litigation, liquidation problems, and extraordinary management developments.

       Material information does not have to relate to a company's business.

     For example, information about the contents of a forthcoming newspaper column which could have an effect on the market price of the security is material. In just such a case, a WALL STREET JOURNAL reporter was found criminally liable for disclosing to others the dates and names of companies that would appear in the JOURNAL and whether or not the reports were favorable.

       3.  What is Non-public Information?

     Information is non-public until it has been communicated to the market place. One must be able to point to some fact to show that the information is generally public. For example, information filed with the SEC, or appearing in a newspaper or reported on a news broadcast would be considered public.

       4.  Penalties for Insider Trading
     Penalties for trading on or communicating material, non-public information are severe, both for the individuals involved and their employers. A person can be subject to some or all of the penalties below even if he/she does not personally benefit from the violation. Penalties include:

           Civil injunctions

           Treble damages

           Disgorgement of profits

           Jail sentences

     Fines for the persons who committed the violation of up to three times the profit gained or loss avoided, whether or not the person actually benefited, and Fines for the employer or other controlling persons of up to the greater of $1,000,000 or three times the amount of the profit gained or loss avoided. In addition, any violation of this policy statement can be expected to result in serious sanctions by International Assets companies, including dismissal of the persons involved. Remember, it is not a violation to possess inside information. It is a violation to act on it or pass it to someone else.

SECTION II.     PROCEDURES TO IMPLEMENT INTERNATIONAL ASSETS' POLICY  AGAINST
----------      ------------------------------------- -----------------------
INSIDER TRADING
---------------
     The following procedures have been established to aid the officers, directors and employees of International Assets companies in avoiding insider trading, and to aid these companies in preventing, detecting, and imposing sanctions against insider trading. Every officer, director, and employee of this firm must follow these procedures or risk serious liability. If you have any questions about these procedures you should consult Nancey McMurtry.

       1.  Identifying Inside Information
     Before trading for yourself or others, in the securities of a company about which you have potential inside information, ask yourself the following questions:

     A. Is the information material? Is this information that an investor would consider important in making an investment decision? Is this information that could change his investment decision? Is this information that would substantially affect the market price of the security?

     B. Is the information non-public? To whom has this information been provided? Has it been communicated by broadcast or printed publication? If, after consideration of the above, you believe that the information is material and non-public, or if you have questions as to whether the information is "inside", you should take the following steps.

           a. Report the matter immediately to Nancey McMurtry, Brent Bessire or Diego Veitia, as appropriate.

           b. Do not purchase or sell the securities on behalf of yourself or others.

           c.   Do not communicate  the  information  inside or outside of
       any International Assets company other  than  to  the   individuals
       name above.

           d. After the issue has been reviewed, you will be advised to continue the restriction against trading or you will be allowed to trade and communicate the information.

       2.  Personal Securities Trading

       All officers, directors, and employees of International Assets companies who maintain a securities account with International Assets Advisory Corp. or INTLTRADER.COM, INC. shall maintain that account under an "employee" number. Trades shall be reviewed on a monthly basis for compliance purposes.

       3.  Securities Traded Outside of IAAC or INTL

     All officers, directors, and employees of International Assets companies who maintain a securities account with a firm other than IAAC or INTL must make a request in writing prior to opening or to maintain this account. The Compliance Department must receive duplicate confirmations and statements of all trading activity.

     4. Restricting Access to Material Non-public Information Information in your possession that you identify as material and non-public may not be communicated to anyone, including persons within IAHC companies, except as identified above. In addition, care should be taken that such information is secure. For example, files containing inside information should be locked; access to computer files should be restricted.

       5.  Dealing with Clients Who May Possess Inside Information

     Be alert to unusual trading patterns of established clients. Question why a client who normally relies on brokerage recommendations or normally purchases 1,000 share lots now wants to buy 10,000 shares of a particular company unsolicited. If you receive a large order from a client who is an employee of the company whose stock he is buying, question his reasons. If you determine that the client is probably trading on inside information, you must refuse the trade. Report the matter to Nancey McMurtry, Brent Bessire or Diego Veitia, as appropriate.

SECTION III.    PROCEDURES REGARDING TRADING SHARES OF
                    INTERNATIONAL ASSETS HOLDING CORPORATION

     There are additional considerations for individuals who are employed by companies which are publicly owned and traded. The SEC, in its attempt to assure a fair and open market for members of the investing public, have added a number of regulations to its books which particularly affect directors, officers and employees of publicly traded companies. It is essential for the company to adopt internal procedures relating to these requirements.

       1. Communications to shareholders or other individuals in the investing public who are not insiders.

     The Company is required to file quarterly reports with the SEC which include financial data from the previous quarter. Until this information is filed with the SEC it is inside information which may not be disclosed and the Company should be certain that there are no leaks or inadvertent disclosures when release of this information is inappropriate. The Company is required to file an annual report on Form 10-K within 90 days after each fiscal year-end. Until such report is filed, much of the information contained therein may be considered inside information and should not be released without due consideration.

       2.  Individual responsibility regarding insider trading.

     No individual, regardless of his position with the Company, should purchase or sell the Company's stock while in possession of material information which is not yet publicly disseminated. This prohibition applies to anyone in the Company at any level, and even to persons not employed by the Company if they have access by any means to material non-public information about the Company. Thus, inside information may not be disclosed to friends, relatives or others even though the insider does not share in the profits realized by another. As part of its procedures to prohibit insider trading, the Company will employ a "restricted period". A restricted notice will be distributed to all employees and directors advising them that during the time period announced no employee or employee -related account may buy or sell the Company's stock. This period will usually encompass seven days prior to the anticipation of a news release and seven days following the release. No trades by employees or directors will be allowed during this time period.

       3.  Short-Swing Profit Recapture

       There are special provisions which apply to every director, officer and beneficial owner of 10% of the outstanding securities of the Company.
Any profit realized on a purchase and sale of stock within a six-month period is recoverable by the Company. For this provision, it does not matter whether the purchase or sale occurs first. Transactions are paired so as to match the lowest purchase price and the highest sale price within a six-month period. The profit must be given up to the Company regardless of whether such person actually was in possession of material non-public information. Good faith on part of the shareholder is no defense. These provisions require advance planning on the part of the individuals involved. If you have any doubts, please seek advice prior to the purchase or sale of any Company stock.

       4.  Prohibition on Short Sales
     Section 16(c) of the 1934 Act prohibits the Company's directors, officers, and 10% shareholders from making short sales of any security of the Company. A short sale is purely a trading activity and is presumed to have such an inherent potential for speculative abuse by an insider as to require absolute prohibition. As part of the procedures, IAAC and INTL will require that all transactions for shares of International Assets Holding Corporation be acknowledged by a principal of the firm by initialing the order ticket for accounts of employees and directors.

                        CERTIFICATION AND ACKNOWLEDGMENT

By signing below, I hereby certify that:

I have read and understand the International Assets Holding Corporation Policy and Procedures to Detect and Prevent Insider Trading which applies to all subsidiaries. I agree to conduct my future activities in compliance with insider trading laws and the company's policies and procedures relating thereto.

In the last twelve months I have not effected securities transactions which were based on inside information, nor have I improperly transmitted, or otherwise misused, inside information in my possession.

-------------------------------------               ----------------------
                 NAME                               DATE





SECTION IV.  SUPERVISORY PROCEDURES


     The role of the supervisor is critical to the implementation and maintenance of International Assets' policy and procedures against insider trading. Procedures can be divided into two classifications -- prevention of insider trading and detection of insider trading.

        1. Prevention of Insider Trading

           To prevent insider trading, IAAC, INTL and GAA will:

           A. Provide continuing education programs concerning insider trading.

                (1) Every officer, director, and employee must annually read the firms insider trading policy and acknowledge in writing that he has
done    so.

                (2) The subject of insider trading will be discussed during the firm's annual compliance meeting.

                (3)  Current  news  items  and  changing   legislation  will
be  discussed at IAAC and INTL sales meetings.

           B.   Answer questions regarding policy and procedures.

           C.   Resolve issues of whether information received by  an
       officer, director or employee of this firm is     material      and
       non-public.

           D. Review on a continuing basis and update when necessary policy and procedures.

           E.   When it has been determined that an officer,  director,
       or  employee  of  IAAC,   INTL  or  GAA  has   material   nonpublic
       information,

                (1)  Implement measures to prevent dissemination   of
       such information, and

                (2) If necessary, restrict officers, directors and employees from trading the securities.

           F. Restrict access to files most likely to contain inside information.

                (1)  Trading Department of IAAC
                (2)  Research Department of IAAC
                (3) Underwriting Department of IAAC

                     (when pertinent)
                (4)  Accounting Department
                (5)  Access persons of GAA

           G. Require all employee trades over $10,000 to be approved in advance.

           H. Require all employee and director trades of International Assets Holding Corporation stock to be initialed in advance of the transaction.

           H. Instruct account representatives to question unusually large orders or a series of orders placed by a client for a particular security.

           I.   Any employee accounts with other firms must be
       requested  in  writing  and   approved.   If  approved,   duplicate
       confirmations and statements must be    received  and  reviewed  by
       our firm.

       2.  Detection of Insider Trading

                To detect insider trading, IAAC , INTL, and GAA will:

           A. Review the trading activity of all employees, officers and directors.

           B.   Review trading activity in the IAAC trading   account.

           C.   Question   any  unusual   trading   activity  in  employee
       accounts.

           D.   Review clients' trading activity on a periodic     basis.

       3.  Reports to Management

     Upon learning of a potential violation of the Policy and Procedures to Detect and Prevent Insider Trading, the Compliance Department will prepare a written report to Diego Veitia, President, providing full details and recommendations for further action.

       4.  Annual Report to Management

     On an annual basis, the Compliance Department will prepare a written report to Diego Veitia, President, giving (1) a review of any instance of suspected insider trading and the results of such investigation, 2) an evaluation of the current procedures and any recommendations for changes, (3) a current status of the education program.

EXHIBIT C

                      INTERNATIONAL ASSETS ADVISORY CORP.

                                 CODE OF ETHICS

                                 INITIAL REPORT

To the Compliance Officer of International Assets Advisory Corp.:

      1. I hereby acknowledged receipt of a copy of the Code of Ethics for International Assets Advisory Corp.

      2. I have read and understand the Code and recognize that I am subject thereto in the capacity of "Underwriter Personnel."

      3. Except as noted below, I hereby certify that I have no knowledge of the existence of any personal conflict of interest relationship which may involve the Underwriter or the Investment Company, such as any economic relationship between my transactions and securities held or to be acquired by the Investment Company.

      4. As of the date below I had a direct or indirect beneficial ownership in the following securities:


Name of Security               Number of Shares          Type of Interest
(Direct or Indirect)

Date:______________________________________
Signature:________________________________


 -------------------------------------------
 Print Name

EXHIBIT D

                      INTERNATIONAL ASSETS ADVISORY CORP.
                                 CODE OF ETHICS

                                  ANNUAL REPORT

To the Compliance Officer of International Assets Advisory Corp.:

      1. I have read and understand the Code and recognize that I am subject thereto in the capacity of "Underwriter Personnel."

      2. I hereby certify that, during the year ended December 31, 2___ , I have complied with the requirements of the Code and I have reported all securities transactions required to be reported pursuant to the Code.

      3. Except as noted below, I hereby certify that I have no knowledge of the existence of any personal conflict of interest relationship which may involve the Underwriter or the Investment Company, such as any economic relationship between my transactions and securities held or to be acquired by the Investment Company.

      4. As of December 31, 2___ , I had a direct or indirect beneficial ownership in the following securities:


Name of Security               Number of Shares          Type of Interest
(Direct or Indirect)

Date:___________________________________
Signature:___________________________




-----------------------------------------
Print Name

1

EXHIBIT E

                        INTERNATIONAL ASSETS ADVISORY CORP.

                               Securities Transactions Report

For the Calendar Quarter

Ended:___________________________________________________________

To the Compliance officer of  International Assets Advisory Corp.:

      During the quarter referred to above, the following transactions were effected in securities of which I had, or by reason of such transaction acquired, direct or indirect beneficial ownership and which are required to be reported pursuant to the Code of Ethics adopted by International Assets Advisory
Corp.:

SECURITY   DATE OF    NO. OF    DOLLAR      NATURE OF     PRICE
BROKER-DEALER
           TRANS.     SHARES    AMOUNT OF   TRANSACTION            OR BANK
                                TRANS.      (Purchase,             THROUGH
                                             Sale,                 WHOM
                                             Other)                EFFECTED

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------



      This report (i) excludes transactions with respect to which I had no direct or indirect influence or control, (ii) other transactions not required to be reported, and (iii) is not an admission that I have or had any direct or indirect beneficial ownership in the securities listed above.

      Except as noted on the reverse side of this report, I hereby certify that I have no knowledge of the existence of any personal conflict of interest relationship which may involve the Investment Company, such as the existence of any economic relationship between my transactions and securities held or to be acquired by the Investment Company.

Date:________________________________
Signature:_______________________________________


------------------------------------
Print Name

EX-99.p(3)

                          GLOBAL ASSETS ADVISORS, INC.

                                 CODE OF ETHICS

                                       AND

                          STATEMENT ON INSIDER TRADING

Adopted 5/4/00

CODE OF ETHICS

                          GLOBAL ASSETS ADVISORS, INC.

      Rule 17j-1 under the Investment Company Act of 1940 (the "Act") requires registered investment companies, ("investment companies") and their investment advisors, and principal underwriters to adopt written codes of ethics designed to prevent fraudulent trading by those persons covered under Rule 17j-1. Rule 17j-1 also makes it unlawful for certain persons, including any officer or director of an advisor, in connection with the purchase or sale by such person of a security held or to be acquired by an investment company to:

          1.   employ any device,  scheme or artifice to defraud the
investment   company;

          2. make to the investment company any untrue statement of a material fact or omit to state to the investment company a material fact necessary in order to make the statements made, in light of the circumstances under which they are made, not misleading;

          3. engage in any act, practice or course of business which operates or would operate as a fraud or deceit upon the investment company; or

          4.   engage  in  any   manipulative   practice  with  respect  to
the  investment company.

      Rule 17j-1 also requires that each investment company and its affiliates use reasonable diligence, and institute procedures reasonably necessary, to prevent violations of its code of ethics.

      In addition to Rule 17j-1 of the Act, the Insider Trading and Securities Fraud Enforcement Act of 1988 ("ITSFEA") requires that all investment advisors and broker-dealers establish, maintain, and enforce written policies and procedures designed to detect and prevent the misuse of material non-public information by such investment advisor and/or broker-dealer. Section 204A of the Investment Advisors Act of 1940 (the "Advisors Act") states that an investment advisor must adopt and disseminate written policies with respect to ITSFEA, and an investment advisor must also vigilantly review, update, and enforce them.

Section 204A provides that every person subject to Section 204 of the Advisors Act shall be required to establish procedures to prevent insider trading.

      Attached to this Code of Ethics (the "Code"), as Exhibit A, is a Statement on Insider Trading from The World Funds, Inc. Any investment advisor who acts as such for any series of The World Funds, Inc. (the "Investment Company") must comply with the policy and procedures outlined in the Statement on Insider Trading unless such investment advisor has adopted a similar policy and procedures with respect to insider trading which are determined by the Investment Company's Board of Directors to comply with ITSFEA's requirements.

     Global Assets Advisors, Inc. (the "Advisor") believes its Statement on Insider Trading has similar polices and procedures and has submitted such to the Investment Company's Board of Directors. The Advisor's Statement is attached as Exhibit B.

This Code is being adopted by the Advisor, (1) for implementation with respect to covered persons of the Advisor and as they relate to an Investment Company.

                         STATEMENT OF GENERAL PRINCIPLES

      This Code is based on the principle that the officers, directors, and employees of the Advisor owe a fiduciary duty to the shareholders of the Investment Company and, therefore, the Advisor's personnel must place the shareholders' interests ahead of their own. The Advisor's personnel must also avoid any conduct which could create a potential conflict of interest, and must ensure that their personal securities transactions do not in any way interfere with the Investment Company's portfolio transactions and that they do not take inappropriate advantage of their positions. All persons covered by this Code must adhere to these general principles as well as the Code's specific provisions, procedures, and restrictions.

                                     DEFINITIONS

      For purposes of this Code:

      "Advisor" means Global Assets Advisors, Inc.

      "Investment Company" means a company registered as such under the Investment Company Act of 1940 and for which the Adviser is the investment advisor.

      "Access Person" means any director, officer, or advisory person of the Advisor who, with respect to an investment company, makes any recommendation regarding the purchase or sale of a security by such investment company, participates in the determination of which recommendation shall be made, or whose principal function or duties relate to the determination of which recommendation shall be made to an investment company; or who, in connection with his or her duties, obtains any information concerning securities recommendations being made by the Adviser to an investment company.

      "Advisory Person" With respect to an Investment Advisor, an Advisory Person means any director, officer, general partner, or employee who, in connection with his/her regular functions or duties, makes, participates in, or obtains current information regarding the purchase or sale of a security by the Investment Company, or whose functions relate to the making of any recommendations with respect to such purchases or sales, including any natural person in a control relationship to the Investment Company who obtains current information concerning recommendations made with regard to the purchase or sale of a security by the Investment Company.

      "Investment Personnel" shall mean any securities analyst, portfolio manager, or a member of an investment committee who is directly involved in the decision making process as to whether or not to purchase or sell a portfolio security and those persons who provide information and advice to an Investment Company Portfolio Manager or who help execute an Investment Company Portfolio Manager's decisions.

      "Portfolio Manager" shall mean an employee of the Advisor entrusted with the direct responsibility and authority to make investment decisions affecting the Investment Company.

      "Beneficial Ownership" shall be as defined in Section 16 of the Securities Exchange Act of 1934 and the rules and regulations thereunder, which, generally speaking, encompass those situations where the beneficial owner has the right to enjoy some economic benefits which are substantially equivalent to ownership regardless of who is the registered owner. This would include:

          (i) securities which a person holds for his or her own benefit either in bearer form, registered in his or her own name or otherwise, regardless of whether the securities are owned individually or jointly;

          (ii) securities held in the name of a member of his or her immediate family sharing the same household;

          (iii)securities held by a trustee, executor, administrator, custodian or broker;

          (iv) securities owned by a general  partnership of which the person
is   a member  or a  limited  partnership  of which  such  person is a  general partner;

          (v) securities held by a corporation which can be regarded as a personal holding company of a person; and

          (vii)securities recently purchased by a person and awaiting transfer into his or her name.

      "Security" shall have the meaning set forth in Section 2(a)(36) of the Act, except that it shall not include shares of registered open-end investment companies, securities issued by the Government of the United States or by Federal agencies which are direct obligations of the United States, bankers' acceptances, bank certificates of deposits, and commercial paper. A future or an option on a future will be deemed to be a security subject to this Code.

      "Purchase or sale of a security" includes the writing of an option to purchase or sell a security.

      A security is "being considered for purchase or sale" or is "being purchased or sold" when a recommendation to purchase or sell the security has been made by the Advisor and such determination has been communicated to the Investment Company. With respect to the Investment Advisor making the recommendation, a security is being considered for purchase or sale when an officer, director or employee of such Investment Advisor seriously considers making such a recommendation.

      Solely for purposes of this Code, any agent of the Advisor charged with arranging the execution of a transaction shall be subject to the reporting requirements of this Code as to any such security as and from the time the security is identified to such agent as though such agent was an Investment Advisor hereunder.

      NOTE: An officer or employee of the Investment Advisor whose duties do not include the advisory functions described above, who does not have access to the advisory information contemplated above, and whose assigned place of employment is at a location where no investment advisory services are performed for the Investment Company, is not an "Advisory Person" or an "Access Person" unless actual advance knowledge of a covered transaction is furnished to such person.

                             PROHIBITED TRANSACTIONS

      Advisor Personnel shall not engage in any act, practice or course of conduct which would violate the provisions of Rule 17j-1 set forth above. No Access Person or Advisory Person shall purchase or sell, directly or indirectly any security in which he/she has, or by reason of such transaction acquires, any direct or indirect beneficial ownership and which, to his/her actual knowledge, at the time of such purchase or sale (i) is being considered for purchase or sale by the Investment Company; or (ii) is being purchased or sold by the Investment Company; except that the prohibitions of this section shall not apply to:

      (1) purchases or sales affected in any account over which the Access Person or Advisory Person has no direct or indirect influence
or   control;

      (2) purchases or sales which are non-volitional on the part of either the Access Person, the Advisory Person, or the Investment Company;

      (3) purchases which are part of an automatic dividend reinvestment or other plan established by Advisor Personnel prior to the time the security involved came within the purview of this Code; and

      (4) purchases effected upon the exercise of rights issued by an issuer pro rata to all holders of a class of its Securities, to the extent such rights were acquired from such issuer, and sales of such rights so acquired.

                   PROHIBITED TRANSACTIONS BY INVESTMENT PERSONNEL

No Investment Personnel shall:
(c)   acquire any securities in an initial public offering; or
(d) acquire securities in a private placement without prior written approval of the Advisor's compliance officer or other officer designated by the Board of Directors.

      In considering a request to invest in a private placement, the Advisor's compliance officer will take into account, among other factors, whether the investment opportunity should be reserved for the Investment Company, and whether the opportunity is being offered to Investment Personnel by virtue of their/his/her position with the Advisor. Should Investment Personnel be authorized to acquire securities through a private placement, they/he/she shall, in addition to reporting the transaction on the quarterly report to the Investment Company, disclose the interest in that investment to other Investment Personnel participating in that investment decision if and when they/he/she plays a part in the Advisor's subsequent consideration of an investment in that issuer. In such a case, the Advisor's decision to purchase securities of that issuer will be subject to an independent review by Investment Personnel who have no personal interest in the issuer.

                                BLACKOUT PERIODS

      No Access Person or Advisory Person shall execute a securities transaction on a day during which the Advisor has a pending "buy" or "sell" order in that same security until that order is executed or withdrawn. In addition, a Portfolio Manager is expressly prohibited from purchasing or selling a security within seven (7) calendar days before or after the Investment Company that he/she manages trades in that security.

      The foregoing prohibition of personal transactions during the seven day period following the execution of a transaction for the Investment Company shall not apply with respect to a security when the portfolio manager certifies in writing to the Compliance Officer that the Investment Company's trading program in that security is complete. Each transaction authorized by the Compliance Officer pursuant to this provision shall be reported to the Board by the Compliance Officer for review at the Board's next regular meeting.

      Should Advisor Personnel trade within the proscribed period, such trade should be canceled if possible. If it is not possible to cancel the trade, all profits from the trade must be disgorged and the profits will be paid to a charity selected by the Advisor Personnel and approved by the officers of the Investment Company.

      The prohibitions of this section shall not apply to:

          (1) purchases or sales affected in any account over which the Access Person or Advisory Person has no direct or indirect influence or control if the person making the investment decision with respect to such account has no actual knowledge about the Investment Company's pending "buy" or "sell" order;

          (2) purchases or sales which are non-volitional on the part of either the Access Person, the Advisory Person, or the Investment Company;

          (3) purchases which are part of an automatic dividend reinvestment or other plan established by Advisor Personnel prior to the time the security involved came within the purview of this Code; and

          (4) purchases effected upon the exercise of rights issued by an issuer pro rata to all holders of a class of its securities, to the extent such rights were acquired from such issuer, and sales of such rights so acquired.

                               SHORT-TERM TRADING

      No Investment Personnel shall profit from the purchase and sale, or sale and purchase, of the same (or equivalent) securities which are owned by the Investment Company or which are of a type suitable for purchase by the Investment Company, within sixty (60) calendar days. Any profits realized on such short-term trades must be disgorged and the profits will be paid to a charity selected by the Investment Personnel and approved by the officers of the Investment Company. The compliance officer may permit in writing exemptions to the prohibition of this section, on a case-by-case basis, when no abuse is involved and the equities of the circumstances support an exemption.

                                      GIFTS

      No Investment Personnel shall accept a gift or other thing of more than de minimis value ("gift") from any person or entity that does business with or on behalf of the Advisor or the Investment Company if such gift is in relation to the business of the employer of the recipient of the gift. In addition, any Investment Personnel who receives an unsolicited gift or a gift with an unclear status under this section shall promptly notify the compliance officer and accept the gift only upon written approval of the compliance officer.

                              SERVICE AS A DIRECTOR

      No Investment Personnel shall serve as a director of a publicly traded company absent prior written authorization from the Board of Directors based upon a determination that such board service would not be inconsistent with the interests of the Investment Company and its shareholders.

                              COMPLIANCE PROCEDURES

1. All Advisory Personnel shall pre-clear their personal foreign securities transactions prior to executing an order. A written request must be submitted to the Advisor's compliance officer, and the compliance officer must give his/her written authorization prior to Advisory Personnel placing a purchase or sell order with a broker. Should the compliance officer deny the request, he/she will give a reason for the denial.

      Approved request will remain valid for two (2) business days from the date of the approval.5

2. Advisory Personnel shall instruct their broker(s) to supply the compliance officer, on a timely basis, with duplicate copies of confirmations of all personal securities transactions and copies of all periodic statements for all securities accounts.

3. Advisory Personnel, other than directors or officers required to report their securities transactions to a registered investment advisor pursuant to Rule 204-2(a)(12) or (13) under the Investment Advisors Act, shall submit reports showing all transactions in securities as defined herein in which the person has, or by reason of such transaction acquires, any direct or indirect beneficial ownership.

4. Every report required to be made under subparagraph 3 above shall be made not later than ten (10) days after the end of the calendar quarter in which the transaction to which the report relates was effected. The
report shall  contain  the  following  information   concerning  any
transaction required to be reported therein:

          (a)  the date of the transaction;

          (b)  the title and number of shares;

          (c)  the principal amount involved;

          (d) the nature of the transaction (i.e. purchase, sale, or other type of acquisition or disposition);

          (e)  the price at which the transaction was effected; and

          (f) the name of the broker, dealer or bank with or through whom the transaction was effected.

5. The compliance officer shall identify all Advisory Personnel who have a duty to make the reports required hereunder and shall inform each such person of such duty, and shall receive all reports required hereunder.

6.    The compliance  officer shall promptly report to the Investment
Company's Board of Directors (a) any apparent violation of the prohibitions contained in this Code, and (b) any reported transactions in a security which was purchased or sold by the Investment Company within seven
(7) days before or after the date of the reported transaction.

7. The Investment Company's Board of Directors, or a Committee of Directors created by the Board of Directors for that purpose, shall consider reports made to the Board of Directors hereunder and shall determine whether or not this Code has been violated and what sanctions, if any, should be imposed.

     8. This Code, a list of all persons required to make reports hereunder from time to time, a copy of each report made by Advisor Personnel, each memorandum made by the compliance officer hereunder, and a record of any violation hereof and any action taken as a result of such violation, shall be maintained by the Advisor as required under Rule 17j-1.

     9. Upon the commencement of employment of a person who would be deemed to fall within the definition of "Advisor Personnel", that person must disclose all personal securities holdings to the compliance officer.

10. All Advisor Personnel must report, on an annual basis, all personal securities holdings.

     11. At least annually, all Advisor Personnel will be required to certify that they (a) have read and understand the Code; (b) recognize that they are subject to the requirements outlined therein; (c) have complied with the requirements of the Code; (d) have disclosed and reported all personal securities transactions required to be disclosed; and (e) have disclosed all personal securities holdings.

     12. The Advisor's compliance officer shall prepare an annual report to the Investment Company's Board of Directors. Such report shall (a) include a copy of the Advisor's Code; (b) summarize existing procedures concerning personal investing and any changes in the Code's policies or procedures during the past year; (c) identify any violations of the Code; and (d) identify any recommended changes in existing restrictions, policies or procedures based upon the Advisor's experience under the Code, any evolving industry practices, or developments in applicable laws or regulations.

     13. Notwithstanding the procedures in this Section, an access person need not make a report where the report would duplicate information recorded pursuant to Rules 204-2(a) (12) pr 204-2 (a) (13) under the Investment Advisers Act of 1940.

6 The Board has determined that placement of a limit order constitutes a transaction requiring approval, and the limit order must be placed within two days from the date of approval. Implementation of a limit order in accordance with its approved terms is a ministerial act which occurs in the future by the terms of the limit order, and does not require approval. A change of terms in, or withdrawal of, a standing limit order is an investment decision for which clearance must be obtained.

EXHIBIT A

                          STATEMENT ON INSIDER TRADING

      The Insider Trading and Securities Fraud Enforcement Act of 1988 ("ITSFEA") requires that all investment advisors and broker-dealers establish, maintain, and enforce written policies and procedures designed to detect and prevent the misuse of material non-public information by such investment advisor and/or broker-dealer, or any person associated with the investment advisor and/or broker-dealer.

      Section 204A of the Investment Advisers Act of 1940 (the "Advisers Act") states that an investment advisor must adopt and disseminate written policies with respect to ITSFEA, and an investment advisor must also vigilantly review, update, and enforce them. Section 204A provides that every person subject to
Section 204 of the Advisers Act shall be required to establish procedures to prevent insider trading.

      Each investment advisor who acts as such for any series of The World Funds, Inc. (the "Investment Company") and each broker-dealer which acts as principal underwriter to any series of the Investment Company has adopted the following policy, procedures, and supervisory procedures in addition to the Investment Company's Code of Ethics. Throughout this document the investment advisor(s) and principal underwriter(s) shall collectively be called the "Providers".

                               SECTION I - POLICY

      The purpose of this Section 1 is to familiarize the officers, directors, and employees of the Providers with issues concerning insider trading and to assist them in putting into context the policy and procedures on insider trading.

Policy Statement:

      No person to whom this Statement on Insider Trading applies, including officers, directors, and employees, may trade, either personally or on behalf of others (such as mutual funds and private accounts managed by a Provider) while in possession of material, non-public information; nor may any officer, director, or employee of a Provider communicate material, non-public information to others in violation of the law. This conduct is frequently referred to as "insider trading." This policy applies to every officer, director, and employee of a Provider and extends to activities within and outside their duties as a Provider. It covers not only personal transactions of covered persons, but indirect trading by family, friends and others, or the non-public distribution of inside information from you to others. Every officer, director, and employee must read and retain this policy statement. Any questions regarding the policy and procedures should be referred to the compliance officer.

      The term "insider trading" is not defined in the Federal securities laws, but generally is used to refer to the use of material non-public information to trade in securities (whether or not one is an "insider") or the communications of material nonpublic information to others who may then seek to benefit from such information.

      While the law concerning insider trading is not static, it is generally understood that the law prohibits:

      (a) trading by an insider, while in possession of material non-public information, or

     (b) trading by a non-insider, while in possession of material non-public information, where the information either was disclosed to the non-insider in violation of an insider's duty to keep it confidential or was misappropriated, or

     (c)  communicating material non-public information to others.

      The elements of insider trading and the penalties for such unlawful conduct are discussed below.

1. Who is an Insider? The concept of "insider" is broad. It includes officers, directors, and employees of a company. In addition, a person can be a "temporary insider" if he or she enters into a special confidential relationship in the conduct of a company's affairs and as a result is given access to information solely for the company's purposes. A temporary insider can include, among others, a company's attorneys, accountants, consultants, bank lending officers, and the employees of such organizations. In addition, an investment advisor may become a temporary insider of a company it advises or for which it performs other services. According to the Supreme Court, the company must expect the outsider to keep the disclosed non-public information confidential and the relationship must at least imply such a duty before the outsider will be considered an insider.

2. What is Material Information? Trading on inside information can be the basis for liability when the information is material. In general, information is "material" when there is a substantial likelihood that a reasonable investor would consider it important in making his or her investment decisions, or information that is reasonably certain to have a substantial effect on the price of a company's securities. Information that officers, directors, and employees should consider material includes, but is not limited to: dividend changes, earnings estimates, changes in previously released earnings estimates, significant merger or acquisition proposals or agreements, major litigation, liquidation problems, and extraordinary management developments.

3. What is Non-Public Information? Information is non-public until it has been effectively communicated to the market place. One must be able to point to some fact to show that the information is generally public. For example, information found in a report filed with the SEC, or appearing in Dow Jones, Reuters Economic Services, the Wall Street Journal or other publications of general circulation would be considered public. (Depending on the nature of the information, and the type and timing of the filing or other public release, it may be appropriate to allow for adequate time for the information to be "effectively" disseminated.)

4. Reason for Liability. (a) Fiduciary duty theory - in 1980 the Supreme Court found that there is no general duty to disclose before trading on material non-public information, but that such a duty arises only where there is a direct or indirect fiduciary relationship with the issuer or its agents. That is, there must be a relationship between the parties to the transaction such that one party has a right to expect that the other party will disclose any material non-public information or refrain from trading. (b) Misappropriation theory - another basis for insider trading liability is the ,'misappropriation" theory, where liability is established when trading occurs on material non-public information that was stolen or misappropriated from any other person.

     5. Penalties for Insider Trading. Penalties for trading on or communicating material non-public information are severe, both for individuals and their employers. A person can be subject to some or all of the penalties below even if he or she does not personally benefit from the violation. Penalties include:

o     civil injunctions
o     treble damages
o     disgorgement of profits
o     jail sentences
o fines for the person who committed the violation of up to three times the profit gained or loss avoided, whether or not the person actually benefited, and
o fines for the employer or other controlling person of up to the greater of $1 million or three times the amount of the profit gained or loss avoided.

      In addition, any violation of this policy statement can be expected to result in serious sanctions by a Provider, including dismissal of the persons involved.

                             SECTION II - PROCEDURES

      The following procedures have been established to aid the officers, directors, and employees of a Provider in avoiding insider trading, and to aid in preventing, detecting, and imposing sanctions against insider trading. Every officer, director, and employee of a Provider must follow these procedures or risk serious sanctions, including dismissal, substantial personal liability, and/or criminal penalties. If you have any questions about these procedures you should consult the compliance officer.

     1. Identifying Inside Information. Before trading for yourself or others, inluding investment companies or private accounts managed by a Provider, in the securities of a company about which you may have potential inside information, ask yourself the following questions:

     i. Is the information material? Is this information that an investor would consider important in making his or her investment decisions? Is this information that would substantially affect the market price of the securities if generally disclosed?

     ii. Is the information non-public? To whom has this information been provided? Has the information been effectively communicated to the marketplace by being published in Reuters, The Wall Street Journal or other publications of general circulation?

      If, after consideration of the above, you believe that the information is material and non-public, or if you have questions as to whether the information is material and non-public, you should take the following steps:

      (a)  Report the matter immediately to the compliance officer.

      (b) Do not purchase or sell the security on behalf of yourself or others, including investment companies or private accounts managed by a Provider.

      (c) Do not communicate the information to anybody, other than to the compliance official.

      (d) After the compliance official has reviewed the issue, you will be instructed to either continue the prohibitions against trading and communication, or you will be allowed to communicate the information and then trade.

2.  Personal  Security  Trading.  Ail  officers,  directors,  and employees of a
Provider (other than officers, directors and employees who are required to report their securities transactions to a registered investment company in accordance with a Code of Ethics) shall submit to the compliance officer, on a quarterly basis, a report of every securities transaction in which they, their families (including the spouse, minor children, and adults living in the same household as the officer, director, or employee), and trusts of which they are trustees or in which they have a beneficial interest have participated, or at such lesser intervals as may be required from time to time. The report shall include the name of the security, date of the transaction, quantity, price, and broker-dealer through which the transaction was effected. Ail officers, directors and employees must also instruct their broker(s) to supply the compliance officer, on a timely basis, with duplicate copies of confirmations of all personal securities transactions and copies of all periodic statements for all securities accounts.

3. Restricting Access to Material Non-public Information. Any information in your possession that you identify as material and non-public may not be communicated other than in the course of performing your duties to anyone, including persons within your company, except as provided in paragraph I above.

In addition, care should be taken so that such information is secure. For example, files containing material non-public information should be sealed; access to computer files containing material non-public information should be restricted.

4. Resolving Issues Concerning Insider Trading. If, after consideration of the items set forth in paragraph 1, doubt remains as to whether information is material or non-public, or if there is any unresolved question as to the applicability or interpretation of the foregoing procedures, or as to the propriety of any action, it must be discussed with the compliance officer before trading or communicating the information to anyone.

                              SECTION III - SUPERVISION

      The role of the compliance officer is critical to the implementation and maintenance of this Statement on Insider Trading. These supervisory procedures can be divided into two classifications, (1) the prevention of insider trading, and (2) the detection of insider trading.

1.    Prevention of Insider Trading:
      ------------------------------

      To prevent insider trading the compliance official should:

      (a) answer promptly any questions regarding the Statement on Insider Trading;
      (b) resolve issues of whether information received by an officer, director, or employee is material and nonpublic;
      (c) review and ensure that officers, directors, and employees review, at least annually, and update as necessary, the Statement on Insider Trading; and
      (d) when it has been determined that an officer, director, or employee has material non-public information,

          (i) implement measures to prevent dissemination of such information, and

         (ii) if necessary, restrict officers, directors, and employees from trading the securities.

2.    Detection of Insider Trading:
      -----------------------------


To detect insider trading, the Compliance Officer should:

      (a) review the trading activity reports filed by each officer, director, and employee, to ensure no trading took place in securities in which the Provider has material non-public information;

      (b) review the trading activity of the mutual funds managed by the investment advisor and the mutual funds which the broker-dealer
acts   as principal underwriter;

      (c) coordinate, if necessary, the review of such reports with other appropriate officers, directors, or employees of a Provider and
The    World Funds, Inc.

3.    Special Reports to Management:
      ------------------------------

      Promptly, upon learning of a potential violation of the Statement on Insider Trading, the Compliance Officer must prepare a written report to management of the Provider, and provide a copy of such report to the Board of Directors of The World Funds, Inc., providing full details and recommendations for further action.

4.    Annual Reports:
      ---------------

      On an annual basis, the Compliance Officer of each Provider will prepare a written report to the management of the Provider, and provide a copy of such report to the Board of Directors of The World Funds, Inc., setting forth the following:

      (a) a summary of the existing procedures to detect and prevent insider trading;
      (b)  full  details  of  any  investigation,   either  internal  or  by
           a regulatory agency, of any suspected insider trading and the results of such investigation;
      (c) an evaluation of the current procedures and any recommendations for improvement.

EXHIBIT B

          POLICY AND PROCEDURES TO DETECT AND PREVENT INSIDER TRADING

                                       for

                   INTERNATIONAL ASSETS HOLDING CORPORATION

                       INTERNATIONAL ASSETS ADVISORY CORP.

                              INTLTRADER.COM, INC.

                          GLOBAL ASSETS ADVISORS, INC.

       REVISED November, 1999

Table of Contents

Table of Contents                                          2

POLICY AND PROCEDURES                                      3

SECTION I   POLICY STATEMENT ON INSIDER TRADING            3

SECTION II  PROCEDURES TO IMPLEMENT INTERNATIONAL ASSETS
POLICY TO PREVENT INSIDER TRADING                          6

SECTION III PROCEDURES REGARDING TRADING SHARES OF
INTERNATIONAL ASSETS HOLDING CORPORATION                   7


SECTION IV  SUPERVISORY PROCEDURES                        10

POLICY AND PROCEDURES OF INTERNATIONAL ASSETS HOLDING CORPORATION AND ITS SUBSIDIARIES DESIGNED TO DETECT AND PREVENT INSIDER TRADING


     Congress passed and the President signed into law the Insider Trading and Securities Fraud Enforcement Act of 1988 that requires every Broker/Dealer and its related companies to institute, maintain and enforce a policy with accompanying procedures to detect and prevent insider trading. International
Assets has addressed this requirement in the three sections that follow. Sections I and II are intended for all employees. Section III is directed to Supervisors who are responsible for maintenance of the policy and procedures.

SECTION I.  POLICY STATEMENT ON INSIDER TRADING

     International Assets Holding Corporation, International Assets Advisory Corp., INTLTRADER.COM, INC. and Global Assets Advisors forbid any officer, director, or employee from trading, either personally or on behalf of others, on material, nonpublic information or communicating material, nonpublic information to others in violation of the law. This conduct is frequently referred to as "insider trading". International Assets' policy applies to every officer, director and employee and extends to activities within and outside their duties at these firms. Every officer, director and employee must read and retain this policy statement. Any questions regarding this policy should be referred to Nancey McMurtry. The term "insider trading" is not defined in the federal securities laws, but generally is used to refer to the use of material, non-public information to trade in securities (whether or not one is an "insider") or to the communication of material, non-public information to others. While the law concerning insider trading is continually changing, it is generally understood that the law prohibits:

     (1) Trading by an insider, while in possession of material, non-public information, or;

     (2) Trading by a non-insider, while in possession of material non-public information, where the information either was disclosed to the non-insider in violation of an insiders duty to keep it confidential or was misappropriated, or;

       (3)  Communicating material, non-public information to others.

       The  elements of insider  trading  and the  penalties  for such
unlawful   conduct are discussed below.

       1.  Who is an Insider?

     The concept of insider is broad. It includes officers, directors, and employees of a company. In addition, a person can be a temporary insider if he/she enters into a special confidential relationship in the conduct of a company's affairs and as a result is given access to information solely for the company's purposes. A temporary insider can include a company's attorneys, accountants, consultants, bank lending officers, and the employees of such organizations. According to the Supreme Court, the company must expect the outsider to keep the disclosed non-public information confidential and the relationship must at least imply such a duty before the outsider will be considered an insider.

       2. What is Material Information?

     Trading  on inside  information  is not a basis for  liability  unless  the information is material. "Material information" is generally defined as information for which there is a substantial likelihood that a reasonable investor would consider it important in making his or her investment decisions, or information that is reasonably certain to have a substantial effect on the price of a company's securities. Information that officers, directors, and employees should consider material includes, but is not limited to: dividend changes, earnings estimates, changes in previously released earnings estimates, significant merger or acquisition proposals or agreements, major litigation, liquidation problems, and extraordinary management developments. Material information does not have to relate to a company's business. For example, information about the contents of a forthcoming newspaper column which could have an effect on the market price of the security is material. In just such a case, a WALL STREET JOURNAL reporter was found criminally liable for disclosing to others the dates and names of companies that would appear in the JOURNAL and whether or not the reports were favorable.

       3.  What is Non-public Information?
     Information is non-public until it has been communicated to the market place. One must be able to point to some fact to show that the information is generally public. For example, information filed with the SEC, or appearing in a newspaper or reported on a news broadcast would be considered public.

       4.  Penalties for Insider Trading

     Penalties for trading on or communicating material, non-public information are severe, both for the individuals involved and their employers. A person can be subject to some or all of the penalties below even if he/she does not personally benefit from the violation. Penalties include:

           Civil injunctions

           Treble damages

           Disgorgement of profits

           Jail sentences

           Fines for the persons who committed the violation of up to three times the profit gained or loss avoided, whether or not the person actually benefited, and

           Fines for the employer or other controlling persons of up to the greater of $1,000,000 or three times the amount of the profit gained or loss avoided.

          In addition, any violation of this policy statement can be expected to result in serious sanctions by International Assets companies, including dismissal of the persons involved.

     Remember, it is not a violation to possess inside information. It is a violation to act on it or pass it to someone else.

SECTION II.     PROCEDURES TO IMPLEMENT INTERNATIONAL ASSETS' POLICY  AGAINST
----------      ------------------------------------- -----------------------
INSIDER TRADING
---------------

     The following procedures have been established to aid the officers, directors and employees of International Assets companies in avoiding insider trading, and to aid these companies in preventing, detecting, and imposing sanctions against insider trading. Every officer, director, and employee of this firm must follow these procedures or risk serious liability. If you have any questions about these procedures you should consult Nancey McMurtry.

       1.  Identifying Inside Information

     Before trading for yourself or others, in the securities of a company about which you have potential inside information, ask yourself the following questions:

     A. Is the information material? Is this information that an investor would consider important in making an investment decision? Is this information that could change his investment decision? Is this information that would substantially affect the market price of the security?
     B. Is the information non-public? To whom has this information been provided? Has it been communicated by broadcast or printed publication? If, after consideration of the above, you believe that the information is material and non-public, or if you have questions as to whether the information is "inside", you should take the following steps.

           a. Report the matter immediately to Nancey McMurtry, Brent Bessire or Diego Veitia, as appropriate.

           b. Do not purchase or sell the securities on behalf of yourself or others.

           c.   Do not communicate  the  information  inside or outside of
       any International Assets company other  than  to  the   individuals
       name above.

            d. After the issue has been reviewed, you will be advised to continue the restriction against trading or you will be allowed to trade and communicate the information.

 2.  Personal Securities Trading

       All officers, directors, and employees of International Assets companies who maintain a securities account with International Assets Advisory Corp. or INTLTRADER.COM, INC. shall maintain that account under an "employee" number. Trades shall be reviewed on a monthly basis for compliance purposes.

       3.  Securities Traded Outside of IAAC or INTL

       All officers, directors, and employees of International Assets companies who maintain a securities account with a firm other than IAAC or INTL must make a request in writing prior to opening or to maintain this account. The Compliance Department must receive duplicate confirmations and statements of all trading activity.

       4.  Restricting Access to Material Non-public Information

       Information in your possession that you identify as material and non-public may not be communicated to anyone, including persons within IAHC companies, except as identified above. In addition, care should be taken that such information is secure. For example, files containing inside information should be locked; access to computer files should be restricted.

       5.  Dealing with Clients Who May Possess Inside Information

       Be alert to unusual trading patterns of established clients. Question why client who normally relies on brokerage recommendations or normally purchases 1,000 share lots now wants to buy 10,000 shares of a particular company unsolicited.

       If you receive a large order from a client who is an employee of the company whose stock he is buying, question his reasons.

       If  you  determine  that  the  client  is  probably   trading  on
inside information, you must refuse the trade. Report the matter to Nancey McMurtry, Brent Bessire or Diego Veitia, as appropriate.

SECTION III.    PROCEDURES REGARDING TRADING SHARES OF
                INTERNATIONAL ASSETS HOLDING CORPORATION

     There are additional considerations for individuals who are employed by companies which are publicly owned and traded. The SEC, in its attempt to assure a fair and open market for members of the investing public, have added a number of regulations to its books which particularly affect directors, officers and employees of publicly traded companies. It is essential for the company to adopt internal procedures relating to these requirements.

     1. Communications to shareholders or other individuals in the investing public who are not insiders. The Company is required to file quarterly reports with the SEC which include financial data from the previous quarter. Until this information is filed with the SEC it is inside information which may not be disclosed and the Company should be certain that there are no leaks or inadvertent disclosures when release of this information is inappropriate. The Company is required to file an annual report on Form 10-K within 90 days after each fiscal year-end. Until such report is filed, much of the information contained therein may be considered inside information and should not be released without due consideration.

     2. Individual responsibility regarding insider trading. No individual, regardless of his position with the Company, should purchase or sell the Company's stock while in possession of material information which is not yet publicly disseminated. This prohibition applies to anyone in the Company at any level, and even to persons not employed by the Company if they have access by any means to material non-public information about the Company. Thus, inside information may not be disclosed to friends, relatives or others even though the insider does not share in the profits realized by another. As part of its procedures to prohibit insider trading, the Company will employ a "restricted period". A restricted notice will be distributed to all employees and directors advising them that during the time period announced no employee or employee -related account may buy or sell the Company's stock. This period will usually encompass seven days prior to the anticipation of a news release and seven days following the release. No trades by employees or directors will be allowed during this time period.

     3. Short-Swing Profit Recapture There are special provisions which apply to every director, officer and beneficial owner of 10% of the outstanding securities of the Company. Any profit realized on a purchase and sale of stock within a six-month period is recoverable by the Company. For this provision, it does not matter whether the purchase or sale occurs first. Transactions are paired so as to match the lowest purchase price and the highest sale price within a six-month period. The profit must be given up to the Company regardless of whether such person actually was in possession of material non-public information. Good faith on part of the shareholder is no defense. These provisions require advance planning on the part of the individuals involved. If you have any doubts, please seek advice prior to the purchase or sale of any Company stock.

       4.  Prohibition on Short Sales
     Section 16(c) of the 1934 Act prohibits the Company's directors, officers, and 10% shareholders from making short sales of any security of the Company. A short sale is purely a trading activity and is presumed to have such an inherent potential for speculative abuse by an insider as to require absolute prohibition. As part of the procedures, IAAC and INTL will require that all transactions for shares of International Assets Holding Corporation be acknowledged by a principal of the firm by initialing the order ticket for accounts of employees and directors.

                        CERTIFICATION AND ACKNOWLEDGMENT

By signing below, I hereby certify that:

I have read and understand the International Assets Holding Corporation Policy and Procedures to Detect and Prevent Insider Trading which applies to all subsidiaries. I agree to conduct my future activities in compliance with insider trading laws and the company's policies and procedures relating thereto.

In the last twelve months I have not effected securities transactions which were based on inside information, nor have I improperly transmitted, or otherwise misused, inside information in my possession.

-------------------------------------               ----------------------
                 NAME                               DATE





SECTION IV.  SUPERVISORY PROCEDURES

     The role of the supervisor is critical to the implementation and maintenance of International Assets' policy and procedures against insider trading. Procedures can be divided into two classifications -- prevention of insider trading and detection of insider trading.

        1. Prevention of Insider Trading

           To prevent insider trading, IAAC, INTL and GAA will:

           A. Provide continuing education programs concerning insider trading.

                (1) Every officer, director, and employee must annually read the firms insider trading policy and acknowledge in writing that he has done so.

                (2) The subject of insider trading will be discussed during the firm's annual compliance meeting.

                (3)  Current  news  items  and  changing   legislation  will
be discussed at IAAC and INTL sales meetings.

           B.   Answer questions regarding policy and procedures.

           C.   Resolve issues of whether information received by  an
       officer, director or employee of this firm is     material      and
       non-public.

           D. Review on a continuing basis and update when necessary policy and procedures.

           E.   When it has been determined that an officer,  director,
       or  employee  of  IAAC,   INTL  or  GAA  has   material   nonpublic
       information,

                (1)  Implement measures to prevent dissemination   of
       such information, and

                (2) If necessary, restrict officers, directors and employees from trading the securities.

           F. Restrict access to files most likely to contain inside information.

                (1)  Trading Department of IAAC
                (2)  Research Department of IAAC
                (3) Underwriting Department of IAAC
                     (when pertinent)
                (4)  Accounting Department
                (5)  Access persons of GAA

           G. Require all employee trades over $10,000 to be approved in advance.

           H. Require all employee and director trades of International Assets Holding Corporation stock to be initialed in advance of the transaction.

           H. Instruct account representatives to question unusually large orders or a series of orders placed by a client for a particular security.

           I.   Any employee accounts with other firms must be
       requested  in  writing  and   approved.   If  approved,   duplicate
       confirmations and statements must be    received  and  reviewed  by
       our firm.

       2.  Detection of Insider Trading

                To detect insider trading, IAAC , INTL, and GAA will:

           A. Review the trading activity of all employees, officers and directors.

           B.   Review trading activity in the IAAC trading   account.

           C.   Question   any  unusual   trading   activity  in  employee
       accounts.

           D.   Review clients' trading activity on a periodic     basis.

       3.  Reports to Management

           Upon learning of a potential violation of the Policy and Procedures to Detect and Prevent Insider Trading, the Compliance Department will prepare a written report to Diego Veitia, President, providing full details and recommendations for further action.

       4.  Annual Report to Management

           On an annual basis, the Compliance Department will prepare a written report to Diego Veitia, President, giving (1) a review of any instance of suspected insider trading and the results of such investigation, 2)
an evaluation of the current procedures and any recommendations for changes, (3) a current status of the education program.

EXHIBIT C

                         GLOBAL ASSETS ADVISORS, INC.

                                 CODE OF ETHICS

                                 INITIAL REPORT

To the Compliance Officer of  Global Assets Advisors, Inc.:

      1. I hereby acknowledged receipt of a copy of the Code of Ethics for Global Assets Advisors, Inc.

      2. I have read and understand the Code and recognize that I am subject thereto in the capacity of "Advisor Personnel."

      3. Except as noted below, I hereby certify that I have no knowledge of the existence of any personal conflict of interest relationship which may involve the Advisor or the Investment Company, such as any economic relationship between my transactions and securities held or to be acquired by the Investment Company.

      4. As of the date below I had a direct or indirect beneficial ownership in the following securities:

Name of Security               Number of Shares          Type of Interest
(Direct or Indirect)

Date:______________________________________

Signature:________________________________


-------------------------------------------
Print Name

EXHIBIT D

                         GLOBAL ASSETS ADVISORS, INC.
                                 CODE OF ETHICS

                                  ANNUAL REPORT

TO the Compliance Officer of Global Assets Advisors, Inc.:

      1. I have read and understand the Code and recognize that I am subject thereto in the capacity of "Advisor Personnel."

      2. I hereby certify that, during the year ended December 31, 2___ , I have complied with the requirements of the Code and I have reported all securities transactions required to be reported pursuant to the Code.

      3. Except as noted below, I hereby certify that I have no knowledge of the existence of any personal conflict of interest relationship which may involve the Advisor or the Investment Company, such as any economic relationship between my transactions and securities held or to be acquired by the Investment Company.

      4. As of December 31, 2___ , I had a direct or indirect beneficial ownership in the following securities:

Name of Security               Number of Shares          Type of Interest
(Direct or Indirect)

Date:___________________________________
Signature:___________________________




-----------------------------------------
Print Name

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EXHIBIT E

                        GLOBAL ASSETS ADVISORS, INC.

                         Securities Transactions Report

For the Calendar Quarter

Ended:___________________________________________________________

To the Compliance officer of  Global Assets Advisors, Inc.:

      During the quarter referred to above, the following transactions were effected in securities of which I had, or by reason of such transaction acquired, direct or indirect beneficial ownership and which are required to be reported pursuant to the Code of Ethics adopted by Global Assets Advisors, Inc.

SECURITY    DATE OF     NO. OF   DOLLAR     NATURE OF     PRICE
BROKER-DEALER
            TRANS.      SHARES   AMOUNT OF  TRANSACTION            OR BANK
                                 TRANS.     (Purchase,             THROUGH
                                             Sale,                 WHOM
                                             Other)                EFFECTED

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      This report (i) excludes transactions with respect to which I had no direct or indirect influence or control, (ii) other transactions not required to be reported, and (iii) is not an admission that I have or had any direct or indirect beneficial ownership in the securities listed above.

      Except as noted on the reverse side of this report, I hereby certify that I have no knowledge of the existence of any personal conflict of interest relationship which may involve the Investment Company, such as the existence of any economic relationship between my transactions and securities held or to be acquired by the Investment Company.

Date:________________________________

Signature:_______________________________________


------------------------------------
Print Name

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EX-99.p(4)






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                [OBJECT OMITTED]











                                Code of Ethics and Statement on Insider

Trading

                  Contents

       Section I  INTRODUCTION...................................1

      Section II  CODE OF ETHICS.................................2
                     Statement of General Principals.............3
                     Definitions.................................3
                     Prohibited Transactions.....................5
                     Prohibited Transactions by Investment Personnel    5
                     Blackout Periods............................6
                     Short-Term Trading..........................6
                     Gifts.......................................7
                     Service as a Director.......................7
                     Compliance Procedures.......................7

       Exhibit A  Statement on Insider Trading..................10
                     Section I - Policy.........................10
                     Section II - Procedures....................12
                     Section III - Supervision..................14

       Exhibit B  Initial Report................................16

       Exhibit C  Annual Report.................................17

       Exhibit D  Securities Transactions Report................18

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                  Introduction

                  The Board of Directors of Sand Hill Advisors, Inc. ("SHA") adopted the Code of Ethics and Statement on Insider Trading
of    The World Funds,  Inc., dated January 1, 1995, on December
30, 1994. The Code of Ethics and Statement on Insider Trading has been given to all officers, directors, and associated persons of the Firm.

                  Code of Ethics

     Rule 17j-1 under the Investment Company Act of 1940 (the "Act") requires registered investment companies, ("investment companies") and their investment advisors, and principal underwriters to adopt written codes of ethics designed to prevent fraudulent trading by those persons covered under Rule 17j-1. Rule 17j-1 also makes it unlawful for certain persons, including any officer or director of an investment company, in connection with the purchase or sale by such person of a security held or to be acquired by an investment company to:

     1. Employ any device, scheme or artifice to defraud the investment company;

     2. Make to the investment company any untrue statement of a material fact or omit to state to the investment company a material fact necessary in order to make the statements made, in light of the circumstances under which they are made, not misleading;

     3. Engage in any act, practice or course of business which operates or would operate as a fraud or deceit upon the investment company; or

     4. Engage in any manipulative practice with respect to the investment company.

     Rule 17j-1 also requires that each investment company and its affiliates use reasonable diligence, and institute procedures reasonably necessary, to prevent violations of its code of ethics. In addition to Rule 17j-1 of the Act, the Insider Trading and Securities Fraud Enforcement Act of 1988 ("ITSFEA") requires that all investment advisors and broker-dealers establish, maintain, and enforce written policies and procedures designed to detect and prevent the misuse of material non-public information by such investment advisor and/or broker-dealer. Section 204A of the Investment Advisors Act of 1940 (the "Advisors Act") states that an investment advisor must adopt and disseminate written policies with respect to ITSFEA, "and an investment advisor must also vigilantly review, update, and enforce them." Section 204A provides that every person subject to Section 204 of the Advisors Act shall be required to establish procedures to prevent insider trading. Attached to this Code of Ethics (the "Code"), as Exhibit A, is a Statement on Insider Trading. Any investment advisor who acts as such for any series of The World Funds, Inc. (the "Fund") and any broker-dealer who acts as the principal underwriter for any series of the Fund must comply with the policy and procedures outlined in the Statement on Insider Trading unless such investment advisor or principal underwriter has adopted a similar policy and procedures with respect to insider trading which are determined by the Fund's Board of Directors to comply with ITSFEA's requirements. Code of Ethics (continued) This Code is being adopted by the Fund,
(1) for implementation with respect to covered persons of the Fund; and (2) for implementation by any investment advisor to the Fund as that term is defined under the Act (each such investment advisor being deemed an "Investment Advisor" for purposes of this Code), and for any principal underwriter for the Fund, unless such investment advisor or principal underwriter has adopted a code of ethics and plan of implementation thereof which is determined by the Fund's Board of Directors to comply with the requirements of Rule 17j-1 and to be sufficient to effectuate the purpose and objectives of Rule 17j-1. Statement of This Code is based on the principle that the General officers, directors, and employees of the Fund and Principles the officers, directors, and employees of the Fund's investment advisor(s) owe a fiduciary duty to the shareholders of the Fund and, therefore, the Fund's and investment advisor's personnel must place the shareholders' interests ahead of their own. The Fund's and investment advisor's personnel must also avoid any conduct which could create a potential conflict of interest, and must ensure that their personal securities transactions do not in any way interfere with the Fund's portfolio transactions and that they do not take inappropriate advantage of their positions. All persons covered by this Code must adhere to these general principles as well as the Code's specific provisions, procedures, and restrictions. Definitions For purposes of this Code: "Access Person" shall mean any director, officer, employee, or advisory person of the Fund, or those persons who have an active part in the management, portfolio selection, or underwriting functions of the Fund, or who, in the course of their normal duties, obtain prior information about the Fund's purchases or sales of securities (i.e. traders and analysts). "Advisory Person" With respect to an Investment Advisor, an Advisory Person means any director, officer, general partner, or employee who, in connection with his/her regular functions or duties, makes, participates in, or obtains current information regarding the purchase or sale of a security by the Fund, or whose functions relate to the making of any recommendations with respect to such purchases or sales, including any natural person in a control relationship to the Fund who obtains current information concerning recommendations made with regard to the purchase or sale of a security by the Fund. "Investment Personnel" shall mean any securities analyst, portfolio manager, or a member of an investment committee who is directly involved in the decision making process as to whether or not to purchase or sell a portfolio security and those persons who provide information and advice to a Portfolio Manager or who help execute a Portfolio Manager's decisions. "Fund Personnel" shall mean an Access Person, Advisory Person, and/or Investment Personnel. "Portfolio Manager" shall mean an employee of an Investment Advisor entrusted with the direct responsibility and authority to make investment decisions affecting the Fund. Code of Ethics (continued) "Beneficial Ownership" shall be as defined in Section 16 of the Securities Exchange Act of 1934 and the rules and regulations thereunder, which, generally speaking, encompass those situations where the beneficial owner has the right to enjoy some economic benefits which are substantially equivalent to ownership regardless of who is the registered owner. This would include:

                  (i) securities which a person holds for his or her own benefit either in bearer form, registered in his or her own name or otherwise, regardless of whether the securities are owned individually or jointly;

     (ii) securities held in the name of a member of his or her immediate family sharing the same household;

     (iii) securities held by a trustee, executor, administrator, custodian or broker;

     (iv) securities owned by a general partnership of which the person is a member or a limited partnership of which such person is a general partner;

     (v) securities held by a corporation which can be regarded as a personal holding company of a person; and

     (vi) securities recently purchased by a person and awaiting transfer into his or her name.

     "Security" shall have the meaning set forth in Section 2(a)(36) of the Act, except that it shall not include shares of registered open-end investment companies, securities issued by the Government of the United States or by Federal agencies which are direct obligations of the United States, bankers' acceptances, bank certificates of deposits, and commercial paper. A future or an option on a future will be deemed to be a security subject to this Code. "Purchase or sale of a security" includes the writing of an option to purchase or sell a security. A security is "being considered for purchase or sale" or is "being purchased or sold" when a recommendation to purchase or sell the security has been made by an Investment Advisor and such determination has been communicated to the Fund. With respect to the Investment Advisor making the recommendation, a security is being considered for purchase or sale when an officer, director or employee of such Investment Advisor seriously considers making such a recommendation. Solely for purposes of this Code, any agent of the Fund charged with arranging the execution of a transaction shall be subject to the reporting requirements of this Code as to any such security as and from the time the security is identified to such agent as though such agent was an Investment Advisor hereunder. Code of Ethics (continued) NOTE: An officer or employee of the Fund or an Investment Advisor whose duties do not include the advisory functions described above, who does not have access to the advisory information contemplated above, and whose assigned place of employment is at a location where no investment advisory services are performed for the Fund, is not an "Advisory Person" or an "Access Person" unless actual advance knowledge of a covered transaction is furnished to such person. Prohibited Fund Personnel shall not engage in any act, Transactions practice or course of conduct which would violate the provisions of Rule 17j-1 set forth above. No Access Person or Advisory Person shall purchase or sell, directly or indirectly any security in which he/she has, or by reason of such transaction acquires, any direct or indirect beneficial ownership and which, to his/her actual knowledge, at the time of such purchase or sale (i) is being considered for purchase or sale by the Fund; or (ii) is being purchased or sold by the Fund; except that the prohibitions of this section shall not apply to:

     1. Purchases or sales affected in any account over which the Access Person or Advisory Person has no direct or indirect influence or control;

     2. Purchases or sales which are non-volitional on the part of either the Access Person, the Advisory Person, or the Fund;

     3. Purchases which are part of an automatic dividend reinvestment or other plan established by Fund Personnel prior to the time the security involved came within the purview of this Code; and

     4. Purchases effected upon the exercise of rights issued by an issuer pro rata to all holders of a class of its securities, to the extent such rights were acquired from such issuer, and sales of such rights so acquired.

          Prohibited No Investment  Personnel shall:

                Transactions by Investment Personnel

     (a) acquire any securities in an initial public Personnel offering; or

     (b) acquire securities in a private placement without prior written approval of the Fund's compliance officer or other officer designated by the Board of Directors. In considering a request to invest in a private placement, the Fund's compliance officer will take into account, among other factors, whether the investment opportunity should be reserved for the Fund, and whether the opportunity is being offered to Investment Personnel by virtue of their/his/her position with the Fund. Should Investment Personnel be authorized to acquire securities through a private placement, they/he/she shall, in addition to reporting the transaction on the quarterly report to the Fund, disclose the interest in that investment to other Investment Personnel participating in that investment decision if and when they/he/she plays a part in the Fund's subsequent consideration of an investment in that issuer. In such a case, the Fund's decision to Code of Ethics (continued) purchase securities of that issuer will be subject to an independent review by Investment Personnel who have no personal interest in the issuer. Blackout Periods No Access Person or Advisory Person shall execute a securities transaction on a day during which the Fund has a pending "buy" or "sell" order in that same security until that order is executed or withdrawn. In addition, a Portfolio Manager is expressly prohibited from purchasing or selling a security within seven (7) calendar days before or after the Fund that he/she manages trades in that security. The foregoing prohibition of personal transactions during the seven day period following the execution of a transaction for the Fund shall not apply with respect to a security when the portfolio manager certifies in writing to the Compliance Officer that the Fund's trading program in that security is complete. Each transaction authorized by the Compliance Officer pursuant to this provision shall be reported to the Board by the Compliance Officer at the Board's next regular meeting. Should Fund Personnel trade within the proscribed period, such trade should be canceled if possible. If it is not possible to cancel the trade, all profits from the trade must be disgorged and the profits will be paid to a charity selected by the Fund Personnel and approved by the officers of the Fund.

                  The prohibitions of this section shall not apply to:
     1. Purchases or sales affected in any account over which the Access Person or Advisory Person has no direct or indirect influence or control if the person making the investment decision with respect to such account has no actual knowledge about the Fund's pending "buy" or "sell" order;

     2. Purchases or sales which are non-volitional on the part of either the Access Person, the Advisory Person, or the Fund;

     3. Purchases which are part of an automatic dividend reinvestment or other plan established by Fund Personnel prior to the time the security involved came within the purview of this Code; and

     4. Purchases effected upon the exercise of rights issued by an issuer pro rata to all holders of a class of its securities, to the extent such rights were acquired from such issuer, and sales of such rights so acquired.

     Short-Term No Investment Personnel shall profit from the Trading purchase and sale, or sale and purchase, of the same (or equivalent) securities which are owned by the Fund or which are of a type suitable for purchase by the Fund, within sixty (60) calendar days. Any profits realized on such short-term trades must be disgorged and the profits will be paid to a charity selected by the Investment Personnel and approved by the officers of the Fund. The compliance officer or other officer designated by the Board of Directors may permit in writing exemptions to the prohibition of this section, on a case-by-case basis, when no abuse is involved and the equities of the circumstances support an exemption. Code of Ethics (continued) Gifts No Investment Personnel shall accept a gift or other thing of more than de minimis value ("gift") from any person or entity that does business with or on behalf of the Fund if such gift is in relation to the business of the employer of the recipient of the gift. In addition, any Investment Personnel who receives an unsolicited gift or a gift with an unclear status under this section shall promptly notify the compliance officer and accept the gift only upon written approval of the compliance officer. Service as a No Investment Personnel shall serve as a director Director of a publicly traded company absent prior written authorization from the Board of Directors based upon a determination that such board service would not be inconsistent with the interests of the Fund and its shareholders.

     Compliance 1. All Fund Personnel shall preclear their Procedures personal securities transactions prior to executing an order. A written request must be submitted to the Fund's compliance officer, and the compliance officer must give his/her written authorization prior to Fund Personnel placing a purchase or sell order with a broker. Should the compliance officer deny the request, he/she will give a reason for the denial. Approval of a request will remain valid for two
(2) business days from the date of the approval.1
     2. Fund Personnel shall instruct their broker(s) to supply the compliance officer, on a timely basis, with duplicate copies of confirmations of all personal securities transactions and copies of all periodic statements for all securities accounts.

     3. Fund Personnel, other than directors or officers required to report their securities transactions to a registered investment advisor pursuant to Rule 204-2(a)(12) or (13) under the Investment Advisors Act, shall submit reports showing all transactions in securities as defined herein in which the person has, or by reason of such transaction acquires, any direct or indirect beneficial ownership.

     4. Each director, who is not an interested person of the Fund as defined in the Act, shall submit reports as required under subparagraph 3 above, but only for transactions in reportable securities where at the time of the transaction the director knew, or in the ordinary course of fulfilling his/her official duties as a director should have known, that during the seven (7) day period immediately preceding the date of the transaction by the director, such security was purchased or sold by the Fund or was being considered for purchase or sale by the Fund.

     1 The Board has determined that placement of a limit order constitutes a transaction requiring approval, and the limit order must be placed within two days from the date of approval. Implementation of a limit order in accordance with its approved terms is a ministerial act which occurs in the future by the terms of the limit order, and does not require approval. A change of terms in, or withdrawal of, a standing limit order is an investment decision for which clearance must be obtained. Code of Ethics (continued) 5. Every report required to be made under subparagraphs 3 and 4 above shall be made not later than ten
(10) days after the end of the calendar quarter in which the transaction to which the report relates was effected. The report shall contain the following information concerning any transaction required to be reported therein: (a) the date of the transaction; (b) the title and number of shares; (c) the principal amount involved; (d) the nature of the transaction (i.e. purchase, sale, or other type of acquisition or disposition); (e) the price at which the transaction was effected; and (f) the name of the broker, dealer or bank with or through whom the transaction was effected. 6. The compliance officer shall identify all Fund Personnel who have a duty to make the reports required hereunder and shall inform each such person of such duty, and shall receive all reports required hereunder. 7. The compliance officer shall promptly report to the Fund's Board of Directors (a) any apparent violation of the prohibitions contained in this Code, and (b) any reported transactions in a security which was purchased or sold by the Fund within seven (7) days before or after the date of the reported transaction. 8. The Fund's Board of Directors, or a Committee of Directors created by the Board of Directors for that purpose, shall consider reports made to the Board of Directors hereunder and shall determine whether or not this Code has been violated and what sanctions, if any, should be imposed.
9. This Code, a list of all persons required to make reports hereunder from time to time, a copy of each report made by Fund Personnel, each memorandum made by the compliance officer hereunder, and a record of any violation hereof and any action taken as a result of such violation, shall be maintained by the Fund as required under Rule 17j-1. 10. Upon the commencement of employment of a person who would be deemed to fall within the definition of "Fund Personnel", that person must disclose all personal securities holdings to the compliance officer.
11. All Fund Personnel must report, on an annual basis, all personal securities holdings. Code of Ethics (continued) 12. At least annually, all Fund Personnel will be required to certify that they (a) have read and understand the Code; (b) recognize that they are subject to the requirements outlined therein; (c) have complied with the requirements of the Code; (d) have disclosed and reported all personal securities transactions required to be disclosed; and (e) have disclosed all personal securities holdings.

     13. The Fund's compliance officer shall prepare an annual report to the Fund's Board of Directors. Such report shall (a) include a copy of the Fund's Code; (b) summarize existing procedures concerning personal investing and any changes in the Code's policies or procedures during the past year; (c) identify any violations of the Code; and (d) identify any recommended changes in existing restrictions, policies or procedures based upon the Fund's experience under the Code, any evolving industry practices, or developments in applicable laws or regulations. Statement on Insider Trading The Insider Trading and Securities Fraud Enforcement Act of 1988 ("ITSFEA") requires that all investment advisors and broker-dealers establish, maintain, and enforce written policies and procedures designed to detect and prevent the misuse of material non-public information by such investment advisor and/or broker-dealer, or any person associated with the investment advisor and/or broker-dealer. Section 204A of the Investment Advisers Act of 1940 (the "Advisers Act") states that an investment advisor must adopt and disseminate written policies with respect to ITSFEA, and an investment advisor must also vigilantly review, update, and enforce them."
Section 204A provides that every person subject to Section 204 of the Advisers Act shall be required to establish procedures to prevent insider trading. Each investment advisor who acts as such for any series of The World Funds, Inc. (the "Fund") and each broker-dealer which acts as principal underwriter to any series of the Fund has adopted the following policy, procedures, and supervisory procedures in addition to the Fund's Code of Ethics. Throughout this document the investment advisor(s) and principal underwriter(s) shall collectively be called the "Providers".

     Section I - The purpose of this Section 1 is to familiarize Policy the officers, directors, and employees of the Providers with issues concerning insider trading and to assist them in putting into context the policy and procedures on insider trading. Policy Statement: No person to whom this Statement on Insider Trading applies, including officers, directors, and employees, may trade, either personally or on behalf of others (such as mutual funds and private accounts managed by a Provider) while in possession of material, non-public information; nor may any officer, director, or employee of a Provider communicate material, non-public information to others in violation of the law. This conduct is frequently referred to as "insider trading." This policy applies to every officer, director, and employee of a Provider and extends to activities within and outside their duties as a Provider. It covers not only personal transactions of covered persons, but indirect trading by family, friends and others, or the non-public distribution of inside information from you to others. Every officer, director, and employee must read and retain this policy statement. Any questions regarding the policy and procedures should be referred to the compliance officer. The term "insider trading" is not defined in the Federal securities laws, but generally is used to refer to the use of material non-public information to trade in securities (whether or not one is an "insider") or the communications of material non-public information to others who may then seek to benefit from such information. Statement on Insider Trading (continued) While the law concerning insider trading is not static, it is generally understood that the law prohibits:

     (a) trading by an insider, while in possession of material non-public information, or
     (b) trading by a non-insider, while in possession of material non-public information, where the information either was disclosed to the non-insider in violation of an insider's duty to keep it confidential or was misappropriated, or

     (c) communicating material non-public information to others. The elements of insider trading and the penalties for such unlawful conduct are discussed below.

     1. Who is an Insider? The concept of "insider" is broad. It includes officers, directors, and employees of a company. In addition, a person can be a "temporary insider" if he or she enters into a special confidential relationship in the conduct of a company's affairs and as a result is given access to information solely for the company's purposes. A temporary insider can include, among others, a company's attorneys, accountants, consultants, bank lending officers, and the employees of such organizations. In addition, an investment advisor may become a temporary insider of a company it advises or for which it performs other services. According to the Supreme Court, the company must expect the outsider to keep the disclosed non-public information confidential and the relationship must at least imply such a duty before the outsider will be considered an insider.

     2. What is Material Information? Trading on inside information can be the basis for liability when the information is material. In general, information is "material" when there is a substantial likelihood that a reasonable investor would consider it important in making his or her investment decisions, or information that is reasonably certain to have a substantial effect on the price of a company's securities. Information that officers, directors, and employees should consider material includes, but is not limited to: dividend changes, earnings estimates, changes in previously released earnings estimates, significant merger or acquisition proposals or agreements, major litigation, liquidation problems, and extraordinary management developments.

     3. What is Non-public Information? Information is non-public until it has been effectively communicated to the market place. One must be able to point to some fact to show that the information is generally public. For example, information found in a report filed with the SEC, or appearing in Dow Jones, Reuters Economic Services, the Wall Street Journal or other publications of general circulation would be considered public. (Depending on the nature of the information, and the type and timing of the filing or other public release, it may be appropriate to allow for adequate time for the information to be "effectively" disseminated.) Statement on Insider Trading (continued)


     4. Reason for Liability. (a) Fiduciary duty theory - in 1980 the Supreme Court found that there is no general duty to disclose before trading on material non-public information, but that such a duty arises only where there is a direct or indirect fiduciary relationship with the issuer or its agents. That is, there must be a relationship between the parties to the transaction such that one party has a right to expect that the other party will disclose any material non-public information or refrain from trading. (b) Misappropriation theory - another basis for insider trading liability is the "misappropriation" theory, where liability is established when trading occurs on material non-public information that was stolen or misappropriated from any other person.

     5.       Penalties       for       Insider        Trading.        Penalties
--------------------------------- for trading on or communicating material non-public information are severe, both for individuals and their employers. A person can be subject to some or all of the penalties below even if he or she does not personally benefit from the violation. Penalties include:

                  o     civil injunctions
                  o     treble damages
                  o     disgorgement of profits
                  o     jail sentences
                  o     fines  for  the  person  who   committed  the
                        violation of up to three times the profit gained or loss avoided, whether or not the person actually benefited, and
                  o fines for the employer or other controlling person of up to the greater of $1 million or three times the amount of the profit gained or loss avoided.

     In addition, any violation of this policy statement can be expected to result in serious sanctions by a Provider, including dismissal of the persons involved.

     Section II - The following procedures have been established to Procedures aid the officers, directors, and employees of a Provider in avoiding insider trading, and to aid in preventing, detecting, and imposing sanctions against insider trading. Every officer, director, and employee of a Provider must follow these procedures or risk serious sanctions, including dismissal, substantial personal liability, and/or criminal penalties. If you have any questions about these procedures you should consult the compliance officer.


     1.         Identifying         Inside          Information.          Before
-----------------------------------  trading for  yourself or others,  including investment companies or private accounts managed by a Provider, in the securities of a company about which you may have potential inside information, ask yourself the following questions:

     i. Is the information material? Is this information that an investor would consider important in making his or her investment decisions? Is this information that would substantially affect the market price of the securities if generally disclosed? Statement on Insider Trading (continued)


     ii. Is the information non-public? To whom has this information been provided? Has the information been effectively communicated to the marketplace by being published in Reuters, The Wall Street Journal or other publications of general circulation? If, after consideration of the above, you believe that the information is material and non-public, or if you have questions as to whether the information is material and non-public, you should take the following steps:

     (a) Report the matter immediately to the compliance officer.

     (b) Do not purchase or sell the security on behalf of yourself or others, including investment companies or private accounts managed by a Provider.

     (c) Do not communicate the information to anybody, other than to the compliance official.

     (d) After the compliance official has reviewed the issue, you will be instructed to either continue the prohibitions against trading and communication, or you will be allowed to communicate the information and then trade.

     2. Personal Security Trading. All officers, directors, and employees of a Provider (other than officers, directors and employees who are required to report their securities transactions to a registered investment company in accordance with a Code of Ethics) shall submit to the compliance officer, on a quarterly basis, a report of every securities transaction in which they, their families (including the spouse, minor children, and adults living in the same household as the officer, director, or employee), and trusts of which they are trustees or in which they have a beneficial interest have participated, or at such lesser intervals as may be required from time to time. The report shall include the name of the security, date of the transaction, quantity, price, and broker-dealer through which the transaction was effected. All officers, directors and employees must also instruct their broker(s) to supply the compliance officer, on a timely basis, with duplicate copies of confirmations of all personal securities transactions and copies of all periodic statements for all securities accounts.

     3. Restricting Access to Material Non-public Information. Any information in your possession that you identify as material and non-public may not be communicated other than in the course of performing your duties to anyone, including persons within your company, except as provided in paragraph 1 above. In addition, care should be taken so that such information is secure. For example, files containing material non-public information should be sealed; access to computer files containing material non-public information should be restricted. Statement on Insider Trading (continued)


     4. Resolving Issues Concerning Insider Trading. If, after consideration of the items set forth in paragraph 1, doubt remains as to whether information is material or non-public, or if there is any unresolved question as to the applicability or interpretation of the foregoing procedures, or as to the propriety of any action, it must be discussed with the compliance officer before trading or communicating the information to anyone.

     Section III - The role of the compliance officer is critical to Supervision the implementation and maintenance of this Statement on Insider Trading. These supervisory procedures can be divided into two classifications, (1) the prevention of insider trading, and (2) the detection of insider trading.

     1. Prevention of Insider Trading:

To prevent insider trading the compliance official should:

     (a) answer  promptly  any  questions  regarding  the  Statement  on Insider
Trading;

     (b) resolve issues of whether information received by an officer, director, or employee is material and non-public;

     (c) review and ensure that officers, directors, and mployees review, at least annually, and update as necessary, the Statement on Insider Trading; and

     (d) when it has been determined that an officer, director, or employee has material non-public information, (i) implement measures to prevent dissemination of such information, and

     (ii) if necessary, restrict officers, directors, and employees from trading the securities.

     2. Detection of Insider Trading:

     To detect insider trading, the Compliance Officer should:

     (a) review the trading activity reports filed by each officer, director, and employee, to ensure no trading took place in securities in which the Provider has material non-public information;

     (b) review the trading activity of the mutual funds managed by the investment advisor and the mutual funds which the broker-dealer acts as principal underwriter; Statement on Insider Trading (continued)


     (c) coordinate, if necessary, the review of such reports with other appropriate officers, directors, or employees of a Provider and The World Funds, Inc.

     3. Special Reports to Management: ------------------------------ Promptly, upon learning of a potential violation of the Statement on Insider Trading, the Compliance Officer must prepare a written report to management of the Provider, and provide a copy of such report to the Board of Directors of The World Funds, Inc., providing full details and recommendations for further action.

     4. Annual Reports: --------------- On an annual basis, the Compliance Officer of each Provider will prepare a written report to the management of the Provider, and provide a copy of such report to the Board of Directors of The World Funds, Inc., setting forth the following:

     (a) a summary of the existing procedures to detect and prevent insider trading;

     (b) full details of any investigation, either internal or by a regulatory agency, of any suspected insider trading and the results of such investigation;

     (c) an evaluation of the current procedures and any recommendations for improvement.

                                    Exhibit B

                              THE WORLD FUNDS, INC.

                                 CODE OF ETHICS

                                 INITIAL REPORT

To the Compliance Officer of The World Funds, Inc.:

     1. I hereby acknowledged receipt of a copy of the Code of Ethics for The World Funds, Inc.

     2. I have read and understand the Code and recognize that I am subject thereto in the capacity of "Fund Personnel."

     3. Except as noted below, I hereby certify that I have no knowledge of the existence of any personal conflict of interest relationship which may involve the Fund, such as any economic relationship between my transactions and securities held or to be acquired by the Fund.

     4. As of the date below I had a direct or indirect beneficial ownership in the following securities:

----------------------------------------------------------------------
                                                  Type of Interest

   Name of Security        Number of Shares     (Direct or Indirect)
----------------------------------------------------------------------


----------------------------------------------------------------------


----------------------------------------------------------------------


----------------------------------------------------------------------


----------------------------------------------------------------------


----------------------------------------------------------------------





Date:  _________________________    Signature:
--------------------------------

                               Print Name:  _______________________________

                                    Exhibit C

                              THE WORLD FUNDS, INC.

                                 CODE OF ETHICS

                                  ANNUAL REPORT

To the Compliance Officer of The World Funds, Inc.:

     1. I have read and understand the Code and recognize that I am subject thereto in the capacity of "Fund Personnel."

     2. I hereby certify that, during the year ended December 31, 19____, I have complied with the requirements of the Code and I have reported all securities transactions required to be reported pursuant to the Code.

     3. Except as noted below, I hereby certify that I have no knowledge of the existence of any personal conflict of interest relationship which may involve the Fund, such as any economic relationship between my transactions and securities held or to be acquired by the Fund.

     4. As of December 31, 19____, I had a direct or indirect beneficial ownership in the following securities:

----------------------------------------------------------------------
                                                  Type of Interest

   Name of Security        Number of Shares     (Direct or Indirect)
----------------------------------------------------------------------


----------------------------------------------------------------------


----------------------------------------------------------------------


----------------------------------------------------------------------


----------------------------------------------------------------------


----------------------------------------------------------------------




Date:  _________________________    Signature:
--------------------------------

                               Print Name:  _______________________________

                                    Exhibit D

                        THE WORLD FUNDS, INC.

                   Securities Transactions Report

For the Calendar Quarter Ended: ______________________, 19____

To the Compliance Officer of The World Funds, Inc.:

During the quarter referred to above, the following transactions were effected in securities of which I had, or by reason of such transaction acquired, direct or indirect beneficial ownership and which are required to be reported pursuant to the Code of Ethics adopted by The World Funds, Inc.

------------------------------------------------------------------------
                                        Nature of             Broker


Dealer

          Date of    No. of   Dollar    Transaction           or Bank
                               Amt of                          thru

Security Transaction Shares   Transactio(Buy/Sell)  Price      Whom

Effected

------------------------------------------------------------------------


------------------------------------------------------------------------


------------------------------------------------------------------------


------------------------------------------------------------------------


------------------------------------------------------------------------


------------------------------------------------------------------------

This report (i) excludes transactions with respect to which I had no direct or indirect influence or control, (ii) other transactions not required to be reported, and (iii) is not an admission that I have or had any direct or indirect beneficial ownership in the securities listed above.

Except as noted on the reverse side of this report, I hereby certify that I have no knowledge of the existence of any personal conflict of interest relationship which may involve the Fund, such as the existence of any economic relationship between my transactions and securities held or to be acquired by the Fund.

Date:  _________________________    Signature:
--------------------------------

                               Print Name:  _______________________________


-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

                [OBJECT OMITTED]











                                Code of Ethics and Statement on Insider

Trading

                  Contents

       Section I  INTRODUCTION...................................1

      Section II  CODE OF ETHICS.................................2
                     Statement of General Principals.............3
                     Definitions.................................3
                     Prohibited Transactions.....................5
                     Prohibited Transactions by Investment Personnel    5
                     Blackout Periods............................6
                     Short-Term Trading..........................6
                     Gifts.......................................7
                     Service as a Director.......................7
                     Compliance Procedures.......................7

       Exhibit A  Statement on Insider Trading..................10
                     Section I - Policy.........................10
                     Section II - Procedures....................12
                     Section III - Supervision..................14

       Exhibit B  Initial Report................................16

       Exhibit C  Annual Report.................................17

       Exhibit D  Securities Transactions Report................18

                  Introduction

     The Board of Directors of Sand Hill Advisors, Inc. ("SHA") adopted the Code of Ethics and Statement on Insider Trading of The World Funds, Inc., dated January 1, 1995, on December 30, 1994. The Code of Ethics and Statement on Insider Trading has been given to all officers, directors, and associated persons of the Firm.

                  Code of Ethics

                  Rule  17j-1  under  the  Investment  Company  Act of 1940
     (the "Act") requires registered investment companies, ("investment companies") and their investment advisors, and principal underwriters to adopt written codes of ethics designed to prevent fraudulent trading by those persons covered under Rule 17j-1. Rule 17j-1 also makes it unlawful for certain persons, including any officer or director of an investment company, in connection with the purchase or sale by such person of a security held or to be acquired by an investment company to:

     5. Employ any device, scheme or artifice to defraud the investment company;

     6. Make to the investment company any untrue statement of a material fact or omit to state to the investment company a material fact necessary in order to make the statements made, in light of the circumstances under which they are made, not misleading;

     7. Engage in any act, practice or course of business which operates or would operate as a fraud or deceit upon the investment company; or

     8. Engage in any manipulative practice with respect to the investment company. Rule 17j-1 also requires that each investment company and its affiliates use reasonable diligence, and institute procedures reasonably necessary, to prevent violations of its code of ethics.

     In addition to Rule 17j-1 of the Act, the Insider Trading and Securities Fraud Enforcement Act of 1988 ("ITSFEA") requires that all investment advisors and broker-dealers establish, maintain, and enforce written policies and procedures designed to detect and prevent the misuse of material non-public information by such investment advisor and/or broker-dealer. Section 204A of the Investment Advisors Act of 1940 (the "Advisors Act") states that an investment advisor must adopt and disseminate written policies with respect to ITSFEA, "and an investment advisor must also vigilantly review, update, and enforce them."
Section 204A provides that every person subject to Section 204 of the Advisors Act shall be required to establish procedures to prevent insider trading. Attached to this Code of Ethics (the "Code"), as Exhibit A, is a Statement on Insider Trading. Any investment advisor who acts as such for any series of The World Funds, Inc. (the "Fund") and any broker-dealer who acts as the principal underwriter for any series of the Fund must comply with the policy and procedures outlined in the Statement on Insider Trading unless such investment advisor or principal underwriter has adopted a similar policy and procedures with respect to insider trading which are determined by the Fund's Board of Directors to comply with ITSFEA's requirements. Code of Ethics (continued) This Code is being adopted by the Fund, (1) for implementation with respect to covered persons of the Fund; and (2) for implementation by any investment advisor to the Fund as that term is defined under the Act (each such investment advisor being deemed an "Investment Advisor" for purposes of this Code), and for any principal underwriter for the Fund, unless such investment advisor or principal underwriter has adopted a code of ethics and plan of implementation thereof which is determined by the Fund's Board of Directors to comply with the requirements of Rule 17j-1 and to be sufficient to effectuate the purpose and objectives of Rule 17j-1. Statement of This Code is based on the principle that the General officers, directors, and employees of the Fund and Principles the officers, directors, and employees of the Fund's investment advisor(s) owe a fiduciary duty to the shareholders of the Fund and, therefore, the Fund's and investment advisor's personnel must place the shareholders' interests ahead of their own. The Fund's and investment advisor's personnel must also avoid any conduct which could create a potential conflict of interest, and must ensure that their personal securities transactions do not in any way interfere with the Fund's portfolio transactions and that they do not take inappropriate advantage of their positions. All persons covered by this Code must adhere to these general principles as well as the Code's specific provisions, procedures, and restrictions.

      Definitions For purposes of this Code:
     "Access Person" shall mean any director, officer, employee, or advisory person of the Fund, or those persons who have an active part in the management, portfolio selection, or underwriting functions of the Fund, or who, in the course of their normal duties, obtain prior information about the Fund's purchases or sales of securities (i.e. traders and analysts).

     "Advisory Person" With respect to an Investment Advisor, an Advisory Person means any director, officer, general partner, or employee who, in connection with his/her regular functions or duties, makes, participates in, or obtains current information regarding the purchase or sale of a security by the Fund, or whose functions relate to the making of any recommendations with respect to such purchases or sales, including any natural person in a control relationship to the Fund who obtains current information concerning recommendations made with regard to the purchase or sale of a security by the Fund.

     "Investment Personnel" shall mean any securities analyst, portfolio manager, or a member of an investment committee who is directly involved in the decision making process as to whether or not to purchase or sell a portfolio security and those persons who provide information and advice to a Portfolio Manager or who help execute a Portfolio Manager's decisions.

     "Fund Personnel" shall mean an Access Person, Advisory Person, and/or Investment Personnel.

     "Portfolio Manager" shall mean an employee of an Investment Advisor entrusted with the direct responsibility and authority to make investment decisions affecting the Fund. Code of Ethics (continued)

     "Beneficial Ownership" shall be as defined in Section 16 of the Securities Exchange Act of 1934 and the rules and regulations thereunder, which, generally speaking, encompass those situations where the beneficial owner has the right to enjoy some economic benefits which are substantially equivalent to ownership regardless of who is the registered owner. This would include: (i) securities which a person holds for his or her own benefit either in bearer form, registered in his or her own name or otherwise, regardless of whether the securities are owned individually or jointly; (ii) securities held in the name of a member of his or her immediate family sharing the same household; (iii) securities held by a trustee, executor, administrator, custodian or broker; (iv) securities owned by a general partnership of which the person is a member or a limited partnership of which such person is a general partner; (v) securities held by a corporation which can be regarded as a personal holding company of a person; and (vi) securities recently purchased by a person and awaiting transfer into his or her name.

     "Security" shall have the meaning set forth in Section 2(a)(36) of the Act, except that it shall not include shares of registered open-end investment companies, securities issued by the Government of the United States or by Federal agencies which are direct obligations of the United States, bankers' acceptances, bank certificates of deposits, and commercial paper. A future or an option on a future will be deemed to be a security subject to this Code.

     "Purchase or sale of a security" includes the writing of an option to purchase or sell a security. A security is "being considered for purchase or sale" or is "being purchased or sold" when a recommendation to purchase or sell the security has been made by an Investment Advisor and such determination has been communicated to the Fund. With respect to the Investment Advisor making the recommendation, a security is being considered for purchase or sale when an officer, director or employee of such Investment Advisor seriously considers making such a recommendation. Solely for purposes of this Code, any agent of the Fund charged with arranging the execution of a transaction shall be subject to the reporting requirements of this Code as to any such security as and from the time the security is identified to such agent as though such agent was an Investment Advisor hereunder. Code of Ethics (continued) NOTE: An officer or employee of the Fund or an Investment Advisor whose duties do not include the advisory functions described above, who does not have access to the advisory information contemplated above, and whose assigned place of employment is at a location where no investment advisory services are performed for the Fund, is not an "Advisory Person" or an "Access Person" unless actual advance knowledge of a covered transaction is furnished to such person. Prohibited Fund Personnel shall not engage in any act, Transactions practice or course of conduct which would violate the provisions of Rule 17j-1 set forth above. No Access Person or Advisory Person shall purchase or sell, directly or indirectly any security in which he/she has, or by reason of such transaction acquires, any direct or indirect beneficial ownership and which, to his/her actual knowledge, at the time of such purchase or sale (i) is being considered for purchase or sale by the Fund; or (ii) is being purchased or sold by the Fund; except that the prohibitions of this section shall not apply to:

     5. Purchases or sales affected in any account over which the Access Person or Advisory Person has no direct or indirect influence or control;

     6. Purchases or sales which are non-volitional on the part of either the Access Person, the Advisory Person, or the Fund;

     7. Purchases which are part of an automatic dividend reinvestment or other plan established by Fund Personnel prior to the time the security involved came within the purview of this Code; and

     8. Purchases effected upon the exercise of rights issued by an issuer pro rata to all holders of a class of its securities, to the extent such rights were acquired from such issuer, and sales of such rights so acquired.

     Prohibited No Investment Personnel shall: Transactions by Investment (a) acquire any securities in an initial public Personnel offering; or (b) acquire securities in a private placement without prior written approval of the Fund's compliance officer or other officer designated by the Board of Directors. In considering a request to invest in a private placement, the Fund's compliance officer will take into account, among other factors, whether the investment opportunity should be reserved for the Fund, and whether the opportunity is being offered to Investment Personnel by virtue of their/his/her position with the Fund. Should Investment Personnel be authorized to acquire securities through a private placement, they/he/she shall, in addition to reporting the transaction on the quarterly report to the Fund, disclose the interest in that investment to other Investment Personnel participating in that investment decision if and when they/he/she plays a part in the Fund's subsequent consideration of an investment in that issuer. In such a case, the Fund's decision to Code of Ethics (continued) purchase securities of that issuer will be subject to an independent review by Investment Personnel who have no personal interest in the issuer. Blackout Periods No Access Person or Advisory Person shall execute a securities transaction on a day during which the Fund has a pending "buy" or "sell" order in that same security until that order is executed or withdrawn. In addition, a Portfolio Manager is expressly prohibited from purchasing or selling a security within seven (7) calendar days before or after the Fund that he/she manages trades in that security. The foregoing prohibition of personal transactions during the seven day period following the execution of a transaction for the Fund shall not apply with respect to a security when the portfolio manager certifies in writing to the Compliance Officer that the Fund's trading program in that security is complete. Each transaction authorized by the Compliance Officer pursuant to this provision shall be reported to the Board by the Compliance Officer at the Board's next regular meeting. Should Fund Personnel trade within the proscribed period, such trade should be canceled if possible. If it is not possible to cancel the trade, all profits from the trade must be disgorged and the profits will be paid to a charity selected by the Fund Personnel and approved by the officers of the Fund.

                  The prohibitions of this section shall not apply to:

     5. Purchases or sales affected in any account over which the Access Person or Advisory Person has no direct or indirect influence or control if the person making the investment decision with respect to such account has no actual knowledge about the Fund's pending "buy" or "sell" order;

     6. Purchases or sales which are non-volitional on the part of either the Access Person, the Advisory Person, or the Fund;

     7. Purchases which are part of an automatic dividend reinvestment or other plan established by Fund Personnel prior to the time the security involved came within the purview of this Code; and

                  8. Purchases effected upon the exercise of rights issued by an issuer pro rata to all holders of a class of its securities, to the extent such rights were acquired from such issuer, and sales of such rights so acquired. Short-Term No Investment Personnel shall profit from the Trading purchase and sale, or sale and purchase, of the same (or equivalent) securities which are owned by the Fund or which are of a type suitable for purchase by the Fund, within sixty (60) calendar days. Any profits realized on such short-term trades must be disgorged and the profits will be paid to a charity selected by the Investment Personnel and approved by the officers of the Fund. The compliance officer or other officer designated by the Board of Directors may permit in writing exemptions to the prohibition of this section, on a case-by-case basis, when no abuse is involved and the equities of the circumstances support an exemption. Code of Ethics (continued) Gifts No Investment Personnel shall accept a gift or other thing of more than de minimis value ("gift") from any person or entity that does business with or on behalf of the Fund if such gift is in relation to the business of the employer of the recipient of the gift. In addition, any Investment Personnel who receives an unsolicited gift or a gift with an unclear status under this section shall promptly notify the compliance officer and accept the gift only upon written approval of the compliance officer. Service as a No Investment Personnel shall serve as a director Director of a publicly traded company absent prior written authorization from the Board of Directors based upon a determination that such board service would not be inconsistent with the interests of the Fund and its shareholders.

     Compliance 1. All Fund Personnel shall preclear their Procedures personal securities transactions prior to executing an order. A written request must be submitted to the Fund's compliance officer, and the compliance officer must give his/her written authorization prior to Fund Personnel placing a purchase or sell order with a broker. Should the compliance officer deny the request, he/she will give a reason for the denial. Approval of a request will remain valid for two
(2) business days from the date of the approval.1

     2. Fund Personnel shall instruct their broker(s) to supply the compliance officer, on a timely basis, with duplicate copies of confirmations of all personal securities transactions and copies of all periodic statements for all securities accounts.

     3. Fund Personnel, other than directors or officers required to report their securities transactions to a registered investment advisor pursuant to Rule 204-2(a)(12) or (13) under the Investment Advisors Act, shall submit reports showing all transactions in securities as defined herein in which the person has, or by reason of such transaction acquires, any direct or indirect beneficial ownership.

     4. Each director, who is not an interested person of the Fund as defined in the Act, shall submit reports as required under subparagraph 3 above, but only for transactions in reportable securities where at the time of the transaction the director knew, or in the ordinary course of fulfilling his/her official duties as a director should have known, that during the seven (7) day period immediately preceding the date of the transaction by the director, such security was purchased or sold by the Fund or was being considered for purchase or sale by the Fund.

     1 The Board has determined that placement of a limit order constitutes a transaction requiring approval, and the limit order must be placed within two days from the date of approval. Implementation of a limit order in accordance with its approved terms is a ministerial act which occurs in the future by the terms of the limit order, and does not require approval. A change of terms in, or withdrawal of, a standing limit order is an investment decision for which clearance must be obtained. Code of Ethics (continued)


     5. Every report required to be made under subparagraphs 3 and 4 above shall be made not later than ten (10) days after the end of the calendar quarter in which the transaction to which the report relates was effected. The report shall contain the following information concerning any transaction required to be reported therein:

     (a) the date of the transaction;

     (b) the title and number of shares;

     (c) the principal amount involved;

     (d) the nature of the transaction (i.e. purchase, sale, or other type of acquisition or disposition);

     (e) the price at which the transaction was effected; and

     (f) the name of the broker, dealer or bank with or through whom the transaction was effected.

     6. The compliance officer shall identify all Fund Personnel who have a duty to make the reports required hereunder and shall inform each such person of such duty, and shall receive all reports required hereunder.

     7. The compliance officer shall promptly report to the Fund's Board of Directors (a) any apparent violation of the prohibitions contained in this Code, and (b) any reported transactions in a security which was purchased or sold by the Fund within seven (7) days before or after the date of the reported transaction.

     8. The Fund's Board of Directors, or a Committee of Directors created by the Board of Directors for that purpose, shall consider reports made to the Board of Directors hereunder and shall determine whether or not this Code has been violated and what sanctions, if any, should be imposed.

     9. This Code, a list of all persons required to make reports hereunder from time to time, a copy of each report made by Fund Personnel, each memorandum made by the compliance officer hereunder, and a record of any violation hereof and any action taken as a result of such violation, shall be maintained by the Fund as required under Rule 17j-1.

     10. Upon the commencement of employment of a person who would be deemed to fall within the definition of "Fund Personnel", that person must disclose all personal securities holdings to the compliance officer.

     11. All Fund Personnel must report, on an annual basis, all personal securities holdings.




     Code of Ethics (continued)

     12. At least annually, all Fund Personnel will be required to certify that they (a) have read and understand the Code; (b) recognize that they are subject to the requirements outlined therein; (c) have complied with the requirements of the Code; (d) have disclosed and reported all personal securities transactions required to be disclosed; and (e) have disclosed all personal securities holdings.

     13. The Fund's compliance officer shall prepare an annual report to the Fund's Board of Directors. Such report shall (a) include a copy of the Fund's Code; (b) summarize existing procedures concerning personal investing and any changes in the Code's policies or procedures during the past year; (c) identify any violations of the Code; and (d) identify any recommended changes in existing restrictions, policies or procedures based upon the Fund's experience under the Code, any evolving industry practices, or developments in applicable laws or regulations. Statement on Insider Trading The Insider Trading and Securities Fraud Enforcement Act of 1988 ("ITSFEA") requires that all investment advisors and broker-dealers establish, maintain, and enforce written policies and procedures designed to detect and prevent the misuse of material non-public information by such investment advisor and/or broker-dealer, or any person associated with the investment advisor and/or broker-dealer. Section 204A of the Investment Advisers Act of 1940 (the "Advisers Act") states that an investment advisor must adopt and disseminate written policies with respect to ITSFEA, and an investment advisor must also vigilantly review, update, and enforce them."
Section 204A provides that every person subject to Section 204 of the Advisers Act shall be required to establish procedures to prevent insider trading. Each investment advisor who acts as such for any series of The World Funds, Inc. (the "Fund") and each broker-dealer which acts as principal underwriter to any series of the Fund has adopted the following policy, procedures, and supervisory procedures in addition to the Fund's Code of Ethics. Throughout this document the investment advisor(s) and principal underwriter(s) shall collectively be called the "Providers".

     Section I - The purpose of this Section 1 is to familiarize Policy the officers, directors, and employees of the Providers with issues concerning insider trading and to assist them in putting into context the policy and procedures on insider trading. Policy Statement: No person to whom this Statement on Insider Trading applies, including officers, directors, and employees, may trade, either personally or on behalf of others (such as mutual funds and private accounts managed by a Provider) while in possession of material, non-public information; nor may any officer, director, or employee of a Provider communicate material, non-public information to others in violation of the law. This conduct is frequently referred to as "insider trading." This policy applies to every officer, director, and employee of a Provider and extends to activities within and outside their duties as a Provider. It covers not only personal transactions of covered persons, but indirect trading by family, friends and others, or the non-public distribution of inside information from you to others. Every officer, director, and employee must read and retain this policy statement. Any questions regarding the policy and procedures should be referred to the compliance officer. The term "insider trading" is not defined in the Federal securities laws, but generally is used to refer to the use of material non-public information to trade in securities (whether or not one is an "insider") or the communications of material non-public information to others who may then seek to benefit from such information. Statement on Insider Trading (continued) While the law concerning insider trading is not static, it is generally understood that the law prohibits: (a) trading by an insider, while in possession of material non-public information, or (b) trading by a non-insider, while in possession of material non-public information, where the information either was disclosed to the non-insider in violation of an insider's duty to keep it confidential or was misappropriated, or (c) communicating material non-public information to others. The elements of insider trading and the penalties for such unlawful conduct are discussed below.

     1. Who is an Insider? The concept of "insider" is broad. It includes officers, directors, and employees of a company. In addition, a person can be a "temporary insider" if he or she enters into a special confidential relationship in the conduct of a company's affairs and as a result is given access to information solely for the company's purposes. A temporary insider can include, among others, a company's attorneys, accountants, consultants, bank lending officers, and the employees of such organizations. In addition, an investment advisor may become a temporary insider of a company it advises or for which it performs other services. According to the Supreme Court, the company must expect the outsider to keep the disclosed non-public information confidential and the relationship must at least imply such a duty before the outsider will be considered an insider.

     2. What is Material Information? Trading on inside information can be the basis for liability when the information is material. In general, information is "material" when there is a substantial likelihood that a reasonable investor would consider it important in making his or her investment decisions, or information that is reasonably certain to have a substantial effect on the price of a company's securities. Information that officers, directors, and employees should consider material includes, but is not limited to: dividend changes, earnings estimates, changes in previously released earnings estimates, significant merger or acquisition proposals or agreements, major litigation, liquidation problems, and extraordinary management developments.

     3. What is Non-public Information? Information is non-public until it has been effectively communicated to the market place. One must be able to point to some fact to show that the information is generally public. For example, information found in a report filed with the SEC, or appearing in Dow Jones, Reuters Economic Services, the Wall Street Journal or other publications of general circulation would be considered public. (Depending on the nature of the information, and the type and timing of the filing or other public release, it may be appropriate to allow for adequate time for the information to be "effectively" disseminated.) Statement on Insider Trading (continued)


     4. Reason for Liability. (a) Fiduciary duty theory - in 1980 the Supreme Court found that there is no general duty to disclose before trading on material non-public information, but that such a duty arises only where there is a direct or indirect fiduciary relationship with the issuer or its agents. That is, there must be a relationship between the parties to the transaction such that one party has a right to expect that the other party will disclose any material non-public information or refrain from trading. (b) Misappropriation theory - another basis for insider trading liability is the "misappropriation" theory, where liability is established when trading occurs on material non-public information that was stolen or misappropriated from any other person.

     5.       Penalties       for       Insider        Trading.        Penalties
--------------------------------- for trading on or communicating material non-public information are severe, both for individuals and their employers. A person can be subject to some or all of the penalties below even if he or she does not personally benefit from the violation. Penalties include:
                  o     civil injunctions
                  o     treble damages
                  o     disgorgement of profits
                  o     jail sentences
                  o     fines  for  the  person  who   committed  the
                        violation of up to three times the profit gained or loss avoided, whether or not the person actually benefited, and
                  o fines for the employer or other controlling person of up to the greater of $1 million or three times the amount of the profit gained or loss avoided.

     In addition, any violation of this policy statement can be expected to result in serious sanctions by a Provider, including dismissal of the persons involved.

     Section II - The following procedures have been established to Procedures aid the officers, directors, and employees of a Provider in avoiding insider trading, and to aid in preventing, detecting, and imposing sanctions against insider trading. Every officer, director, and employee of a Provider must follow these procedures or risk serious sanctions, including dismissal, substantial personal liability, and/or criminal penalties. If you have any questions about these procedures you should consult the compliance officer.

                  1.    Identifying   Inside   Information.    Before
                        -----------------------------------
                  trading for yourself or others, including investment companies or private accounts managed by a Provider, in the securities of a company about which you may have potential inside information, ask yourself the following questions:

     i. Is the information material? Is this information that an investor would consider important in making his or her investment decisions? Is this information that would substantially affect the market price of the securities if generally disclosed?

                  Statement on Insider Trading (continued)


     ii. Is the information non-public? To whom has this information been provided? Has the information been effectively communicated to the marketplace by being published in Reuters, The Wall Street Journal or other publications of general circulation? If, after consideration of the above, you believe that the information is material and non-public, or if you have questions as to whether the information is material and non-public, you should take the following steps:

     (a) Report the matter immediately to the compliance officer.

     (b) Do not purchase or sell the security on behalf of yourself or others, including investment companies or private accounts managed by a Provider.

     (c) Do not communicate the information to anybody, other than to the compliance official.

     (d) After the compliance official has reviewed the issue, you will be instructed to either continue the prohibitions against trading and communication, or you will be allowed to communicate the information and then trade.

     2. Personal Security Trading. All officers, directors, and employees of a Provider (other than officers, directors and employees who are required to report their securities transactions to a registered investment company in accordance with a Code of Ethics) shall submit to the compliance officer, on a quarterly basis, a report of every securities transaction in which they, their families (including the spouse, minor children, and adults living in the same household as the officer, director, or employee), and trusts of which they are trustees or in which they have a beneficial interest have participated, or at such lesser intervals as may be required from time to time. The report shall include the name of the security, date of the transaction, quantity, price, and broker-dealer through which the transaction was effected. All officers, directors and employees must also instruct their broker(s) to supply the compliance officer, on a timely basis, with duplicate copies of confirmations of all personal securities transactions and copies of all periodic statements for all securities accounts.

     3. Restricting Access to Material Non-public Information. Any information in your possession that you identify as material and non-public may not be communicated other than in the course of performing your duties to anyone, including persons within your company, except as provided in paragraph 1 above. In addition, care should be taken so that such information is secure. For example, files containing material non-public information should be sealed; access to computer files containing material non-public information should be restricted. Statement on Insider Trading (continued)


     4. Resolving Issues Concerning Insider Trading. If, after consideration of the items set forth in paragraph 1, doubt remains as to whether information is material or non-public, or if there is any unresolved question as to the applicability or interpretation of the foregoing procedures, or as to the propriety of any action, it must be discussed with the compliance officer before trading or communicating the information to anyone.

     Section III - The role of the compliance officer is critical to Supervision the implementation and maintenance of this Statement on Insider Trading. These supervisory procedures can be divided into two classifications, (1) the prevention of insider trading, and (2) the detection of insider trading.

     1. Prevention of Insider Trading:

     To prevent  insider  trading the  compliance  official  should:

     (a) answer  promptly  any  questions  regarding  the  Statement  on Insider
Trading;

     (b) resolve issues of whether information received by an officer, director, or employee is material and non-public;

     (c) review and ensure that officers, directors, and employees review, at least annually, and update as necessary, the Statement on Insider Trading; and


     (d) when it has been determined that an officer, director, or employee has material non-public information,

     (i) implement measures to prevent dissemination of such information, and

     (ii) if necessary, restrict officers, directors, and employees from trading the securities.

     2. Detection of Insider Trading:

    To  detect  insider  trading,   the  Compliance Officer  should:

     (a) review the trading activity reports filed by each officer, director, and employee, to ensure no trading took place in securities in which the Provider has material non-public information;

     (b) review the trading activity of the mutual funds managed by the investment advisor and the mutual funds which the broker-dealer acts as principal underwriter; Statement on Insider Trading (continued)


     (c) coordinate, if necessary, the review of such reports with other appropriate officers, directors, or employees of a Provider and The World Funds, Inc.

     3. Special Reports to Management:

     Promptly, upon learning of a potential violation of the Statement on Insider Trading, the Compliance Officer must prepare a written report to management of the Provider, and provide a copy of such report to the Board of Directors of The World Funds, Inc., providing full details and recommendations for further action.

     4. Annual Reports:

     On an annual basis, the Compliance Officer of each Provider will prepare a written report to the management of the Provider, and provide a copy of such report to the Board of Directors of The World Funds, Inc., setting forth the following:

     (a) a summary of the existing procedures to detect and prevent insider trading;

     (b) full details of any investigation, either internal or by a regulatory agency, of any suspected insider trading and the results of such investigation;

     (c) an evaluation of the current procedures and any recommendations for improvement.

                                    Exhibit B

                              THE WORLD FUNDS, INC.

                                 CODE OF ETHICS

                                 INITIAL REPORT

To the Compliance Officer of The World Funds, Inc.:

     5. I hereby acknowledged receipt of a copy of the Code of Ethics for The World Funds, Inc.

     6. I have read and understand the Code and recognize that I am subject thereto in the capacity of "Fund Personnel."

     7. Except as noted below, I hereby certify that I have no knowledge of the existence of any personal conflict of interest relationship which may involve the Fund, such as any economic relationship between my transactions and securities held or to be acquired by the Fund.

     8. As of the date below I had a direct or indirect beneficial ownership in the following securities:

----------------------------------------------------------------------
                                                  Type of Interest

   Name of Security        Number of Shares     (Direct or Indirect)
----------------------------------------------------------------------


----------------------------------------------------------------------


----------------------------------------------------------------------


----------------------------------------------------------------------


----------------------------------------------------------------------


----------------------------------------------------------------------





Date:  _________________________    Signature:
--------------------------------

                               Print Name:  _______________________________

                                    Exhibit C

                              THE WORLD FUNDS, INC.

                                 CODE OF ETHICS

                                  ANNUAL REPORT

To the Compliance Officer of The World Funds, Inc.:

     5. I have read and understand the Code and recognize that I am subject thereto in the capacity of "Fund Personnel."

     6. I hereby certify that, during the year ended December 31, 19____, I have complied with the requirements of the Code and I have reported all securities transactions required to be reported pursuant to the Code.

     7. Except as noted below, I hereby certify that I have no knowledge of the existence of any personal conflict of interest relationship which may involve the Fund, such as any economic relationship between my transactions and securities held or to be acquired by the Fund.

     8. As of December 31, 19____, I had a direct or indirect beneficial ownership in the following securities:
----------------------------------------------------------------------
                                                  Type of Interest

   Name of Security        Number of Shares     (Direct or Indirect)
----------------------------------------------------------------------


----------------------------------------------------------------------


----------------------------------------------------------------------


----------------------------------------------------------------------


----------------------------------------------------------------------


----------------------------------------------------------------------




Date:  _________________________    Signature:
--------------------------------

                               Print Name:  _______________________________

                                    Exhibit D

                        THE WORLD FUNDS, INC.

                   Securities Transactions Report

For the Calendar Quarter Ended: ______________________, 19____

To the Compliance Officer of The World Funds, Inc.:

During the quarter referred to above, the following transactions were effected in securities of which I had, or by reason of such transaction acquired, direct or indirect beneficial ownership and which are required to be reported pursuant to the Code of Ethics adopted by The World Funds, Inc.

------------------------------------------------------------------------
                                        Nature of             Broker


Dealer

          Date of    No. of   Dollar    Transaction           or Bank
                               Amt of                          thru

Security Transaction Shares   Transactio(Buy/Sell)  Price      Whom

Effected

------------------------------------------------------------------------


------------------------------------------------------------------------


------------------------------------------------------------------------


------------------------------------------------------------------------


------------------------------------------------------------------------


------------------------------------------------------------------------

This report (i) excludes transactions with respect to which I had no direct or indirect influence or control, (ii) other transactions not required to be reported, and (iii) is not an admission that I have or had any direct or indirect beneficial ownership in the securities listed above.

Except as noted on the reverse side of this report, I hereby certify that I have no knowledge of the existence of any personal conflict of interest relationship which may involve the Fund, such as the existence of any economic relationship between my transactions and securities held or to be acquired by the Fund.

Date:  _________________________    Signature:
--------------------------------

                               Print Name:  _______________________________



--------
1 This list of countries is subject to change from time to time. Certain countries may be removed from this list while new markets may be added. 2 The Firm has determined that placement of a limit order constitutes a transaction requiring approval, and the limit order must be placed within two days from the date of approval. Implementation of a limit order in accordance with its approved terms is a ministerial act which occurs in the future by the terms of the limit order, and does not require approval. A change of terms in, or withdrawal of, a standing limit order is an investment decision for which clearance must be obtained.